UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03732

MFS VARIABLE INSURANCE TRUST II

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199 (Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111Huntington Avenue Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant's telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

ITEM 1. REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
December 31, 2023
MFS®  Blended Research®
Core Equity Portfolio
MFS® Variable Insurance Trust II
CGS-ANN

MFS® Blended Research® Core Equity Portfolio
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Blended Research Core Equity Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
Microsoft Corp.	7.5%
Apple, Inc.	6.7%
Amazon.com, Inc.	3.9%
NVIDIA Corp.	3.8%
Alphabet, Inc., “C”	2.7%
Alphabet, Inc., “A”	2.5%
Johnson & Johnson	2.1%
Meta Platforms, Inc., “A”	2.1%
Adobe Systems, Inc.	2.1%
JPMorgan Chase & Co.	2.0%

GICS equity sectors (g)
Information Technology	28.5%
Financials	13.6%
Health Care	13.4%
Consumer Discretionary	10.2%
Communication Services	8.6%
Industrials	7.7%
Consumer Staples	6.6%
Energy	3.8%
Utilities	3.2%
Real Estate	1.9%
Materials	1.7%
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2023.
The portfolio is actively managed and current holdings may be different.
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MFS Blended Research Core Equity Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2023, Initial Class shares of the MFS Blended Research Core Equity Portfolio (fund) provided a total return of 28.53%, while Service Class shares of the fund provided a total return of 28.20%. These compare with a return of 26.29% over the same period for the fund's benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Early on, policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools (financial policies aimed at safeguarding the stability of the financial system) to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk. Rapid advancements in artificial intelligence were a focus for investors.
Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Contributors to Performance
Relative to the S&P 500 Index, stock selection and an underweight position in the energy sector benefited the fund’s performance. Within this sector, not owning shares of poor-performing integrated energy company Chevron, and an underweight position in integrated oil and gas company ExxonMobil, helped relative returns. The share price of Chevron declined as the company reported revenue that missed expectations due to lower margins in its downstream operations, higher-than-forecasted capital expenditures, and costs related to the acquisition of Hess.
Security selection within the utilities sector also aided relative results led by the fund’s holdings of electricity provider Vistra(b). The share price of Vistra climbed as the company posted impressive earnings, raised growth guidance, and benefited from favorable demand and weather conditions.
The combination of stock selection and an underweight position in the industrials sector strengthened relative performance. Here, the timing of the fund’s position in building materials supplier and manufacturer Builders FirstSource benefited relative results. The share price of Builders FirstSource advanced as the company announced strong organic growth and impressive margins due to moderating commodity prices and robust consumer demand.
Elsewhere, the fund’s overweight positions in online travel company Booking Holdings, software company Adobe Systems, semiconductor company Lam Research, semiconductor chips and electronics engineering solutions provider Applied Materials, and technology company Alphabet were among the fund’s top relative contributors. Adobe’s share price benefited from financial performance that beat market estimates due to better-than-expected revenue growth coupled with higher operating margins. Results were further bolstered through the implementation of generative AI (artificial intelligence) in Photoshop and the implications of its broader use within the company. The timing of the fund’s ownership in shares of network security solutions company Palo Alto Networks further supported relative results.
Detractors from Performance
During the reporting period, security selection within both the information technology and communication services sectors held back relative performance. Within the information technology sector, an underweight position in strong-performing computer graphics processor maker NVIDIA, and the timing of the fund’s position in broadband communications and networking services company Broadcom, weighed on relative results. The stock price of NVIDIA advanced as the company reported earnings per share results well above expectations, primarily driven by stronger-than-expected revenue growth within its data center, generative AI, and networking
2

MFS Blended Research Core Equity Portfolio
Management Review - continued
segments. Revenue and earnings-per-share guidance were significantly above expectations, driven by continued robust demand related to generative AI. Within the communication services sector, there were no individual stocks, either in the fund or in the benchmark, that were among the fund's top relative detractors over the reporting period.
Stocks in other sectors that hindered relative performance included the fund’s overweight positions in oilseeds, corn, and wheat processor Archer Daniels Midland, global health services provider Cigna, insurance company MetLife, diversified medical products maker Johnson & Johnson, office and consumer paper products maker Kimberly-Clark, pharmaceutical company Merck, and biotechnology company Biogen. Additionally, the fund’s underweight position in electric vehicle manufacturer Tesla, which outperformed the benchmark, further detracted from relative returns.
Respectfully,
Portfolio Manager(s)
Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks
(b)	Security is not a benchmark constituent.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
3

MFS Blended Research Core Equity Portfolio
Performance Summary Through 12/31/23
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/23
Average annual with sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	11/14/1986	28.53%	15.81%	11.10%
Service Class	8/24/2001	28.20%	15.53%	10.82%
Comparative benchmark(s)
Standard & Poor's 500 Stock Index (f)	26.29%	15.69%	12.03%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
4

MFS Blended Research Core Equity Portfolio
Performance Summary – continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
5

MFS Blended Research Core Equity Portfolio
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2023 through December 31, 2023
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/23	Ending Account Value 12/31/23	Expenses Paid During Period (p) 7/01/23-12/31/23
Initial Class	Actual	0.42%	$1,000.00	$1,092.44	$2.22
	Hypothetical (h)	0.42%	$1,000.00	$1,023.09	$2.14
Service Class	Actual	0.67%	$1,000.00	$1,091.15	$3.53
	Hypothetical (h)	0.67%	$1,000.00	$1,021.83	$3.41
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
6

MFS Blended Research Core Equity Portfolio
Portfolio of Investments − 12/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.2%
Aerospace & Defense – 1.4%
General Dynamics Corp.	19,320	$ 5,016,824
Honeywell International, Inc.	2,967	622,210
		$5,639,034
Airlines – 0.4%
United Airlines Holdings, Inc. (a)	33,896	$ 1,398,549
Apparel Manufacturers – 0.3%
Deckers Outdoor Corp. (a)	901	$ 602,255
Skechers USA, Inc., “A” (a)	10,946	682,374
		$1,284,629
Automotive – 1.0%
Aptiv PLC (a)	12,831	$ 1,151,198
Tesla, Inc. (a)	10,963	2,724,086
		$3,875,284
Biotechnology – 0.8%
Biogen, Inc. (a)	12,809	$ 3,314,585
Broadcasting – 1.1%
Netflix, Inc. (a)	864	$ 420,664
Omnicom Group, Inc.	45,059	3,898,054
		$4,318,718
Brokerage & Asset Managers – 1.7%
Apollo Global Management, Inc.	4,227	$ 393,914
Bank of New York Mellon Corp.	110,260	5,739,033
TPG, Inc.	14,327	618,497
		$6,751,444
Business Services – 2.0%
Accenture PLC, “A”	4,777	$ 1,676,297
Fiserv, Inc. (a)	9,021	1,198,350
Verisk Analytics, Inc., “A”	19,886	4,749,970
WEX, Inc. (a)	1,815	353,108
		$7,977,725
Chemicals – 0.1%
PPG Industries, Inc.	2,637	$ 394,363
Computer Software – 12.0%
Adobe Systems, Inc. (a)	13,766	$ 8,212,796
Autodesk, Inc. (a)	2,637	642,057
Microsoft Corp.	78,432	29,493,569
Palo Alto Networks, Inc. (a)	19,849	5,853,073
Salesforce, Inc. (a)	9,921	2,610,612
		$46,812,107
Computer Software - Systems – 6.7%
Apple, Inc.	135,430	$ 26,074,338
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MFS Blended Research Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Products – 1.7%
Colgate-Palmolive Co.	28,431	$ 2,266,235
Kimberly-Clark Corp.	35,031	4,256,617
		$6,522,852
Consumer Services – 2.0%
Booking Holdings, Inc. (a)	2,216	$ 7,860,639
Electrical Equipment – 0.4%
TE Connectivity Ltd.	12,110	$ 1,701,455
Electronics – 8.7%
Applied Materials, Inc.	34,458	$ 5,584,608
Broadcom, Inc.	402	448,733
Corning, Inc.	38,550	1,173,847
Lam Research Corp.	8,404	6,582,517
NVIDIA Corp.	30,010	14,861,552
NXP Semiconductors N.V.	24,237	5,566,754
		$34,218,011
Energy - Independent – 3.6%
ConocoPhillips	4,773	$ 554,002
EOG Resources, Inc.	8,310	1,005,094
Marathon Petroleum Corp.	17,622	2,614,400
Phillips 66	43,140	5,743,660
Valero Energy Corp.	33,272	4,325,360
		$14,242,516
Energy - Integrated – 0.1%
Exxon Mobil Corp.	4,794	$ 479,304
Engineering - Construction – 0.2%
EMCOR Group, Inc.	2,852	$ 614,406
Food & Beverages – 2.4%
Archer Daniels Midland Co.	63,542	$ 4,589,003
General Mills, Inc.	21,822	1,421,485
Mondelez International, Inc.	15,523	1,124,331
PepsiCo, Inc.	13,762	2,337,338
		$9,472,157
Forest & Paper Products – 0.2%
Weyerhaeuser Co., REIT	17,757	$ 617,411
Gaming & Lodging – 0.3%
Las Vegas Sands Corp.	26,516	$ 1,304,852
Health Maintenance Organizations – 2.2%
Cigna Group	20,476	$ 6,131,538
Humana, Inc.	3,199	1,464,534
UnitedHealth Group, Inc.	1,599	841,826
		$8,437,898
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MFS Blended Research Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Insurance – 4.6%
Ameriprise Financial, Inc.	14,784	$ 5,615,407
Berkshire Hathaway, Inc., “B” (a)	5,761	2,054,718
Equitable Holdings, Inc.	83,215	2,771,060
Hartford Financial Services Group, Inc.	9,201	739,576
MetLife, Inc.	69,200	4,576,196
Reinsurance Group of America, Inc.	2,273	367,726
Voya Financial, Inc.	26,330	1,921,037
		$18,045,720
Internet – 7.3%
Alphabet, Inc., “A” (a)	69,880	$ 9,761,537
Alphabet, Inc., “C” (a)	74,245	10,463,348
Meta Platforms, Inc., “A” (a)	23,383	8,276,647
		$28,501,532
Machinery & Tools – 1.8%
AGCO Corp.	12,371	$ 1,501,963
Eaton Corp. PLC	6,702	1,613,976
Ingersoll Rand, Inc.	13,115	1,014,314
Timken Co.	22,093	1,770,754
Wabtec Corp.	9,318	1,182,454
		$7,083,461
Major Banks – 3.6%
Bank of America Corp.	42,032	$ 1,415,218
JPMorgan Chase & Co.	46,622	7,930,402
Wells Fargo & Co.	95,115	4,681,560
		$14,027,180
Medical & Health Technology & Services – 2.4%
Cardinal Health, Inc.	10,933	$ 1,102,046
IQVIA Holdings, Inc. (a)	4,847	1,121,499
McKesson Corp.	13,015	6,025,685
Veeva Systems, Inc. (a)	5,398	1,039,223
		$9,288,453
Medical Equipment – 1.2%
Abbott Laboratories	6,238	$ 686,617
Align Technology, Inc. (a)	9,638	2,640,812
Boston Scientific Corp. (a)	11,298	653,137
Medtronic PLC	6,599	543,626
		$4,524,192
Natural Gas - Distribution – 0.1%
UGI Corp.	14,455	$ 355,593
Network & Telecom – 0.3%
Motorola Solutions, Inc.	3,260	$ 1,020,673
Other Banks & Diversified Financials – 3.3%
M&T Bank Corp.	16,797	$ 2,302,533
Mastercard, Inc., “A”	3,389	1,445,442
SLM Corp.	142,441	2,723,472
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MFS Blended Research Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Other Banks & Diversified Financials – continued
Visa, Inc., “A”	24,690	$ 6,428,042
		$12,899,489
Pharmaceuticals – 6.9%
AbbVie, Inc.	24,972	$ 3,869,911
Eli Lilly & Co.	6,778	3,951,032
Johnson & Johnson	53,232	8,343,583
Merck & Co., Inc.	15,184	1,655,360
Organon & Co.	66,209	954,734
Pfizer, Inc.	136,499	3,929,806
Vertex Pharmaceuticals, Inc. (a)	10,133	4,123,016
		$26,827,442
Printing & Publishing – 0.1%
Lamar Advertising Co., REIT	3,654	$ 388,347
Railroad & Shipping – 1.4%
CSX Corp.	155,389	$ 5,387,337
Real Estate – 1.2%
Brixmor Property Group, Inc., REIT	57,646	$ 1,341,422
Host Hotels & Resorts, Inc., REIT	21,206	412,881
Prologis, Inc., REIT	19,587	2,610,947
Ryman Hospitality Properties, Inc., REIT	3,694	406,562
		$4,771,812
Specialty Chemicals – 1.6%
Chemours Co.	119,281	$ 3,762,123
Linde PLC	4,828	1,982,908
RPM International, Inc.	5,938	662,859
		$6,407,890
Specialty Stores – 9.3%
Amazon.com, Inc. (a)	99,608	$ 15,134,440
Builders FirstSource, Inc. (a)	32,168	5,370,126
Home Depot, Inc.	14,466	5,013,192
O'Reilly Automotive, Inc. (a)	5,610	5,329,949
Target Corp.	39,079	5,565,631
		$36,413,338
Telecommunications - Wireless – 0.2%
T-Mobile USA, Inc.	4,528	$ 725,974
Telephone Services – 0.4%
Equinix, Inc., REIT	1,884	$ 1,517,355
Tobacco – 1.1%
Altria Group, Inc.	105,296	$ 4,247,641
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MFS Blended Research Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – 3.1%
Edison International	37,281	$ 2,665,219
PG&E Corp.	255,644	4,609,261
Vistra Corp.	131,122	5,050,819
		$12,325,299
Total Common Stocks (Identified Cost, $230,948,696)		$388,071,005
Investment Companies (h) – 0.3%
Money Market Funds – 0.3%
MFS Institutional Money Market Portfolio, 5.42% (v) (Identified Cost, $1,118,813)	1,118,740	$ 1,118,963
Other Assets, Less Liabilities – 0.5%		1,831,137
Net Assets – 100.0%		$391,021,105
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $1,118,963 and $388,071,005, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See Notes to Financial Statements
11

MFS Blended Research Core Equity Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/23 Assets
Investments in unaffiliated issuers, at value (identified cost, $230,948,696)	$388,071,005
Investments in affiliated issuers, at value (identified cost, $1,118,813)	1,118,963
Receivables for
Investments sold	1,985,472
Dividends	332,304
Other assets	2,056
Total assets	$391,509,800
Liabilities
Payables for
Fund shares reacquired	$416,075
Payable to affiliates
Investment adviser	16,631
Administrative services fee	644
Shareholder servicing costs	13
Distribution and/or service fees	3,833
Payable for independent Trustees' compensation	572
Accrued expenses and other liabilities	50,927
Total liabilities	$488,695
Net assets	$391,021,105
Net assets consist of
Paid-in capital	$202,841,370
Total distributable earnings (loss)	188,179,735
Net assets	$391,021,105
Shares of beneficial interest outstanding	7,088,749
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$251,495,079	4,535,918	$55.45
Service Class	139,526,026	2,552,831	54.66
See Notes to Financial Statements
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MFS Blended Research Core Equity Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/23
Net investment income (loss)
Income
Dividends	$5,606,690
Dividends from affiliated issuers	96,690
Other	13,019
Foreign taxes withheld	(14,422)
Total investment income	$5,701,977
Expenses
Management fee	$1,511,026
Distribution and/or service fees	342,643
Shareholder servicing costs	3,424
Administrative services fee	64,753
Independent Trustees' compensation	9,066
Custodian fee	14,670
Audit and tax fees	56,754
Legal fees	1,811
Miscellaneous	16,190
Total expenses	$2,020,337
Reduction of expenses by investment adviser	(48,299)
Net expenses	$1,972,038
Net investment income (loss)	$3,729,939
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$28,288,651
Affiliated issuers	(135)
Net realized gain (loss)	$28,288,516
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$62,640,459
Affiliated issuers	(368)
Net unrealized gain (loss)	$62,640,091
Net realized and unrealized gain (loss)	$90,928,607
Change in net assets from operations	$94,658,546
See Notes to Financial Statements
13

MFS Blended Research Core Equity Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/23	12/31/22
Change in net assets
From operations
Net investment income (loss)	$3,729,939	$4,893,870
Net realized gain (loss)	28,288,516	29,167,266
Net unrealized gain (loss)	62,640,091	(116,585,749)
Change in net assets from operations	$94,658,546	$(82,524,613)
Total distributions to shareholders	$(34,508,040)	$(80,090,203)
Change in net assets from fund share transactions	$(32,461,024)	$(9,140,433)
Total change in net assets	$27,689,482	$(171,755,249)
Net assets
At beginning of period	363,331,623	535,086,872
At end of period	$391,021,105	$363,331,623
See Notes to Financial Statements
14

MFS Blended Research Core Equity Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$47.48	$68.53	$57.28	$53.06	$45.29
Income (loss) from investment operations
Net investment income (loss) (d)	$0.56	$0.68	$0.63	$0.67	$0.80
Net realized and unrealized gain (loss)	12.46	(10.77)	15.96	7.21	11.74
Total from investment operations	$13.02	$(10.09)	$16.59	$7.88	$12.54
Less distributions declared to shareholders
From net investment income	$(0.76)	$(0.68)	$(0.74)	$(0.88)	$(0.79)
From net realized gain	(4.29)	(10.28)	(4.60)	(2.78)	(3.98)
Total distributions declared to shareholders	$(5.05)	$(10.96)	$(5.34)	$(3.66)	$(4.77)
Net asset value, end of period (x)	$55.45	$47.48	$68.53	$57.28	$53.06
Total return (%) (k)(r)(s)(x)	28.53	(16.00)	29.53	15.34	29.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.44	0.45	0.45	0.45	0.45
Expenses after expense reductions	0.43	0.44	0.43	0.44	0.44
Net investment income (loss)	1.08	1.20	0.98	1.30	1.58
Portfolio turnover	42	43	51	56	46
Net assets at end of period (000 omitted)	$251,495	$230,413	$313,788	$280,679	$285,654
Service Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$46.82	$67.71	$56.68	$52.54	$44.87
Income (loss) from investment operations
Net investment income (loss) (d)	$0.42	$0.53	$0.47	$0.54	$0.67
Net realized and unrealized gain (loss)	12.29	(10.62)	15.76	7.12	11.64
Total from investment operations	$12.71	$(10.09)	$16.23	$7.66	$12.31
Less distributions declared to shareholders
From net investment income	$(0.58)	$(0.52)	$(0.60)	$(0.74)	$(0.66)
From net realized gain	(4.29)	(10.28)	(4.60)	(2.78)	(3.98)
Total distributions declared to shareholders	$(4.87)	$(10.80)	$(5.20)	$(3.52)	$(4.64)
Net asset value, end of period (x)	$54.66	$46.82	$67.71	$56.68	$52.54
Total return (%) (k)(r)(s)(x)	28.20	(16.20)	29.18	15.06	28.87
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.69	0.70	0.70	0.70	0.70
Expenses after expense reductions	0.68	0.69	0.68	0.69	0.69
Net investment income (loss)	0.83	0.96	0.73	1.05	1.33
Portfolio turnover	42	43	51	56	46
Net assets at end of period (000 omitted)	$139,526	$132,919	$221,299	$191,661	$186,380

See Notes to Financial Statements
15

MFS Blended Research Core Equity Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
16

MFS Blended Research Core Equity Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Blended Research Core Equity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When
17

MFS Blended Research Core Equity Portfolio
Notes to Financial Statements  - continued
fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$388,071,005	$—	$—	$388,071,005
Mutual Funds	1,118,963	—	—	1,118,963
Total	$389,189,968	$—	$—	$389,189,968
For further information regarding security characteristics, see the Portfolio of Investments.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
18

MFS Blended Research Core Equity Portfolio
Notes to Financial Statements  - continued
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/23	Year ended 12/31/22
Ordinary income (including any short-term capital gains)	$4,817,507	$22,880,184
Long-term capital gains	29,690,533	57,210,019
Total distributions	$34,508,040	$80,090,203
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/23
Cost of investments	$233,050,289
Gross appreciation	160,315,226
Gross depreciation	(4,175,547)
Net unrealized appreciation (depreciation)	$156,139,679
Undistributed ordinary income	3,913,963
Undistributed long-term capital gain	28,126,093
Total distributable earnings (loss)	$188,179,735
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/23	Year ended 12/31/22
Initial Class	$22,263,520	$46,246,614
Service Class	12,244,520	33,843,589
Total	$34,508,040	$80,090,203
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.40%
In excess of $1 billion and up to $2.5 billion	0.375%
In excess of $2.5 billion	0.35%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this management fee reduction amounted to $48,299, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.39% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well
19

MFS Blended Research Core Equity Portfolio
Notes to Financial Statements  - continued
as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2023, the fee was $2,560, which equated to 0.0007% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2023, these costs amounted to $864.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.0171% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2023, this reimbursement amounted to $12,873, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2023, purchases and sales of investments, other than short-term obligations, aggregated $157,735,546 and $220,818,589, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	36,042	$1,843,449	117,071	$6,383,215
Service Class	139,329	7,135,498	964,845	57,159,649
	175,371	$8,978,947	1,081,916	$63,542,864
Shares issued to shareholders in reinvestment of distributions
Initial Class	435,877	$21,937,693	881,825	$45,519,812
Service Class	246,567	12,244,520	664,251	33,843,589
	682,444	$34,182,213	1,546,076	$79,363,401
Shares reacquired
Initial Class	(788,619)	$(40,943,668)	(725,440)	$(40,687,292)
Service Class	(671,917)	(34,678,516)	(2,058,508)	(111,359,406)
	(1,460,536)	$(75,622,184)	(2,783,948)	$(152,046,698)
Net change
Initial Class	(316,700)	$(17,162,526)	273,456	$11,215,735
Service Class	(286,021)	(15,298,498)	(429,412)	(20,356,168)
	(602,721)	$(32,461,024)	(155,956)	$(9,140,433)
20

MFS Blended Research Core Equity Portfolio
Notes to Financial Statements  - continued
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2023, the fund’s commitment fee and interest expense were $2,095 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$2,601,486	$56,507,544	$57,989,564	$(135)	$(368)	$1,118,963
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$96,690	$—
21

MFS Blended Research Core Equity Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Blended Research Core Equity Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Blended Research Core Equity Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more of the MFS investment companies since 1924.
22

MFS Blended Research Core Equity Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2024, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
23

MFS Blended Research Core Equity Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 53)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019.  The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Caroselli, Jones and Otis are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
24

MFS Blended Research Core Equity Portfolio
Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks
25

MFS Blended Research Core Equity Portfolio
Board Review of Investment Advisory Agreement
MFS Blended Research Core Equity Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 1st quintile for the three-year period ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. The Trustees noted that the total return performance (Class I shares) of the Fund’s retail counterpart, MFS Blended Research Core Equity Fund, which has substantially similar investment strategies, was in the 3rd
26

MFS Blended Research Core Equity Portfolio
Board Review of Investment Advisory Agreement - continued
quintile relative to the other funds in its Broadridge performance universe for the five-year period ended December 31, 2022. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
27

MFS Blended Research Core Equity Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $32,660,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 100.00% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
28

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
30

Annual Report
December 31, 2023
MFS®  Core Equity Portfolio
MFS® Variable Insurance Trust II
RGS-ANN

MFS® Core Equity Portfolio
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Core Equity Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
Microsoft Corp.	7.3%
Apple, Inc.	4.1%
Amazon.com, Inc.	3.7%
Alphabet, Inc., “A”	3.5%
Meta Platforms, Inc., “A”	2.0%
Visa, Inc., “A”	1.8%
Broadcom, Inc.	1.7%
JPMorgan Chase & Co.	1.6%
Exxon Mobil Corp.	1.6%
Home Depot, Inc.	1.3%
Global equity sectors (k)
Technology	34.5%
Capital Goods	14.0%
Financial Services	13.6%
Health Care	12.7%
Consumer Cyclicals	12.2%
Energy	6.2%
Consumer Staples	4.2%
Telecommunications and Cable Television (s)	1.9%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.
(s)	Includes securities sold short.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2023.
The portfolio is actively managed and current holdings may be different.
1

MFS Core Equity Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2023, Initial Class shares of the MFS Core Equity Portfolio (fund) provided a total return of 23.14%, while Service Class shares of the fund provided a total return of 22.79%. These compare with a return of 25.96% over the same period for the fund’s benchmark, the Russell 3000® Index.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Early on, policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools (financial policies aimed at safeguarding the stability of the financial system) to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk. Rapid advancements in artificial intelligence were a focus for investors.
Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Relative to the Russell 3000® Index, stock selection within the technology sector was a primary detractor from the fund’s performance. Here, the timing of the fund’s ownership in shares of computer graphics processor maker NVIDIA and social networking service provider Meta Platforms held back relative results. The stock price of NVIDIA climbed as the company reported earnings per share results well above expectations, primarily driven by stronger-than-expected revenue growth within its data center, generative AI (artificial intelligence), and networking segments. Revenue and earnings per share guidance were significantly above expectations, driven by continued robust demand related to generative AI.
Security selection within the consumer cyclicals sector also hurt relative returns led by the fund’s overweight position in merchandise store operator Dollar General. The stock price of Dollar General declined as the company posted below-consensus earnings per share results driven by worse-than-expected sales and higher-than-expected operating and selling, general, and administrative expenses.
Elsewhere, not owning shares of strong-performing electric vehicle manufacturer Tesla weakened relative performance. Despite operating margin pressures due to aggressive vehicle price cuts, Tesla’s share price advanced as the company delivered a record number of vehicles. The fund’s overweight holdings of global health services provider Cigna, pharmaceutical giant Pfizer, life sciences consumables provider Maravai Lifesciences Holdings, integrated oil and gas company ExxonMobil, data, video, and voice services provider Cable One, and risk management and human capital consulting services provider Aon were also among the top relative detractors for the reporting period.
Contributors to Performance
During the reporting period, stock selection within the health care sector contributed to relative performance. Within this sector, not owning shares of health insurance and Medicare/Medicaid provider UnitedHealth Group and global pharmaceutical company Bristol-Myers Squibb helped relative returns as both stocks underperformed the benchmark. The timing of the fund’s ownership in shares of pharmaceutical company AbbVie also supported relative results. AbbVie’s stock price rose as the company posted strong results in its aesthetics segment and immunology products, Skyrizi and Rinvoq, and upwardly revised its earnings per share guidance.
Security selection within the energy sector also benefited relative results. Within this sector, the fund’s avoidance of weak-performing integrated energy company Chevron aided relative performance. The share price of Chevron fell as the company reported revenue that missed expectations due to lower margins in its downstream operations, higher-than-forecasted capital expenditures, and costs related to the acquisition of Hess. Energy stocks were broadly dragged down by weakness in crude oil prices, which suffered from both strong supply and weak demand dynamics.
2

MFS Core Equity Portfolio
Management Review - continued
In other sectors, the fund’s overweight positions in broadband communications and networking services company Broadcom, software giant Microsoft, enterprise cloud computing solutions provider ServiceNow, internet retailer Amazon.com, semiconductor company Lam Research, and integrated circuits and electronic devices developer Cadence Design Systems strengthened the fund’s relative returns.
Respectfully,
Portfolio Manager(s)
Joseph MacDougall
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
3

MFS Core Equity Portfolio
Performance Summary Through 12/31/23
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/23
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/12/1997	23.14%	15.08%	11.61%
Service Class	8/24/2001	22.79%	14.79%	11.33%
Comparative benchmark(s)
Russell 3000® Index (f)	25.96%	15.16%	11.48%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Russell 3000® Index(h) – constructed to provide a comprehensive barometer for the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
4

MFS Core Equity Portfolio
Performance Summary – continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
5

MFS Core Equity Portfolio
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2023 through December 31, 2023
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/23	Ending Account Value 12/31/23	Expenses Paid During Period (p) 7/01/23-12/31/23
Initial Class	Actual	0.81%	$1,000.00	$1,080.67	$4.25
	Hypothetical (h)	0.81%	$1,000.00	$1,021.12	$4.13
Service Class	Actual	1.06%	$1,000.00	$1,078.94	$5.55
	Hypothetical (h)	1.06%	$1,000.00	$1,019.86	$5.40
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Notes to Expense Table
Expense ratios include 0.01% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

6

MFS Core Equity Portfolio
Portfolio of Investments − 12/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.4%
Aerospace & Defense – 2.6%
Boeing Co. (a)	5,748	$ 1,498,274
General Dynamics Corp.	3,322	862,624
Honeywell International, Inc.	9,008	1,889,067
Howmet Aerospace, Inc.	11,403	617,130
Leidos Holdings, Inc.	17,357	1,878,722
		$6,745,817
Alcoholic Beverages – 0.2%
Constellation Brands, Inc., “A”	2,173	$ 525,323
Apparel Manufacturers – 0.6%
Deckers Outdoor Corp. (a)	523	$ 349,589
NIKE, Inc., “B”	9,103	988,313
VF Corp.	15,775	296,570
		$1,634,472
Automotive – 0.3%
Aptiv PLC (a)	6,549	$ 587,576
Rivian Automotive, Inc., “A” (a)(l)	9,688	227,281
		$814,857
Broadcasting – 0.8%
Omnicom Group, Inc.	5,113	$ 442,326
Walt Disney Co.	17,446	1,575,199
		$2,017,525
Brokerage & Asset Managers – 2.0%
Cboe Global Markets, Inc.	1,652	$ 294,981
Charles Schwab Corp.	15,303	1,052,846
CME Group, Inc.	4,623	973,604
Invesco Ltd.	45,246	807,189
KKR & Co., Inc.	17,007	1,409,030
Raymond James Financial, Inc.	5,745	640,567
		$5,178,217
Business Services – 3.5%
Accenture PLC, “A”	1,473	$ 516,890
Fidelity National Information Services, Inc.	7,580	455,331
Fiserv, Inc. (a)	5,624	747,092
Insperity, Inc.	10,033	1,176,068
Morningstar, Inc.	5,259	1,505,336
TransUnion	20,750	1,425,733
TriNet Group, Inc. (a)	10,505	1,249,360
Tyler Technologies, Inc. (a)	1,749	731,292
Verisk Analytics, Inc., “A”	3,657	873,511
WNS (Holdings) Ltd., ADR (a)	5,671	358,407
		$9,039,020
Cable TV – 0.4%
Cable One, Inc.	1,964	$ 1,093,143
7

MFS Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Chemicals – 0.5%
Eastman Chemical Co.	11,611	$ 1,042,900
Element Solutions, Inc.	13,201	305,471
		$1,348,371
Computer Software – 11.2%
Autodesk, Inc. (a)	4,092	$ 996,320
Cadence Design Systems, Inc. (a)	7,582	2,065,109
Check Point Software Technologies Ltd. (a)	2,601	397,407
Datadog, Inc., “A” (a)	5,541	672,567
Dun & Bradstreet Holdings, Inc.	254,186	2,973,976
Flywire Corp. (a)	14,173	328,105
Microsoft Corp. (s)	50,371	18,941,511
Salesforce, Inc. (a)	10,564	2,779,811
		$29,154,806
Computer Software - Systems – 6.8%
Apple, Inc. (s)	55,553	$ 10,695,619
Block, Inc., “A” (a)	6,642	513,759
Guidewire Software, Inc. (a)	4,980	543,019
HubSpot, Inc. (a)	1,118	649,044
Rapid7, Inc. (a)	14,348	819,271
Seagate Technology Holdings PLC	18,481	1,577,723
ServiceNow, Inc. (a)	3,300	2,331,417
Zebra Technologies Corp., “A” (a)	1,801	492,267
		$17,622,119
Construction – 1.6%
AvalonBay Communities, Inc., REIT	1,624	$ 304,045
AZEK Co., Inc. (a)	15,689	600,104
Masco Corp.	12,779	855,938
Sherwin-Williams Co.	2,541	792,538
Summit Materials, Inc., “A” (a)	26,279	1,010,690
Vulcan Materials Co.	2,312	524,847
		$4,088,162
Consumer Products – 1.5%
Colgate-Palmolive Co.	12,201	$ 972,542
e.l.f. Beauty, Inc. (a)	2,439	352,045
International Flavors & Fragrances, Inc.	6,533	528,977
Kenvue, Inc.	55,992	1,205,508
Procter & Gamble Co.	6,712	983,576
		$4,042,648
Consumer Services – 0.6%
Booking Holdings, Inc. (a)	338	$ 1,198,960
Grand Canyon Education, Inc. (a)	2,839	374,862
		$1,573,822
Containers – 0.2%
Crown Holdings, Inc.	4,572	$ 421,035
Electrical Equipment – 1.8%
AMETEK, Inc.	7,051	$ 1,162,639
Amphenol Corp., “A”	8,270	819,805
Emerson Electric Co.	6,932	674,692
8

MFS Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electrical Equipment – continued
Johnson Controls International PLC	10,394	$ 599,110
nVent Electric PLC	8,026	474,256
Sensata Technologies Holding PLC	12,407	466,131
TE Connectivity Ltd.	3,169	445,245
		$4,641,878
Electronics – 6.9%
Analog Devices, Inc.	10,270	$ 2,039,211
Applied Materials, Inc.	11,980	1,941,599
Broadcom, Inc.	3,970	4,431,512
Lam Research Corp.	3,052	2,390,510
Marvell Technology, Inc.	26,258	1,583,620
Monolithic Power Systems, Inc.	1,346	849,030
NVIDIA Corp.	6,535	3,236,263
NXP Semiconductors N.V.	6,405	1,471,100
		$17,942,845
Energy - Independent – 1.5%
ConocoPhillips	17,586	$ 2,041,207
Diamondback Energy, Inc.	4,696	728,256
Phillips 66	4,929	656,247
Valero Energy Corp.	3,855	501,150
		$3,926,860
Energy - Integrated – 1.6%
Exxon Mobil Corp.	40,727	$ 4,071,885
Energy - Renewables – 0.1%
Enphase Energy, Inc. (a)	2,050	$ 270,887
Engineering - Construction – 0.7%
APi Group, Inc. (a)	26,080	$ 902,368
Jacobs Solutions, Inc.	7,376	957,405
		$1,859,773
Entertainment – 0.4%
Spotify Technology S.A. (a)	4,323	$ 812,335
Vivid Seats, Inc., “A” (a)	34,147	215,809
		$1,028,144
Food & Beverages – 2.0%
Archer Daniels Midland Co.	8,089	$ 584,187
Coca-Cola Co.	6,443	379,686
Coca-Cola Europacific Partners PLC	8,685	579,637
Mondelez International, Inc.	22,728	1,646,189
PepsiCo, Inc.	12,683	2,154,081
		$5,343,780
Forest & Paper Products – 0.5%
Rayonier, Inc., REIT	40,921	$ 1,367,171
9

MFS Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Gaming & Lodging – 0.6%
International Game Technology PLC	16,576	$ 454,348
Las Vegas Sands Corp.	3,258	160,326
Marriott International, Inc., “A”	4,098	924,140
		$1,538,814
General Merchandise – 0.7%
Dollar General Corp.	6,869	$ 933,841
Dollar Tree, Inc. (a)	5,779	820,907
		$1,754,748
Health Maintenance Organizations – 1.2%
Cigna Group	10,210	$ 3,057,384
Insurance – 3.6%
Aon PLC	7,048	$ 2,051,109
Arthur J. Gallagher & Co.	6,602	1,484,658
Assurant, Inc.	2,717	457,787
Chubb Ltd.	8,265	1,867,890
Hartford Financial Services Group, Inc.	9,545	767,227
MetLife, Inc.	9,816	649,132
Reinsurance Group of America, Inc.	2,994	484,369
Voya Financial, Inc.	8,831	644,310
Willis Towers Watson PLC	3,578	863,014
		$9,269,496
Internet – 5.9%
Alphabet, Inc., “A” (a)(s)	65,446	$ 9,142,152
Gartner, Inc. (a)	2,154	971,691
Meta Platforms, Inc., “A” (a)	14,590	5,164,276
		$15,278,119
Leisure & Toys – 0.9%
Electronic Arts, Inc.	8,121	$ 1,111,034
Hasbro, Inc.	5,782	295,229
Take-Two Interactive Software, Inc. (a)	5,124	824,708
		$2,230,971
Machinery & Tools – 2.3%
AGCO Corp.	7,218	$ 876,337
Eaton Corp. PLC	8,443	2,033,243
Flowserve Corp.	6,505	268,136
Ingersoll Rand, Inc.	9,279	717,638
PACCAR, Inc.	7,740	755,811
Regal Rexnord Corp.	3,401	503,416
Wabtec Corp.	7,466	947,436
		$6,102,017
Major Banks – 3.2%
JPMorgan Chase & Co. (s)	24,245	$ 4,124,074
Morgan Stanley	15,344	1,430,828
PNC Financial Services Group, Inc.	10,142	1,570,489
Wells Fargo & Co.	25,163	1,238,523
		$8,363,914
10

MFS Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical & Health Technology & Services – 1.7%
Encompass Health Corp.	12,016	$ 801,707
ICON PLC (a)	3,482	985,650
McKesson Corp.	3,607	1,669,969
Veeva Systems, Inc. (a)	4,841	931,989
		$4,389,315
Medical Equipment – 3.9%
Agilent Technologies, Inc.	7,166	$ 996,289
Becton, Dickinson and Co.	7,821	1,906,994
Boston Scientific Corp. (a)	37,821	2,186,432
Maravai Lifesciences Holdings, Inc., “A” (a)	40,679	266,448
Masimo Corp. (a)	5,149	603,514
Medtronic PLC	27,601	2,273,770
QuidelOrtho Corp. (a)	8,020	591,074
STERIS PLC	6,557	1,441,557
		$10,266,078
Natural Gas - Distribution – 0.3%
Southwest Gas Holdings, Inc.	13,011	$ 824,247
Natural Gas - Pipeline – 0.4%
Cheniere Energy, Inc.	3,404	$ 581,097
Targa Resources Corp.	5,131	445,730
		$1,026,827
Network & Telecom – 0.3%
Motorola Solutions, Inc.	2,551	$ 798,693
Oil Services – 0.4%
Schlumberger Ltd.	13,126	$ 683,077
TechnipFMC PLC	18,749	377,605
		$1,060,682
Other Banks & Diversified Financials – 3.5%
American Express Co.	5,533	$ 1,036,552
First Interstate BancSystem, Inc.	10,210	313,957
M&T Bank Corp.	4,739	649,622
Moody's Corp.	3,027	1,182,225
Northern Trust Corp.	4,991	421,141
Pacific Premier Bancorp, Inc.	7,478	217,685
U.S. Bancorp	12,130	524,986
United Community Bank, Inc.	9,587	280,516
Visa, Inc., “A”	17,732	4,616,526
		$9,243,210
Pharmaceuticals – 5.9%
AbbVie, Inc.	19,751	$ 3,060,813
Eli Lilly & Co.	5,772	3,364,614
Johnson & Johnson	21,760	3,410,662
Pfizer, Inc.	78,496	2,259,900
Vertex Pharmaceuticals, Inc. (a)	5,448	2,216,737
Zoetis, Inc.	5,651	1,115,338
		$15,428,064
11

MFS Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Pollution Control – 0.6%
GFL Environmental, Inc.	42,940	$ 1,481,859
Railroad & Shipping – 0.6%
Canadian Pacific Kansas City Ltd.	20,656	$ 1,633,063
Real Estate – 1.2%
Broadstone Net Lease, Inc., REIT	30,131	$ 518,856
Empire State Realty Trust, REIT, “A”	41,314	400,333
Extra Space Storage, Inc., REIT	3,708	594,504
Jones Lang LaSalle, Inc. (a)	1,896	358,097
Prologis, Inc., REIT	2,088	278,330
Sun Communities, Inc., REIT	3,874	517,760
W.P. Carey, Inc., REIT	9,121	591,132
		$3,259,012
Restaurants – 1.4%
Starbucks Corp.	29,027	$ 2,786,882
Wendy's Co.	40,999	798,661
		$3,585,543
Specialty Chemicals – 1.7%
Air Products & Chemicals, Inc.	3,067	$ 839,745
Chemours Co.	25,688	810,199
Corteva, Inc.	13,823	662,398
DuPont de Nemours, Inc.	9,710	746,990
Linde PLC	2,872	1,179,559
Tronox Holdings PLC	19,322	273,600
		$4,512,491
Specialty Stores – 6.3%
Amazon.com, Inc. (a)(s)	62,669	$ 9,521,928
Burlington Stores, Inc. (a)	2,494	485,033
Home Depot, Inc.	9,960	3,451,638
Ross Stores, Inc.	8,132	1,125,387
Target Corp.	12,857	1,831,094
		$16,415,080
Telecommunications - Wireless – 1.5%
Liberty Broadband Corp. (a)	13,482	$ 1,086,514
SBA Communications Corp., REIT	4,750	1,205,028
T-Mobile USA, Inc.	10,307	1,652,521
		$3,944,063
Telephone Services – 0.1%
Altice USA, Inc., “A” (a)	65,959	$ 214,367
Tobacco – 0.4%
Philip Morris International, Inc.	11,897	$ 1,119,270
Trucking – 0.6%
J.B. Hunt Transport Services, Inc.	3,531	$ 705,282
Saia, Inc. (a)	1,865	817,280
		$1,522,562
12

MFS Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – 1.9%
Constellation Energy	3,937	$ 460,196
Dominion Energy, Inc.	4,333	203,651
Duke Energy Corp.	7,241	702,667
Exelon Corp.	11,809	423,943
NextEra Energy, Inc.	16,950	1,029,543
PG&E Corp.	77,137	1,390,780
Xcel Energy, Inc.	13,555	839,190
		$5,049,970
Total Common Stocks (Identified Cost, $165,170,352)		$259,122,419
Investment Companies (h) – 0.7%
Money Market Funds – 0.7%
MFS Institutional Money Market Portfolio, 5.42% (v) (Identified Cost, $1,937,614)	1,937,318	$ 1,937,705
Securities Sold Short – (0.1)%
Telecommunications - Wireless – (0.1)%
Crown Castle, Inc., REIT (Proceeds Received, $192,806)	(2,286)	$ (263,324)
Other Assets, Less Liabilities – (0.0)%		(13,100)
Net Assets – 100.0%		$260,783,700
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $1,937,705 and $259,122,419, respectively.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
At December 31, 2023, the fund had cash collateral of $3,200 and other liquid securities with an aggregate value of $956,961 to cover any collateral or margin obligations for securities sold short. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements
13

MFS Core Equity Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/23 Assets
Investments in unaffiliated issuers, at value, including $204,548 of securities on loan (identified cost, $165,170,352)	$259,122,419
Investments in affiliated issuers, at value (identified cost, $1,937,614)	1,937,705
Deposits with brokers for
Securities sold short	3,200
Receivables for
Fund shares sold	30,183
Interest and dividends	263,409
Other assets	101,001
Total assets	$261,457,917
Liabilities
Payable to custodian	$4,000
Payables for
Securities sold short, at value (proceeds received, $192,806)	263,324
Fund shares reacquired	319,009
Payable to affiliates
Investment adviser	21,141
Administrative services fee	472
Shareholder servicing costs	13
Distribution and/or service fees	2,314
Accrued expenses and other liabilities	63,944
Total liabilities	$674,217
Net assets	$260,783,700
Net assets consist of
Paid-in capital	$154,063,387
Total distributable earnings (loss)	106,720,313
Net assets	$260,783,700
Shares of beneficial interest outstanding	9,483,392
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$176,610,818	6,383,549	$27.67
Service Class	84,172,882	3,099,843	27.15
See Notes to Financial Statements
14

MFS Core Equity Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/23
Net investment income (loss)
Income
Dividends	$3,509,322
Dividends from affiliated issuers	102,156
Other	9,770
Income on securities loaned	4,963
Foreign taxes withheld	(4,825)
Total investment income	$3,621,386
Expenses
Management fee	$1,806,419
Distribution and/or service fees	192,690
Shareholder servicing costs	3,612
Administrative services fee	44,994
Independent Trustees' compensation	5,976
Custodian fee	16,937
Shareholder communications	17,831
Audit and tax fees	59,444
Legal fees	1,253
Dividend and interest expense on securities sold short	19,786
Interest expense and fees	1,339
Miscellaneous	19,713
Total expenses	$2,189,994
Reduction of expenses by investment adviser	(35,600)
Net expenses	$2,154,394
Net investment income (loss)	$1,466,992
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$11,245,469
Affiliated issuers	(58)
Securities sold short	568,623
Foreign currency	40
Net realized gain (loss)	$11,814,074
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$37,308,925
Affiliated issuers	(868)
Securities sold short	(531,814)
Translation of assets and liabilities in foreign currencies	(17)
Net unrealized gain (loss)	$36,776,226
Net realized and unrealized gain (loss)	$48,590,300
Change in net assets from operations	$50,057,292
See Notes to Financial Statements
15

MFS Core Equity Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/23	12/31/22
Change in net assets
From operations
Net investment income (loss)	$1,466,992	$1,160,071
Net realized gain (loss)	11,814,074	11,623,224
Net unrealized gain (loss)	36,776,226	(60,973,018)
Change in net assets from operations	$50,057,292	$(48,189,723)
Total distributions to shareholders	$(12,887,050)	$(27,561,170)
Change in net assets from fund share transactions	$841,661	$15,779,075
Total change in net assets	$38,011,903	$(59,971,818)
Net assets
At beginning of period	222,771,797	282,743,615
At end of period	$260,783,700	$222,771,797
See Notes to Financial Statements
16

MFS Core Equity Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$23.73	$32.33	$27.88	$24.81	$21.68
Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.15	$0.09	$0.14	$0.18
Net realized and unrealized gain (loss)	5.17	(5.50)	6.85	4.38	6.59
Total from investment operations	$5.35	$(5.35)	$6.94	$4.52	$6.77
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.09)	$(0.14)	$(0.18)	$(0.21)
From net realized gain	(1.27)	(3.16)	(2.35)	(1.27)	(3.43)
Total distributions declared to shareholders	$(1.41)	$(3.25)	$(2.49)	$(1.45)	$(3.64)
Net asset value, end of period (x)	$27.67	$23.73	$32.33	$27.88	$24.81
Total return (%) (k)(r)(s)(x)	23.14	(17.27)	25.31	18.71	33.19
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.83	0.86	0.85	0.87	0.88
Expenses after expense reductions	0.81	0.83	0.83	0.86	0.87
Net investment income (loss)	0.69	0.55	0.29	0.56	0.75
Portfolio turnover	35	28	35	46	37
Net assets at end of period (000 omitted)	$176,611	$152,479	$206,060	$177,571	$167,488
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees	0.81	0.81	0.81	0.83	0.83

See Notes to Financial Statements
17

MFS Core Equity Portfolio
Financial Highlights - continued
Service Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$23.32	$31.84	$27.50	$24.50	$21.44
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.08	$0.02	$0.08	$0.12
Net realized and unrealized gain (loss)	5.07	(5.42)	6.76	4.31	6.51
Total from investment operations	$5.18	$(5.34)	$6.78	$4.39	$6.63
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.02)	$(0.09)	$(0.12)	$(0.14)
From net realized gain	(1.27)	(3.16)	(2.35)	(1.27)	(3.43)
Total distributions declared to shareholders	$(1.35)	$(3.18)	$(2.44)	$(1.39)	$(3.57)
Net asset value, end of period (x)	$27.15	$23.32	$31.84	$27.50	$24.50
Total return (%) (k)(r)(s)(x)	22.79	(17.48)	25.05	18.39	32.87
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.08	1.11	1.10	1.12	1.13
Expenses after expense reductions	1.06	1.08	1.08	1.11	1.12
Net investment income (loss)	0.44	0.32	0.07	0.32	0.50
Portfolio turnover	35	28	35	46	37
Net assets at end of period (000 omitted)	$84,173	$70,293	$76,684	$54,818	$46,744
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees	1.06	1.06	1.06	1.08	1.08
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
18

MFS Core Equity Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Core Equity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets;
19

MFS Core Equity Portfolio
Notes to Financial Statements  - continued
the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$259,122,419	$—	$—	$259,122,419
Mutual Funds	1,937,705	—	—	1,937,705
Total	$261,060,124	$—	$—	$261,060,124
Securities Sold Short	$(263,324)	$—	$—	$(263,324)
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Short Sales — The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2023, this expense amounted to $19,786.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund.  Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days.  The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned.  On loans collateralized by cash, the cash collateral is invested in a money market fund.  The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day.  The lending agent provides the fund with indemnification against Borrower default.  In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities.  In return, the lending agent assumes the fund's rights to the related collateral.  If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $204,548. The fair value of the fund’s investment securities on loan is presented gross in the Statement of Assets and Liabilities. These loans were collateralized by U.S. Treasury Obligations of  $210,551 held by the custodian. The collateral on securities loaned exceeded the value of securities on loan at period end. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent.  On loans collateralized by U.S. Treasury and/or federal agency
20

MFS Core Equity Portfolio
Notes to Financial Statements  - continued
obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent.  Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/23	Year ended 12/31/22
Ordinary income (including any short-term capital gains)	$1,142,514	$8,251,087
Long-term capital gains	11,744,536	19,310,083
Total distributions	$12,887,050	$27,561,170
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/23
Cost of investments	$167,652,840
Gross appreciation	98,997,630
Gross depreciation	(5,853,670)
Net unrealized appreciation (depreciation)	$93,143,960
Undistributed ordinary income	1,477,451
Undistributed long-term capital gain	12,098,914
Other temporary differences	(12)
Total distributable earnings (loss)	$106,720,313
21

MFS Core Equity Portfolio
Notes to Financial Statements  - continued
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/23	Year ended 12/31/22
Initial Class	$8,841,255	$19,378,556
Service Class	4,045,795	8,182,614
Total	$12,887,050	$27,561,170
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.65%
In excess of $2.5 billion	0.60%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this management fee reduction amounted to $30,788, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.74% of the fund's average daily net assets.
For the period from January 1, 2023 through July 31, 2023, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses (such as short sale dividend and interest expenses incurred in connection with the fund’s investment activity), such that total annual operating expenses did not exceed 0.81% of average daily net assets for the Initial Class shares and 1.06% of average daily net assets for the Service Class shares. This written agreement terminated on July 31, 2023. For the period from January 1, 2023 through July 31, 2023, this reduction amounted to $4,812, which is included in the reduction of total expenses in the Statements of Operations. Effective August 1, 2023, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses (such as short sale dividend and interest expenses incurred in connection with the fund's investment activity), such that total annual operating expenses do not exceed 0.80% of average daily net assets for the Initial Class shares and 1.05% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2025. For the period from August 1, 2023 through December 31, 2023, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
22

MFS Core Equity Portfolio
Notes to Financial Statements  - continued
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2023, the fee was $2,801, which equated to 0.0012% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2023, these costs amounted to $811.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.0187% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
During the year ended December 31, 2023, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”) and relevant guidance, the fund engaged in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $265,573 and $375,170, respectively. The sales transactions resulted in net realized gains (losses) of $(222,003).
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2023, this reimbursement amounted to $8,267, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2023, purchases and sales of investments, other than short sales and short-term obligations, aggregated $83,391,582 and $92,854,338, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	467,772	$12,112,634	282,734	$7,431,003
Service Class	337,500	8,438,455	567,647	14,808,466
	805,272	$20,551,089	850,381	$22,239,469
Shares issued to shareholders in reinvestment of distributions
Initial Class	351,122	$8,841,255	757,271	$19,378,556
Service Class	163,533	4,045,795	325,094	8,182,614
	514,655	$12,887,050	1,082,365	$27,561,170
Shares reacquired
Initial Class	(860,208)	$(22,075,938)	(987,891)	$(26,358,332)
Service Class	(415,312)	(10,520,540)	(287,076)	(7,663,232)
	(1,275,520)	$(32,596,478)	(1,274,967)	$(34,021,564)
23

MFS Core Equity Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Net change
Initial Class	(41,314)	$(1,122,049)	52,114	$451,227
Service Class	85,721	1,963,710	605,665	15,327,848
	44,407	$841,661	657,779	$15,779,075
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2023, the fund’s commitment fee and interest expense were $1,157 and $0, respectively, and are included in “Interest expense and fees” in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$3,266,354	$46,610,222	$47,937,945	$(58)	$(868)	$1,937,705
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$102,156	$—
24

MFS Core Equity Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Core Equity Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Core Equity Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more of the MFS investment companies since 1924.
25

MFS Core Equity Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2024, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
26

MFS Core Equity Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 53)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019.  The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Caroselli, Jones and Otis are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
27

MFS Core Equity Portfolio
Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Joseph MacDougall
28

MFS Core Equity Portfolio
Board Review of Investment Advisory Agreement
MFS Core Equity Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 3rd quintile for the three-year period ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
  In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
29

MFS Core Equity Portfolio
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median. The Trustees also noted that MFS has agreed to further reduce the expense limitation for the Fund effective August 1, 2023, which may not be changed without the Trustees’ approval.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
30

MFS Core Equity Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $12,919,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 100.00% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
31

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
32

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
33

Annual Report
December 31, 2023
MFS®  Corporate Bond Portfolio
MFS® Variable Insurance Trust II
BDS-ANN

MFS® Corporate Bond Portfolio
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Corporate Bond Portfolio
Portfolio Composition
Portfolio structure (i)
Fixed income sectors (i)
Investment Grade Corporates	78.2%
U.S. Treasury Securities	9.9%
High Yield Corporates	6.4%
Emerging Markets Bonds	3.6%
Non-U.S. Government Bonds	1.5%
Commercial Mortgage-Backed Securities	1.4%
Collateralized Debt Obligations	1.2%
Asset-Backed Securities	0.7%
Municipal Bonds	0.2%
Issuer country weightings (x)
United States	67.6%
Canada	5.8%
United Kingdom	5.1%
Australia	4.1%
Japan	2.4%
Italy	2.3%
Switzerland	1.9%
Bermuda	1.6%
Germany	1.5%
Other Countries	7.7%
Portfolio facts
Average Duration (d)	7.0
Average Effective Maturity (m)	10.4 yrs.
Composition including fixed income credit quality (a)(i)
AAA	3.6%
AA	3.5%
A	29.0%
BBB	49.2%
BB	5.8%
B	1.8%
CCC	0.3%
C (o)	0.0%
U.S. Government	5.6%
Not Rated	4.3%
Cash & Cash Equivalents	1.1%
Other	(4.2)%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move. The Average Duration calculation reflects the impact of the equivalent exposure of derivative positions, if any.
1

MFS Corporate Bond Portfolio
Portfolio Composition - continued
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening feature (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of December 31, 2023.
The portfolio is actively managed and current holdings may be different.
2

MFS Corporate Bond Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2023, Initial Class shares of the MFS Corporate Bond Portfolio (fund) provided a total return of 9.11%, while Service Class shares of the fund provided a total return of 8.89%. These compare with a return of 8.18% over the same period for the fund’s benchmark, the Bloomberg U.S. Credit Index.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Early on, policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools (financial policies aimed at safeguarding the stability of the financial system) to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk. Rapid advancements in artificial intelligence were a focus for investors.
Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Factors Affecting Performance
During the reporting period, the fund’s overweight allocation to the “BB”, “BBB” and “B” rated(r) credit quality segments contributed to performance relative to the Bloomberg U.S. Credit Index. Strong bond selection within “BBB” and “A” rated bonds also supported the fund’s relative results. From a sector perspective, an underweight exposure and bond selection within both institutional banking and consumer cyclicals sectors further benefited the fund’s relative returns.
Conversely, the fund’s underweight allocation to “A” and “AA” rated bonds held back relative performance. From a sector perspective, an underweight position in the technology sector also weakened relative returns. The fund's yield curve(y) positioning was another factor that weakened relative results.
Respectfully,
Portfolio Manager(s)
Alexander Mackey and John Mitchell
Note to Shareholders: Effective January 20, 2023, John Mitchell was added as a Portfolio Manager and Henry Peabody is no longer a Portfolio Manager of the fund.
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
3

MFS Corporate Bond Portfolio
Performance Summary Through 12/31/23
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/23
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/06/1998	9.11%	2.67%	2.81%
Service Class	8/24/2001	8.89%	2.43%	2.56%
Comparative benchmark(s)
Bloomberg U.S. Credit Index (f)	8.18%	2.45%	2.83%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Bloomberg U.S. Credit Index(a) – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
4

MFS Corporate Bond Portfolio
Performance Summary – continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
5

MFS Corporate Bond Portfolio
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2023 through December 31, 2023
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/23	Ending Account Value 12/31/23	Expenses Paid During Period (p) 7/01/23-12/31/23
Initial Class	Actual	0.63%	$1,000.00	$1,050.62	$3.26
	Hypothetical (h)	0.63%	$1,000.00	$1,022.03	$3.21
Service Class	Actual	0.88%	$1,000.00	$1,049.03	$4.54
	Hypothetical (h)	0.88%	$1,000.00	$1,020.77	$4.48
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
6

MFS Corporate Bond Portfolio
Portfolio of Investments − 12/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 97.7%
Aerospace & Defense – 2.7%
Boeing Co., 2.196%, 2/04/2026	$288,000	$ 272,127
Boeing Co., 5.15%, 5/01/2030	473,000	481,519
Boeing Co., 5.805%, 5/01/2050	1,170,000	1,211,595
General Dynamics Corp., 3.625%, 4/01/2030	488,000	468,759
L3 Harris Technologies, Inc., 5.4%, 1/15/2027	373,000	380,739
L3 Harris Technologies, Inc., 5.4%, 7/31/2033	298,000	309,844
TransDigm, Inc., 6.875%, 12/15/2030 (n)	621,000	639,630
		$3,764,213
Apparel Manufacturers – 0.3%
Tapestry, Inc., 7%, 11/27/2026	$117,000	$ 121,292
Tapestry, Inc., 4.125%, 7/15/2027	95,000	90,259
Tapestry, Inc., 3.05%, 3/15/2032	227,000	184,663
		$396,214
Asset-Backed & Securitized – 3.2%
3650R Commercial Mortgage Trust, 2021-PF1, “XA”, 1.018%, 11/15/2054 (i)	$3,832,574	$ 188,578
ACREC 2021-FL1 Ltd., “A”, FLR, 6.622% ((SOFR - 1mo. + 0.11448%) + 1.15%), 10/16/2036 (n)	615,856	603,321
Arbor Realty Trust, Inc., CLO, 2021-FL4, “AS”, FLR, 7.176% ((SOFR - 1mo. + 0.11448%) + 1.7%), 11/15/2036 (n)	175,000	172,406
ARI Fleet Lease Trust, 2023-A, “A2”, 5.41%, 2/17/2032 (n)	156,477	156,177
Bayview Financial Revolving Mortgage Loan Trust, FLR, 7.071% ((SOFR - 1mo. + 0.11448%) + 1.6%), 12/28/2040 (n)	38,700	56,901
BDS 2021-FL7 Ltd., “B”, FLR, 6.972% ((SOFR - 1mo. + 0.11448%) + 1.5%), 6/16/2036 (n)	163,500	160,023
Benchmark 2021-B27 Mortgage Trust, “XA”, 1.26%, 7/15/2054 (i)	7,007,351	432,635
JPMorgan Chase Commercial Mortgage Securities Corp., 5.707%, 7/15/2042 (n)	5,671	4,937
KREF 2018-FT1 Ltd., “A”, FLR, 6.516% ((SOFR - 1mo. + 0.11448%) + 1.07%), 2/15/2039 (n)	288,000	280,241
KREF 2018-FT1 Ltd., “AS”, FLR, 6.746% ((SOFR - 1mo. + 0.11448%) + 1.3%), 2/15/2039 (n)	316,500	301,005
LAD Auto Receivables Trust, 2023-2A, “A2”, 5.93%, 6/15/2027 (n)	358,427	358,680
MF1 2022-FL8 Ltd., “A”, FLR, 6.706% (SOFR - 1mo. + 1.35%), 2/19/2037 (n)	496,852	487,355
PFP III 2021-8 Ltd., “A”, FLR, 6.476% ((SOFR - 1mo. + 0.11448%) + 1%), 8/09/2037 (n)	161,175	158,804
PFP III 2021-8 Ltd., “AS”, FLR, 6.702% ((SOFR - 1mo. + 0.11448%) + 1.25%), 8/09/2037 (n)	603,000	582,644
ReadyCap Commercial Mortgage Trust, 2021-FL5, “A”, FLR, 6.47% ((SOFR - 1mo. + 0.11448%) + 1%), 4/25/2038 (z)	177,628	175,930
SBNA Auto Lease Trust, 2023-A, “A2”, 6.27%, 4/20/2026 (n)	282,000	283,945
Toyota Lease Owner Trust, 2023-A, “A2”, 5.3%, 8/20/2025 (n)	104,344	104,182
		$4,507,764
Automotive – 0.6%
Volkswagen Group of America Finance LLC, 6.2%, 11/16/2028 (n)	$824,000	$ 864,432
Broadcasting – 2.2%
Discovery Communications LLC, 5.3%, 5/15/2049	$600,000	$ 515,140
Discovery Communications LLC, 4%, 9/15/2055	300,000	213,462
Prosus N.V., 4.193%, 1/19/2032	200,000	172,514
Prosus N.V., 3.832%, 2/08/2051 (n)	437,000	274,466
Walt Disney Co., 3.5%, 5/13/2040	961,000	808,755
Walt Disney Co., 4.75%, 9/15/2044	72,000	68,803
Walt Disney Co., 3.6%, 1/13/2051	430,000	345,627
WarnerMedia Holdings, Inc., 4.279%, 3/15/2032	238,000	217,819
WarnerMedia Holdings, Inc., 5.391%, 3/15/2062	498,000	426,483
		$3,043,069
Brokerage & Asset Managers – 1.7%
Brookfield Finance, Inc., 2.34%, 1/30/2032	$665,000	$ 531,443
Charles Schwab Corp., 5.643% to 5/19/2028, FLR (SOFR - 1 day + 2.210%) to 5/19/2029	246,000	252,350
Charles Schwab Corp., 1.95%, 12/01/2031	248,000	198,933
7

MFS Corporate Bond Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Brokerage & Asset Managers – continued
Charles Schwab Corp., 6.136% to 8/24/2033, FLR (SOFR - 1 day + 2.01%) to 8/24/2034	$363,000	$ 382,629
LPL Holdings, Inc., 4.625%, 11/15/2027 (n)	407,000	393,094
LPL Holdings, Inc., 6.75%, 11/17/2028	237,000	252,647
LPL Holdings, Inc., 4.375%, 5/15/2031 (n)	392,000	354,968
		$2,366,064
Building – 0.7%
Summit Materials LLC/Summit Materials Finance Corp., 7.25%, 1/15/2031 (n)	$190,000	$ 200,204
Vulcan Materials Co., 3.5%, 6/01/2030	610,000	567,380
Vulcan Materials Co., 4.5%, 6/15/2047	162,000	145,294
		$912,878
Business Services – 0.9%
Fiserv, Inc., 2.25%, 6/01/2027	$746,000	$ 689,831
Fiserv, Inc., 4.4%, 7/01/2049	364,000	320,833
Visa, Inc., 3.65%, 9/15/2047	314,000	265,003
		$1,275,667
Cable TV – 1.5%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.375%, 5/01/2047	$736,000	$ 625,470
Comcast Corp., 2.8%, 1/15/2051	409,000	272,556
Comcast Corp., 2.887%, 11/01/2051	310,000	209,700
Cox Communications, Inc., 5.7%, 6/15/2033 (n)	525,000	546,110
Cox Communications, Inc., 4.5%, 6/30/2043 (n)	104,000	87,819
Sirius XM Radio, Inc., 4.125%, 7/01/2030 (n)	455,000	405,440
		$2,147,095
Chemicals – 0.3%
RPM International, Inc., 4.55%, 3/01/2029	$450,000	$ 443,382
Computer Software – 1.2%
Cisco Systems, Inc., 5.5%, 1/15/2040	$262,000	$ 278,896
Microsoft Corp., 2.525%, 6/01/2050	549,000	374,788
Microsoft Corp., 2.5%, 9/15/2050 (n)	487,000	328,812
Oracle Corp., 5.55%, 2/06/2053	475,000	475,132
VeriSign, Inc., 4.75%, 7/15/2027	244,000	241,698
		$1,699,326
Computer Software - Systems – 0.4%
Apple, Inc., 2.7%, 8/05/2051	$727,000	$ 499,898
Conglomerates – 1.5%
nVent Finance S.à r.l., 5.65%, 5/15/2033	$408,000	$ 414,488
Regal Rexnord Corp., 6.05%, 4/15/2028 (n)	348,000	352,272
Regal Rexnord Corp., 6.3%, 2/15/2030 (n)	325,000	333,421
Regal Rexnord Corp., 6.4%, 4/15/2033 (n)	303,000	315,808
Westinghouse Air Brake Technologies Corp., 3.2%, 6/15/2025	467,000	451,447
Westinghouse Air Brake Technologies Corp., 4.7%, 9/15/2028	233,000	230,403
		$2,097,839
Consumer Products – 1.2%
Kenvue, Inc., 5%, 3/22/2030	$363,000	$ 374,665
Kenvue, Inc., 5.1%, 3/22/2043	323,000	335,066
Kenvue, Inc., 5.05%, 3/22/2053	299,000	309,343
8

MFS Corporate Bond Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Consumer Products – continued
Mattel, Inc., 3.75%, 4/01/2029 (n)	$751,000	$ 685,958
		$1,705,032
Consumer Services – 1.0%
Booking Holdings, Inc., 3.6%, 6/01/2026	$536,000	$ 523,494
CBRE Group, Inc., 5.95%, 8/15/2034	859,000	902,433
		$1,425,927
Containers – 0.1%
Berry Global, Inc., 5.5%, 4/15/2028 (n)	$77,000	$ 77,844
Electronics – 1.4%
Intel Corp., 5.7%, 2/10/2053	$545,000	$ 589,205
Lam Research Corp., 1.9%, 6/15/2030	151,000	129,820
Lam Research Corp., 4.875%, 3/15/2049	292,000	290,525
NXP B.V./NXP Funding LLC/NXP USA, Inc., 2.5%, 5/11/2031	451,000	383,152
NXP B.V./NXP Funding LLC/NXP USA, Inc., 5%, 1/15/2033	108,000	108,167
Sensata Technologies, Inc., 4.375%, 2/15/2030 (n)	450,000	417,358
		$1,918,227
Emerging Market Quasi-Sovereign – 0.2%
Qatar Petroleum, 3.125%, 7/12/2041 (n)	$451,000	$ 346,154
Emerging Market Sovereign – 0.3%
United Mexican States, 6.338%, 5/04/2053	$476,000	$ 484,578
Energy - Independent – 2.1%
EQT Corp., 5.7%, 4/01/2028	$112,000	$ 113,660
EQT Corp., 3.625%, 5/15/2031 (n)	382,000	341,153
Occidental Petroleum Corp., 6.125%, 1/01/2031	245,000	254,356
Occidental Petroleum Corp., 4.4%, 4/15/2046	233,000	189,685
Permian Resources Operating LLC, 7%, 1/15/2032 (n)	408,000	420,922
Pioneer Natural Resources Co., 5.1%, 3/29/2026	417,700	420,744
Pioneer Natural Resources Co., 1.9%, 8/15/2030	94,000	79,807
Pioneer Natural Resources Co., 2.15%, 1/15/2031	684,000	581,091
Santos Finance Ltd., 6.875%, 9/19/2033 (n)	539,000	571,622
		$2,973,040
Energy - Integrated – 0.9%
BP Capital Markets America, Inc., 1.749%, 8/10/2030	$297,000	$ 251,500
BP Capital Markets America, Inc., 4.812%, 2/13/2033	357,000	359,933
BP Capital Markets America, Inc., 3.001%, 3/17/2052	427,000	299,539
Eni S.p.A., 4.75%, 9/12/2028 (n)	361,000	360,866
		$1,271,838
Entertainment – 0.4%
Royal Caribbean Cruises Ltd., 4.25%, 7/01/2026 (n)	$566,000	$ 546,685
Financial Institutions – 1.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.65%, 7/21/2027	$484,000	$ 459,877
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (n)	208,000	201,259
Avolon Holdings Funding Ltd., 2.75%, 2/21/2028 (n)	306,000	271,832
Global Aircraft Leasing Co. Ltd., 6.5% (6.5% Cash or 7.25% PIK), 9/15/2024 (n)(p)	505,000	474,700
9

MFS Corporate Bond Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Financial Institutions – continued
Macquarie AirFinance Holdings Ltd., 8.125%, 3/30/2029 (n)	$395,000	$ 412,863
		$1,820,531
Food & Beverages – 4.9%
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 4/15/2038	$177,000	$ 167,853
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 4/15/2058	444,000	420,964
Bacardi-Martini B.V., 5.4%, 6/15/2033 (n)	669,000	672,345
Constellation Brands, Inc., 2.25%, 8/01/2031	330,000	277,288
Constellation Brands, Inc., 4.75%, 5/09/2032	437,000	435,315
Constellation Brands, Inc., 3.75%, 5/01/2050	242,000	192,864
Diageo Capital PLC, 2.375%, 10/24/2029	364,000	327,708
Diageo Capital PLC, 5.625%, 10/05/2033	449,000	484,278
JBS USA Lux S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.5%, 1/15/2030	165,000	162,158
JBS USA Lux S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.75%, 12/01/2031	372,000	320,533
JDE Peet's N.V., 0.8%, 9/24/2024 (n)	327,000	314,453
JM Smucker Co., 6.5%, 11/15/2053	493,000	568,548
Kraft Heinz Foods Co., 4.875%, 10/01/2049	149,000	141,180
Kraft Heinz Foods Co., 5.5%, 6/01/2050	648,000	667,899
Mars, Inc., 4.55%, 4/20/2028 (n)	685,000	688,641
SYSCO Corp., 2.4%, 2/15/2030	148,000	130,548
SYSCO Corp., 2.45%, 12/14/2031	284,000	239,651
SYSCO Corp., 4.45%, 3/15/2048	320,000	280,590
Viterra Finance B.V., 3.2%, 4/21/2031 (n)	312,000	268,872
		$6,761,688
Gaming & Lodging – 1.2%
Marriott International, Inc., 4%, 4/15/2028	$211,000	$ 204,240
Marriott International, Inc., 2.85%, 4/15/2031	730,000	631,796
VICI Properties LP, REIT, 4.75%, 2/15/2028	291,000	284,878
VICI Properties LP/VICI Note Co., Inc., 4.25%, 12/01/2026 (n)	228,000	219,418
Wynn Macau Ltd., 5.5%, 10/01/2027 (n)	272,000	256,937
		$1,597,269
Insurance – 0.8%
Corebridge Financial, Inc., 3.9%, 4/05/2032	$686,000	$ 620,121
Corebridge Financial, Inc., 4.35%, 4/05/2042	96,000	81,365
Equitable Holdings, Inc., 5.594%, 1/11/2033	442,000	453,845
		$1,155,331
Insurance - Health – 1.1%
Humana, Inc., 4.95%, 10/01/2044	$291,000	$ 275,130
Humana, Inc., 5.5%, 3/15/2053	117,000	121,437
UnitedHealth Group, Inc., 5.3%, 2/15/2030	262,000	274,165
UnitedHealth Group, Inc., 4.625%, 7/15/2035	383,000	384,890
UnitedHealth Group, Inc., 5.875%, 2/15/2053	391,000	442,841
		$1,498,463
Insurance - Property & Casualty – 1.7%
American International Group, Inc., 5.125%, 3/27/2033	$412,000	$ 418,090
Arthur J. Gallagher & Co., 6.5%, 2/15/2034	391,000	427,412
Arthur J. Gallagher & Co., 6.75%, 2/15/2054	378,000	441,043
Fairfax Financial Holdings Ltd., 3.375%, 3/03/2031	345,000	303,174
Fairfax Financial Holdings Ltd., 5.625%, 8/16/2032	177,000	176,828
RenaissanceRe Holdings Ltd., 5.75%, 6/05/2033	560,000	564,238
		$2,330,785
10

MFS Corporate Bond Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
International Market Quasi-Sovereign – 0.8%
NBN Co. Ltd. (Commonwealth of Australia), 5.75%, 10/06/2028 (n)	$499,000	$ 518,958
Ontario Teachers' Cadillac Fairview Properties, 2.5%, 10/15/2031 (n)	699,000	564,781
		$1,083,739
International Market Sovereign – 0.7%
Government of Bermuda, 5%, 7/15/2032 (n)	$983,000	$ 975,136
Machinery & Tools – 1.4%
Ashtead Capital, Inc., 5.55%, 5/30/2033 (n)	$400,000	$ 395,781
Ashtead Capital, Inc., 5.95%, 10/15/2033 (n)	400,000	407,520
CNH Industrial Capital LLC, 5.5%, 1/12/2029	481,000	495,715
CNH Industrial N.V., 3.85%, 11/15/2027	701,000	675,284
		$1,974,300
Major Banks – 16.0%
Bank of America Corp., 4.376% to 4/27/2027, FLR (SOFR - 1 day + 1.58%) to 4/27/2028	$679,000	$ 663,586
Bank of America Corp., 3.419% to 12/20/2027, FLR ((SOFR - 3mo. + 0.26161%) + 1.04%) to 12/20/2028	351,000	330,617
Bank of America Corp., 5.819% to 9/15/2028, FLR (SOFR - 1 day + 1.57%) to 9/15/2029	501,000	517,169
Bank of America Corp., 2.687% to 4/22/2031, FLR (SOFR - 1 day + 1.32%) to 4/22/2032	260,000	219,552
Bank of America Corp., 5.872% to 9/15/2033, FLR (SOFR - 1 day + 1.84%) to 9/15/2034	493,000	516,058
Bank of New York Mellon Corp., 5.802% to 10/25/2027, FLR (SOFR - 1 day + 1.802%) to 10/25/2028	193,000	200,099
Bank of New York Mellon Corp., 5.834% to 10/25/2032, FLR (SOFR - 1 day + 2.074%) to 10/25/2033	188,000	199,310
Barclays PLC, 2.894% to 11/24/2031, FLR (CMT - 1yr. + 1.3%) to 11/24/2032	651,000	533,547
Capital One Financial Corp., 6.312% to 6/08/2028, FLR (SOFR - 1 day + 2.640%) to 6/08/2029	262,000	268,788
Capital One Financial Corp., 6.377% to 6/08/2033, FLR (SOFR - 1 day + 2.860%) to 6/08/2034	118,000	121,445
Commonwealth Bank of Australia, 3.61% to 9/12/2029, FLR (CMT - 1yr. + 2.05%) to 9/12/2034 (n)	631,000	562,928
Commonwealth Bank of Australia, 3.305%, 3/11/2041 (n)	280,000	202,746
Credit Agricole S.A., 1.247% to 1/26/2026, FLR (SOFR - 1 day + 0.89162%) to 1/26/2027 (n)	888,000	817,555
Deutsche Bank AG, 7.079% to 2/10/2033, FLR (SOFR - 1 day + 3.65%) to 2/10/2034	483,000	496,691
HSBC Holdings PLC, 2.871% to 11/22/2031, FLR (SOFR - 1 day + 1.41%) to 11/22/2032	838,000	696,200
Huntington Bancshares, Inc., 6.208% to 8/21/2028, FLR (SOFR - 1 day + 2.02%) to 8/21/2029	407,000	419,670
JPMorgan Chase & Co., 6.07% to 10/22/2026, FLR (SOFR - 1 day + 1.33%) to 10/22/2027	624,000	641,916
JPMorgan Chase & Co., 4.323% to 4/26/2027, FLR (SOFR - 1 day + 1.56%) to 4/26/2028	762,000	750,674
JPMorgan Chase & Co., 2.545% to 11/08/2031, FLR (SOFR - 1 day + 1.18%) to 11/08/2032	1,244,000	1,037,967
Mitsubishi UFJ Financial Group, Inc., 5.719% to 2/20/2025, FLR (CMT - 1yr. + 1.08%) to 2/20/2026	785,000	788,358
Mitsubishi UFJ Financial Group, Inc., 1.64% to 10/13/2026, FLR (CMT - 1yr. + 0.67%) to 10/13/2027	423,000	385,119
Mitsubishi UFJ Financial Group, Inc., 2.494% to 10/13/2031, FLR (CMT - 1yr. + 0.97%) to 10/13/2032	332,000	278,433
Mizuho Financial Group, 5.754%, 5/27/2034	464,000	482,198
Morgan Stanley, 0.985% to 12/10/2025, FLR (SOFR - 1 day + 0.72%) to 12/10/2026	935,000	860,221
Morgan Stanley, 5.449% to 7/20/2028, FLR (SOFR - 1 day + 1.63%) to 7/20/2029	235,000	239,454
Morgan Stanley, 4.431% to 1/23/2029, FLR ((SOFR - 3mo. + 0.26161%) + 1.628%) to 1/23/2030	277,000	269,792
Morgan Stanley, 3.622% to 4/01/2030, FLR (SOFR - 1 day + 3.12%) to 4/01/2031	150,000	138,184
Morgan Stanley, 5.424% to 7/21/2033, FLR (SOFR - 1 day + 1.88%) to 7/21/2034	268,000	271,987
National Australia Bank Ltd., 3.347% to 1/12/2032, FLR (CMT - 5yr. + 1.7%) to 1/12/2037 (n)	673,000	558,494
Nationwide Building Society, 6.557% to 10/18/2026, FLR (SOFR - 1 day + 1.91%) to 10/18/2027 (n)	412,000	426,434
NatWest Group PLC, 5.847% to 3/02/2026, FLR (CMT - 1yr. + 1.35%) to 3/02/2027	298,000	300,494
Nordea Bank Abp, 1.5%, 9/30/2026 (n)	721,000	657,215
Royal Bank of Canada, 2.3%, 11/03/2031	646,000	544,532
Royal Bank of Canada, 5%, 2/01/2033	328,000	333,543
Sumitomo Mitsui Financial Group, Inc., 1.71%, 1/12/2031	854,000	689,382
Sumitomo Mitsui Trust Bank Ltd., 5.65%, 3/09/2026 (n)	636,000	644,120
Toronto-Dominion Bank, 4.108%, 6/08/2027	336,000	330,020
Toronto-Dominion Bank, 4.693%, 9/15/2027	647,000	646,931
Toronto-Dominion Bank, 2%, 9/10/2031	378,000	314,394
Toronto-Dominion Bank, 4.456%, 6/08/2032	142,000	137,974
UBS Group AG, 3.126% to 8/13/2029, FLR (LIBOR - 3mo. + 1.468%) to 8/13/2030 (n)	928,000	828,066
11

MFS Corporate Bond Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
UBS Group AG, 9.25% to 11/13/2033, FLR (CMT - 5yr. + 4.758%) to 12/30/2099 (n)	$200,000	$ 221,653
UBS Group AG, 4.375% to 2/10/2031, FLR (CMT - 1yr. + 3.313%) to 12/31/2164 (n)	900,000	710,801
UniCredit S.p.A., 2.569% to 9/22/2025, FLR (CMT - 1yr. + 2.3%) to 9/22/2026 (n)	700,000	658,031
UniCredit S.p.A., 1.982% to 6/03/2026, FLR (CMT - 1yr. + 1.2%) to 6/03/2027 (n)	201,000	183,793
Wells Fargo & Co., 3.908% to 4/25/2025, FLR (SOFR - 1 day + 1.32%) to 4/25/2026	547,000	536,146
Wells Fargo & Co., 5.574% to 7/25/2028, FLR (SOFR - 1 day + 1.74%) to 7/25/2029	342,000	349,205
Wells Fargo & Co., 3.35% to 3/02/2032, FLR (SOFR - 1 day + 1.5%) to 3/02/2033	256,000	223,595
		$22,205,087
Medical & Health Technology & Services – 3.5%
Alcon Finance Corp., 2.6%, 5/27/2030 (n)	$793,000	$ 687,394
Alcon Finance Corp., 3.8%, 9/23/2049 (n)	230,000	185,370
Becton, Dickinson and Co., 2.823%, 5/20/2030	139,000	124,234
Becton, Dickinson and Co., 4.298%, 8/22/2032	126,000	121,551
Becton, Dickinson and Co., 4.685%, 12/15/2044	286,000	267,258
CVS Health Corp., 5%, 2/20/2026	268,000	269,266
CVS Health Corp., 5.625%, 2/21/2053	343,000	347,667
HCA, Inc., 5.2%, 6/01/2028	325,000	328,335
HCA, Inc., 5.875%, 2/01/2029	396,000	408,771
IQVIA, Inc., 6.25%, 2/01/2029 (n)	394,000	411,315
Marin General Hospital, 7.242%, 8/01/2045	272,000	292,356
Quest Diagnostics, Inc., 6.4%, 11/30/2033	572,000	634,403
Thermo Fisher Scientific, Inc., 4.977%, 8/10/2030	389,000	398,514
Thermo Fisher Scientific, Inc., 2%, 10/15/2031	177,000	149,133
Thermo Fisher Scientific, Inc., 2.8%, 10/15/2041	243,000	184,436
		$4,810,003
Medical Equipment – 0.3%
Danaher Corp., 2.6%, 10/01/2050	$518,000	$ 347,074
Metals & Mining – 1.8%
Anglo American Capital PLC, 2.25%, 3/17/2028 (n)	$389,000	$ 346,636
Anglo American Capital PLC, 2.625%, 9/10/2030 (n)	291,000	247,548
FMG Resources Ltd., 4.375%, 4/01/2031 (n)	559,000	511,213
Glencore Funding LLC, 3.875%, 10/27/2027 (n)	279,000	268,171
Glencore Funding LLC, 2.85%, 4/27/2031 (n)	564,000	486,337
Novelis Corp., 4.75%, 1/30/2030 (n)	611,000	574,614
		$2,434,519
Midstream – 4.1%
Columbia Pipelines Holdings Co. LLC, 6.055%, 8/15/2026 (n)	$105,000	$ 107,481
Columbia Pipelines Operating Co. LLC, 6.497%, 8/15/2043 (n)	16,000	17,135
Columbia Pipelines Operating Co. LLC, 6.544%, 11/15/2053 (n)	608,000	669,414
Enbridge, Inc., 5.969%, 3/08/2026	268,000	268,051
Enbridge, Inc., 8.5% to 1/15/2034, FLR (CMT - 5yr. + 4.431%) to 1/15/2054, FLR (CMT - 5yr. + 5.181%) to 1/15/2084	472,000	502,041
Energy Transfer LP, 4%, 10/01/2027	285,000	274,368
Energy Transfer LP, 7.125% to 5/15/2030, FLR (CMT - 5yr. + 5.306%) to 5/15/2171	524,000	482,855
EQM Midstream Partners LP, 4.5%, 1/15/2029 (n)	277,000	261,689
Galaxy Pipeline Assets Bidco Ltd., 1.75%, 9/30/2027 (n)	882,609	829,699
Plains All American Pipeline LP, 4.65%, 10/15/2025	474,000	468,871
Plains All American Pipeline LP, 3.55%, 12/15/2029	354,000	325,917
Plains All American Pipeline LP, 4.9%, 2/15/2045	280,000	241,396
Targa Resources Corp., 4.2%, 2/01/2033	374,000	343,868
Targa Resources Corp., 4.95%, 4/15/2052	551,000	483,389
Venture Global Calcasieu Pass LLC, 6.25%, 1/15/2030 (n)	140,000	139,242
Venture Global Calcasieu Pass LLC, 4.125%, 8/15/2031 (n)	158,000	139,199
12

MFS Corporate Bond Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Midstream – continued
Venture Global LNG, Inc., 9.5%, 2/01/2029 (n)	$173,000	$ 183,063
		$5,737,678
Municipals – 0.2%
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Taxable, “B”, 2.746%, 6/01/2034	$340,000	$ 286,216
Natural Gas - Pipeline – 0.3%
APA Infrastructure Ltd., 5%, 3/23/2035 (n)	$495,000	$ 468,463
Oils – 0.6%
MC Brazil Downstream Trading S.à r.l., 7.25%, 6/30/2031	$715,993	$ 561,159
Puma International Financing S.A., 5%, 1/24/2026	306,000	291,006
		$852,165
Other Banks & Diversified Financials – 2.6%
AIB Group PLC, 6.608% to 9/13/2028, FLR (SOFR - 1 day + 2.33%) to 9/13/2029 (n)	$533,000	$ 561,490
CaixaBank S.A., 6.84% to 9/13/2033, FLR (SOFR - 1 day + 2.77%) to 9/12/2034 (n)	410,000	432,925
Intesa Sanpaolo S.p.A., 7.2%, 11/28/2033 (n)	348,000	370,973
Intesa Sanpaolo S.p.A., 7.8%, 11/28/2053 (n)	397,000	435,894
M&T Bank Corp., 5.053% to 1/27/2033, FLR (SOFR - 1 day + 1.850%) to 1/27/2034	147,000	139,283
Macquarie Group Ltd., 5.887%, 6/15/2034 (n)	499,000	513,874
Macquarie Group Ltd., 6.255% to 12/07/2033, FLR (SOFR - 1 day + 2.303%) to 12/07/2034 (n)	318,000	332,054
Manufacturers and Traders Trust Co., 4.7%, 1/27/2028	265,000	257,443
Truist Financial Corp., 7.161% to 10/30/2028, FLR (SOFR - 1 day + 2.446%) to 10/30/2029	513,000	554,057
		$3,597,993
Pharmaceuticals – 2.2%
Bayer US Finance LLC, 6.125%, 11/21/2026 (n)	$200,000	$ 203,336
Bayer US Finance LLC, 6.25%, 1/21/2029 (n)	447,000	456,945
Merck & Co., Inc., 2.75%, 12/10/2051	296,000	203,459
Pfizer Investment Enterprises Pte. Ltd., 4.75%, 5/19/2033	579,000	580,300
Pfizer Investment Enterprises Pte. Ltd., 5.3%, 5/19/2053	285,000	290,952
Pfizer, Inc., 2.55%, 5/28/2040	296,000	217,257
Roche Holdings, Inc., 5.338%, 11/13/2028 (n)	660,000	684,498
Roche Holdings, Inc., 5.489%, 11/13/2030 (n)	344,000	363,217
		$2,999,964
Pollution Control – 0.9%
GFL Environmental, Inc., 3.5%, 9/01/2028 (n)	$447,000	$ 413,055
GFL Environmental, Inc., 6.75%, 1/15/2031 (n)	144,000	148,360
Waste Management, Inc., 4.625%, 2/15/2033	621,000	622,948
		$1,184,363
Precious Metals & Minerals – 0.7%
IAMGOLD Corp., 5.75%, 10/15/2028 (n)	$437,000	$ 375,801
Northern Star Resources Ltd. Co., 6.125%, 4/11/2033 (n)	545,000	547,550
		$923,351
Railroad & Shipping – 0.6%
Burlington Northern Santa Fe, LLC, 5.2%, 4/15/2054	$466,000	$ 484,992
Canadian Pacific Railway Co., 3.1%, 12/02/2051	558,000	403,048
		$888,040
13

MFS Corporate Bond Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Real Estate - Office – 1.3%
Boston Properties LP, REIT, 3.65%, 2/01/2026	$377,000	$ 362,854
Boston Properties LP, REIT, 4.5%, 12/01/2028	29,000	27,620
Boston Properties LP, REIT, 2.45%, 10/01/2033	133,000	101,210
Boston Properties LP, REIT, 6.5%, 1/15/2034	214,000	225,714
Corporate Office Property LP, REIT, 2%, 1/15/2029	863,000	718,696
Corporate Office Property LP, REIT, 2.75%, 4/15/2031	531,000	429,202
		$1,865,296
Real Estate - Other – 1.8%
EPR Properties, REIT, 3.6%, 11/15/2031	$447,000	$ 370,727
Extra Space Storage LP, 5.5%, 7/01/2030	528,000	539,958
LXP Industrial Trust , 2.375%, 10/01/2031	542,000	435,163
Prologis LP, REIT, 5.125%, 1/15/2034	655,000	676,000
W.P. Carey, Inc., REIT, 2.45%, 2/01/2032	517,000	419,940
		$2,441,788
Real Estate - Retail – 0.7%
NNN REIT, Inc., 5.6%, 10/15/2033	$413,000	$ 426,340
STORE Capital Corp., REIT, 2.7%, 12/01/2031	709,000	537,033
		$963,373
Retailers – 1.3%
Alimentation Couche-Tard, Inc., 3.439%, 5/13/2041 (n)	$62,000	$ 46,675
Alimentation Couche-Tard, Inc., 3.8%, 1/25/2050 (n)	543,000	412,462
Amazon.com, Inc., 3.6%, 4/13/2032	481,000	458,186
AutoZone, Inc., 4.75%, 8/01/2032	370,000	366,292
Home Depot, Inc., 3.3%, 4/15/2040	491,000	405,601
Home Depot, Inc., 3.9%, 6/15/2047	83,000	71,381
		$1,760,597
Specialty Chemicals – 0.5%
International Flavors & Fragrances, Inc., 1.23%, 10/01/2025 (n)	$260,000	$ 240,666
International Flavors & Fragrances, Inc., 1.832%, 10/15/2027 (n)	130,000	113,917
International Flavors & Fragrances, Inc., 2.3%, 11/01/2030 (n)	169,000	139,742
International Flavors & Fragrances, Inc., 3.468%, 12/01/2050 (n)	223,000	152,195
		$646,520
Specialty Stores – 0.4%
DICK'S Sporting Goods, 3.15%, 1/15/2032	$324,000	$ 276,007
DICK'S Sporting Goods, 4.1%, 1/15/2052	383,000	273,094
		$549,101
Telecommunications - Wireless – 3.7%
Cellnex Finance Co. S.A., 3.875%, 7/07/2041 (n)	$1,009,000	$ 781,541
Crown Castle, Inc., REIT, 4.45%, 2/15/2026	656,000	646,158
Millicom International Cellular S.A., 4.5%, 4/27/2031 (n)	356,000	295,983
Rogers Communications, Inc., 3.8%, 3/15/2032	425,000	391,095
Rogers Communications, Inc., 4.5%, 3/15/2042	336,000	296,390
Rogers Communications, Inc., 4.55%, 3/15/2052	188,000	163,952
T-Mobile USA, Inc., 2.05%, 2/15/2028	795,000	717,320
T-Mobile USA, Inc., 5.05%, 7/15/2033	418,000	421,250
T-Mobile USA, Inc., 3%, 2/15/2041	850,000	636,104
Vodafone Group PLC, 5.625%, 2/10/2053	414,000	417,442
Vodafone Group PLC, 4.125% to 6/04/2031, FLR (CMT - 1yr. + 2.767%) to 6/04/2051, FLR (CMT - 1yr. + 3.517%) to 6/04/2081	472,000	405,215
		$5,172,450
14

MFS Corporate Bond Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Tobacco – 0.9%
B.A.T. Capital Corp., 6.343%, 8/02/2030	$493,000	$ 517,602
Philip Morris International, Inc., 5.625%, 11/17/2029	211,000	221,256
Philip Morris International, Inc., 5.125%, 2/15/2030	460,000	467,507
		$1,206,365
Transportation - Services – 0.7%
Element Fleet Management Corp., 6.271%, 6/26/2026 (n)	$392,000	$ 399,154
Element Fleet Management Corp., 6.319%, 12/04/2028 (n)	614,000	634,119
		$1,033,273
U.S. Treasury Obligations – 5.6%
U.S. Treasury Bonds, 2.375%, 2/15/2042 (f)	$3,408,000	$ 2,614,841
U.S. Treasury Bonds, 3.875%, 5/15/2043	2,463,000	2,347,932
U.S. Treasury Bonds, 4.375%, 8/15/2043	408,000	416,479
U.S. Treasury Bonds, 2.875%, 5/15/2052	1,507,000	1,199,831
U.S. Treasury Notes, 5%, 10/31/2025	526,000	531,999
U.S. Treasury Notes, 4.875%, 11/30/2025	623,000	629,449
		$7,740,531
Utilities - Electric Power – 8.3%
Adani Transmission Ltd., 4%, 8/03/2026	$415,000	$ 380,763
AEP Transmission Co. LLC, 5.4%, 3/15/2053	166,000	172,492
American Electric Power Co., Inc., 5.699%, 8/15/2025	294,000	295,930
American Electric Power Co., Inc., 5.625%, 3/01/2033	404,000	420,883
American Transmission Systems, Inc., 2.65%, 1/15/2032 (n)	181,000	153,133
Berkshire Hathaway Energy Co., 5.15%, 11/15/2043	120,000	118,073
Berkshire Hathaway Energy Co., 4.6%, 5/01/2053	100,000	89,018
CenterPoint Energy, Inc., 2.65%, 6/01/2031	374,000	318,881
Duke Energy Carolinas LLC, 2.45%, 2/01/2030	709,000	626,414
Duke Energy Florida LLC, 6.2%, 11/15/2053	272,000	311,057
Enel Finance International N.V., 4.625%, 6/15/2027 (n)	600,000	593,687
Enel Finance International N.V., 2.25%, 7/12/2031 (n)	294,000	238,852
Enel Finance International N.V., 7.75%, 10/14/2052 (n)	296,000	364,208
FirstEnergy Corp., 4.15%, 7/15/2027	726,000	698,270
FirstEnergy Corp., 2.65%, 3/01/2030	373,000	322,246
FirstEnergy Corp., 3.4%, 3/01/2050	533,000	375,649
Florida Power & Light Co., 2.45%, 2/03/2032	204,000	175,178
Florida Power & Light Co., 3.95%, 3/01/2048	287,000	243,879
Georgia Power Co., 4.7%, 5/15/2032	416,000	414,282
Georgia Power Co., 4.95%, 5/17/2033	411,000	414,316
Georgia Power Co., 5.125%, 5/15/2052	362,000	358,121
Jersey Central Power & Light Co., 2.75%, 3/01/2032 (n)	645,000	544,368
MidAmerican Energy Co., 5.85%, 9/15/2054	488,000	539,876
NextEra Energy Capital Holdings, Inc., 6.051%, 3/01/2025	264,000	266,351
NextEra Energy Capital Holdings, Inc., 5.749%, 9/01/2025	262,000	264,479
NextEra Energy Capital Holdings, Inc., 2.44%, 1/15/2032	73,000	61,170
NextEra Energy Capital Holdings, Inc., 3.8% to 3/15/2027, FLR (CMT - 5yr. + 2.547%) to 3/15/2082	312,000	264,271
Pacific Gas & Electric Co., 5.45%, 6/15/2027	355,000	357,860
Pacific Gas & Electric Co., 2.5%, 2/01/2031	831,000	685,484
Southern California Edison Co., 4.5%, 9/01/2040	273,000	245,000
Southern California Edison Co., 3.65%, 2/01/2050	120,000	92,895
Virginia Electric & Power Co., 2.875%, 7/15/2029	442,000	406,047
WEC Energy Group, Inc., 4.75%, 1/09/2026	759,000	756,019
		$11,569,152
Total Bonds (Identified Cost, $140,902,358)		$135,647,770
15

MFS Corporate Bond Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 1.1%
Money Market Funds – 1.1%
MFS Institutional Money Market Portfolio, 5.42% (v) (Identified Cost, $1,504,824)	1,504,809	$ 1,505,110
Other Assets, Less Liabilities – 1.2%		1,664,926
Net Assets – 100.0%		$138,817,806
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $1,505,110 and $135,647,770, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $43,175,648, representing 31.1% of net assets.
(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:
Restricted Securities	Acquisition Date	Cost	Value
ReadyCap Commercial Mortgage Trust, 2021-FL5, “A”, FLR, 6.47% ((SOFR - 1mo. + 0.11448%) + 1%), 4/25/2038	2/14/2022	$176,229	$175,930
% of Net assets			0.1%

The following abbreviations are used in this report and are defined:
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
Derivative Contracts at 12/31/23
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr	Long	USD	27	$3,373,313	March – 2024	$239,714
U.S. Treasury Note 2 yr	Long	USD	53	10,913,445	March – 2024	111,968
U.S. Treasury Ultra Bond 30 yr	Long	USD	12	1,603,125	March – 2024	153,311
						$504,993
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 5 yr	Short	USD	28	$3,045,656	March – 2024	$(68,372)
16

MFS Corporate Bond Portfolio
Portfolio of Investments – continued
Futures Contracts - continued
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
Interest Rate Futures - continued
U.S. Treasury Ultra Note 10 yr	Short	USD	59	$6,962,922	March – 2024	$(311,850)
						$(380,222)
At December 31, 2023, the fund had liquid securities with an aggregate value of $127,367 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements
17

MFS Corporate Bond Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/23 Assets
Investments in unaffiliated issuers, at value (identified cost, $140,902,358)	$135,647,770
Investments in affiliated issuers, at value (identified cost, $1,504,824)	1,505,110
Receivables for
Fund shares sold	146,159
Interest	1,620,593
Other assets	972
Total assets	$138,920,604
Liabilities
Payables for
Net daily variation margin on open futures contracts	$1,700
Fund shares reacquired	32,489
Payable to affiliates
Investment adviser	4,240
Administrative services fee	309
Shareholder servicing costs	5
Distribution and/or service fees	2,752
Payable for independent Trustees' compensation	145
Payable for audit and tax fees	43,517
Accrued expenses and other liabilities	17,641
Total liabilities	$102,798
Net assets	$138,817,806
Net assets consist of
Paid-in capital	$161,133,146
Total distributable earnings (loss)	(22,315,340)
Net assets	$138,817,806
Shares of beneficial interest outstanding	14,752,560
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$38,486,074	4,045,502	$9.51
Service Class	100,331,732	10,707,058	9.37
See Notes to Financial Statements
18

MFS Corporate Bond Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/23
Net investment income (loss)
Income
Interest	$6,093,291
Dividends from affiliated issuers	172,183
Other	44,709
Total investment income	$6,310,183
Expenses
Management fee	$803,702
Distribution and/or service fees	239,077
Shareholder servicing costs	1,473
Administrative services fee	29,608
Independent Trustees' compensation	4,369
Custodian fee	10,870
Audit and tax fees	81,628
Legal fees	665
Miscellaneous	26,706
Total expenses	$1,198,098
Reduction of expenses by investment adviser	(109,037)
Net expenses	$1,089,061
Net investment income (loss)	$5,221,122
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(10,340,683)
Affiliated issuers	78
Written options	38,600
Futures contracts	(155,826)
Forward foreign currency exchange contracts	(20,147)
Net realized gain (loss)	$(10,477,978)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$16,781,848
Affiliated issuers	(424)
Written options	(10,029)
Futures contracts	4,817
Forward foreign currency exchange contracts	20,549
Net unrealized gain (loss)	$16,796,761
Net realized and unrealized gain (loss)	$6,318,783
Change in net assets from operations	$11,539,905
See Notes to Financial Statements
19

MFS Corporate Bond Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/23	12/31/22
Change in net assets
From operations
Net investment income (loss)	$5,221,122	$4,872,230
Net realized gain (loss)	(10,477,978)	(11,745,910)
Net unrealized gain (loss)	16,796,761	(27,612,943)
Change in net assets from operations	$11,539,905	$(34,486,623)
Total distributions to shareholders	$(5,107,465)	$(14,438,293)
Change in net assets from fund share transactions	$(834,875)	$(24,640,963)
Total change in net assets	$5,597,565	$(73,565,879)
Net assets
At beginning of period	133,220,241	206,786,120
At end of period	$138,817,806	$133,220,241
See Notes to Financial Statements
20

MFS Corporate Bond Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$9.08	$11.93	$12.71	$11.94	$10.81
Income (loss) from investment operations
Net investment income (loss) (d)	$0.38	$0.31	$0.31	$0.36	$0.39
Net realized and unrealized gain (loss)	0.42	(2.23)	(0.49)	0.89	1.19
Total from investment operations	$0.80	$(1.92)	$(0.18)	$1.25	$1.58
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.36)	$(0.36)	$(0.44)	$(0.45)
From net realized gain	—	(0.57)	(0.24)	(0.04)	—
Total distributions declared to shareholders	$(0.37)	$(0.93)	$(0.60)	$(0.48)	$(0.45)
Net asset value, end of period (x)	$9.51	$9.08	$11.93	$12.71	$11.94
Total return (%) (k)(r)(s)(x)	9.11	(16.36)	(1.40)	10.57	14.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.72	0.71	0.69	0.70	0.69
Expenses after expense reductions	0.63	0.63	0.63	0.63	0.63
Net investment income (loss)	4.07	3.04	2.51	2.90	3.33
Portfolio turnover	65	62	55	41	34
Net assets at end of period (000 omitted)	$38,486	$39,066	$53,206	$59,133	$57,714
Service Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$8.94	$11.76	$12.54	$11.78	$10.66
Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.28	$0.27	$0.32	$0.35
Net realized and unrealized gain (loss)	0.42	(2.20)	(0.48)	0.89	1.19
Total from investment operations	$0.77	$(1.92)	$(0.21)	$1.21	$1.54
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.33)	$(0.33)	$(0.41)	$(0.42)
From net realized gain	—	(0.57)	(0.24)	(0.04)	—
Total distributions declared to shareholders	$(0.34)	$(0.90)	$(0.57)	$(0.45)	$(0.42)
Net asset value, end of period (x)	$9.37	$8.94	$11.76	$12.54	$11.78
Total return (%) (k)(r)(s)(x)	8.89	(16.62)	(1.66)	10.34	14.46
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.97	0.96	0.94	0.95	0.94
Expenses after expense reductions	0.88	0.88	0.88	0.88	0.88
Net investment income (loss)	3.83	2.77	2.26	2.65	3.08
Portfolio turnover	65	62	55	41	34
Net assets at end of period (000 omitted)	$100,332	$94,155	$153,580	$169,239	$161,833

See Notes to Financial Statements
21

MFS Corporate Bond Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
22

MFS Corporate Bond Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Corporate Bond Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and
23

MFS Corporate Bond Portfolio
Notes to Financial Statements  - continued
market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of December 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$7,740,531	$—	$7,740,531
Non - U.S. Sovereign Debt	—	2,889,607	—	2,889,607
Municipal Bonds	—	286,216	—	286,216
U.S. Corporate Bonds	—	78,668,551	—	78,668,551
Commercial Mortgage-Backed Securities	—	1,970,919	—	1,970,919
Asset-Backed Securities (including CDOs)	—	2,536,845	—	2,536,845
Foreign Bonds	—	41,555,101	—	41,555,101
Mutual Funds	1,505,110	—	—	1,505,110
Total	$1,505,110	$135,647,770	$—	$137,152,880
Other Financial Instruments
Futures Contracts – Assets	$504,993	$—	$—	$504,993
Futures Contracts – Liabilities	(380,222)	—	—	(380,222)
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were written options, purchased options, futures contracts, and forward foreign currency exchange contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or
24

MFS Corporate Bond Portfolio
Notes to Financial Statements  - continued
novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange.  The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2023 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$504,993	$(380,222)
(a) Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is reported separately within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Interest Rate	$(155,826)	$—	$—	$—
Foreign Exchange	—	(20,147)	—	—
Credit	—	—	(145,208)	38,600
Total	$(155,826)	$(20,147)	$(145,208)	$38,600
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Interest Rate	$4,817	$—	$—	$—
Foreign Exchange	—	20,549	—	—
Credit	—	—	38,569	(10,029)
Total	$4,817	$20,549	$38,569	$(10,029)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted
25

MFS Corporate Bond Portfolio
Notes to Financial Statements  - continued
cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Written Options — In exchange for a premium, the fund wrote put options on securities for which it anticipated the price would increase.  At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.
The premium received is initially recorded as a liability in the Statement of Assets and Liabilities.  The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation.  When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.
At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option.  For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it.  The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.  Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction.  Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker.  For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.
Purchased Options — The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund's exposure to an underlying instrument.
The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.
Whether or not the option is exercised, the fund's maximum risk of loss from purchasing an option is the amount of premium paid.  All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
26

MFS Corporate Bond Portfolio
Notes to Financial Statements  - continued
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
27

MFS Corporate Bond Portfolio
Notes to Financial Statements  - continued
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization of premium and accretion of discount of debt securities, wash sale loss deferrals, and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/23	Year ended 12/31/22
Ordinary income (including any short-term capital gains)	$5,107,465	$5,480,909
Long-term capital gains	—	8,957,384
Total distributions	$5,107,465	$14,438,293
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/23
Cost of investments	$142,895,552
Gross appreciation	2,955,881
Gross depreciation	(8,573,782)
Net unrealized appreciation (depreciation)	$(5,617,901)
Undistributed ordinary income	5,275,839
Capital loss carryforwards	(21,973,278)
Total distributable earnings (loss)	$(22,315,340)
As of December 31, 2023, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(6,030,896)
Long-Term	(15,942,382)
Total	$(21,973,278)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/23	Year ended 12/31/22
Initial Class	$1,500,029	$3,863,350
Service Class	3,607,436	10,574,943
Total	$5,107,465	$14,438,293
28

MFS Corporate Bond Portfolio
Notes to Financial Statements  - continued
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.60%
In excess of $1 billion	0.50%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this management fee reduction amounted to $17,133, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.59% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 0.63% of average daily net assets for the Initial Class shares and 0.88% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this reduction amounted to $91,904, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2023, the fee was $1,080, which equated to 0.0008% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2023, these costs amounted to $393.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.0221% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
29

MFS Corporate Bond Portfolio
Notes to Financial Statements  - continued
(4)  Portfolio Securities
For the year ended December 31, 2023, purchases and sales of investments, other than purchased options with an expiration date of less than one year from the time of purchase and short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$12,517,553	$10,300,982
Non-U.S. Government securities	72,696,152	74,322,466
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	210,263	$1,949,532	154,018	$1,628,859
Service Class	1,457,689	13,271,994	4,514,529	50,204,109
	1,667,952	$15,221,526	4,668,547	$51,832,968
Shares issued to shareholders in reinvestment of distributions
Initial Class	167,976	$1,500,029	412,311	$3,863,350
Service Class	409,936	3,607,436	1,145,714	10,574,943
	577,912	$5,107,465	1,558,025	$14,438,293
Shares reacquired
Initial Class	(633,725)	$(5,866,955)	(723,799)	$(7,198,182)
Service Class	(1,686,895)	(15,296,911)	(8,195,309)	(83,714,042)
	(2,320,620)	$(21,163,866)	(8,919,108)	$(90,912,224)
Net change
Initial Class	(255,486)	$(2,417,394)	(157,470)	$(1,705,973)
Service Class	180,730	1,582,519	(2,535,066)	(22,934,990)
	(74,756)	$(834,875)	(2,692,536)	$(24,640,963)
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2023, the fund’s commitment fee and interest expense were $678 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
30

MFS Corporate Bond Portfolio
Notes to Financial Statements  - continued
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$3,562,231	$46,909,521	$48,966,296	$78	$(424)	$1,505,110
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$172,183	$—
(8)  LIBOR Transition
The London Interbank Offered Rate (LIBOR) was intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. Certain of the fund's investments, payment obligations, and financing terms were historically based on LIBOR. In 2017, the United Kingdom Financial Conduct Authority (FCA) announced plans to transition away from LIBOR by the end of 2021. LIBOR's administrator, ICE Benchmark Administration (IBA), ceased publication (on a representative basis) of many of its LIBOR settings as of December 31, 2021 and ceased publication (on a representative basis) of the remaining U.S. dollar LIBOR settings as of June 30, 2023. In addition, global regulators announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Although the FCA has announced that it will require the IBA to continue to publish certain select LIBOR rates on a synthetic basis after the relevant cessation dates, such synthetic rates are not considered to be representative of the underlying market and economic reality they are intended to measure, are expected to be published for a limited time period, and are intended solely for use on a limited basis for legacy transactions.
Regulators and industry groups have implemented measures to facilitate the transition away from LIBOR and other interbank offered rates to alternative reference rates, such as the Secured Overnight Financing Rate (SOFR). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. SOFR is published in various forms including as a daily, compounded, and forward-looking term rate. The transition to alternative reference rates may affect the liquidity and valuation of investments that were tied to LIBOR or other interbank offered rates and may lead to other consequences affecting securities and credit markets more broadly. For example, while some investments that were tied to LIBOR provided for an alternative or “fallback” rate-setting methodology in the event LIBOR is not available, there is uncertainty regarding the effectiveness of any such alternative methodologies to replace LIBOR and certain investments tied to LIBOR may not have fallback provisions. While legislation passed in the United States facilitates by operation of law the replacement of U.S. dollar LIBOR settings in certain legacy instruments with a specified replacement rate, such as SOFR, there is uncertainty regarding the effectiveness of such legislation. There also remains uncertainty regarding the willingness and ability of parties to add or amend fallback provisions in certain other legacy instruments maturing after the cessation of the applicable LIBOR rates, which could create market and litigation risk.
It is difficult to quantify or predict the impact on the fund resulting from the transition from LIBOR to alternative reference rates and the potential effects of the transition from LIBOR on the fund, or on certain instruments in which the fund invests, are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that relied on LIBOR to determine interest rates. The transition may also result in a reduction in value of certain LIBOR-related investments held by the fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates, as well as other unforeseen effects, could have an adverse impact on the fund's performance.
With respect to the fund’s accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management has and will continue to rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for such contract modifications made on or before December 31, 2024 as a continuation of the existing contracts. The situation remains fluid, and management believes, based on best available information, that the impact of the transition will not be material to the fund.
31

MFS Corporate Bond Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Corporate Bond Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Corporate Bond Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more of the MFS investment companies since 1924.
32

MFS Corporate Bond Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2024, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
33

MFS Corporate Bond Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 53)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019.  The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Caroselli, Jones and Otis are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
34

MFS Corporate Bond Portfolio
Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Alexander Mackey John Mitchell
35

MFS Corporate Bond Portfolio
Board Review of Investment Advisory Agreement
MFS Corporate Bond Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 4th quintile for the three-year period ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. The Trustees noted that the total return performance (Class I shares) of the Fund’s retail counterpart, MFS Corporate Bond Fund, which has substantially similar investment strategies, was in the 3rd quintile relative to
36

MFS Corporate Bond Portfolio
Board Review of Investment Advisory Agreement - continued
the other funds in its Broadridge performance universe for the five-year period ended December 31, 2022. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
37

MFS Corporate Bond Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
38

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
39

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
40

Annual Report
December 31, 2023
MFS®  Emerging Markets
Equity Portfolio
MFS® Variable Insurance Trust II
FCE-ANN

MFS® Emerging Markets Equity Portfolio
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Emerging Markets Equity Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	9.0%
Samsung Electronics Co. Ltd.	6.5%
Tencent Holdings Ltd.	4.9%
Alibaba Group Holding Ltd., ADR	3.0%
HDFC Bank Ltd.	2.2%
Tata Consultancy Services Ltd.	1.9%
Kotak Mahindra Bank Ltd.	1.7%
Infosys Ltd.	1.7%
Hon Hai Precision Industry Co. Ltd.	1.6%
Delta Electronics, Inc.	1.6%
GICS equity sectors (g)
Information Technology	23.8%
Financials	23.4%
Consumer Discretionary	11.4%
Communication Services	10.9%
Consumer Staples	10.2%
Energy	6.2%
Materials	4.9%
Industrials	3.5%
Real Estate	2.6%
Health Care	1.2%
Utilities	0.8%
Issuer country weightings (x)
China	26.9%
South Korea	14.9%
India	13.4%
Taiwan	12.3%
Brazil	7.8%
Hong Kong	3.2%
Mexico	3.0%
Indonesia	3.0%
Thailand	2.2%
Other Countries	13.3%
Currency exposure weightings (y)
Hong Kong Dollar	21.3%
South Korean Won	14.9%
Indian Rupee	13.0%
Taiwan Dollar	12.3%
Brazilian Real	7.8%
Chinese Renminbi	7.4%
United States Dollar	5.0%
Euro	3.2%
Mexican Peso	3.0%
Other Currencies	12.1%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States (included in Other Countries) includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2023.
The portfolio is actively managed and current holdings may be different.
1

MFS Emerging Markets Equity Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2023, Initial Class shares of the MFS Emerging Markets Equity Portfolio (fund) provided a total return of 10.90%, while Service Class shares of the fund provided a total return of 10.71%.  These compare with a return of 9.83% for the fund’s benchmark, the MSCI Emerging Markets Index (net div).
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Early on, policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools (financial policies aimed at safeguarding the stability of the financial system) to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk. Rapid advancements in artificial intelligence were a focus for investors.
Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Contributors to Performance
Relative to the MSCI Emerging Markets Index, security selection and an overweight position in the energy sector contributed to performance led by the fund’s overweight position in oil and gas exploration and production company Petroleo Brasileiro (Brazil). The share price of Petroleo Brasileiro benefited from solid operational results despite softer oil prices and a higher-than-expected dividend payout.
Security selection in both the industrials and communication services sectors also supported relative results. Within the industrials sector, the fund’s overweight position in compact excavator manufacturer Doosan Bobcat (South Korea) was among the fund’s top relative contributors. The share price of Doosan Bobcat advanced as the company reported robust demand for construction equipment in the US due to a strong order intake by large rental companies. Within the communication services sector, the fund’s overweight position in interactive online community operator NetEase (China) aided relative returns.
The combination of favorable stock selection and an underweight position in the materials sector boosted relative performance, driven by the fund’s overweight position in gold mining company Gold Fields (South Africa). The share price of Gold Fields rose due to higher-than-expected gold mining volumes and an upswing in gold prices on the back of the US regional bank crisis.
Elsewhere, the fund’s underweight position in e-commerce platform manager Meituan(h) (China) supported relative returns. The share price of Meituan suffered from the adverse impact on food delivery volume growth from a weak macro environment and increased investment in its in-store business caused by intensified competition with Douyin in its food delivery services segment. Additionally, the fund’s overweight positions in microchip and electronics manufacturer Samsung Electronics (South Korea), semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan), real estate property development firm Emaar Properties (United Arab Emirates), marine and casualty insurance services provider Samsung Fire & Marine Insurance (South Korea), and corn flour producer Gruma (Mexico) helped relative performance.
During the reporting period, the fund's relative currency exposure, resulting primarily from differences between the fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, contributed to relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.
2

MFS Emerging Markets Equity Portfolio
Management Review - continued
Detractors from Performance
During the reporting period, security selection and an overweight position in the consumer staples sector detracted from relative performance, led by the fund’s overweight positions in dairy products and health drinks producer Inner Mongolia Yili Industrial Group (China) and brewing company China Resources Beer Holdings (China). The share price of Inner Mongolia Yili Industrial Group fell owing to slightly weaker-than-anticipated sales and lowered growth guidance attributed to a lackluster recovery in the milk segment.
Security selection in both the financials and information technology sectors also dampened relative results. Within the financials sector, an overweight position in personal financial services provider Ping An Insurance Co. of China (China), and the fund’s holdings of insurance company AIA Group(b) (Hong Kong), weakened relative returns. The share price of Ping An Insurance Co. of China declined over lower-than-expected net profits impacted by a loss across its asset management business, poor property & casualty insurance results, and softer-than-expected banking business earnings. Within the information technology sector, the fund’s underweight position in strong-performing semiconductor products manufacturer SK Hynix(h) (South Korea), and not owning shares of integrated circuits manufacturer Mediatek (Taiwan), also held back relative performance. The share price of SK Hynix advanced as the company reported a smaller-than-feared decline in pricing power for DRAM and NAND memory components amid ongoing elevated inventory levels.
Elsewhere, not owning shares of online retailer PDD (China), and the fund’s overweight positions in fast-food restaurant operator Yum China Holdings, chemicals producer UPL (India), and cement manufacturer Anhui Conch Cement (China) further weakened relative returns. The share price of PDD climbed as the company reported strong revenues in both its online marketing and transaction services segments, paired with lower marketing and sales costs.
Respectfully,
Portfolio Manager(s)
Rajesh Nair and Harry Purcell
Note to Shareholders: Effective April 15, 2023, Jose Luis Garcia is no longer a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
3

MFS Emerging Markets Equity Portfolio
Performance Summary Through 12/31/23
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/23
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/05/1996	10.90%	2.04%	1.56%
Service Class	8/24/2001	10.71%	1.79%	1.31%
Comparative benchmark(s)
MSCI Emerging Markets Index (net div) (f)	9.83%	3.68%	2.66%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
MSCI Emerging Markets Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
4

MFS Emerging Markets Equity Portfolio
Performance Summary – continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
5

MFS Emerging Markets Equity Portfolio
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2023 through December 31, 2023
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/23	Ending Account Value 12/31/23	Expenses Paid During Period (p) 7/01/23-12/31/23
Initial Class	Actual	1.23%	$1,000.00	$1,016.25	$6.25
	Hypothetical (h)	1.23%	$1,000.00	$1,019.00	$6.26
Service Class	Actual	1.48%	$1,000.00	$1,015.41	$7.52
	Hypothetical (h)	1.48%	$1,000.00	$1,017.74	$7.53
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
6

MFS Emerging Markets Equity Portfolio
Portfolio of Investments − 12/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.9%
Alcoholic Beverages – 3.9%
Ambev S.A., ADR	143,194	$ 400,943
China Resources Beer Holdings Co. Ltd.	52,000	227,752
Kweichow Moutai Co. Ltd., “A”	2,100	511,068
Wuliangye Yibin Co. Ltd., “A”	13,100	259,167
		$1,398,930
Automotive – 2.4%
BYD Co. Ltd.	10,000	$ 274,573
Hero MotoCorp Ltd.	3,413	169,783
Mahindra & Mahindra Ltd.	20,384	423,633
		$867,989
Biotechnology – 0.8%
Hugel, Inc. (a)	2,481	$ 287,803
Brokerage & Asset Managers – 1.0%
B3 S.A. - Brasil Bolsa Balcao	120,400	$ 360,635
Moscow Exchange MICEX-RTS PJSC (a)(u)	369,124	0
		$360,635
Business Services – 4.7%
Infosys Ltd.	32,162	$ 596,329
Tata Consultancy Services Ltd.	14,763	672,989
Tech Mahindra Ltd.	27,070	414,002
		$1,683,320
Chemicals – 1.3%
UPL Ltd.	65,855	$ 464,747
Computer Software – 0.7%
Kingsoft Corp.	78,200	$ 241,355
Computer Software - Systems – 8.2%
Hon Hai Precision Industry Co. Ltd.	172,000	$ 585,653
Samsung Electronics Co. Ltd.	38,084	2,316,266
		$2,901,919
Conglomerates – 0.7%
LG Corp. (a)	3,768	$ 250,656
Construction – 4.2%
Anhui Conch Cement Co. Ltd.	76,000	$ 175,583
Gree Electric Appliances, Inc., “A”	80,300	364,238
Midea Group Co. Ltd., “A”	39,100	301,181
Techtronic Industries Co. Ltd.	39,500	470,702
Zhejiang Supor Co. Ltd., “A”	25,000	186,860
		$1,498,564
Consumer Products – 0.4%
AmorePacific Corp. (a)	1,147	$ 128,649
Electronics – 9.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	165,258	$ 3,193,105
7

MFS Emerging Markets Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Energy - Independent – 0.6%
Reliance Industries Ltd.	7,476	$ 232,234
Energy - Integrated – 4.4%
China Petroleum & Chemical Corp.	766,000	$ 401,222
Galp Energia SGPS S.A., “B”	30,724	452,463
LUKOIL PJSC (a)(u)	6,698	0
Petroleo Brasileiro S.A., ADR	28,848	460,702
Petroleo Brasileiro S.A., ADR	15,172	231,828
		$1,546,215
Engineering - Construction – 1.0%
Doosan Bobcat, Inc.	8,693	$ 338,816
Food & Beverages – 3.6%
Gruma S.A.B. de C.V.	18,798	$ 344,433
Inner Mongolia Yili Industrial Group Co. Ltd., “A”	145,541	548,944
Orion Corp. (a)	2,833	254,005
Tingyi (Cayman Islands) Holding Corp.	120,000	146,302
		$1,293,684
Food & Drug Stores – 0.3%
BIM Birlesik Magazalar A.S.	9,160	$ 93,484
Forest & Paper Products – 0.8%
Suzano S.A.	24,100	$ 275,997
Insurance – 6.1%
AIA Group Ltd.	42,000	$ 366,024
DB Insurance Co. Ltd. (a)	3,856	250,101
Discovery Ltd.	28,691	225,356
Hyundai Marine & Fire Insurance Co. Ltd. (a)	8,675	208,383
Ping An Insurance Co. of China Ltd., “H”	120,000	543,254
Prudential PLC	4,580	51,794
Samsung Fire & Marine Insurance Co. Ltd. (a)	2,524	514,753
		$2,159,665
Internet – 7.4%
Baidu, Inc., ADR (a)	846	$ 100,750
MakeMyTrip Ltd. (a)	3,052	143,383
NAVER Corp.	1,620	280,375
NetEase, Inc., ADR	4,048	377,112
Tencent Holdings Ltd.	46,000	1,729,602
		$2,631,222
Machinery & Tools – 1.6%
Delta Electronics, Inc.	57,000	$ 582,249
Major Banks – 4.1%
Banco Bradesco S.A., ADR	143,570	$ 502,495
Bandhan Bank Ltd.	79,820	231,555
Erste Group Bank AG	10,705	434,067
Nedbank Group Ltd.	23,115	273,235
		$1,441,352
8

MFS Emerging Markets Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical & Health Technology & Services – 0.0%
Burning Rock Biotech Ltd., ADR (a)	18,655	$ 17,349
Metals & Mining – 2.2%
Industries Qatar Q.P.S.C.	23,488	$ 84,379
PT United Tractors Tbk	280,200	411,738
Vale S.A., ADR	17,691	280,579
		$776,696
Natural Gas - Distribution – 0.8%
China Resources Gas Group Ltd.	88,700	$ 290,801
Network & Telecom – 0.3%
GDS Holdings Ltd., “A” (a)	21,500	$ 24,946
GDS Holdings Ltd., ADR (a)(l)	7,593	69,248
		$94,194
Other Banks & Diversified Financials – 12.5%
Bangkok Bank Public Co. Ltd.	71,000	$ 325,540
Bank Negara Indonesia PT	805,600	281,230
China Construction Bank Corp.	919,670	547,668
China Merchants Bank Co Ltd. “A”	27,000	105,911
China Merchants Bank Co. Ltd.	21,500	74,893
Credicorp Ltd.	3,864	579,329
Emirates NBD PJSC	60,364	284,337
Grupo Financiero Banorte S.A. de C.V.	11,992	120,591
HDFC Bank Ltd.	38,641	793,704
KB Financial Group, Inc.	8,285	346,523
Kotak Mahindra Bank Ltd.	26,544	608,657
Sberbank of Russia PJSC (a)(u)	286,804	0
SK Square Co. Ltd. (a)	2,682	109,266
Tisco Financial Group PCL	91,900	268,572
		$4,446,221
Pharmaceuticals – 0.3%
Genomma Lab Internacional S.A., “B”	147,235	$ 122,775
Precious Metals & Minerals – 1.1%
Gold Fields Ltd., ADR	16,106	$ 232,893
Polymetal International PLC (a)	35,382	159,219
		$392,112
Real Estate – 2.3%
Emaar Properties PJSC	227,065	$ 489,648
ESR Group Ltd.	96,600	133,609
Hang Lung Properties Ltd.	128,000	178,349
		$801,606
Restaurants – 1.4%
Yum China Holdings, Inc.	11,604	$ 492,358
Specialty Chemicals – 0.5%
Saudi Basic Industries Corp.	7,243	$ 161,277
9

MFS Emerging Markets Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Specialty Stores – 6.4%
Alibaba Group Holding Ltd.	108,348	$ 1,048,999
JD.com, Inc., “A”	9,380	135,141
JD.com, Inc., ADR	440	12,712
Lojas Renner S.A.	43,217	154,982
Multiplan Empreendimentos Imobiliarios S.A.	19,046	111,431
Vipshop Holdings Ltd., ADR (a)	18,525	329,004
Walmart de Mexico S.A.B. de C.V.	113,003	476,275
		$2,268,544
Telecommunications - Wireless – 2.5%
Advanced Info Service Public Co. Ltd.	31,600	$ 200,899
Etihad Etisalat Co.	25,343	331,487
PT Telekom Indonesia	1,392,800	357,314
		$889,700
Telephone Services – 0.7%
Hellenic Telecommunications Organization S.A.	17,127	$ 243,905
Tobacco – 0.7%
British American Tobacco PLC	8,277	$ 242,182
Total Common Stocks (Identified Cost, $29,317,889)		$35,112,310
Investment Companies (h) – 2.0%
Money Market Funds – 2.0%
MFS Institutional Money Market Portfolio, 5.42% (v) (Identified Cost, $693,832)	693,831	$ 693,970
Collateral for Securities Loaned – 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.36% (j) (Identified Cost, $64,914)	64,914	$ 64,914
Other Assets, Less Liabilities – (1.1)%		(377,215)
Net Assets – 100.0%		$35,493,979
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $693,970 and $35,177,224, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
PCL	Public Company Limited
See Notes to Financial Statements
10

MFS Emerging Markets Equity Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/23 Assets
Investments in unaffiliated issuers, at value, including $62,317 of securities on loan (identified cost, $29,382,803)	$35,177,224
Investments in affiliated issuers, at value (identified cost, $693,832)	693,970
Foreign currency, at value (identified cost, $24,395)	24,379
Receivables for
Investments sold	3
Fund shares sold	5,325
Interest and dividends	124,461
Other assets	392
Total assets	$36,025,754
Liabilities
Payable to custodian	$752
Payables for
Investments purchased	129,760
Fund shares reacquired	132,931
Collateral for securities loaned, at value	64,914
Payable to affiliates
Investment adviser	7,282
Administrative services fee	192
Shareholder servicing costs	5
Distribution and/or service fees	536
Payable for independent Trustees' compensation	109
Deferred foreign capital gains tax expense payable	98,311
Accrued expenses and other liabilities	96,983
Total liabilities	$531,775
Net assets	$35,493,979
Net assets consist of
Paid-in capital	$30,954,210
Total distributable earnings (loss)	4,539,769
Net assets	$35,493,979
Shares of beneficial interest outstanding	2,878,278
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$15,889,147	1,275,670	$12.46
Service Class	19,604,832	1,602,608	12.23
See Notes to Financial Statements
11

MFS Emerging Markets Equity Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/23
Net investment income (loss)
Income
Dividends	$1,424,469
Dividends from affiliated issuers	33,199
Other	4,951
Income on securities loaned	1,110
Foreign taxes withheld	(147,423)
Total investment income	$1,316,306
Expenses
Management fee	$369,981
Distribution and/or service fees	48,376
Shareholder servicing costs	1,580
Administrative services fee	17,500
Independent Trustees' compensation	3,090
Custodian fee	56,120
Audit and tax fees	68,587
Legal fees	238
Miscellaneous	12,714
Total expenses	$578,186
Reduction of expenses by investment adviser	(95,809)
Net expenses	$482,377
Net investment income (loss)	$833,929
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (includes $48,469 foreign capital gains tax)	$359,233
Affiliated issuers	46
Foreign currency	(14,167)
Net realized gain (loss)	$345,112
Change in unrealized appreciation or depreciation
Unaffiliated issuers (includes $27,164 increase in deferred foreign capital gains tax)	$2,444,459
Affiliated issuers	(94)
Translation of assets and liabilities in foreign currencies	696
Net unrealized gain (loss)	$2,445,061
Net realized and unrealized gain (loss)	$2,790,173
Change in net assets from operations	$3,624,102
See Notes to Financial Statements
12

MFS Emerging Markets Equity Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/23	12/31/22
Change in net assets
From operations
Net investment income (loss)	$833,929	$604,023
Net realized gain (loss)	345,112	(1,129,731)
Net unrealized gain (loss)	2,445,061	(8,271,401)
Change in net assets from operations	$3,624,102	$(8,797,109)
Total distributions to shareholders	$(452,496)	$(4,082,042)
Change in net assets from fund share transactions	$(2,359,307)	$3,214,089
Total change in net assets	$812,299	$(9,665,062)
Net assets
At beginning of period	34,681,680	44,346,742
At end of period	$35,493,979	$34,681,680
See Notes to Financial Statements
13

MFS Emerging Markets Equity Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$11.39	$16.03	$17.28	$17.04	$14.75
Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.23	$0.20	$0.14	$0.28
Net realized and unrealized gain (loss)	0.95	(3.36)	(1.36)	1.47	2.63
Total from investment operations	$1.25	$(3.13)	$(1.16)	$1.61	$2.91
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.57)	$(0.09)	$(0.50)	$(0.11)
From net realized gain	—	(0.94)	(0.00)(w)	(0.87)	(0.51)
Total distributions declared to shareholders	$(0.18)	$(1.51)	$(0.09)	$(1.37)	$(0.62)
Net asset value, end of period (x)	$12.46	$11.39	$16.03	$17.28	$17.04
Total return (%) (k)(r)(s)(x)	10.99	(19.79)	(6.75)	10.63	20.45
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.50	1.82	1.62	1.73	1.55
Expenses after expense reductions	1.23	1.23	1.23	1.23	1.29
Net investment income (loss)	2.50	1.78	1.16	0.94	1.76
Portfolio turnover	29	37	41	48	21
Net assets at end of period (000 omitted)	$15,889	$15,452	$19,498	$20,335	$21,065
Service Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$11.19	$15.76	$16.99	$16.78	$14.53
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.19	$0.15	$0.11	$0.24
Net realized and unrealized gain (loss)	0.91	(3.30)	(1.33)	1.43	2.58
Total from investment operations	$1.18	$(3.11)	$(1.18)	$1.54	$2.82
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.52)	$(0.05)	$(0.46)	$(0.06)
From net realized gain	—	(0.94)	(0.00)(w)	(0.87)	(0.51)
Total distributions declared to shareholders	$(0.14)	$(1.46)	$(0.05)	$(1.33)	$(0.57)
Net asset value, end of period (x)	$12.23	$11.19	$15.76	$16.99	$16.78
Total return (%) (k)(r)(s)(x)	10.62	(19.94)	(6.97)	10.33	20.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.75	2.07	1.87	1.98	1.80
Expenses after expense reductions	1.48	1.48	1.48	1.48	1.54
Net investment income (loss)	2.26	1.51	0.90	0.71	1.52
Portfolio turnover	29	37	41	48	21
Net assets at end of period (000 omitted)	$19,605	$19,230	$24,849	$25,643	$25,616

See Notes to Financial Statements
14

MFS Emerging Markets Equity Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
15

MFS Emerging Markets Equity Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Emerging Markets Equity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading
16

MFS Emerging Markets Equity Portfolio
Notes to Financial Statements  - continued
does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$9,537,993	$—	$—	$9,537,993
South Korea	287,803	4,997,793	—	5,285,596
India	4,751,016	—	—	4,751,016
Taiwan	4,361,007	—	—	4,361,007
Brazil	2,779,592	—	—	2,779,592
Hong Kong	1,148,684	—	—	1,148,684
Mexico	1,064,074	—	—	1,064,074
Indonesia	1,050,282	—	—	1,050,282
Thailand	325,540	469,471	—	795,011
Other Countries	4,339,055	—	0	4,339,055
Mutual Funds	758,884	—	—	758,884
Total	$30,403,930	$5,467,264	$0	$35,871,194
For further information regarding security characteristics, see the Portfolio of Investments. At December 31, 2023, the fund held three level 3 securities valued at $0, which were also held and valued at $0 at December 31, 2022.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from
17

MFS Emerging Markets Equity Portfolio
Notes to Financial Statements  - continued
collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $62,317. The fair value of the fund's investment securities on loan and a related liability of $64,914 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/23	Year ended 12/31/22
Ordinary income (including any short-term capital gains)	$452,496	$1,898,969
Long-term capital gains	—	2,183,073
Total distributions	$452,496	$4,082,042
The federal tax cost and the tax basis components of distributable earnings were as follows:
18

MFS Emerging Markets Equity Portfolio
Notes to Financial Statements  - continued
As of 12/31/23
Cost of investments	$30,988,647
Gross appreciation	9,580,787
Gross depreciation	(4,698,240)
Net unrealized appreciation (depreciation)	$4,882,547
Undistributed ordinary income	822,794
Capital loss carryforwards	(1,054,987)
Other temporary differences	(110,585)
Total distributable earnings (loss)	$4,539,769
As of December 31, 2023, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(245,418)
Long-Term	(809,569)
Total	$(1,054,987)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/23	Year ended 12/31/22
Initial Class	$228,103	$1,838,043
Service Class	224,393	2,243,999
Total	$452,496	$4,082,042
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $500 million	1.05%
In excess of $500 million	1.00%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this management fee reduction amounted to $4,507, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 1.04% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 1.23% of average daily net assets for the Initial Class shares and 1.48% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this reduction amounted to $91,302, which is included in the reduction of total expenses in the Statement of Operations.
19

MFS Emerging Markets Equity Portfolio
Notes to Financial Statements  - continued
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2023, the fee was $1,156, which equated to 0.0033% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2023, these costs amounted to $424.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.0496% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2023, this reimbursement amounted to $4,926, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2023, purchases and sales of investments, other than short-term obligations, aggregated $9,867,508 and $11,805,046, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	105,215	$1,271,583	136,399	$1,835,586
Service Class	172,924	2,057,026	199,460	2,545,499
	278,139	$3,328,609	335,859	$4,381,085
Shares issued to shareholders in reinvestment of distributions
Initial Class	18,945	$228,103	157,772	$1,838,043
Service Class	18,952	224,393	195,982	2,243,999
	37,897	$452,496	353,754	$4,082,042
20

MFS Emerging Markets Equity Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares reacquired
Initial Class	(204,676)	$(2,478,243)	(154,707)	$(2,042,596)
Service Class	(307,699)	(3,662,169)	(253,766)	(3,206,442)
	(512,375)	$(6,140,412)	(408,473)	$(5,249,038)
Net change
Initial Class	(80,516)	$(978,557)	139,464	$1,631,033
Service Class	(115,823)	(1,380,750)	141,676	1,583,056
	(196,339)	$(2,359,307)	281,140	$3,214,089
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control.  At the end of the period, the MFS Growth Allocation Portfolio was the owner of record of approximately 8% of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2023, the fund’s commitment fee and interest expense were $176 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$693,445	$7,134,160	$7,133,587	$46	$(94)	$693,970
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$33,199	$—
(8)  Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints or to the sanctions imposed on Russia by the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Management continues to monitor these events and to evaluate the related impacts on fund performance.
21

MFS Emerging Markets Equity Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Emerging Markets Equity Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Emerging Markets Equity Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more of the MFS investment companies since 1924.
22

MFS Emerging Markets Equity Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2024, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
23

MFS Emerging Markets Equity Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 53)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019.  The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Caroselli, Jones and Otis are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
24

MFS Emerging Markets Equity Portfolio
Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Rajesh Nair Harry Purcell
25

MFS Emerging Markets Equity Portfolio
Board Review of Investment Advisory Agreement
MFS Emerging Markets Equity Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and the 5th quintile for the three-year period ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund and the Fund’s retail counterpart, MFS Emerging Markets Equity Fund, which has substantially similar investment strategies and experienced substantially similar investment performance as the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year as to MFS’ efforts to improve the performance of the Fund and the Fund’s
26

MFS Emerging Markets Equity Portfolio
Board Review of Investment Advisory Agreement - continued
retail counterpart. In addition, the Trustees requested that they receive a separate update on the Fund’s retail counterpart at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund’s retail counterpart.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Broadridge expense group median and the Fund’s total expense ratio was higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $500 million. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
27

MFS Emerging Markets Equity Portfolio
Board Review of Investment Advisory Agreement - continued
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
28

MFS Emerging Markets Equity Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
Income derived from foreign sources was $1,415,989. The fund intends to pass through foreign tax credits of $123,357 for the fiscal year.
29

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
31

Annual Report
December 31, 2023
MFS®  Global
Governments Portfolio
MFS® Variable Insurance Trust II
WGS-ANN

MFS® Global Governments Portfolio
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Governments Portfolio
Portfolio Composition
Portfolio structure at value (v)
Portfolio structure reflecting equivalent exposure of derivative positions (i)

Fixed income sectors (i)
Non-U.S. Government Bonds	55.5%
U.S. Treasury Securities	53.3%
Emerging Markets Bonds	10.0%
Mortgage-Backed Securities	0.4%
Municipal Bonds	0.3%
Investment Grade Corporates	0.2%
Commercial Mortgage-Backed Securities	0.2%
U.S. Government Agencies	0.2%
Composition including fixed income credit quality (a)(i)
AAA	10.8%
AA	14.0%
A	7.5%
BBB	13.8%
BB	2.6%
U.S. Government	39.7%
Federal Agencies	0.6%
Not Rated	31.1%
Cash & Cash Equivalents	6.5%
Other (q)	(26.6)%
Portfolio facts
Average Duration (d)	8.0
Average Effective Maturity (m)	9.7 yrs.
Issuer country weightings (i)(x)
United States	34.4%
Germany	18.4%
Japan	10.6%
United Kingdom	6.5%
Italy	5.2%
Canada	4.1%
Spain	3.4%
Greece	2.9%
Supranational	2.9%
Other Countries	11.6%
Currency exposure weightings (i)(y)
United States Dollar	46.8%
Euro	23.1%
Japanese Yen	18.7%
British Pound Sterling	6.2%
Australian Dollar	1.7%
Canadian Dollar	1.5%
Mexican Peso	0.7%
Brazilian Real	0.5%
Norwegian Krone	0.5%
Other Currencies	0.3%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
1

MFS Global Governments Portfolio
Portfolio Composition - continued
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move. The Average Duration calculation reflects the impact of the equivalent exposure of derivative positions, if any.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening feature (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(p)	For purposes of the presentation of Portfolio structure at value, Other includes market value from currency derivatives and may be negative.
(q)	For purposes of this presentation, Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
(v)	For purposes of this presentation, market value of fixed income and/or equity derivatives, if any, is included in Cash & Cash Equivalents.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2023.
The portfolio is actively managed and current holdings may be different.
2

MFS Global Governments Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2023, Initial Class shares of the MFS Global Governments Portfolio (fund) provided a total return of 2.32%, while Service Class shares of the fund provided a total return of 2.01%. These compare with a return of 4.02% for the fund’s benchmark, the JPMorgan Global Government Bond Index (Unhedged).
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Early on, policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools (financial policies aimed at safeguarding the stability of the financial system) to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk. Rapid advancements in artificial intelligence were a focus for investors.
Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Factors Affecting Performance
Relative to the JPMorgan Global Government Bond Index (Unhedged), the fund’s US yield curve(y) positioning and long duration(d) stance detracted from performance. The fund’s overweight exposure to the Japanese yen and euro, also hindered relative returns as these currencies depreciated against the US dollar over the reporting period. Additionally, an underweight allocation to Italian-issued debt further held back the fund’s relative performance.
Conversely, the fund’s overweight exposure to both Greek and Uruguay-issued bonds, for which the benchmark has no exposure, supported relative performance.
Respectfully,
Portfolio Manager(s)
Annalisa Piazza, Robert Spector, and Erik Weisman
Note to Shareholders: Effective September 1, 2023, Annalisa Piazza was added as a Portfolio Manager of the fund.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
3

MFS Global Governments Portfolio
Performance Summary Through 12/31/23
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/23
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/16/1988	2.32%	(1.66)%	(0.54)%
Service Class	8/24/2001	2.01%	(1.91)%	(0.79)%
Comparative benchmark(s)
JPMorgan Global Government Bond Index (Unhedged) (f)	4.02%	(1.31)%	(0.11)%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
JPMorgan Global Government Bond Index (Unhedged) – measures developed government bond markets around the world.
It is not possible to invest directly in an index.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
4

MFS Global Governments Portfolio
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2023 through December 31, 2023
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/23	Ending Account Value 12/31/23	Expenses Paid During Period (p) 7/01/23-12/31/23
Initial Class	Actual	0.71%	$1,000.00	$1,029.21	$3.63
	Hypothetical (h)	0.71%	$1,000.00	$1,021.63	$3.62
Service Class	Actual	0.96%	$1,000.00	$1,027.45	$4.91
	Hypothetical (h)	0.96%	$1,000.00	$1,020.37	$4.89
(h)	5% fund return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Notes to Expense Table
Changes to the fund's fee arrangements occured during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 0.69%, $3.53, and $3.52 for Initial Class and 0.94%, $4.80, and $4.79 for Service Class, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.
5

MFS Global Governments Portfolio
Portfolio of Investments − 12/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer		Shares/Par	Value ($)
Bonds – 92.7%
Foreign Bonds – 52.2%
Australia – 1.2%
Commonwealth of Australia, 3.25%, 6/21/2039	AUD	1,845,000	$ 1,124,470
Belgium – 1.3%
Kingdom of Belgium, 0.4%, 6/22/2040	EUR	925,000	$ 680,513
Kingdom of Belgium, 1.6%, 6/22/2047		590,000	489,725
			$1,170,238
Brazil – 2.5%
Federative Republic of Brazil, 10%, 1/01/2027	BRL	6,000,000	$ 1,240,448
Federative Republic of Brazil, 10%, 1/01/2029		4,800,000	984,645
			$2,225,093
Canada – 4.1%
Government of Canada, 0.5%, 12/01/2030	CAD	3,580,000	$ 2,268,986
Government of Canada, 2%, 6/01/2032		1,735,000	1,202,657
OMERS Finance Trust Anleihen, 5.5%, 11/15/2033 (n)		$250,000	264,706
			$3,736,349
Czech Republic – 1.0%
Czech Republic, 2.5%, 8/25/2028	CZK	22,000,000	$ 931,986
France – 2.4%
Republic of France, 2.5%, 5/25/2030	EUR	670,000	$ 749,478
Republic of France, 3%, 5/25/2033		1,100,000	1,263,181
Republic of France, 1.25%, 5/25/2038		200,000	179,795
			$2,192,454
Germany – 4.9%
Federal Republic of Germany, 0.5%, 2/15/2028	EUR	2,625,000	$ 2,735,836
Federal Republic of Germany, 2.6%, 8/15/2033		1,500,000	1,738,635
			$4,474,471
Greece – 2.9%
Hellenic Republic (Republic of Greece), 4.25%, 6/15/2033 (n)	EUR	1,450,000	$ 1,746,117
Hellenic Republic (Republic of Greece), 4.375%, 7/18/2038		700,000	849,059
			$2,595,176
Italy – 5.2%
Republic of Italy, 4.1%, 2/01/2029	EUR	1,560,000	$ 1,805,790
Republic of Italy, 0.6%, 8/01/2031 (n)		1,525,000	1,375,540
Republic of Italy, 3.35%, 3/01/2035 (n)		1,395,000	1,481,367
			$4,662,697
Japan – 10.6%
Government of Japan, 2.1%, 12/20/2027	JPY	560,000,000	$ 4,279,393
Government of Japan, 0.4%, 9/20/2040		460,000,000	2,859,308
Government of Japan, 1.5%, 12/20/2044		97,000,000	695,043
Government of Japan, 0.6%, 9/20/2050		238,000,000	1,317,102
Government of Japan, 0.9%, 3/20/2057		81,000,000	459,752
			$9,610,598
6

MFS Global Governments Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Foreign Bonds – continued
Luxembourg – 0.6%
European Union, 2.625%, 2/04/2048	EUR	515,000	$ 528,794
Mexico – 2.4%
United Mexican States, 7.5%, 6/03/2027	MXN	9,000,000	$ 501,776
United Mexican States, 8.5%, 5/31/2029		10,000,000	576,044
United Mexican States, 7.5%, 5/26/2033		20,400,000	1,087,996
			$2,165,816
Peru – 0.6%
Republic of Peru, 6.95%, 8/12/2031	PEN	2,000,000	$ 557,956
Spain – 3.3%
Kingdom of Spain, 3.8%, 4/30/2024	EUR	1,000,000	$ 1,103,796
Kingdom of Spain, 2.55%, 10/31/2032		690,000	743,048
Kingdom of Spain, 4.7%, 7/30/2041		615,000	793,465
Kingdom of Spain, 1%, 10/31/2050		550,000	342,627
			$2,982,936
Supranational – 2.3%
European Financial Stability Facility, 3%, 9/04/2034	EUR	1,840,000	$ 2,080,161
United Kingdom – 6.5%
United Kingdom Treasury, 4.5%, 6/07/2028	GBP	1,910,000	$ 2,537,321
United Kingdom Treasury, 0.375%, 10/22/2030		620,000	647,534
United Kingdom Treasury, 0.875%, 7/31/2033		1,050,000	1,047,689
United Kingdom Treasury, 1.75%, 9/07/2037		792,000	782,986
United Kingdom Treasury, 3.75%, 7/22/2052		249,000	297,992
United Kingdom Treasury, 4%, 1/22/2060		275,000	346,878
United Kingdom Treasury, 3.5%, 7/22/2068		165,000	189,018
			$5,849,418
Uruguay – 0.4%
Oriental Republic of Uruguay, 8.25%, 5/21/2031	UYU	15,991,000	$ 377,545
Total Foreign Bonds			$47,266,158
U.S. Bonds – 40.5%
Asset-Backed & Securitized – 0.2%
3650R Commercial Mortgage Trust, 2021-PF1, “XA”, 1.018%, 11/15/2054 (i)		$1,025,006	$ 50,434
Arbor Multi-Family Mortgage Securities Trust, 2021-MF3, “XA”, 0.74%, 10/15/2054 (i)(n)		3,159,908	117,493
			$167,927
Consumer Services – 0.1%
Conservation Fund, 3.474%, 12/15/2029		$158,000	$ 139,367
Industrial – 0.0%
Howard University, Washington D.C., AGM, 2.516%, 10/01/2025		$42,000	$ 40,483
Mortgage-Backed – 0.4%
Freddie Mac, 1.169%, 9/25/2030 (i)		$329,805	$ 21,566
Freddie Mac, 0.536%, 9/25/2031 (i)		2,295,212	76,860
Freddie Mac, 0.855%, 9/25/2031 (i)		706,831	37,512
Freddie Mac, 0.349%, 11/25/2031 (i)		3,422,551	79,846
Freddie Mac, 0.498%, 12/25/2031 (i)		3,444,413	110,838
7

MFS Global Governments Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 0.568%, 12/25/2031 (i)	$568,544	$ 20,508
		$347,130
Municipals – 0.3%
Massachusetts Educational Financing Authority, Education Loan Rev., Taxable, “A”, 2.682%, 7/01/2027	$100,000	$ 93,535
West Virginia Tobacco Settlement Financing Authority Asset-Backed Refunding, Taxable, “A-1”, 1.497%, 6/01/2024	80,000	78,701
West Virginia Tobacco Settlement Financing Authority Asset-Backed Refunding, Taxable, “A-1”, 1.647%, 6/01/2025	65,000	61,712
		$233,948
U.S. Government Agencies and Equivalents – 0.2%
Small Business Administration, 4.57%, 6/01/2025	$532	$ 528
Small Business Administration, 5.09%, 10/01/2025	492	485
Small Business Administration, 5.21%, 1/01/2026	9,576	9,468
Small Business Administration, 2.22%, 3/01/2033	168,661	155,274
		$165,755
U.S. Treasury Obligations – 39.3%
U.S. Treasury Bonds, 0.25%, 6/15/2024	$2,350,000	$ 2,298,686
U.S. Treasury Bonds, 3.125%, 8/31/2029	3,015,000	2,895,696
U.S. Treasury Bonds, 3.5%, 2/15/2033	7,220,000	7,001,426
U.S. Treasury Bonds, 4.5%, 8/15/2039 (f)	3,856,400	4,080,854
U.S. Treasury Bonds, 2.75%, 11/15/2042	1,976,000	1,597,858
U.S. Treasury Bonds, 2.5%, 2/15/2045	1,160,000	878,383
U.S. Treasury Bonds, 3%, 2/15/2049	2,570,000	2,091,237
U.S. Treasury Bonds, 4.125%, 8/15/2053	750,000	758,086
U.S. Treasury Notes, 2.375%, 5/15/2027	3,710,000	3,523,775
U.S. Treasury Notes, 2.875%, 8/15/2028 (f)	8,110,000	7,761,207
U.S. Treasury Notes, 0.625%, 8/15/2030	1,740,000	1,411,371
U.S. Treasury Notes, 1.25%, 8/15/2031	1,525,000	1,261,878
		$35,560,457
Total U.S. Bonds		$36,655,067
Total Bonds (Identified Cost, $85,797,166)		$83,921,225
Investment Companies (h) – 6.9%
Money Market Funds – 6.9%
MFS Institutional Money Market Portfolio, 5.42% (v) (Identified Cost, $6,217,671)	6,217,142	$ 6,218,386
Other Assets, Less Liabilities – 0.4%		387,250
Net Assets – 100.0%		$90,526,861
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $6,218,386 and $83,921,225, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $4,985,223, representing 5.5% of net assets.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
AGM	Assured Guaranty Municipal
8

MFS Global Governments Portfolio
Portfolio of Investments – continued
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNH	Chinese Yuan Renminbi (Offshore)
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
SEK	Swedish Krona
TWD	Taiwan Dollar
UYU	Uruguayan Peso
Derivative Contracts at 12/31/23
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
AUD	982,825	USD	637,641	Brown Brothers Harriman	1/19/2024	$32,450
AUD	334,394	USD	224,343	HSBC Bank	1/19/2024	3,647
AUD	65,254	USD	42,105	JPMorgan Chase Bank N.A.	1/19/2024	2,386
AUD	2,308,947	USD	1,483,481	Morgan Stanley Capital Services, Inc.	1/19/2024	90,763
BRL	681,245	USD	138,413	Goldman Sachs International	2/16/2024	1,350
CAD	218,002	USD	163,973	Barclays Bank PLC	1/19/2024	591
CAD	296,331	USD	218,415	Deutsche Bank AG	1/19/2024	5,278
CAD	2,621,025	USD	1,928,078	UBS AG	1/19/2024	50,471
CNH	5,258,698	USD	720,913	Barclays Bank PLC	1/19/2024	17,890
DKK	1,485,214	USD	211,722	State Street Bank Corp.	1/19/2024	8,398
EUR	259,990	USD	282,984	Barclays Bank PLC	1/19/2024	4,211
EUR	66,013	USD	72,848	BNP Paribas S.A.	1/19/2024	72
EUR	1,283,159	USD	1,396,232	HSBC Bank	1/19/2024	21,192
EUR	396,728	USD	426,438	JPMorgan Chase Bank N.A.	1/19/2024	11,803
EUR	697,673	USD	737,847	Morgan Stanley Capital Services, Inc.	1/19/2024	32,829
EUR	82,868	USD	91,117	State Street Bank Corp.	1/19/2024	422
EUR	219,181	USD	234,822	UBS AG	1/19/2024	7,294
GBP	318,040	USD	403,788	Barclays Bank PLC	1/19/2024	1,637
GBP	172,005	USD	212,373	Brown Brothers Harriman	1/19/2024	6,892
GBP	21,525	USD	27,243	Deutsche Bank AG	1/19/2024	196
GBP	703,399	USD	875,264	JPMorgan Chase Bank N.A.	1/19/2024	21,401
GBP	41,495	USD	52,448	Merrill Lynch International	1/19/2024	449
GBP	516,399	USD	651,607	Morgan Stanley Capital Services, Inc.	1/19/2024	6,678
GBP	311,759	USD	391,306	UBS AG	1/19/2024	6,112
JPY	390,602,740	USD	2,652,598	Barclays Bank PLC	1/19/2024	123,732
JPY	13,022,600	USD	91,971	Deutsche Bank AG	1/19/2024	591
JPY	411,191,146	USD	2,761,835	HSBC Bank	1/19/2024	160,834
JPY	51,717,349	USD	350,049	JPMorgan Chase Bank N.A.	1/19/2024	17,548
JPY	53,166,884	USD	358,512	Merrill Lynch International	1/19/2024	19,389
JPY	274,171,613	USD	1,837,918	Morgan Stanley Capital Services, Inc.	1/19/2024	110,842
JPY	31,973,686	USD	221,521	NatWest Markets PLC	1/19/2024	5,742
KRW	2,832,050,000	USD	2,201,189	Barclays Bank PLC	2/16/2024	3,314
9

MFS Global Governments Portfolio
Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
KRW	597,838,157	USD	458,345	Morgan Stanley Capital Services, Inc.	1/09/2024	$6,037
MXN	591,469	USD	33,932	Brown Brothers Harriman	1/19/2024	811
MXN	2,993,979	USD	172,658	Goldman Sachs International	1/19/2024	3,211
NOK	2,337,371	USD	227,820	Deutsche Bank AG	1/19/2024	2,331
NOK	9,422,527	USD	861,887	Merrill Lynch International	1/19/2024	65,906
NZD	1,068,971	USD	656,865	Brown Brothers Harriman	1/19/2024	18,918
NZD	356,101	USD	212,790	Merrill Lynch International	1/19/2024	12,330
NZD	4,538,761	USD	2,671,973	Morgan Stanley Capital Services, Inc.	1/19/2024	197,341
SEK	11,648,237	USD	1,078,666	Brown Brothers Harriman	1/19/2024	76,952
SEK	21,494,553	USD	2,020,317	UBS AG	1/19/2024	112,151
USD	252,733	CZK	5,650,824	Brown Brothers Harriman	1/19/2024	181
						$1,272,573
Liability Derivatives
EUR	114,868	USD	127,690	Morgan Stanley Capital Services, Inc.	1/19/2024	$(802)
GBP	142,417	USD	182,159	Morgan Stanley Capital Services, Inc.	1/19/2024	(612)
GBP	1,755,271	USD	2,243,177	UBS AG	1/19/2024	(5,626)
USD	435,356	AUD	657,474	BNP Paribas S.A.	1/19/2024	(12,911)
USD	438,503	AUD	666,339	Brown Brothers Harriman	1/19/2024	(15,808)
USD	25,171	AUD	39,528	JPMorgan Chase Bank N.A.	1/19/2024	(1,779)
USD	1,119,583	AUD	1,764,651	State Street Bank Corp.	1/19/2024	(83,559)
USD	1,388,096	BRL	6,845,813	Citibank N.A.	2/02/2024	(18,918)
USD	562,922	BRL	2,768,502	Goldman Sachs International	2/22/2024	(4,533)
USD	546,088	CAD	745,769	Morgan Stanley Capital Services, Inc.	1/19/2024	(16,875)
USD	33,526	CAD	46,262	NatWest Markets PLC	1/19/2024	(1,396)
USD	2,762,237	CAD	3,797,714	State Street Bank Corp.	1/19/2024	(104,565)
USD	1,005,328	CAD	1,369,778	UBS AG	1/19/2024	(28,684)
USD	721,377	CNH	5,258,697	Barclays Bank PLC	1/19/2024	(17,425)
USD	219,604	CZK	4,987,486	Brown Brothers Harriman	1/19/2024	(3,301)
USD	876,314	CZK	20,466,752	HSBC Bank	1/19/2024	(38,405)
USD	219,482	EUR	203,896	Brown Brothers Harriman	1/19/2024	(5,750)
USD	179,405	EUR	164,038	HSBC Bank	1/19/2024	(1,798)
USD	505,441	EUR	473,896	JPMorgan Chase Bank N.A.	1/19/2024	(18,042)
USD	810,841	EUR	762,561	Merrill Lynch International	1/19/2024	(31,513)
USD	1,741,445	EUR	1,590,321	State Street Bank Corp.	1/19/2024	(15,285)
USD	16,648	GBP	13,733	Merrill Lynch International	1/19/2024	(858)
USD	4,724,534	GBP	3,875,079	State Street Bank Corp.	1/19/2024	(215,266)
USD	411,946	GBP	339,987	UBS AG	1/19/2024	(21,456)
USD	283,016	JPY	41,267,717	Deutsche Bank AG	1/19/2024	(10,307)
USD	119,036	JPY	17,583,744	Merrill Lynch International	1/19/2024	(5,946)
USD	152,684	JPY	22,574,740	Morgan Stanley Capital Services, Inc.	1/19/2024	(7,773)
USD	560,061	JPY	80,142,484	State Street Bank Corp.	1/19/2024	(9,577)
USD	218,642	JPY	30,778,391	UBS AG	1/19/2024	(125)
USD	445,877	KRW	575,033,958	Barclays Bank PLC	2/16/2024	(1,737)
USD	1,217,025	KRW	1,610,635,597	Citibank N.A.	1/26/2024	(35,196)
USD	51,747	KRW	66,679,324	Morgan Stanley Capital Services, Inc.	1/09/2024	(47)
USD	873,381	KRW	1,174,460,000	Morgan Stanley Capital Services, Inc.	1/26/2024	(39,727)
USD	1,032,856	MXN	19,066,828	HSBC Bank	1/19/2024	(87,143)
USD	582,721	MXN	10,065,196	UBS AG	1/19/2024	(8,516)
USD	655,625	NOK	7,120,933	Deutsche Bank AG	1/19/2024	(45,541)
USD	423,410	NZD	716,291	Morgan Stanley Capital Services, Inc.	1/19/2024	(29,415)
USD	3,326,240	NZD	5,617,226	State Street Bank Corp.	1/19/2024	(224,857)
USD	36,325	PEN	134,708	Goldman Sachs International	2/29/2024	(25)
10

MFS Global Governments Portfolio
Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
USD	511,315	PEN	1,986,508	Merrill Lynch International	2/29/2024	$(24,733)
USD	25,266	SEK	279,738	Brown Brothers Harriman	1/19/2024	(2,487)
USD	2,682,212	SEK	29,135,515	UBS AG	1/19/2024	(208,314)
USD	900	TWD	29,000	Barclays Bank PLC	1/30/2024	(48)
						$(1,406,681)
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
Euro-Bobl 5 yr	Long	EUR	43	$5,662,205	March - 2024	$60,227
Euro-Schatz 2 yr	Long	EUR	64	7,527,703	March - 2024	30,944
U.S. Treasury Note 2 yr	Long	USD	60	12,354,844	March - 2024	126,758
						$217,929
Liability Derivatives
Interest Rate Futures
Australian Bond 10 yr	Short	AUD	6	$477,011	March - 2024	$(12,179)
Euro-Bund 10 yr	Short	EUR	4	605,936	March - 2024	(6,854)
Euro-Buxl 30 yr	Short	EUR	3	469,355	March - 2024	(30,012)
						$(49,045)
At December 31, 2023, the fund had liquid securities with an aggregate value of $198,989  to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements
11

MFS Global Governments Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/23 Assets
Investments in unaffiliated issuers, at value (identified cost, $85,797,166)	$83,921,225
Investments in affiliated issuers, at value (identified cost, $6,217,671)	6,218,386
Receivables for
Forward foreign currency exchange contracts	1,272,573
Net daily variation margin on open futures contracts	619
Fund shares sold	948
Interest	818,161
Receivable from investment adviser	15,638
Other assets	748
Total assets	$92,248,298
Liabilities
Payables for
Forward foreign currency exchange contracts	$1,406,681
Investments purchased	218,162
Fund shares reacquired	26,128
Payable to affiliates
Administrative services fee	246
Distribution and/or service fees	14
Payable for independent Trustees' compensation	189
Payable for audit and tax fees	45,132
Accrued expenses and other liabilities	24,885
Total liabilities	$1,721,437
Net assets	$90,526,861
Net assets consist of
Paid-in capital	$106,862,007
Total distributable earnings (loss)	(16,335,146)
Net assets	$90,526,861
Shares of beneficial interest outstanding	10,277,226
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$90,033,505	10,219,950	$8.81
Service Class	493,356	57,276	8.61
See Notes to Financial Statements
12

MFS Global Governments Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/23
Net investment income (loss)
Income
Interest	$2,472,801
Dividends from affiliated issuers	210,167
Other	151
Total investment income	$2,683,119
Expenses
Management fee	$675,085
Distribution and/or service fees	1,243
Shareholder servicing costs	447
Administrative services fee	23,277
Independent Trustees' compensation	3,740
Custodian fee	25,640
Audit and tax fees	84,001
Legal fees	488
Miscellaneous	27,835
Total expenses	$841,756
Reduction of expenses by investment adviser	(178,152)
Net expenses	$663,604
Net investment income (loss)	$2,019,515
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(6,587,985)
Affiliated issuers	1,906
Futures contracts	(667,093)
Forward foreign currency exchange contracts	(222,855)
Foreign currency	(12,535)
Net realized gain (loss)	$(7,488,562)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$7,731,506
Affiliated issuers	(1,131)
Futures contracts	69,447
Forward foreign currency exchange contracts	(333,310)
Translation of assets and liabilities in foreign currencies	(1,668)
Net unrealized gain (loss)	$7,464,844
Net realized and unrealized gain (loss)	$(23,718)
Change in net assets from operations	$1,995,797
See Notes to Financial Statements
13

MFS Global Governments Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/23	12/31/22
Change in net assets
From operations
Net investment income (loss)	$2,019,515	$550,333
Net realized gain (loss)	(7,488,562)	(11,895,374)
Net unrealized gain (loss)	7,464,844	(9,205,589)
Change in net assets from operations	$1,995,797	$(20,550,630)
Total distributions to shareholders	$—	$(1,547,064)
Change in net assets from fund share transactions	$(4,464,752)	$(8,328,600)
Total change in net assets	$(2,468,955)	$(30,426,294)
Net assets
At beginning of period	92,995,816	123,422,110
At end of period	$90,526,861	$92,995,816
See Notes to Financial Statements
14

MFS Global Governments Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$8.61	$10.57	$11.69	$10.71	$10.34
Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.05	$0.03	$0.05	$0.11
Net realized and unrealized gain (loss)	0.01	(1.87)	(0.89)	1.08	0.53
Total from investment operations	$0.20	$(1.82)	$(0.86)	$1.13	$0.64
Less distributions declared to shareholders
From net investment income	$—	$(0.14)	$(0.26)	$(0.15)	$(0.27)
Net asset value, end of period (x)	$8.81	$8.61	$10.57	$11.69	$10.71
Total return (%) (k)(r)(s)(x)	2.32	(17.23)	(7.43)	10.60	6.08
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.93	0.93	0.89	0.90	0.88
Expenses after expense reductions	0.74	0.76	0.76	0.83	0.87
Net investment income (loss)	2.25	0.53	0.31	0.46	1.01
Portfolio turnover	155	116	132	98	107
Net assets at end of period (000 omitted)	$90,034	$92,464	$122,646	$129,401	$129,565
Service Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$8.44	$10.35	$11.46	$10.50	$10.14
Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.02	$0.01	$0.02	$0.08
Net realized and unrealized gain (loss)	(0.00)(w)	(1.82)	(0.89)	1.06	0.51
Total from investment operations	$0.17	$(1.80)	$(0.88)	$1.08	$0.59
Less distributions declared to shareholders
From net investment income	$—	$(0.11)	$(0.23)	$(0.12)	$(0.23)
Net asset value, end of period (x)	$8.61	$8.44	$10.35	$11.46	$10.50
Total return (%) (k)(r)(s)(x)	2.01	(17.38)	(7.72)	10.35	5.79
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.18	1.18	1.14	1.15	1.13
Expenses after expense reductions	0.99	1.01	1.01	1.08	1.12
Net investment income (loss)	1.99	0.28	0.06	0.20	0.76
Portfolio turnover	155	116	132	98	107
Net assets at end of period (000 omitted)	$493	$532	$777	$841	$806
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
15

MFS Global Governments Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Global Governments Portfolio (the fund) is a non-diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies
16

MFS Global Governments Portfolio
Notes to Financial Statements  - continued
on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$35,726,212	$—	$35,726,212
Non - U.S. Sovereign Debt	—	47,001,452	—	47,001,452
Municipal Bonds	—	233,948	—	233,948
U.S. Corporate Bonds	—	179,850	—	179,850
Residential Mortgage-Backed Securities	—	347,130	—	347,130
Commercial Mortgage-Backed Securities	—	167,927	—	167,927
Foreign Bonds	—	264,706	—	264,706
Mutual Funds	6,218,386	—	—	6,218,386
Total	$6,218,386	$83,921,225	$—	$90,139,611
Other Financial Instruments
Futures Contracts – Assets	$217,929	$—	$—	$217,929
Futures Contracts – Liabilities	(49,045)	—	—	(49,045)
Forward Foreign Currency Exchange Contracts – Assets	—	1,272,573	—	1,272,573
Forward Foreign Currency Exchange Contracts – Liabilities	—	(1,406,681)	—	(1,406,681)
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
17

MFS Global Governments Portfolio
Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2023 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$217,929	$(49,045)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	1,272,573	(1,406,681)
Total		$1,490,502	$(1,455,726)
(a)  Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is reported separately within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(667,093)	$—
Foreign Exchange	—	(222,855)
Total	$(667,093)	$(222,855)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$69,447	$—
Foreign Exchange	—	(333,310)
Total	$69,447	$(333,310)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
The following table presents the fund's derivative assets and liabilities (by type) on a gross basis as of December 31, 2023:
18

MFS Global Governments Portfolio
Notes to Financial Statements  - continued
Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$619	$—
Forward Foreign Currency Exchange Contracts	1,272,573	1,406,681
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$1,273,192	$1,406,681
Less: Derivative Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	376,882	1,054,572
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$896,310	$352,109
(a)  The amount presented here represents the fund's current day net variation margin for futures contracts .  This amount, which is recognized within the Statement of Assets and Liabilities, differs from the fair value of the futures contracts which is presented in the tables that follow the Portfolio of Investments.
The following table presents (by counterparty) the fund's derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at December 31, 2023:
		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Barclays Bank PLC	$151,375	$(19,210)	$—	$—	$132,165
BNP Paribas S.A.	72	(72)	—	—	—
Brown Brothers Harriman	136,204	(27,346)	—	—	108,858
Deutsche Bank AG	8,396	(8,396)	—	—	—
Goldman Sachs International	4,561	(4,558)	—	—	3
JPMorgan Chase Bank N.A.	53,138	(19,821)	—	—	33,317
Merrill Lynch International	98,074	(63,050)	—	—	35,024
Morgan Stanley Capital Services, Inc.	444,490	(95,251)	(301,994)	—	47,245
Total	$896,310	$(237,704)	$(301,994)	$—	$356,612
The following table presents (by counterparty) the fund's derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at December 31, 2023:
19

MFS Global Governments Portfolio
Notes to Financial Statements  - continued
		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Barclays Bank PLC	$(19,210)	$19,210	$—	$—	$—
BNP Paribas S.A.	(12,911)	72	—	—	(12,839)
Brown Brothers Harriman	(27,346)	27,346	—	—	—
Citibank N.A.	(54,114)	—	—	—	(54,114)
Deutsche Bank AG	(55,848)	8,396	—	—	(47,452)
Goldman Sachs International	(4,558)	4,558	—	—	—
JPMorgan Chase Bank N.A.	(19,821)	19,821	—	—	—
Merrill Lynch International	(63,050)	63,050	—	—	—
Morgan Stanley Capital Services, Inc.	(95,251)	95,251	—	—	—
Total	$(352,109)	$237,704	$—	$—	$(114,405)
(b) The amount presented here may be less than the total amount of collateral (received)/pledged as the excess collateral (received)/pledged is not shown for purposes of this presentation.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
20

MFS Global Governments Portfolio
Notes to Financial Statements  - continued
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to net operating losses, amortization of premium and accretion of discount of debt securities, wash sale loss deferrals, and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/23	Year ended 12/31/22
Ordinary income (including any short-term capital gains)	$—	$1,547,064
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/23
Cost of investments	$93,750,426
Gross appreciation	2,538,498
Gross depreciation	(6,114,537)
Net unrealized appreciation (depreciation)	$(3,576,039)
Capital loss carryforwards	(12,766,865)
Other temporary differences	7,758
Total distributable earnings (loss)	$(16,335,146)
As of December 31, 2023, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(5,959,264)
Long-Term	(6,807,601)
Total	$(12,766,865)
21

MFS Global Governments Portfolio
Notes to Financial Statements  - continued
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/23	Year ended 12/31/22
Initial Class	$—	$1,539,050
Service Class	—	8,014
Total	$—	$1,547,064
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $300 million	0.75%
In excess of $300 million and up to $1 billion	0.675%
In excess of $1 billion	0.625%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this management fee reduction amounted to $11,514, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.74% of the fund's average daily net assets.
For the period from January 1, 2023 through July 31, 2023, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses did not exceed 0.76% of average daily net assets for the Initial Class shares and 1.01% of average daily net assets for the Service Class shares. This written agreement terminated on July 31, 2023. For the period from January 1, 2023 through July 31, 2023, this reduction amounted to $86,959 which is included in the reduction of total expenses in the Statement of Operations. Effective August 1, 2023, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 0.69% of average daily net assets for the Initial Class shares and 0.94% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2025. For the period from August 1, 2023 through December 31, 2023, this reduction amounted to $79,679, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2023, the fee was $265, which equated to 0.0003% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2023, these costs amounted to $182.
22

MFS Global Governments Portfolio
Notes to Financial Statements  - continued
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.0259% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4)  Portfolio Securities
For the year ended December 31, 2023, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$31,580,092	$28,730,380
Non-U.S. Government securities	99,340,621	101,934,356
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	288,426	$2,441,491	177,774	$1,574,699
Service Class	8,189	68,510	4,809	40,685
	296,615	$2,510,001	182,583	$1,615,384
Shares issued to shareholders in reinvestment of distributions
Initial Class	—	$—	175,091	$1,539,050
Service Class	—	—	929	8,014
	—	$—	176,020	$1,547,064
Shares reacquired
Initial Class	(802,938)	$(6,857,219)	(1,224,784)	$(11,337,673)
Service Class	(13,944)	(117,534)	(17,709)	(153,375)
	(816,882)	$(6,974,753)	(1,242,493)	$(11,491,048)
Net change
Initial Class	(514,512)	$(4,415,728)	(871,919)	$(8,223,924)
Service Class	(5,755)	(49,024)	(11,971)	(104,676)
	(520,267)	$(4,464,752)	(883,890)	$(8,328,600)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Conservative Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 55%, 25%, and 13%, respectively, of the value of outstanding voting shares of the fund.
23

MFS Global Governments Portfolio
Notes to Financial Statements  - continued
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2023, the fund’s commitment fee and interest expense were $479 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$8,089,199	$67,263,541	$69,135,129	$1,906	$(1,131)	$6,218,386
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$210,167	$—
24

MFS Global Governments Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Global Governments Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Global Governments Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more of the MFS investment companies since 1924.
25

MFS Global Governments Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2024, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
26

MFS Global Governments Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 53)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019.  The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Caroselli, Jones and Otis are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
27

MFS Global Governments Portfolio
Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Annalisa Piazza Robert Spector Erik Weisman
28

MFS Global Governments Portfolio
Board Review of Investment Advisory Agreement
MFS Global Governments Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 4th quintile for the three-year period ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund.  In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance.  In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings.  After reviewing these and related factors, the Trustees concluded, within the context
29

MFS Global Governments Portfolio
Board Review of Investment Advisory Agreement - continued
of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.  The Trustees also noted that MFS has agreed to further reduce the expense limitation for the Fund effective August 1, 2023, which may not be changed without the Trustees’ approval.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any.  In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.  The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $300 million and $1 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
30

MFS Global Governments Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
31

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
32

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
33

Annual Report
December 31, 2023
MFS®  Global Growth Portfolio
MFS® Variable Insurance Trust II
WGO-ANN

MFS® Global Growth Portfolio
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Growth Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
Microsoft Corp.	6.9%
Visa, Inc., “A”	3.5%
Accenture PLC, “A”	3.2%
Alphabet, Inc., “A”	3.1%
Apple, Inc.	2.6%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.5%
Canadian Pacific Kansas City Ltd.	2.4%
Agilent Technologies, Inc.	2.2%
Amphenol Corp., “A”	2.1%
Tencent Holdings Ltd.	2.1%
GICS equity sectors (g)
Information Technology	27.4%
Financials	14.4%
Industrials	12.1%
Health Care	11.8%
Consumer Discretionary	11.1%
Communication Services	9.6%
Consumer Staples	8.2%
Materials	2.1%
Real Estate	1.6%
Utilities	1.4%
Issuer country weightings (x)
United States	69.9%
Canada	5.9%
France	3.8%
China	3.4%
United Kingdom	3.2%
Taiwan	2.5%
South Korea	2.4%
Switzerland	2.3%
India	1.9%
Other Countries	4.7%
Currency exposure weightings (y)
United States Dollar	73.4%
Euro	6.5%
Canadian Dollar	3.5%
British Pound Sterling	3.2%
Taiwan Dollar	2.5%
South Korean Won	2.4%
Swiss Franc	2.3%
Hong Kong Dollar	2.1%
Indian Rupee	1.9%
Other Currencies	2.2%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2023.
The portfolio is actively managed and current holdings may be different.
1

MFS Global Growth Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2023, Initial Class shares of the MFS Global Growth Portfolio (fund) provided a total return of 20.99%, while Service Class shares of the fund provided a total return of 20.69%. These compare with a return of 33.22% over the same period for the fund’s benchmark, the MSCI All Country World Growth Index (net div).
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Early on, policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools (financial policies aimed at safeguarding the stability of the financial system) to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk. Rapid advancements in artificial intelligence were a focus for investors.
Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Relative to the MSCI All Country World Growth Index, the combination of security selection and an underweight position in the information technology sector detracted from the fund’s performance. Here, the timing of the fund’s ownership in shares of computer graphics processor maker NVIDIA and its underweight position in computer and personal electronics maker Apple detracted from relative returns. The stock price of NVIDIA climbed as the company reported earnings per share results well above expectations, primarily owing to stronger-than-expected revenue growth within its data center, generative AI, and networking segments. Revenue and earnings per share guidance were significantly above expectations, driven by continued robust demand related to generative AI.
Stock selection within the communication services sector also held back relative results. Within this sector, not owning shares of social networking service provider Meta and the fund’s overweight position in internet-based, multiple services company Tencent (China) weakened relative performance.
Security selection within the consumer discretionary sector also hindered the fund’s relative performance, particularly not holding shares of strong-performing internet retailer Amazon.com and electric vehicle manufacturer Tesla.
Elsewhere, the fund’s overweight positions in beauty products maker Estée Lauder Companies and transcontinental railway operator Canadian Pacific Kansas City (Canada), along with its holdings of spices, seasoning, and flavoring products manufacturer McCormick(b), detracted from relative returns. The stock price of Estée Lauder Companies declined as the firm lowered its sales outlook due to a slower-than-expected demand recovery from Chinese consumers. Excess inventory in the company’s Asia travel retail segment pressured the bottom line during the year, undercutting gains in its North American markets. Lastly, the timing of the fund’s ownership in shares of financial services provider Charles Schwab further weighed on relative performance.
Contributors to Performance
The combination of stock selection and an underweight position in the materials sector, combined with the fund’s avoidance of the energy sector, contributed to relative performance. There were no individual stocks within either sector, either in the fund or in the benchmark, that were among the fund's largest relative contributors for the reporting period.
Stocks in other sectors that positively impacted relative returns included the fund's overweight positions in software company Adobe Systems, technology company Alphabet, and technology research and advisory company Gartner. The stock price for Alphabet rose as the company reported better-than-expected revenue and robust margins. Financial results across the board were positive with strong revenue contributions from video website YouTube and cloud services. The company also benefited from a reduced employee headcount that helped lower its operating expenses. The fund’s holdings of diversified industrial manufacturer Eaton(b), clinical
2

MFS Global Growth Portfolio
Management Review - continued
research provider ICON(b) (Ireland), general merchandise discount retailer B&M European Value Retail(b) (United Kingdom), and online and mobile commerce company Alibaba Group Holding(b)(h) (China) were also among the fund’s top relative contributors. Avoiding shares of poor-performing building materials and home improvements retailer Home Depot and insurance company AIA Group aided relative performance. The timing of the fund’s ownership in shares of e-commerce platform manager Meituan(h) (China) further benefited relative returns. The share price of Meituan fell due to the impact on food delivery volume growth from a weak macro environment and increased investment in its in-store business due to competition.
Respectfully,
Portfolio Manager(s)
Jeffrey Constantino and Joseph Skorski
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
3

MFS Global Growth Portfolio
Performance Summary Through 12/31/23
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/23
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	11/16/1993	20.99%	13.76%	10.07%
Service Class	8/24/2001	20.69%	13.48%	9.79%
Comparative benchmark(s)
MSCI All Country World Growth Index (net div) (f)	33.22%	14.58%	10.06%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
MSCI All Country World Growth Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
4

MFS Global Growth Portfolio
Performance Summary – continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
5

MFS Global Growth Portfolio
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2023 through December 31, 2023
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/23	Ending Account Value 12/31/23	Expenses Paid During Period (p) 7/01/23-12/31/23
Initial Class	Actual	0.90%	$1,000.00	$1,048.88	$4.65
	Hypothetical (h)	0.90%	$1,000.00	$1,020.67	$4.58
Service Class	Actual	1.15%	$1,000.00	$1,047.73	$5.94
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Notes to Expense Table
Changes to the fund's fee arrangements occured during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 0.88%, $4.54, and $4.48 for Initial Class and 1.13%, $5.83, and $5.75 for Service Class, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.
6

MFS Global Growth Portfolio
Portfolio of Investments − 12/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.7%
Alcoholic Beverages – 2.2%
Diageo PLC	13,999	$ 509,620
Kweichow Moutai Co. Ltd., “A”	2,600	632,751
		$1,142,371
Apparel Manufacturers – 4.5%
Adidas AG	1,709	$ 347,446
Burberry Group PLC	15,965	288,153
LVMH Moet Hennessy Louis Vuitton SE	1,075	870,597
NIKE, Inc., “B”	7,161	777,470
		$2,283,666
Automotive – 1.1%
Aptiv PLC (a)	6,321	$ 567,120
Broadcasting – 1.1%
Walt Disney Co.	6,071	$ 548,151
Brokerage & Asset Managers – 1.7%
Brookfield Asset Management Ltd.	10,107	$ 405,943
Charles Schwab Corp.	6,797	467,633
		$873,576
Business Services – 8.3%
Accenture PLC, “A”	4,648	$ 1,631,030
CGI, Inc. (a)	7,675	822,208
Equifax, Inc.	1,436	355,108
Experian PLC	6,447	263,130
Fiserv, Inc. (a)	5,487	728,893
Thompson Reuters Corp.	1,601	234,075
Verisk Analytics, Inc., “A”	835	199,448
		$4,233,892
Computer Software – 7.9%
Adobe Systems, Inc. (a)	872	$ 520,235
Microsoft Corp.	9,419	3,541,921
		$4,062,156
Computer Software - Systems – 3.8%
Apple, Inc.	6,779	$ 1,305,161
Cap Gemini S.A.	1,622	337,977
Samsung Electronics Co. Ltd.	5,315	323,258
		$1,966,396
Construction – 2.3%
Otis Worldwide Corp.	6,138	$ 549,167
Sherwin-Williams Co.	1,971	614,755
		$1,163,922
Consumer Products – 3.3%
Church & Dwight Co., Inc.	10,073	$ 952,503
Estée Lauder Cos., Inc., “A”	4,880	713,700
		$1,666,203
7

MFS Global Growth Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electrical Equipment – 5.7%
Amphenol Corp., “A”	11,018	$ 1,092,214
Hubbell, Inc.	1,744	573,654
Schneider Electric SE	3,705	743,505
TE Connectivity Ltd.	3,680	517,040
		$2,926,413
Electronics – 6.3%
Analog Devices, Inc.	5,127	$ 1,018,017
NVIDIA Corp.	1,305	646,262
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	12,169	1,265,576
Texas Instruments, Inc.	1,627	277,339
		$3,207,194
Food & Beverages – 2.7%
McCormick & Co., Inc.	11,627	$ 795,519
Nestle S.A.	4,487	520,216
PepsiCo, Inc.	503	85,430
		$1,401,165
General Merchandise – 1.8%
B&M European Value Retail S.A.	82,408	$ 588,442
Dollarama, Inc.	4,792	345,336
		$933,778
Insurance – 2.3%
Aon PLC	2,543	$ 740,064
Marsh & McLennan Cos., Inc.	2,298	435,402
		$1,175,466
Internet – 8.3%
Alphabet, Inc., “A” (a)	11,235	$ 1,569,417
Gartner, Inc. (a)	1,616	728,994
NAVER Corp.	5,107	883,873
Tencent Holdings Ltd.	28,900	1,086,641
		$4,268,925
Leisure & Toys – 0.6%
Electronic Arts, Inc.	2,221	$ 303,855
Machinery & Tools – 3.0%
Daikin Industries Ltd.	3,000	$ 489,042
Eaton Corp. PLC	3,273	788,204
Veralto Corp.	3,407	280,260
		$1,557,506
Medical & Health Technology & Services – 1.8%
ICON PLC (a)	3,216	$ 910,353
Medical Equipment – 10.0%
Abbott Laboratories	2,260	$ 248,758
Agilent Technologies, Inc.	8,067	1,121,555
Becton, Dickinson and Co.	1,814	442,308
Boston Scientific Corp. (a)	14,550	841,136
Danaher Corp.	2,449	566,552
STERIS PLC	4,606	1,012,629
8

MFS Global Growth Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical Equipment – continued
Stryker Corp.	1,053	$ 315,331
Thermo Fisher Scientific, Inc.	1,037	550,429
		$5,098,698
Other Banks & Diversified Financials – 8.9%
Credicorp Ltd.	3,741	$ 560,888
HDFC Bank Ltd.	46,050	945,889
Julius Baer Group Ltd.	4,059	227,551
Mastercard, Inc., “A”	918	391,536
Moody's Corp.	1,730	675,669
Visa, Inc., “A”	6,804	1,771,421
		$4,572,954
Printing & Publishing – 1.0%
Wolters Kluwer N.V.	3,524	$ 500,684
Railroad & Shipping – 2.4%
Canadian Pacific Kansas City Ltd.	15,616	$ 1,234,601
Restaurants – 1.0%
Starbucks Corp.	5,255	$ 504,533
Specialty Chemicals – 0.9%
Sika AG	1,386	$ 451,041
Specialty Stores – 2.7%
Ross Stores, Inc.	5,700	$ 788,823
TJX Cos., Inc.	6,268	588,001
		$1,376,824
Telecommunications - Wireless – 2.7%
American Tower Corp., REIT	3,824	$ 825,525
Cellnex Telecom S.A.	13,441	529,130
		$1,354,655
Utilities - Electric Power – 1.4%
Xcel Energy, Inc.	11,773	$ 728,866
Total Common Stocks (Identified Cost, $29,427,242)		$51,014,964
Investment Companies (h) – 0.4%
Money Market Funds – 0.4%
MFS Institutional Money Market Portfolio, 5.42% (v) (Identified Cost, $197,373)	197,376	$ 197,415
Other Assets, Less Liabilities – (0.1)%		(43,146)
Net Assets – 100.0%		$51,169,233
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $197,415 and $51,014,964, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
9

MFS Global Growth Portfolio
Portfolio of Investments – continued
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements
10

MFS Global Growth Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/23 Assets
Investments in unaffiliated issuers, at value (identified cost, $29,427,242)	$51,014,964
Investments in affiliated issuers, at value (identified cost, $197,373)	197,415
Cash	2,792
Foreign currency, at value (identified cost, $8)	8
Receivables for
Fund shares sold	84
Dividends	96,545
Receivable from investment adviser	4,262
Other assets	487
Total assets	$51,316,557
Liabilities
Payables for
Fund shares reacquired	$58,117
Payable to affiliates
Administrative services fee	193
Shareholder servicing costs	2
Distribution and/or service fees	232
Payable for independent Trustees' compensation	92
Deferred foreign capital gains tax expense payable	35,075
Payable for audit and tax fees	39,601
Accrued expenses and other liabilities	14,012
Total liabilities	$147,324
Net assets	$51,169,233
Net assets consist of
Paid-in capital	$25,810,187
Total distributable earnings (loss)	25,359,046
Net assets	$51,169,233
Shares of beneficial interest outstanding	1,895,169
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$42,714,464	1,579,896	$27.04
Service Class	8,454,769	315,273	26.82
See Notes to Financial Statements
11

MFS Global Growth Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/23
Net investment income (loss)
Income
Dividends	$665,221
Dividends from affiliated issuers	17,678
Other	345
Income on securities loaned	9
Foreign taxes withheld	(33,381)
Total investment income	$649,872
Expenses
Management fee	$442,781
Distribution and/or service fees	18,122
Shareholder servicing costs	742
Administrative services fee	17,536
Independent Trustees' compensation	2,971
Custodian fee	19,839
Shareholder communications	204
Audit and tax fees	76,463
Legal fees	306
Miscellaneous	22,169
Total expenses	$601,133
Reduction of expenses by investment adviser	(115,158)
Net expenses	$485,975
Net investment income (loss)	$163,897
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (includes $2,989 foreign capital gains tax)	$3,819,622
Affiliated issuers	(134)
Foreign currency	(2,435)
Net realized gain (loss)	$3,817,053
Change in unrealized appreciation or depreciation
Unaffiliated issuers (includes $1,095 increase in deferred foreign capital gains tax)	$5,338,903
Affiliated issuers	(68)
Translation of assets and liabilities in foreign currencies	3,385
Net unrealized gain (loss)	$5,342,220
Net realized and unrealized gain (loss)	$9,159,273
Change in net assets from operations	$9,323,170
See Notes to Financial Statements
12

MFS Global Growth Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/23	12/31/22
Change in net assets
From operations
Net investment income (loss)	$163,897	$64,941
Net realized gain (loss)	3,817,053	2,324,677
Net unrealized gain (loss)	5,342,220	(14,199,645)
Change in net assets from operations	$9,323,170	$(11,810,027)
Total distributions to shareholders	$(2,432,005)	$(5,877,121)
Change in net assets from fund share transactions	$(2,566,201)	$1,921,038
Total change in net assets	$4,324,964	$(15,766,110)
Net assets
At beginning of period	46,844,269	62,610,379
At end of period	$51,169,233	$46,844,269
See Notes to Financial Statements
13

MFS Global Growth Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$23.52	$32.85	$31.23	$28.60	$23.72
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.04	$0.06	$0.03	$0.14
Net realized and unrealized gain (loss)	4.74	(6.13)	5.57	5.57	8.00
Total from investment operations	$4.84	$(6.09)	$5.63	$5.60	$8.14
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.05)	$(0.03)	$(0.14)	$(0.16)
From net realized gain	(1.28)	(3.19)	(3.98)	(2.83)	(3.10)
Total distributions declared to shareholders	$(1.32)	$(3.24)	$(4.01)	$(2.97)	$(3.26)
Net asset value, end of period (x)	$27.04	$23.52	$32.85	$31.23	$28.60
Total return (%) (k)(r)(s)(x)	20.99	(19.11)	18.52	20.76	36.01
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.18	1.18	1.15	1.21	1.21
Expenses after expense reductions	0.95	1.00	1.00	1.00	1.00
Net investment income (loss)	0.37	0.16	0.17	0.10	0.53
Portfolio turnover	24	18	19	34	22
Net assets at end of period (000 omitted)	$42,714	$40,380	$55,501	$53,591	$50,911
Service Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$23.36	$32.67	$31.13	$28.52	$23.65
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$(0.02)	$(0.03)	$(0.04)	$0.07
Net realized and unrealized gain (loss)	4.71	(6.10)	5.55	5.56	7.98
Total from investment operations	$4.74	$(6.12)	$5.52	$5.52	$8.05
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$(0.08)	$(0.08)
From net realized gain	(1.28)	(3.19)	(3.98)	(2.83)	(3.10)
Total distributions declared to shareholders	$(1.28)	$(3.19)	$(3.98)	$(2.91)	$(3.18)
Net asset value, end of period (x)	$26.82	$23.36	$32.67	$31.13	$28.52
Total return (%) (k)(r)(s)(x)	20.69	(19.32)	18.21	20.49	35.66
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.43	1.43	1.39	1.46	1.46
Expenses after expense reductions	1.20	1.25	1.25	1.25	1.25
Net investment income (loss)	0.11	(0.09)	(0.10)	(0.16)	0.26
Portfolio turnover	24	18	19	34	22
Net assets at end of period (000 omitted)	$8,455	$6,464	$7,110	$2,950	$2,109

See Notes to Financial Statements
14

MFS Global Growth Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
15

MFS Global Growth Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Global Growth Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading
16

MFS Global Growth Portfolio
Notes to Financial Statements  - continued
does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$35,607,391	$—	$—	$35,607,391
Canada	3,042,163	—	—	3,042,163
France	1,952,079	—	—	1,952,079
China	1,719,392	—	—	1,719,392
United Kingdom	1,649,345	—	—	1,649,345
Taiwan	1,265,576	—	—	1,265,576
South Korea	—	1,207,131	—	1,207,131
Switzerland	1,198,808	—	—	1,198,808
India	945,889	—	—	945,889
Other Countries	2,427,190	—	—	2,427,190
Mutual Funds	197,415	—	—	197,415
Total	$50,005,248	$1,207,131	$—	$51,212,379
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund.  Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days.  The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned.  On loans collateralized by cash, the cash collateral is invested in a money market fund.  The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day.  The lending agent provides the fund with indemnification against Borrower default.  In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities.  In return, the lending agent assumes the fund's rights to the related collateral.  If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral
17

MFS Global Growth Portfolio
Notes to Financial Statements  - continued
is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent.  On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent.  Income from securities lending is separately reported in the Statement of Operations.  The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.  At December 31, 2023, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/23	Year ended 12/31/22
Ordinary income (including any short-term capital gains)	$59,503	$703,075
Long-term capital gains	2,372,502	5,174,046
Total distributions	$2,432,005	$5,877,121
The federal tax cost and the tax basis components of distributable earnings were as follows:
18

MFS Global Growth Portfolio
Notes to Financial Statements  - continued
As of 12/31/23
Cost of investments	$29,829,666
Gross appreciation	22,313,613
Gross depreciation	(930,900)
Net unrealized appreciation (depreciation)	$21,382,713
Undistributed ordinary income	386,857
Undistributed long-term capital gain	3,586,627
Other temporary differences	2,849
Total distributable earnings (loss)	$25,359,046
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/23	Year ended 12/31/22
Initial Class	$2,085,719	$5,124,683
Service Class	346,286	752,438
Total	$2,432,005	$5,877,121
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.75%
In excess of $2 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this management fee reduction amounted to $6,289, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.89% of the fund's average daily net assets.
For the period from January 1, 2023 through July 31, 2023, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses did not exceed 1.00% of average daily net assets for the Initial Class shares and 1.25% of average daily net assets for the Service Class shares. This written agreement terminated on July 31, 2023. For the period from January 1, 2023 through July 31, 2023, this reduction amounted to $52,399, which is included in the reduction of total expenses in the Statement of Operations. Effective August 1, 2023, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 0.88% of average daily net assets for the Initial Class shares and 1.13% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2025. For the period from August 1, 2023 through December 31, 2023, this reduction amounted to $56,470, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
19

MFS Global Growth Portfolio
Notes to Financial Statements  - continued
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2023, the fee was $540, which equated to 0.0011% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2023, these costs amounted to $202.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.0356% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4)  Portfolio Securities
For the year ended December 31, 2023, purchases and sales of investments, other than short-term obligations, aggregated $11,712,952 and $16,387,182, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	26,676	$691,736	31,265	$836,344
Service Class	65,024	1,661,806	47,729	1,278,209
	91,700	$2,353,542	78,994	$2,114,553
Shares issued to shareholders in reinvestment of distributions
Initial Class	83,163	$2,085,719	204,987	$5,124,683
Service Class	13,907	346,286	30,267	752,438
	97,070	$2,432,005	235,254	$5,877,121
Shares reacquired
Initial Class	(246,948)	$(6,323,585)	(209,020)	$(5,543,223)
Service Class	(40,383)	(1,028,163)	(18,910)	(527,413)
	(287,331)	$(7,351,748)	(227,930)	$(6,070,636)
20

MFS Global Growth Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Net change
Initial Class	(137,109)	$(3,546,130)	27,232	$417,804
Service Class	38,548	979,929	59,086	1,503,234
	(98,561)	$(2,566,201)	86,318	$1,921,038
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2023, the fund’s commitment fee and interest expense were $242 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$374,408	$7,905,791	$8,082,582	$(134)	$(68)	$197,415
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$17,678	$—
21

MFS Global Growth Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Global Growth Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Global Growth Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more of the MFS investment companies since 1924.
22

MFS Global Growth Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2024, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
23

MFS Global Growth Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 53)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019.  The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Caroselli, Jones and Otis are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
24

MFS Global Growth Portfolio
Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jeffrey Constantino Joseph Skorski
25

MFS Global Growth Portfolio
Board Review of Investment Advisory Agreement
MFS Global Growth Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
26

MFS Global Growth Portfolio
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median. The Trustees also noted that MFS has agreed to further reduce the expense limitation for the Fund effective August 1, 2023, which may not be changed without the Trustees’ approval.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any.  In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.  The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
27

MFS Global Growth Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $2,610,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 100.00% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
28

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
30

Annual Report
December 31, 2023
MFS®  Global Research Portfolio
MFS® Variable Insurance Trust II
RES-ANN

MFS® Global Research Portfolio
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Research Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
Microsoft Corp.	5.8%
Alphabet, Inc., “A”	3.7%
Amazon.com, Inc.	2.6%
Visa, Inc., “A”	2.1%
Salesforce, Inc.	1.7%
Apple, Inc.	1.6%
Meta Platforms, Inc., “A”	1.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	1.4%
Roche Holding AG	1.4%
London Stock Exchange Group PLC	1.4%
Global equity sectors (k)
Technology	29.0%
Capital Goods	17.1%
Financial Services	16.4%
Health Care	11.4%
Consumer Cyclicals	10.7%
Energy	7.2%
Consumer Staples	5.0%
Telecommunications/Cable Television	2.3%
Issuer country weightings (x)
United States	65.9%
France	6.3%
Switzerland	4.4%
United Kingdom	4.4%
Japan	3.8%
Hong Kong	1.9%
Netherlands	1.8%
Canada	1.7%
Spain	1.5%
Other Countries	8.3%
Currency exposure weightings (y)
United States Dollar	67.4%
Euro	11.5%
Swiss Franc	4.4%
British Pound Sterling	4.4%
Japanese Yen	3.8%
Hong Kong Dollar	2.5%
Taiwan Dollar	1.4%
Australian Dollar	1.4%
Canadian Dollar	1.1%
Other Currencies	2.1%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of December 31, 2023.
The portfolio is actively managed and current holdings may be different.
1

MFS Global Research Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2023, Initial Class shares of the MFS Global Research Portfolio (fund) provided a total return of 19.28%, while Service Class shares of the fund provided a total return of 18.97%. These compare with a return of 22.20% over the same period for the fund’s benchmark, the MSCI All Country World Index (net div).
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Early on, policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools (financial policies aimed at safeguarding the stability of the financial system) to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk. Rapid advancements in artificial intelligence were a focus for investors.
Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Relative to the MSCI All Country World Index, stock selection within both the financial services and capital goods sectors detracted from the fund’s performance. Within the financial services sector, the fund’s overweight positions in insurance company AIA Group (Hong Kong), financial services provider Charles Schwab, and international banking and financial services provider NatWest Group (United Kingdom) held back relative results. Although AIA Group posted solid financial results, the share price declined following the suspension of its share buyback program. Within the capital goods sector, not owning shares of electric vehicle manufacturer Tesla hindered relative returns. Despite operating margin pressures due to aggressive vehicle price cuts, the price of Tesla shares rose as the company delivered a record number of vehicles. Announcements by competitors to utilize Tesla’s charging network also helped the stock price.
Elsewhere, underweight positions in computer graphics processor maker NVIDIA, social networking service provider Meta Platforms, and computer and personal electronics maker Apple weakened relative performance. The stock price of NVIDIA climbed as the company reported earnings per share results well above expectations, primarily driven by stronger-than-expected revenue growth within its data center, generative AI, and networking segments. Revenue and earnings per share guidance were significantly above expectations, led by continued robust demand related to generative AI. The fund’s overweight holdings of global health services provider Cigna Group and pharmaceutical and diagnostic company Roche Holding (Switzerland) also hurt relative returns. Additionally, not owning shares of broadband communications and networking services company Broadcom further weighed on the fund’s relative performance.
Contributors to Performance
Stock selection within the health care sector contributed to relative performance, however, there were no individual stocks within this sector, either in the fund or the benchmark, that were among the fund’s top relative contributors during the period.
Favorable stock selection within the energy sector also strengthened relative returns. Here, the fund’s overweight position in oil and gas exploration and production company Petroleo Brasileiro (Brazil), and avoiding shares of weak-performing integrated oil and gas company ExxonMobil, helped relative performance. Despite strong operational performance and an increased dividend returned to shareholders, the share price of ExxonMobil fell as the company reported lower-than-expected earnings-per-share amid declining oil prices and guidance of tighter refining margins.
2

MFS Global Research Portfolio
Management Review - continued
Individual stocks in other sectors that contributed to the fund's relative returns included overweight positions in customer information software manager Salesforce, software giant Microsoft, technology company Alphabet, enterprise software solutions Constellation Software (Canada), integrated circuits and electronic devices developer Cadence Design Systems, internet retailer Amazon.com, electronics company Hitachi (Japan), and network security solutions services provider Palo Alto Networks. The share price of Salesforce rose as the company reported better-than-expected revenue from subscriptions and strong growth in its data automation product, MuleSoft.
During the reporting period, the fund's relative currency exposure, resulting primarily from differences between the fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, contributed to relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.
Respectfully,
Portfolio Managers
Akira Fuse and James Keating
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
3

MFS Global Research Portfolio
Performance Summary Through 12/31/23
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/23
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	11/07/1994	19.28%	12.34%	8.17%
Service Class	8/24/2001	18.97%	12.05%	7.89%
Comparative benchmark(s)
MSCI All Country World Index (net div) (f)	22.20%	11.72%	7.93%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
MSCI All Country World Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
4

MFS Global Research Portfolio
Performance Summary – continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
5

MFS Global Research Portfolio
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2023 through December 31, 2023
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/23	Ending Account Value 12/31/23	Expenses Paid During Period (p) 7/01/23-12/31/23
Initial Class	Actual	0.85%	$1,000.00	$1,061.54	$4.42
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33
Service Class	Actual	1.10%	$1,000.00	$1,060.12	$5.71
	Hypothetical (h)	1.10%	$1,000.00	$1,019.66	$5.60
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
6

MFS Global Research Portfolio
Portfolio of Investments − 12/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.1%
Aerospace & Defense – 3.2%
Boeing Co. (a)	2,426	$ 632,361
General Dynamics Corp.	1,920	498,566
Honeywell International, Inc.	3,985	835,694
Howmet Aerospace, Inc.	8,639	467,543
		$2,434,164
Alcoholic Beverages – 1.5%
China Resources Beer Holdings Co. Ltd.	42,000	$ 183,954
Constellation Brands, Inc., “A”	1,268	306,539
Diageo PLC	12,737	463,678
Kweichow Moutai Co. Ltd., “A”	900	219,029
		$1,173,200
Apparel Manufacturers – 2.6%
Compagnie Financiere Richemont S.A.	4,264	$ 586,835
LVMH Moet Hennessy Louis Vuitton SE	1,113	901,372
NIKE, Inc., “B”	4,215	457,623
		$1,945,830
Broadcasting – 0.6%
Walt Disney Co.	5,179	$ 467,612
Brokerage & Asset Managers – 4.2%
Charles Schwab Corp.	9,674	$ 665,571
CME Group, Inc.	3,043	640,856
Euronext N.V.	9,134	793,066
London Stock Exchange Group PLC	9,054	1,070,283
		$3,169,776
Business Services – 1.7%
Accenture PLC, “A”	2,630	$ 922,893
Tyler Technologies, Inc. (a)	829	346,622
		$1,269,515
Cable TV – 0.3%
Cable One, Inc.	459	$ 255,475
Computer Software – 9.0%
Cadence Design Systems, Inc. (a)	3,071	$ 836,448
Microsoft Corp. (s)	11,678	4,391,395
Palo Alto Networks, Inc. (a)	1,251	368,895
Salesforce, Inc. (a)	4,796	1,262,020
		$6,858,758
Computer Software - Systems – 6.5%
Apple, Inc. (s)	6,192	$ 1,192,146
Cap Gemini S.A.	3,623	754,927
Constellation Software, Inc.	330	818,187
Hitachi Ltd.	14,200	1,024,213
HubSpot, Inc. (a)	645	374,448
ServiceNow, Inc. (a)	1,165	823,061
		$4,986,982
7

MFS Global Research Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Construction – 1.9%
Sherwin-Williams Co.	1,793	$ 559,236
Techtronic Industries Co. Ltd.	25,500	303,871
Vulcan Materials Co.	2,508	569,341
		$1,432,448
Consumer Products – 1.0%
Colgate-Palmolive Co.	5,000	$ 398,550
Kao Corp.	4,500	185,107
Kenvue, Inc.	9,612	206,946
		$790,603
Electrical Equipment – 2.2%
Johnson Controls International PLC	6,787	$ 391,203
Schneider Electric SE	4,466	896,219
TE Connectivity Ltd.	2,559	359,539
		$1,646,961
Electronics – 5.4%
Applied Materials, Inc.	2,711	$ 439,372
ASML Holding N.V.	881	663,008
Marvell Technology, Inc.	9,324	562,330
NVIDIA Corp.	1,447	716,583
NXP Semiconductors N.V.	2,616	600,843
Taiwan Semiconductor Manufacturing Co. Ltd.	57,000	1,101,351
		$4,083,487
Energy - Independent – 1.8%
ConocoPhillips	6,215	$ 721,375
Valero Energy Corp.	3,001	390,130
Woodside Energy Group Ltd.	11,794	249,630
		$1,361,135
Energy - Integrated – 2.3%
Galp Energia SGPS S.A., “B”	36,927	$ 543,813
Petroleo Brasileiro S.A., ADR	35,186	537,642
TotalEnergies SE	10,055	683,773
		$1,765,228
Food & Beverages – 2.1%
Mondelez International, Inc.	6,311	$ 457,105
Nestle S.A.	5,569	645,661
PepsiCo, Inc.	2,770	470,457
		$1,573,223
Food & Drug Stores – 0.3%
Seven & I Holdings Co. Ltd.	6,500	$ 257,925
Gaming & Lodging – 1.0%
Aristocrat Leisure Ltd.	10,483	$ 291,604
Sands China Ltd. (a)	49,200	143,974
Whitbread PLC	7,043	328,212
		$763,790
Health Maintenance Organizations – 1.0%
Cigna Group	2,573	$ 770,485
8

MFS Global Research Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Insurance – 2.8%
AIA Group Ltd.	69,600	$ 606,555
Aon PLC	2,561	745,302
Chubb Ltd.	3,556	803,656
		$2,155,513
Internet – 6.4%
Alphabet, Inc., “A” (a)(s)	20,180	$ 2,818,944
Gartner, Inc. (a)	2,111	952,293
Meta Platforms, Inc., “A” (a)	3,115	1,102,586
		$4,873,823
Leisure & Toys – 0.4%
Electronic Arts, Inc.	2,257	$ 308,780
Machinery & Tools – 4.1%
Eaton Corp. PLC	2,351	$ 566,168
GEA Group AG	6,670	277,525
Ingersoll Rand, Inc.	7,259	561,411
Regal Rexnord Corp.	3,253	481,509
SMC Corp.	1,100	591,035
Wabtec Corp.	5,289	671,174
		$3,148,822
Major Banks – 3.7%
BNP Paribas	10,689	$ 738,569
Goldman Sachs Group, Inc.	1,705	657,738
Mitsubishi UFJ Financial Group, Inc.	41,000	352,280
NatWest Group PLC	255,864	715,545
PNC Financial Services Group, Inc.	2,453	379,847
		$2,843,979
Medical & Health Technology & Services – 0.7%
ICON PLC (a)	1,789	$ 506,412
Medical Equipment – 4.3%
Agilent Technologies, Inc.	5,555	$ 772,312
Becton, Dickinson and Co.	2,073	505,459
Boston Scientific Corp. (a)(s)	11,423	660,364
Medtronic PLC	7,614	627,241
QIAGEN N.V. (a)	6,935	301,187
STERIS PLC	1,735	381,440
		$3,248,003
Metals & Mining – 0.6%
Glencore PLC	73,125	$ 440,039
Natural Gas - Distribution – 0.4%
China Resources Gas Group Ltd.	93,700	$ 307,193
Oil Services – 0.4%
Schlumberger Ltd.	5,858	$ 304,850
9

MFS Global Research Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Other Banks & Diversified Financials – 5.2%
HDFC Bank Ltd.	23,418	$ 481,017
Julius Baer Group Ltd.	12,030	674,412
Macquarie Group Ltd.	4,430	554,347
Moody's Corp.	1,609	628,411
Visa, Inc., “A”	6,120	1,593,342
		$3,931,529
Pharmaceuticals – 5.4%
AbbVie, Inc.	4,322	$ 669,780
Johnson & Johnson	4,670	731,976
Pfizer, Inc.	16,553	476,561
Roche Holding AG	3,786	1,100,621
Santen Pharmaceutical Co. Ltd.	18,500	184,344
Vertex Pharmaceuticals, Inc. (a)	1,290	524,888
Zoetis, Inc.	2,354	464,609
		$4,152,779
Printing & Publishing – 0.6%
Wolters Kluwer N.V.	3,277	$ 465,591
Railroad & Shipping – 0.6%
Canadian Pacific Kansas City Ltd.	5,813	$ 459,576
Real Estate – 0.5%
LEG Immobilien SE (a)	4,791	$ 419,525
Restaurants – 1.0%
Starbucks Corp.	4,099	$ 393,545
Yum China Holdings, Inc.	8,197	347,799
		$741,344
Specialty Chemicals – 4.0%
Air Products & Chemicals, Inc.	1,836	$ 502,697
Akzo Nobel N.V.	3,022	249,610
Corteva, Inc.	4,082	195,609
Croda International PLC	4,763	306,594
DuPont de Nemours, Inc.	6,914	531,894
Linde PLC	2,233	917,115
Sika AG	1,133	368,708
		$3,072,227
Specialty Stores – 4.2%
Amazon.com, Inc. (a)(s)	13,283	$ 2,018,219
Home Depot, Inc.	2,083	721,864
Target Corp.	3,099	441,359
		$3,181,442
Telecommunications - Wireless – 1.7%
Advanced Info Service Public Co. Ltd.	54,600	$ 347,124
Cellnex Telecom S.A.	10,963	431,579
KDDI Corp.	8,800	279,977
SBA Communications Corp., REIT	804	203,967
		$1,262,647
10

MFS Global Research Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Telephone Services – 0.3%
Hellenic Telecommunications Organization S.A.	15,912	$ 226,602
Tobacco – 0.4%
Philip Morris International, Inc.	3,198	$ 300,868
Trucking – 0.5%
J.B. Hunt Transport Services, Inc.	2,004	$ 400,279
Utilities - Electric Power – 2.3%
CLP Holdings Ltd.	46,500	$ 383,803
Iberdrola S.A.	55,165	722,876
PG&E Corp.	36,713	661,935
		$1,768,614
Total Common Stocks (Identified Cost, $49,590,575)		$75,527,034
	Strike Price	First Exercise
Warrants – 0.0%
Computer Software - Systems – 0.0%
Constellation Software, Inc. (CAD 100 principal amount of Series 2 Debentures for 1 warrant, Expiration 3/31/40) (a) (Identified Cost, $0)	CAD 11.5	N/A	352	$ 0

Investment Companies (h) – 0.1%
Money Market Funds – 0.1%
MFS Institutional Money Market Portfolio, 5.42% (v) (Identified Cost, $84,780)	84,772	$ 84,789
Other Assets, Less Liabilities – 0.8%		607,396
Net Assets – 100.0%		$76,219,219
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $84,789 and $75,527,034, respectively.
(s)	Security or a portion of the security was pledged to cover collateral requirements for certain derivative transactions.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CAD	Canadian Dollar
At December 31, 2023, the fund had liquid securities with an aggregate value of $624,403 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements
11

MFS Global Research Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/23 Assets
Investments in unaffiliated issuers, at value (identified cost, $49,590,575)	$75,527,034
Investments in affiliated issuers, at value (identified cost, $84,780)	84,789
Foreign currency, at value (identified cost, $3)	3
Receivables for
Investments sold	608,018
Dividends	177,440
Other assets	41,782
Total assets	$76,439,066
Liabilities
Payables for
Fund shares reacquired	$124,456
Payable to affiliates
Investment adviser	17,445
Administrative services fee	227
Shareholder servicing costs	2
Distribution and/or service fees	165
Payable for independent Trustees' compensation	96
Deferred foreign capital gains tax expense payable	23,815
Payable for audit and tax fees	32,360
Accrued expenses and other liabilities	21,281
Total liabilities	$219,847
Net assets	$76,219,219
Net assets consist of
Paid-in capital	$45,759,895
Total distributable earnings (loss)	30,459,324
Net assets	$76,219,219
Shares of beneficial interest outstanding	2,398,982
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$70,207,053	2,208,787	$31.79
Service Class	6,012,166	190,195	31.61
See Notes to Financial Statements
12

MFS Global Research Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/23
Net investment income (loss)
Income
Dividends	$1,484,160
Dividends from affiliated issuers	24,355
Income on securities loaned	1,876
Interest	262
Other	118
Foreign taxes withheld	(70,921)
Total investment income	$1,439,850
Expenses
Management fee	$564,952
Distribution and/or service fees	15,316
Shareholder servicing costs	629
Administrative services fee	21,152
Independent Trustees' compensation	3,361
Custodian fee	19,376
Audit and tax fees	69,282
Legal fees	426
Miscellaneous	10,747
Total expenses	$705,241
Reduction of expenses by investment adviser	(48,876)
Net expenses	$656,365
Net investment income (loss)	$783,485
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (includes $3,783 foreign capital gains tax)	$3,882,343
Affiliated issuers	39
Foreign currency	2,647
Net realized gain (loss)	$3,885,029
Change in unrealized appreciation or depreciation
Unaffiliated issuers (includes $4,460 increase in deferred foreign capital gains tax)	$8,555,945
Affiliated issuers	(63)
Translation of assets and liabilities in foreign currencies	6,453
Net unrealized gain (loss)	$8,562,335
Net realized and unrealized gain (loss)	$12,447,364
Change in net assets from operations	$13,230,849
See Notes to Financial Statements
13

MFS Global Research Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/23	12/31/22
Change in net assets
From operations
Net investment income (loss)	$783,485	$717,006
Net realized gain (loss)	3,885,029	3,767,468
Net unrealized gain (loss)	8,562,335	(21,977,382)
Change in net assets from operations	$13,230,849	$(17,492,908)
Total distributions to shareholders	$(4,560,005)	$(7,517,106)
Change in net assets from fund share transactions	$(6,648,150)	$(1,463,920)
Total change in net assets	$2,022,694	$(26,473,934)
Net assets
At beginning of period	74,196,525	100,670,459
At end of period	$76,219,219	$74,196,525
See Notes to Financial Statements
14

MFS Global Research Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$28.39	$38.03	$34.70	$32.19	$27.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.28	$0.18	$0.22	$0.40
Net realized and unrealized gain (loss)	4.99	(6.86)	6.17	4.87	7.88
Total from investment operations	$5.31	$(6.58)	$6.35	$5.09	$8.28
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.19)	$(0.22)	$(0.42)	$(0.34)
From net realized gain	(1.62)	(2.87)	(2.80)	(2.16)	(2.75)
Total distributions declared to shareholders	$(1.91)	$(3.06)	$(3.02)	$(2.58)	$(3.09)
Net asset value, end of period (x)	$31.79	$28.39	$38.03	$34.70	$32.19
Total return (%) (k)(r)(s)(x)	19.28	(17.67)	18.51	16.49	31.96
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.92	0.96	0.91	0.95	0.94
Expenses after expense reductions	0.85	0.85	0.85	0.85	0.85
Net investment income (loss)	1.06	0.90	0.49	0.69	1.29
Portfolio turnover	22	19	15	32	27
Net assets at end of period (000 omitted)	$70,207	$67,891	$92,642	$88,676	$87,138
Service Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$28.23	$37.82	$34.54	$32.06	$26.89
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.20	$0.09	$0.13	$0.32
Net realized and unrealized gain (loss)	4.96	(6.82)	6.13	4.87	7.85
Total from investment operations	$5.21	$(6.62)	$6.22	$5.00	$8.17
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.10)	$(0.14)	$(0.36)	$(0.25)
From net realized gain	(1.62)	(2.87)	(2.80)	(2.16)	(2.75)
Total distributions declared to shareholders	$(1.83)	$(2.97)	$(2.94)	$(2.52)	$(3.00)
Net asset value, end of period (x)	$31.61	$28.23	$37.82	$34.54	$32.06
Total return (%) (k)(r)(s)(x)	18.97	(17.88)	18.20	16.24	31.62
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.17	1.21	1.16	1.21	1.19
Expenses after expense reductions	1.10	1.10	1.10	1.10	1.10
Net investment income (loss)	0.83	0.65	0.24	0.40	1.06
Portfolio turnover	22	19	15	32	27
Net assets at end of period (000 omitted)	$6,012	$6,306	$8,028	$7,705	$6,034

See Notes to Financial Statements
15

MFS Global Research Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
16

MFS Global Research Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Global Research Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party
17

MFS Global Research Portfolio
Notes to Financial Statements  - continued
pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$49,545,667	$—	$—	$49,545,667
France	4,767,926	—	—	4,767,926
Switzerland	3,376,237	—	—	3,376,237
United Kingdom	3,324,351	—	—	3,324,351
Japan	2,874,881	—	—	2,874,881
Hong Kong	1,438,203	—	—	1,438,203
Netherlands	1,378,209	—	—	1,378,209
Canada	1,277,763	0	—	1,277,763
Spain	1,154,455	—	—	1,154,455
Other Countries	6,042,218	347,124	—	6,389,342
Mutual Funds	84,789	—	—	84,789
Total	$75,264,699	$347,124	$—	$75,611,823
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund.  Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days.  The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned.  On loans collateralized by cash, the cash collateral is invested in a money market fund.  The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day.  The lending agent provides the fund with indemnification against Borrower default.  In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities.  In return, the lending agent assumes the fund's rights to the related collateral.  If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent.  On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the
18

MFS Global Research Portfolio
Notes to Financial Statements  - continued
lending agent.  Income from securities lending is separately reported in the Statement of Operations.  The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.  At December 31, 2023, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/23	Year ended 12/31/22
Ordinary income (including any short-term capital gains)	$688,511	$1,611,095
Long-term capital gains	3,871,494	5,906,011
Total distributions	$4,560,005	$7,517,106
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/23
Cost of investments	$49,829,759
Gross appreciation	26,772,952
Gross depreciation	(990,888)
Net unrealized appreciation (depreciation)	$25,782,064
Undistributed ordinary income	784,743
Undistributed long-term capital gain	3,910,578
Other temporary differences	(18,061)
Total distributable earnings (loss)	$30,459,324
19

MFS Global Research Portfolio
Notes to Financial Statements  - continued
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/23	Year ended 12/31/22
Initial Class	$4,217,130	$6,902,278
Service Class	342,875	614,828
Total	$4,560,005	$7,517,106
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $300 million	0.75%
In excess of $300 million	0.675%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this management fee reduction amounted to $9,630, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.74% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 0.85% of average daily net assets for the Initial Class shares and 1.10% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this reduction amounted to $39,246, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2023, the fee was $492, which equated to 0.0007% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2023, these costs amounted to $137.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.0281% of the fund's average daily net assets.
20

MFS Global Research Portfolio
Notes to Financial Statements  - continued
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
During the year ended December 31, 2023, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”) and relevant guidance, the fund engaged in purchase transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $79,030.
(4)  Portfolio Securities
For the year ended December 31, 2023, purchases and sales of investments, other than short-term obligations, aggregated $16,435,208 and $27,218,894, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	22,518	$686,370	17,285	$559,151
Service Class	8,565	251,650	24,828	797,057
	31,083	$938,020	42,113	$1,356,208
Shares issued to shareholders in reinvestment of distributions
Initial Class	144,028	$4,217,130	231,698	$6,902,278
Service Class	11,766	342,875	20,736	614,828
	155,794	$4,560,005	252,434	$7,517,106
Shares reacquired
Initial Class	(349,206)	$(10,518,077)	(293,461)	$(9,234,294)
Service Class	(53,511)	(1,628,098)	(34,451)	(1,102,940)
	(402,717)	$(12,146,175)	(327,912)	$(10,337,234)
Net change
Initial Class	(182,660)	$(5,614,577)	(44,478)	$(1,772,865)
Service Class	(33,180)	(1,033,573)	11,113	308,945
	(215,840)	$(6,648,150)	(33,365)	$(1,463,920)
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured
21

MFS Global Research Portfolio
Notes to Financial Statements  - continued
uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2023, the fund’s commitment fee and interest expense were $383 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$269,598	$12,880,615	$13,065,400	$39	$(63)	$84,789
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$24,355	$—
22

MFS Global Research Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Global Research Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Global Research Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more of the MFS investment companies since 1924.
23

MFS Global Research Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2024, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
24

MFS Global Research Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 53)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019.  The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Caroselli, Jones and Otis are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
25

MFS Global Research Portfolio
Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Akira Fuse James Keating
26

MFS Global Research Portfolio
Board Review of Investment Advisory Agreement
MFS Global Research Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for each of the one- and three-year periods ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
27

MFS Global Research Portfolio
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any.  In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.  The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $300 million.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
28

MFS Global Research Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $4,259,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 83.65% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
29

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
31

Annual Report
December 31, 2023
MFS®  Global Tactical
Allocation Portfolio
MFS® Variable Insurance Trust II
WTS-ANN

MFS® Global Tactical Allocation Portfolio
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Tactical Allocation Portfolio
Portfolio Composition
Portfolio structure
		Tactical Overlay (b)
		Active Security Selection (a)	Long	Short	Net Market Exposure (c)
Fixed Income	U.S.	37.0%	52.4%	(10.7)%	78.7%
	Emerging Markets	15.9%	0.0%	0.0%	15.9%
	Asia/Pacific ex-Japan	3.6%	7.6%	0.0%	11.2%
	Europe ex-U.K.	15.5%	0.0%	(9.4)%	6.1%
	North America ex-U.S.	4.2%	0.0%	(2.6)%	1.6%
	Supranational	1.3%	0.0%	0.0%	1.3%
	Japan	2.6%	0.0%	(1.4)%	1.2%
	United Kingdom	5.1%	0.0%	(7.0)%	(1.9)%
	Total	85.2%	60.0%	(31.1)%	114.1%
Equity	Europe ex-U.K.	7.4%	9.6%	(1.1)%	15.9%
	U.S. Large Cap	12.1%	0.8%	(0.3)%	12.6%
	Japan	2.4%	2.3%	0.0%	4.7%
	Emerging Markets	1.9%	5.0%	(2.7)%	4.2%
	U.S. Small/Mid Cap	6.4%	0.0%	(4.1)%	2.3%
	United Kingdom	2.6%	0.0%	(1.3)%	1.3%
	North America ex-U.S.	0.9%	0.1%	0.0%	1.0%
	Asia/Pacific ex-Japan	0.5%	1.6%	(6.1)%	(4.0)%
	Total	34.2%	19.4%	(15.6)%	38.0%
Real Estate-related	U.S.	0.8%	0.0%	0.0%	0.8%
	Non-U.S.	0.2%	0.0%	0.0%	0.2%
	Total	1.0%	0.0%	0.0%	1.0%
Cash	Cash & Cash Equivalents (d)				2.5%
	Other (e)				(55.6)%
	Total				(53.1)%
	Total Net Exposure Summary				100.0%
Strategic Allocation Targets & Net
Exposure Ranges
Asset Class	Target (w)	Ranges (z)
Equities	35%	0 to 70%
Fixed Income, Cash and Cash Equivalents	65%	30 to 100%
Top ten holdings (c)
USD Interest Rate Swap, Receive 3.942% - MAR 2026	31.6%
USD Interest Rate Swap, Receive 3.525% - MAR 2029	13.4%
U.S. Treasury Note 10 yr Future - MAR 2024	8.8%
USD Interest Rate Swap, Receive 3.412% - JUN 2027	8.8%
Australian Bond 10 yr Future - MAR 2024	7.6%
MSCI Singapore Index Future - JAN 2024	(3.6)%
Russell 2000 Index Future - MAR 2024	(4.1)%
Long Gilt 10 yr Future - MAR 2024	(6.4)%
USD Interest Rate Swap, Pay 3.477% - MAR 2034	(7.3)%
Euro-Bund 10 yr Future - MAR 2024	(10.0)%

(a)	Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.
(b)	Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through the use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.
(c)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of all derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.

MFS Global Tactical Allocation Portfolio
Portfolio Composition - continued
(d)	Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
(e)	Other includes currency derivatives and/or the offsetting of the leverage produced by the fund’s derivative positions, including payables and/or receivables of the finance leg of interest rate swaps and the unrealized gain or loss in connection with forward foreign currency exchange contracts.
(w)	The strategic asset class allocations have been selected for investment over longer time periods. The actual strategic asset class weightings can deviate due to market movements and cash flows.
(z)	The fund’s net exposures to the asset classes referenced will normally fall within these ranges after taking into account the tactical overlay.
Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The value of derivatives may be different.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Percentages are based on net assets as of December 31, 2023.
The portfolio is actively managed and current holdings may be different.

MFS Global Tactical Allocation Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2023, Initial Class shares of the MFS Global Tactical Allocation Portfolio (fund) provided a total return of 9.63%, while Service Class shares of the fund provided a total return of 9.35%. These compare with a return of 5.72% over the same period for the fund’s benchmark, the Bloomberg Global Aggregate Index. The fund’s other benchmarks, the MSCI World Index (net div) and the MFS Global Tactical Allocation Blended Index (Blended Index), generated total returns of 23.79% and 12.68%, respectively. The Blended Index reflects the blended returns of equity and fixed income indices, with percentage allocations to each index designed to resemble the strategic allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.
The fund’s investment objective is to seek total return. MFS seeks to achieve the fund’s objective by generating returns from a combination of (1) individual security selection of a combination of debt instruments and equity securities and (2) a tactical asset allocation overlay primarily using derivative instruments to manage the fund’s exposure to asset classes (e.g. equity and fixed income), markets (e.g. U.S. and foreign countries), and currencies (e.g. U.S. dollar and Japanese yen). Derivatives include futures, forward contracts, options and swaps.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Early on, policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools (financial policies aimed at safeguarding the stability of the financial system) to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk. Rapid advancements in artificial intelligence were a focus for investors.
Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Within the equity portion of the fund, the lag in relative performance against the MSCI World Index was primarily attributable to securities that the fund did not own, notably the strong share price gains and extreme correlation amongst the mega-cap technology-related stocks, or to securities that the fund had underweight positions in. This was a significant headwind for any value manager against the MSCI World Index, as value managers tend not to own many securities within this basket of expensive growth stocks. The fund owned shares of Alphabet, Microsoft, and NVIDIA, but did not own shares of the other four ‘Magnificent Seven’ stocks (Apple, Amazon.com, Meta Platforms, Tesla) due to concerns about the durability of the business and/or high expectations priced into high valuations.
At a sector level, the largest detractors from relative performance were the fund’s underweight position and stock selection in information technology and stock selection within the health care and communication services sectors. Within the information technology sector, the fund's very small position in computer graphics processor maker NVIDIA, which significantly outperformed the benchmark, weakened relative returns. The stock price of NVIDIA advanced as the company reported earnings per share results well above expectations, primarily driven by stronger-than-expected revenue growth within its data center, generative AI (artificial intelligence), and networking segments. Additionally, not holding shares of computer and personal electronics maker Apple and the fund’s underweight position in software giant Microsoft further dampened relative results. Within the health care sector, the fund’s overweight positions in  pharmaceutical and diagnostic company Roche Holding (Switzerland), crop science and pharmaceuticals company Bayer (Germany), and medical products maker Johnson & Johnson held back relative performance. Within the communication services sector, not holding shares of social networking service provider Meta Platforms detracted from relative returns. The stock price of Meta Platforms advanced as the company reported better-than-expected earnings driven by solid revenue results and strong user engagement across its applications.

MFS Global Tactical Allocation Portfolio
Management Review - continued
Stock selection and an underweight position in the consumer discretionary sector weakened relative performance. Within this sector, not owning shares of internet retailer Amazon.com and electric vehicle manufacturer Tesla weighed on relative performance. Despite operating margin pressures due to aggressive vehicle price cuts, the share price of Tesla climbed as the company delivered a record number of vehicles.
Elsewhere, the fund’s exposure to the Standard & Poor’s 500 Index, via put options, detracted from relative performance.
Within the fixed income portion of the fund, overweight exposures to both the Japanese yen and Chinese yuan weakened the fund’s performance relative to the Bloomberg Global Aggregate Index.
Within the fund’s tactical overlay, long exposures to the United Kingdom and Hong Kong equity markets, via holdings of equity index futures, and short exposure to the Netherlands equity market, detracted from relative performance. Additionally, the fund’s timing of exposure to the Canadian fixed income market, via fixed income derivative futures, also weakened relative results. From a currency perspective, the fund’s short exposure to Swiss franc and its timing of euro exposure further hindered relative performance.
Contributors to Performance
Within the equity portion of the fund, stock selection within the industrials sector contributed to performance relative to the MSCI World Index. Within this sector, an overweight position in diversified industrial manufacturer Eaton, electrical distribution equipment manufacturer Schneider Electric (France), and electronics company Hitachi (Japan) supported relative results. The stock price of Eaton advanced as the company reported above-consensus earnings per share results and raised its organic sales guidance, driven by a favorable outlook in its Electrical Americas division.
Stock selection within both the utilities and energy sectors also strengthened relative performance. Within the utilities sector, there were no individual stocks, either in the fund or the benchmark, that were among the fund’s top relative contributors during the period. Within the energy sector, not owning shares of integrated energy company Chevron and an underweight position in integrated oil and gas company ExxonMobil benefited relative returns.
Elsewhere, the fund’s overweight positions in investment management and banking firm UBS (Switzerland), semiconductor company Intel, semiconductor solutions provider NXP Semiconductors (Netherlands), and supermarkets and convenience stores operator Tesco (United Kingdom) aided relative returns. The fund’s avoidance of health insurance and Medicare/Medicaid provider UnitedHealth Group also helped. The share price of UnitedHealth Group declined as the company posted subdued medical loss ratio figures and higher-than-anticipated investment costs in its Optum Insights segment.
During the reporting period, the fund's relative currency exposure within the equity portion of the fund, resulting primarily from differences between the fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, was a contributor to relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.
Within the fixed income portion of the fund, overweight exposures and security selection within both the industrials and financial institutions sectors benefited the fund’s performance relative to the Bloomberg Global Aggregate Index. An underweight exposure and bond selection within the treasury sector also benefited relative results. From a credit quality perspective, the fund's out-of-benchmark exposure to “BB” and “B” rated(r) bonds, and favorable security selection within “BBB” and “A” rated bonds, further supported relative performance.
Within the fund’s tactical overlay, a long exposure to emerging equity markets, most notably Turkey, and a short exposure to the Singapore equity markets, via equity index futures, contributed to relative performance. From a currency perspective, the fund’s overweight to the Swedish krona also contributed to performance.
Respectfully,
Portfolio Manager(s)
Pilar Gomez-Bravo, Steven Gorham, Andy Li, John Mitchell, Johnathan Munko, Benjamin Nastou, Jonathan Sage, Natalie Shapiro, Erich Shigley, David Shindler, Robert Spector, and Erik Weisman
Note to Shareholders: Effective January 20, 2023, John Mitchell was added as a Portfolio Manager and Henry Peabody is no longer a Portfolio Manager of the fund.
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the

MFS Global Tactical Allocation Portfolio
Management Review - continued
lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

MFS Global Tactical Allocation Portfolio
Performance Summary Through 12/31/23
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/23
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	11/07/1994	9.63%	4.94%	3.87%
Service Class	8/24/2001	9.35%	4.69%	3.62%
Comparative benchmark(s)
Bloomberg Global Aggregate Index (f)	5.72%	(0.32)%	0.38%
MFS Global Tactical Allocation Blended Index (f)(w)	12.68%	5.37%	4.54%
Bloomberg Global Aggregate Index (USD Hedged) (f)	7.15%	1.40%	2.41%
MSCI World Index (net div) (f)	23.79%	12.80%	8.60%
(f)	Source: FactSet Research Systems Inc.
(w)	The MFS Global Tactical Allocation Blended Index (a custom index) was comprised of the following at the beginning and at the end of the reporting period:
12/31/23
MSCI World Index (net div)	35%
Bloomberg Global Aggregate Index (USD Hedged)	54%
Bloomberg Global Aggregate Index	11%
Benchmark Definition(s)
Bloomberg Global Aggregate Index(a) – provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

MFS Global Tactical Allocation Portfolio
Performance Summary – continued
Bloomberg Global Aggregate Index(a) (USD Hedged) – provides a broad-based measure of the currency-hedged performance of global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.
MSCI World Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS Global Tactical Allocation Portfolio
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2023 through December 31, 2023
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/23	Ending Account Value 12/31/23	Expenses Paid During Period (p) 7/01/23-12/31/23
Initial Class	Actual	0.84%	$1,000.00	$1,057.17	$4.36
	Hypothetical (h)	0.84%	$1,000.00	$1,020.97	$4.28
Service Class	Actual	1.09%	$1,000.00	$1,056.08	$5.65
	Hypothetical (h)	1.09%	$1,000.00	$1,019.71	$5.55
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Notes to Expense Table
Expense ratios include 0.08% of interest expense on uncovered collateral or margin obligations with the broker (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

MFS Global Tactical Allocation Portfolio
Portfolio of Investments − 12/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer		Shares/Par	Value ($)
Bonds – 62.7%
Aerospace & Defense – 0.5%
Boeing Co., 5.805%, 5/01/2050		$592,000	$ 613,046
HEICO Corp., 5.35%, 8/01/2033		379,000	388,004
Thales S.A., 3.625%, 6/14/2029	EUR	300,000	338,352
Thales S.A., 4.25%, 10/18/2031		300,000	351,605
TransDigm, Inc., 6.875%, 12/15/2030 (n)		$274,000	282,220
			$1,973,227
Apparel Manufacturers – 0.1%
Tapestry, Inc., 7%, 11/27/2026		$82,000	$ 85,008
Tapestry, Inc., 3.05%, 3/15/2032		252,000	205,000
			$290,008
Asset-Backed & Securitized – 4.6%
Arbor Realty Trust, Inc., CLO, 2021-FL1, “B”, FLR, 6.976% ((SOFR - 1mo. + 0.11448%) + 1.5%), 12/15/2035 (n)		$214,500	$ 208,666
Arbor Realty Trust, Inc., CLO, 2021-FL2, “B”, FLR, 7.048% ((SOFR - 1mo. + 0.11448%) + 1.6%), 5/15/2036 (n)		143,000	139,187
Arbor Realty Trust, Inc., CLO, 2021-FL2, “C”, FLR, 7.398% ((SOFR - 1mo. + 0.11448%) + 1.95%), 5/15/2036 (n)		426,500	405,784
Arbor Realty Trust, Inc., CLO, 2022-FL1, “B”, FLR, 7.446% (SOFR - 30 day + 2.1%), 1/15/2037 (n)		794,500	774,826
Arbor Realty Trust, Inc., CLO, 2022-FL1, “C”, FLR, 7.646% (SOFR - 30 day + 2.3%), 1/15/2037 (n)		765,000	737,103
AREIT 2022-CRE6 Trust, “B”, FLR, 7.187% (SOFR - 30 day + 1.85%), 1/20/2037 (n)		289,000	280,061
AREIT 2022-CRE6 Trust, “C”, FLR, 7.488% (SOFR - 30 day + 2.15%), 1/20/2037 (n)		119,000	113,305
AREIT 2022-CRE6 Trust, “D”, FLR, 8.188% (SOFR - 30 day + 2.85%), 1/20/2037 (n)		100,000	94,087
BBCMS Mortgage Trust, 2020-C7, “XA”, 1.615%, 4/15/2053 (i)		983,377	61,557
BBCMS Mortgage Trust, 2021-C10, “XA”, 1.285%, 7/15/2054 (i)		2,900,881	180,373
BBCMS Mortgage Trust, 2021-C9, “XA”, 1.609%, 2/15/2054 (i)		6,588,332	537,240
BBCMS Mortgage Trust, 2022-C18, “AS”, 6.148%, 12/15/2055		265,075	275,936
Benchmark 2021-B24 Mortgage Trust, “XA”, 1.146%, 3/15/2054 (i)		2,021,045	107,643
Benchmark 2021-B26 Mortgage Trust, “XA”, 0.884%, 6/15/2054 (i)		5,575,146	245,296
Benchmark 2021-B27 Mortgage Trust, “XA”, 1.26%, 7/15/2054 (i)		6,726,180	415,276
Benchmark 2021-B28 Mortgage Trust, “XA”, 1.273%, 8/15/2054 (i)		5,248,492	345,448
Benchmark 2022-B37 Mortgage Trust, “AS”, 5.75%, 11/15/2055		105,000	104,839
Brazos Securitization LLC, 5.413%, 9/01/2050 (n)		246,000	251,412
BSPRT 2021-FL7 Issuer Ltd., “B”, FLR, 7.498% ((SOFR - 1mo. + 0.11448%) + 2.05%), 12/15/2038 (n)		177,500	173,736
BSPRT 2021-FL7 Issuer Ltd., “C”, FLR, 7.748% ((SOFR - 1mo. + 0.11448%) + 2.3%), 12/15/2038 (n)		161,000	156,911
Business Jet Securities LLC, 2020-1A, “A”, 2.981%, 11/15/2035 (n)		65,611	62,697
Business Jet Securities LLC, 2021-1A, “A”, 2.162%, 4/15/2036 (n)		119,967	110,973
BXMT 2021-FL4 Ltd., “AS”, FLR, 6.776% ((SOFR - 1mo. + 0.11448%) + 1.3%), 5/15/2038 (n)		900,000	832,962
BXMT 2021-FL4 Ltd., “B”, FLR, 7.026% ((SOFR - 1mo. + 0.11448%) + 1.55%), 5/15/2038 (n)		1,797,000	1,645,209
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)		258,629	247,537
CF Hippolyta Issuer LLC, 2020-1, “A1”, 1.69%, 7/15/2060 (n)		197,245	182,288
Chesapeake Funding II LLC, 2023-1A, “A1”, 5.65%, 5/15/2035 (n)		246,810	247,460
CNH Equipment Trust 2023-A, “A2”, 5.34%, 9/15/2026		149,393	149,131
Commercial Mortgage Pass-Through Certificates, 2021-BN32, “XA”, 0.773%, 4/15/2054 (i)		1,234,783	47,530
Commercial Mortgage Pass-Through Certificates, 2021-BN34, “XA”, 0.975%, 6/15/2063 (i)		2,963,915	148,392
Commercial Mortgage Pass-Through Certificates, 2021-BN35, “XA”, 1.04%, 6/15/2064 (i)		2,923,800	158,924
Commercial Mortgage Pass-Through Certificates, 2022-BNK41, “AS”, 3.79%, 4/15/2065		592,000	520,377
Commercial Mortgage Pass-Through Certificates, 2023-BNK46, “A4”, 5.745%, 8/15/2056		768,000	807,487
Credit Acceptance Auto Loan Trust, 2021-3A, “A”, 1%, 5/15/2030 (n)		325,406	320,979
DT Auto Owner Trust, 2023-1A, “A”, 5.48%, 4/15/2027 (n)		151,549	151,266
Fortress CBO Investments Ltd., 2022-FL3, “AS”, FLR, 7.587% (SOFR - 30 day + 2.25%), 2/23/2039 (n)		269,500	261,503
FS Rialto 2021-FL2 Issuer Ltd., “AS”, FLR, 7.022% ((SOFR - 1mo. + 0.11448%) + 1.55%), 5/16/2038 (n)		701,500	678,020
GreatAmerica Leasing Receivables Funding LLC, 2023-1, “A2”, 5.35%, 2/16/2026 (n)		139,000	138,874
MF1 2021-FL5 Ltd., “C”, FLR, 7.176% ((SOFR - 1mo. + 0.11448%) + 1.7%), 7/15/2036 (n)		200,000	191,804
MF1 2021-FL6 Ltd., “AS”, FLR, 6.896% ((SOFR - 1mo. + 0.11448%) + 1.45%), 7/16/2036 (n)		1,050,000	1,028,314
MF1 2021-FL6 Ltd., “B”, FLR, 7.122% ((SOFR - 1mo. + 0.11448%) + 1.65%), 7/16/2036 (n)		600,000	580,107
MF1 2022-FL8 Ltd., “A”, FLR, 6.706% (SOFR - 1mo. + 1.35%), 2/19/2037 (n)		250,000	245,221

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
MF1 2022-FL8 Ltd., “B”, FLR, 7.305% (SOFR - 30 day + 1.95%), 2/19/2037 (n)		$281,312	$ 274,020
Morgan Stanley Capital I Trust, 2021-L5, “XA”, 1.29%, 5/15/2054 (i)		2,251,903	137,849
Morgan Stanley Capital I Trust, 2021-L6, “XA”, 1.208%, 6/15/2054 (i)		4,793,476	265,817
Navistar Financial Dealer Note Master Owner Trust, 2022-1, “A”, FLR, 6.588% (SOFR - 30 day + 1.25%), 5/25/2027 (n)		236,000	236,282
RAC Bond Co. PLC, 4.87%, 5/06/2046	GBP	310,000	383,238
Starwood Commercial Mortgage, 2021-FL2, “AS”, FLR, 6.922% ((SOFR - 1mo. + 0.11448%) + 1.45%), 4/18/2038 (n)		$700,000	653,646
Starwood Commercial Mortgage, 2021-FL2, “B”, FLR, 7.272% ((SOFR - 1mo. + 0.11448%) + 1.8%), 4/18/2038 (n)		534,500	497,781
TPG Real Estate Finance, 2021-FL4, “AS”, FLR, 6.876% ((SOFR - 1mo. + 0.11448%) + 1.4%), 3/15/2038 (n)		350,000	339,952
Wells Fargo Commercial Mortgage Trust, 2021-C60, “XA”, 1.525%, 8/15/2054 (i)		4,892,098	370,260
Westlake Automobile Receivables Trust, 2023-1A, “A2B”, FLR, 6.188% (SOFR - 1mo. + 0.85%), 6/15/2026 (n)		82,153	82,209
			$17,606,795
Automotive – 0.4%
Hyundai Capital America, 6.375%, 4/08/2030 (n)		$313,000	$ 332,981
LKQ Corp., 6.25%, 6/15/2033		195,000	203,770
Volkswagen Group of America Finance LLC, 6.2%, 11/16/2028 (n)		556,000	583,282
Volkswagen International Finance N.V., 7.5%, 12/31/2099	EUR	200,000	239,833
Volkswagen International Finance N.V., 7.875%, 12/31/2099		100,000	124,138
			$1,484,004
Broadcasting – 0.5%
Discovery Communications LLC, 4.125%, 5/15/2029		$244,000	$ 231,174
Prosus N.V., 3.68%, 1/21/2030 (n)		240,000	210,063
Ubisoft Entertainment S.A., 0.878%, 11/24/2027	EUR	900,000	834,288
WarnerMedia Holdings, Inc., 4.279%, 3/15/2032		$586,000	536,310
			$1,811,835
Brokerage & Asset Managers – 0.5%
Charles Schwab Corp., 5.643% to 5/19/2028, FLR (SOFR - 1 day + 2.210%) to 5/19/2029		$185,000	$ 189,776
Charles Schwab Corp., 6.136% to 8/24/2033, FLR (SOFR - 1 day + 2.01%) to 8/24/2034		181,000	190,788
Low Income Investment Fund, 3.386%, 7/01/2026		150,000	141,468
Low Income Investment Fund, 3.711%, 7/01/2029		400,000	358,639
LPL Holdings, Inc., 4%, 3/15/2029 (n)		641,000	593,192
LSEG Netherlands B.V., 4.231%, 9/29/2030	EUR	280,000	326,273
			$1,800,136
Building – 0.5%
CEMEX S.A.B. de C.V., 3.125%, 3/19/2026	EUR	430,000	$ 464,396
HeidelbergCement Finance Luxembourg S.A., 4.875%, 11/21/2033		245,000	287,920
Holcim Sterling Finance (Netherlands) B.V., 2.25%, 4/04/2034	GBP	285,000	280,231
Imerys S.A., 4.75%, 11/29/2029	EUR	500,000	560,829
Vulcan Materials Co., 3.5%, 6/01/2030		$362,000	336,707
			$1,930,083
Business Services – 0.3%
Corning, Inc., 4.125%, 5/15/2031	EUR	260,000	$ 300,259
Euronet Worldwide, Inc., 1.375%, 5/22/2026		370,000	382,183
Fiserv, Inc., 4.4%, 7/01/2049		$356,000	313,782
Mastercard, Inc., 3.85%, 3/26/2050		310,000	270,381
			$1,266,605
Cable TV – 0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035		$281,000	$ 285,241
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.8%, 3/01/2050		227,000	175,714
Cox Communications, Inc., 5.45%, 9/15/2028 (n)		389,000	397,040

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Cable TV – continued
SES S.A., 2.875% to 8/27/2026, FLR (EUR Swap Rate - 5yr. + 3.19%) to 8/27/2031, FLR (EUR Swap Rate - 5yr. + 3.44%) to 8/27/2046, FLR (EUR Swap Rate - 5yr. + 4.19%) to 12/31/2099	EUR	655,000	$ 656,321
			$1,514,316
Chemicals – 0.2%
Arkema S.A., 4.25%, 5/20/2030	EUR	300,000	$ 345,758
Arkema S.A., 1.5% to 1/21/2026, FLR (EUR Swap Rate-5yr. + 1.571%) to 1/21/2031, FLR (EUR Swap Rate-5yr. + 1.821%) to 1/21/2046, FLR (EUR Swap Rate-5yr. + 2.571%) to 1/21/2171		300,000	306,267
			$652,025
Computer Software – 0.1%
Microsoft Corp., 2.525%, 6/01/2050 (f)		$523,000	$ 357,038
Oracle Corp., 4%, 7/15/2046		265,000	212,409
			$569,447
Computer Software - Systems – 0.1%
Apple, Inc., 4.5%, 2/23/2036		$236,000	$ 241,218
Conglomerates – 0.6%
Grupo KUO S.A.B. de C.V., 5.75%, 7/07/2027 (n)		$306,000	$ 271,349
nVent Finance S.à r.l., 5.65%, 5/15/2033		427,000	433,790
Regal Rexnord Corp., 6.05%, 4/15/2028 (n)		558,000	564,850
Veralto Corp., 4.15%, 9/19/2031	EUR	257,000	294,718
Westinghouse Air Brake Technologies Corp., 4.7%, 9/15/2028		$710,000	702,085
			$2,266,792
Consumer Products – 0.1%
Kenvue, Inc., 5.05%, 3/22/2053		$515,000	$ 532,815
Consumer Services – 0.1%
Rentokil Initial PLC, 5%, 6/27/2032	GBP	360,000	$ 460,790
Containers – 0.1%
DS Smith PLC, 4.5%, 7/27/2030	EUR	280,000	$ 321,619
Electronics – 0.1%
Intel Corp., 5.7%, 2/10/2053		$302,000	$ 326,495
NXP B.V./NXP Funding LLC/NXP USA, Inc., 3.4%, 5/01/2030		156,000	143,355
NXP B.V./NXP Funding LLC/NXP USA, Inc., 5%, 1/15/2033		72,000	72,112
			$541,962
Emerging Market Quasi-Sovereign – 0.7%
Bank Gospodarstwa Krajowego (Republic of Poland), 6.25%, 10/31/2028 (n)		$253,000	$ 266,915
Bank Gospodarstwa Krajowego (Republic of Poland), 5.375%, 5/22/2033 (n)		408,000	413,350
Emirates NBD Bank PJSC, 5.875%, 10/11/2028		404,000	417,332
Eustream A.S., 1.625%, 6/25/2027	EUR	470,000	426,581
First Abu Dhabi Bank PJSC, 6.32% to 4/04/2029, FLR (CMT - 5yr. + 1.7%) to 4/04/2034		$384,000	395,251
Magyar Export-Import Bank PLC (Republic of Hungary), 6.125%, 12/04/2027 (n)		200,000	203,334
Petroleos Mexicanos, 6.875%, 8/04/2026		440,000	427,248
Qatar Petroleum, 3.125%, 7/12/2041		236,000	181,136
			$2,731,147

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Sovereign – 10.8%
Czech Republic, 2.5%, 8/25/2028	CZK	24,880,000	$ 1,053,992
Czech Republic, 2%, 10/13/2033		29,000,000	1,111,437
Dominican Republic, 7.05%, 2/03/2031 (n)		$179,000	187,950
Dominican Republic, 4.875%, 9/23/2032		750,000	681,862
Federative Republic of Brazil, 10%, 1/01/2029	BRL	8,500,000	1,743,642
Hellenic Republic (Republic of Greece), 3.875%, 6/15/2028 (n)	EUR	2,557,000	2,978,871
Hellenic Republic (Republic of Greece), 1.75%, 6/18/2032 (n)		2,596,000	2,605,618
Hellenic Republic (Republic of Greece), 4.25%, 6/15/2033 (n)		3,123,000	3,760,774
Hellenic Republic (Republic of Greece), 4.375%, 7/18/2038		420,000	509,436
Oriental Republic of Uruguay, 8.25%, 5/21/2031	UYU	55,336,000	1,306,474
Oriental Republic of Uruguay, 9.75%, 7/20/2033		22,117,000	569,629
People's Republic of China, 3.13%, 11/21/2029	CNY	13,500,000	1,971,359
People's Republic of China, 2.88%, 2/25/2033		30,810,000	4,446,124
Republic of Korea, 2.375%, 12/10/2027	KRW	1,800,000,000	1,355,709
Republic of Korea, 1.875%, 6/10/2029		8,135,190,000	5,902,192
Republic of Korea, 1.375%, 6/10/2030		6,060,400,000	4,199,345
Republic of Romania, 6.375%, 9/18/2033	EUR	245,000	285,255
Republic of Serbia, 6.5%, 9/26/2033 (n)		$255,000	261,375
United Mexican States, 7.5%, 6/03/2027	MXN	51,200,000	2,854,548
United Mexican States, 7.75%, 5/29/2031		56,700,000	3,113,041
United Mexican States, 6.338%, 5/04/2053		$474,000	482,542
United Mexican States, 3.771%, 5/24/2061		334,000	226,233
			$41,607,408
Energy - Independent – 0.6%
Occidental Petroleum Corp., 6.45%, 9/15/2036		$360,000	$ 380,880
Pioneer Natural Resources Co., 2.15%, 1/15/2031		470,000	399,288
Santos Finance Ltd., 6.875%, 9/19/2033 (n)		354,000	375,425
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026 (n)		1,200,000	1,122,552
			$2,278,145
Energy - Integrated – 0.3%
BP Capital Markets America, Inc., 4.812%, 2/13/2033		$279,000	$ 281,292
BP Capital Markets B.V., 4.323%, 5/12/2035	EUR	340,000	397,978
BP Capital Markets B.V., 0.933%, 12/04/2040		180,000	131,380
Exxon Mobil Corp., 1.408%, 6/26/2039		380,000	310,763
			$1,121,413
Engineering - Construction – 0.1%
John Deere Bank S.A., 5.125%, 10/18/2028	GBP	280,000	$ 372,190
Financial Institutions – 1.0%
Avolon Holdings Funding Ltd., 4.25%, 4/15/2026 (n)		$263,000	$ 254,009
Corporacion Inmobiliaria Vesta S.A.B. de C.V., 3.625%, 5/13/2031		265,000	227,439
CPI Property Group S.A., 3.75% to 7/27/2028, FLR (EUR Swap Rate - 5yr. + 4.338%) to 7/27/2033, FLR (EUR Swap Rate - 5yr. + 4.588%) to 7/27/2048, FLR (EUR Swap Rate - 5yr. + 5.338%) to 1/27/2170	EUR	510,000	129,993
CTP N.V., 0.875%, 1/20/2026		250,000	255,551
Global Aircraft Leasing Co. Ltd., 6.5% (6.5% Cash or 7.25% PIK), 9/15/2024 (n)(p)		$384,000	360,960
Globalworth Ltd., REIT, 2.95%, 7/29/2026	EUR	720,000	650,693
Grand City Properties S.A., 5.901% to 10/24/2023, FLR (EUR Swap Rate - 5yr. + 2.432%) to 10/24/2028, FLR (EUR Swap Rate - 5yr. + 2.682%) to 10/24/2043, FLR (EUR Swap Rate - 5yr. + 3.432%) to 10/24/2169		600,000	369,095
Macquarie AirFinance Holdings Ltd., 8.125%, 3/30/2029 (n)		$292,000	305,205
Samhallsbyggnadsbolaget i Norden AB, 1.75%, 1/14/2025	EUR	570,000	541,166
Samhallsbyggnadsbolaget i Norden AB, 2.375%, 9/04/2026		370,000	292,200
SBB Treasury Oyj, 0.75%, 12/14/2028		280,000	183,846

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Financial Institutions – continued
VGP N.V., 1.5%, 4/08/2029	EUR	200,000	$ 171,164
			$3,741,321
Food & Beverages – 1.2%
Anheuser-Busch InBev S.A./N.V., 2%, 1/23/2035	EUR	330,000	$ 326,346
Anheuser-Busch InBev Worldwide, Inc., 4%, 4/13/2028		$190,000	187,664
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 4/15/2038		362,000	343,293
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049		160,000	171,938
Bacardi Ltd., 5.15%, 5/15/2038 (n)		335,000	318,512
Bacardi-Martini B.V., 5.4%, 6/15/2033 (n)		266,000	267,330
Carlsberg Breweries A.S., 4.25%, 10/05/2033	EUR	178,000	208,789
Constellation Brands, Inc., 3.15%, 8/01/2029		$304,000	282,530
Constellation Brands, Inc., 2.25%, 8/01/2031		169,000	142,005
Danone S.A., 3.706%, 11/13/2029	EUR	300,000	345,099
JBS USA Lux S.A./JBS USA Food Co./JBS USA Finance, Inc., 3%, 2/02/2029		$341,000	299,942
JDE Peet's N.V., 4.5%, 1/23/2034	EUR	120,000	139,153
JM Smucker Co., 6.5%, 11/15/2053		$309,000	356,351
Kraft Heinz Foods Co., 3.875%, 5/15/2027		332,000	325,633
Pernod Ricard S.A., 3.75%, 9/15/2033	EUR	200,000	229,968
PT Indofood CBP Sukses Makmur Tbk, 3.398%, 6/09/2031		$356,000	306,905
Viterra Finance B.V., 3.2%, 4/21/2031 (n)		223,000	192,174
			$4,443,632
Gaming & Lodging – 0.1%
IHG Finance LLC, 4.375%, 11/28/2029	EUR	100,000	$ 114,412
Marriott International, Inc., 2.85%, 4/15/2031		$440,000	380,808
			$495,220
Industrial – 0.1%
Arcadis N.V., 4.875%, 2/28/2028	EUR	269,000	$ 307,238
Trustees of the University of Pennsylvania, 2.396%, 10/01/2050		$409,000	261,798
			$569,036
Insurance – 0.5%
Allianz SE, 3.2% to 4/30/2028, FLR (CMT - 5yr. + 2.165%) to 4/30/2171 (n)		$600,000	$ 473,579
ASR Nederland N.V., 7% to 12/07/2033, FLR (EUR Swap Rate - 5yr. + 5.3%) to 12/07/2043	EUR	330,000	410,243
Corebridge Financial, Inc., 4.35%, 4/05/2042		$541,000	458,526
Equitable Holdings, Inc., 5.594%, 1/11/2033		317,000	325,495
Groupe des Assurances du Credit Mutuel, 1.85% to 4/21/2032, FLR (EURIBOR - 3mo. + 2.65%) to 4/21/2042	EUR	300,000	267,260
Sogecap S.A., 6.5% to 5/16/2034, FLR (EURIBOR - 3mo. + 4.4%) to 5/16/2044		100,000	119,056
			$2,054,159
Insurance - Health – 0.1%
UnitedHealth Group, Inc., 4.625%, 7/15/2035		$258,000	$ 259,273
Insurance - Property & Casualty – 0.6%
American International Group, Inc., 5.125%, 3/27/2033		$329,000	$ 333,863
Arthur J. Gallagher & Co., 6.5%, 2/15/2034		195,000	213,160
Arthur J. Gallagher & Co., 6.75%, 2/15/2054		262,000	305,696
Fairfax Financial Holdings Ltd., 4.25%, 12/06/2027	CAD	760,000	565,447
QBE Insurance Group Ltd., 2.5% to 9/13/2028, FLR (GBP Government Yield - 5yr. + 2.061%) to 9/13/2038	GBP	408,000	440,580
RenaissanceRe Holdings Ltd., 5.75%, 6/05/2033		$416,000	419,148
			$2,277,894

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
International Market Quasi-Sovereign – 0.7%
Electricite de France S.A., 6.25%, 5/23/2033 (n)		$300,000	$ 324,656
Enbw International Finance B.V., 4.3%, 5/23/2034	EUR	180,000	210,042
Landsbankinn hf., 6.375%, 3/12/2027		160,000	182,916
Logicor Financing S.à r.l., 1.625%, 1/17/2030		280,000	263,488
Logicor Financing S.à r.l., 0.875%, 1/14/2031		200,000	169,726
NBN Co. Ltd. (Commonwealth of Australia), 5.75%, 10/06/2028 (n)		$438,000	455,518
NBN Co. Ltd. (Commonwealth of Australia), 4.375%, 3/15/2033	EUR	356,000	420,815
Ontario Teachers' Cadillac Fairview Properties, 2.5%, 10/15/2031 (n)		$317,000	256,131
P3 Group S.à r.l., 1.625%, 1/26/2029	EUR	280,000	271,372
			$2,554,664
International Market Sovereign – 13.1%
Commonwealth of Australia, 3.25%, 6/21/2039	AUD	3,049,000	$ 1,858,271
Federal Republic of Germany, 2.6%, 8/15/2033	EUR	520,000	602,727
Government of Bermuda, 2.375%, 8/20/2030 (n)		$220,000	188,296
Government of Bermuda, 5%, 7/15/2032 (n)		716,000	710,272
Government of Canada, 1.25%, 3/01/2027	CAD	1,120,000	791,459
Government of Canada, 1.25%, 6/01/2030		4,860,000	3,276,690
Government of Canada, 2%, 6/01/2032		715,000	495,619
Government of Japan, 2.4%, 6/20/2028	JPY	218,000,000	1,698,297
Government of Japan, 0.3%, 12/20/2039		536,000,000	3,326,431
Government of Japan, 1.7%, 6/20/2044		370,350,000	2,754,143
Government of Japan, 0.3%, 6/20/2046		139,700,000	765,824
Government of Japan, 0.4%, 3/20/2050		272,500,000	1,436,249
Government of New Zealand, 1.5%, 5/15/2031	NZD	5,109,000	2,668,890
Government of New Zealand, 3.5%, 4/14/2033		5,711,000	3,382,946
Kingdom of Belgium, 3%, 6/22/2033 (n)	EUR	1,188,000	1,354,935
Kingdom of Belgium, 0.4%, 6/22/2040		1,218,000	896,070
Kingdom of Spain, 3.15%, 4/30/2033		2,742,000	3,077,139
Kingdom of Spain, 3.9%, 7/30/2039 (n)		2,363,000	2,762,861
Kingdom of Spain, 1%, 10/31/2050		503,000	313,348
Republic of Austria, 2.9%, 2/20/2033 (n)		748,000	846,399
Republic of Italy, 0.5%, 7/15/2028		1,384,000	1,371,597
Republic of Italy, 4.1%, 2/01/2029		5,410,000	6,262,389
United Kingdom Treasury, 0.375%, 10/22/2030	GBP	8,336,000	8,706,202
United Kingdom Treasury, 1.75%, 9/07/2037		432,000	427,083
United Kingdom Treasury, 1.25%, 10/22/2041		505,000	417,825
			$50,391,962
Local Authorities – 0.0%
Province of British Columbia, 2.95%, 6/18/2050	CAD	300,000	$ 188,085
Machinery & Tools – 0.2%
Ashtead Capital, Inc., 5.95%, 10/15/2033 (n)		$495,000	$ 504,306
CNH Industrial Capital LLC, 5.5%, 1/12/2029		406,000	418,420
			$922,726
Major Banks – 3.1%
Banco BPM S.p.A, 4.625%, 11/29/2027	EUR	240,000	$ 272,917
Banco de Sabadell S.A., 9.375% to 1/18/2029, FLR (EUR Swap Rate - 5yr. + 6.83%) to 4/18/2172		200,000	235,724
Bank of America Corp., 5.202% to 4/25/2028, FLR (SOFR - 1 day + 1.63%) to 4/25/2029		$467,000	469,889
Bank of America Corp., 2.687% to 4/22/2031, FLR (SOFR - 1 day + 1.32%) to 4/22/2032		394,000	332,706
BNP Paribas, 4.75%, 11/13/2032	EUR	500,000	585,173
BNP Paribas S.A., 5.97%, 3/23/2172		$930,000	920,700
Capital One Financial Corp., 6.377% to 6/08/2033, FLR (SOFR - 1 day + 2.860%) to 6/08/2034		274,000	282,000
Commonwealth Bank of Australia, 2.688%, 3/11/2031 (n)		735,000	604,371

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
Credit Agricole S.A., 6.316% to 10/03/2028, FLR (SOFR - 1 day + 1.86%) to 10/02/2029 (n)		$455,000	$ 476,549
Goldman Sachs Group, Inc., 2.383% to 7/21/2031, FLR (SOFR - 1 day + 1.248%) to 7/21/2032		212,000	174,185
Goldman Sachs Group, Inc., 3.436% to 2/24/2042, FLR (SOFR - 1 day + 1.632%) to 2/24/2043		207,000	161,677
HSBC Holdings PLC, 2.099% to 6/04/2025, FLR (SOFR - 1 day + 1.929%) to 6/04/2026		349,000	332,240
HSBC Holdings PLC, 6.8%, 9/14/2031	GBP	230,000	315,867
HSBC Holdings PLC, 4.787% to 3/10/2031, FLR (EURIBOR - 3mo. + 1.55%) to 3/10/2032	EUR	290,000	338,355
HSBC Holdings PLC, 4.856% to 5/23/2032, FLR (EURIBOR - 3mo. + 1.942%) to 5/23/2033		260,000	304,455
JPMorgan Chase & Co., 4.457%, 11/13/2031		530,000	616,520
JPMorgan Chase & Co., 1.953% to 2/04/2031, FLR (SOFR - 1 day + 1.065%) to 2/04/2032		$469,000	381,248
JPMorgan Chase & Co., 3.109% to 4/22/2050, FLR (SOFR - 1 day + 2.44%) to 4/22/2051		611,000	439,037
Lloyds Banking Group PLC, 4.75% to 9/21/2030, FLR (EUR Swap Rate - 1yr. + 1.6%) to 9/21/2031	EUR	250,000	291,531
mBank S.A., 8.375% to 9/11/2026, FLR (EURIBOR - 3mo. + 4.901%) to 9/11/2027		300,000	348,607
Morgan Stanley, 3.125%, 7/27/2026		$555,000	531,441
Morgan Stanley, 3.622% to 4/01/2030, FLR (SOFR - 1 day + 3.12%) to 4/01/2031		262,000	241,361
Morgan Stanley, 5.424% to 7/21/2033, FLR (SOFR - 1 day + 1.88%) to 7/21/2034		189,000	191,812
Société Générale S.A., 5.625%, 6/02/2033	EUR	200,000	235,311
Toronto-Dominion Bank, 4.108%, 6/08/2027		$328,000	322,162
UBS Group AG, 2.746% to 2/11/2032, FLR (CMT - 1yr. + 1.1%) to 2/11/2033 (n)		850,000	697,191
UBS Group AG, 9.25% to 11/13/2028, FLR (CMT - 5yr. + 4.745%) to 12/31/2099 (n)		231,000	249,197
Unicaja Banco S.A., 1% to 12/01/2025, FLR (EUR ICE Swap Rate - 1yr. + 1.15%) to 12/01/2026	EUR	100,000	104,149
UniCredit S.p.A., 2.569% to 9/22/2025, FLR (CMT - 1yr. + 2.3%) to 9/22/2026 (n)		$590,000	554,626
UniCredit S.p.A., 4.6%, 2/14/2030	EUR	430,000	495,006
Wells Fargo & Co., 3.35% to 3/02/2032, FLR (SOFR - 1 day + 1.5%) to 3/02/2033		$358,000	312,683
			$11,818,690
Medical & Health Technology & Services – 0.6%
CVS Health Corp., 5.625%, 2/21/2053		$235,000	$ 238,197
HCA, Inc., 5.25%, 6/15/2026		214,000	215,043
HCA, Inc., 5.125%, 6/15/2039		177,000	168,665
IQVIA, Inc., 6.25%, 2/01/2029 (n)		270,000	281,866
New York Society for the Relief of the Ruptured & Crippled, 2.667%, 10/01/2050		650,000	404,637
ProMedica Toledo Hospital, “B”, AGM, 6.015%, 11/15/2048		309,000	327,514
Thermo Fisher Scientific (Finance I) B.V., 2%, 10/18/2051	EUR	360,000	284,026
Thermo Fisher Scientific, Inc., 4.977%, 8/10/2030		$228,000	233,576
			$2,153,524
Metals & Mining – 0.2%
Anglo American Capital PLC, 5.625%, 4/01/2030 (n)		$326,000	$ 330,885
Glencore Funding LLC, 2.85%, 4/27/2031 (n)		392,000	338,022
			$668,907
Midstream – 0.7%
Columbia Pipelines Operating Co. LLC, 5.927%, 8/15/2030 (n)		$316,000	$ 326,749
Columbia Pipelines Operating Co. LLC, 6.036%, 11/15/2033 (n)		208,000	217,832
Enbridge, Inc., 5.7%, 3/08/2033		182,000	189,170
Enbridge, Inc., 8.5% to 1/15/2034, FLR (CMT - 5yr. + 4.431%) to 1/15/2054, FLR (CMT - 5yr. + 5.181%) to 1/15/2084		344,000	365,894
Energy Transfer LP, 5.55%, 2/15/2028		178,000	181,578
Energy Transfer LP, 7.125% to 5/15/2030, FLR (CMT - 5yr. + 5.306%) to 5/15/2171		306,000	281,972
Galaxy Pipeline Assets Bidco Ltd., 2.16%, 3/31/2034 (n)		465,493	403,630
Targa Resources Corp., 4.2%, 2/01/2033		136,000	125,043
Targa Resources Corp., 4.95%, 4/15/2052		275,000	241,256
Venture Global Calcasieu Pass LLC, 4.125%, 8/15/2031 (n)		363,000	319,805
Venture Global LNG, Inc., 9.5%, 2/01/2029 (n)		117,000	123,806
			$2,776,735

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – 7.2%
Fannie Mae, 4.5%, 3/01/2025 - 2/01/2046	$2,299,646	$ 2,287,647
Fannie Mae, 5%, 3/01/2036 - 8/01/2040	750,486	761,458
Fannie Mae, 5.5%, 11/01/2036 - 4/01/2037	62,923	64,798
Fannie Mae, 6%, 9/01/2037 - 6/01/2038	102,020	106,373
Fannie Mae, 4%, 11/01/2040 - 12/01/2040	539,894	523,789
Fannie Mae, 3.5%, 5/01/2043 - 12/01/2046	1,231,893	1,151,691
Fannie Mae, UMBS, 2%, 10/01/2036 - 2/01/2052	1,608,298	1,368,376
Fannie Mae, UMBS, 2.5%, 1/01/2050 - 4/01/2052	1,820,480	1,555,483
Fannie Mae, UMBS, 3%, 12/01/2051 - 7/01/2052	277,355	246,737
Fannie Mae, UMBS, 6%, 12/01/2052 - 11/01/2053	563,950	572,750
Fannie Mae, UMBS, 5.5%, 11/01/2053	74,930	75,258
Freddie Mac, 4%, 7/01/2025	9,586	9,447
Freddie Mac, 1.366%, 3/25/2027 (i)	809,000	31,544
Freddie Mac, 3.286%, 11/25/2027	1,303,000	1,251,488
Freddie Mac, 3.9%, 4/25/2028	400,000	392,509
Freddie Mac, 5%, 11/25/2028 - 7/01/2041	771,294	789,948
Freddie Mac, 5.975%, 3/25/2029	370,173	369,806
Freddie Mac, 5.965%, 7/25/2029 - 9/25/2029	1,159,106	1,157,251
Freddie Mac, 1.799%, 4/25/2030 (i)	1,420,926	135,904
Freddie Mac, 1.868%, 4/25/2030 (i)	1,365,340	131,481
Freddie Mac, 1.665%, 5/25/2030 (i)	1,747,943	155,785
Freddie Mac, 1.797%, 5/25/2030 (i)	3,920,368	370,408
Freddie Mac, 1.341%, 6/25/2030 (i)	1,615,349	117,542
Freddie Mac, 1.599%, 8/25/2030 (i)	1,436,842	126,950
Freddie Mac, 1.169%, 9/25/2030 (i)	905,456	59,207
Freddie Mac, 1.08%, 11/25/2030 (i)	1,823,916	113,634
Freddie Mac, 4.94%, 11/25/2030	480,572	494,413
Freddie Mac, 0.327%, 1/25/2031 (i)	6,711,113	118,481
Freddie Mac, 0.514%, 3/25/2031 (i)	8,123,358	236,417
Freddie Mac, 0.937%, 7/25/2031 (i)	1,499,257	87,531
Freddie Mac, 0.536%, 9/25/2031 (i)	6,201,367	207,665
Freddie Mac, 0.855%, 9/25/2031 (i)	1,902,494	100,968
Freddie Mac, 0.568%, 12/25/2031 (i)	1,517,361	54,732
Freddie Mac, 5.5%, 5/01/2034 - 7/01/2037	15,491	15,923
Freddie Mac, 4.5%, 12/01/2039 - 5/01/2042	441,009	440,987
Freddie Mac Multi-Family Structured Pass-Through Certificates K-511, “A2”, 4.86%, 10/25/2028	473,489	483,404
Freddie Mac, UMBS, 2%, 8/01/2037 - 2/01/2052	2,178,945	1,786,701
Freddie Mac, UMBS, 3.5%, 1/01/2047 - 11/01/2049	743,178	692,747
Freddie Mac, UMBS, 3%, 6/01/2050 - 6/01/2053	616,353	545,839
Freddie Mac, UMBS, 2.5%, 10/01/2051 - 6/01/2052	1,449,493	1,233,978
Freddie Mac, UMBS, 4%, 5/01/2052	45,197	43,143
Freddie Mac, UMBS, 6%, 11/01/2052	77,978	79,239
Freddie Mac, UMBS, 6.5%, 8/01/2053	100,001	102,475
Ginnie Mae, 5%, 5/15/2040 - 4/20/2053	98,049	97,757
Ginnie Mae, 3.5%, 6/20/2043	404,371	384,203
Ginnie Mae, 2.5%, 8/20/2051 - 8/20/2052	1,648,051	1,441,138
Ginnie Mae, 2%, 1/20/2052 - 5/20/2052	1,182,207	1,000,240
Ginnie Mae, 3%, 6/20/2052 - 11/20/2052	322,766	292,127
Ginnie Mae, 4%, 8/20/2052	140,912	134,453
Ginnie Mae, 5.5%, 2/20/2053 - 4/20/2053	242,229	244,077
Ginnie Mae, TBA, 3%, 1/15/2054	100,000	90,531
Ginnie Mae, TBA, 6%, 1/15/2054	175,000	177,933
Ginnie Mae, TBA, 6.5%, 1/15/2054	200,000	204,727
UMBS, TBA, 3%, 1/16/2054	1,050,000	928,717
UMBS, TBA, 2%, 1/25/2054	1,425,000	1,164,492
UMBS, TBA, 3.5%, 1/25/2054	1,150,000	1,054,945
		$27,867,247

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Municipals – 0.8%
Iowa Student Loan Liquidity Corp. Rev., Taxable, “A”, 5.08%, 12/01/2039		$265,000	$ 257,260
Massachusetts Educational Financing Authority, Education Loan Rev., Taxable, Issue M, “A”, 2.641%, 7/01/2037		670,000	612,694
Massachusetts Educational Financing Authority, Education Loan Rev., Taxable, Issue M, “A”, 4.949%, 7/01/2038		660,000	636,838
Massachusetts Housing Finance Agency, Single Family Housing Rev., Taxable, “226”, 5.562%, 12/01/2052		510,000	513,684
Michigan Finance Authority Hospital Rev., Taxable (Trinity Health Credit Group), 3.384%, 12/01/2040		480,000	392,696
Minnesota Housing Finance Agency, Residential Housing, Taxable, “G”, 4.337%, 1/01/2047		445,000	432,022
Oklahoma Development Finance Authority, Health System Rev., Taxable (OU Medicine Project), “C”, 5.45%, 8/15/2028		275,000	246,841
			$3,092,035
Natural Gas - Distribution – 0.1%
ENGIE Energía Chile S.A., 3.875%, 12/06/2033	EUR	100,000	$ 114,135
ENGIE S.A., 4.5%, 9/06/2042		200,000	237,517
			$351,652
Natural Gas - Pipeline – 0.3%
APA Infrastructure Ltd., 0.75%, 3/15/2029	EUR	340,000	$ 326,406
APA Infrastructure Ltd., 2.5%, 3/15/2036	GBP	770,000	723,801
APA Infrastructure Ltd., 7.125% to 2/09/2029, FLR (EUR ICE Swap Rate - 5yr. + 4.098%) to 2/09/2034, FLR (EUR ICE Swap Rate - 5yr. + 4.348%) to 2/09/2049, FLR (EUR ICE Swap Rate - 5yr. + 5.098%) to 11/08/2083	EUR	230,000	266,604
			$1,316,811
Oils – 0.1%
Neste Oyj, 3.875%, 5/21/2031	EUR	110,000	$ 125,961
Puma International Financing S.A., 5%, 1/24/2026		$223,000	212,073
			$338,034
Other Banks & Diversified Financials – 2.2%
Abanca Corp. Bancaria S.A., 5.875% to 4/02/2029, FLR (EUR Swap Rate - 1yr. + 2.6%) to 4/02/2030	EUR	300,000	$ 351,836
ABANCA Corp. Bancaria S.A., 8.375% to 9/23/2028, FLR (EUR ICE Swap Rate - 5yr. + 5.245%) to 9/23/2033		400,000	474,699
AIB Group PLC, 6.608% to 9/13/2028, FLR (SOFR - 1 day + 2.33%) to 9/13/2029 (n)		$400,000	421,381
AIB Group PLC, 5.25%, 10/23/2031	EUR	300,000	357,692
Alpha Bank, 4.25%, 2/13/2030		250,000	269,088
BBVA Bancomer S.A., 8.45% to 6/29/2033, FLR (CMT - 5yr. + 4.661%) to 6/28/2038 (n)		$425,000	453,080
BPCE S.A., 2.277% to 1/20/2031, FLR (SOFR - 1 day + 1.312%) to 1/20/2032 (n)		550,000	440,560
BPCE S.A., 4.75% to 6/14/2033, FLR (EURIBOR - 3mo. + 1.83%) to 6/14/2034	EUR	200,000	234,756
CaixaBank S.A., 5% to 7/19/2028, FLR (EURIBOR - 3mo. + 1.65%) to 7/19/2029		300,000	346,194
CaixaBank S.A., 4.25%, 9/06/2030		300,000	343,737
CaixaBank S.A., 8.25% to 9/13/2029, FLR (EUR ICE Swap Rate - 5yr. + 5.142%) to 6/13/2172		400,000	466,858
Deutsche Bank AG, 6.125% to 12/12/2029, FLR (SONIA + 2.621%) to 12/12/2030	GBP	300,000	387,154
Deutsche Bank AG, 4% to 6/24/2027, FLR (EUR ICE Swap Rate - 5yr. + 3.3%) to 6/24/2032	EUR	300,000	318,103
Deutsche Bank AG, 10% to 4/30/2028, FLR (EUR ICE Swap Rate - 1yr. + 6.94%) to 11/14/2171		200,000	240,490
Groupe BPCE S.A., 4.5%, 3/15/2025 (n)		$287,000	281,504
Intesa Sanpaolo S.p.A., 5.125%, 8/29/2031	EUR	290,000	341,210
Intesa Sanpaolo S.p.A., 7.2%, 11/28/2033 (n)		$645,000	687,579
KBC Group N.V., 4.25%, 11/28/2029	EUR	300,000	340,055
Macquarie Group Ltd., 4.747%, 1/23/2030		195,000	226,325
Macquarie Group Ltd., 6.255% to 12/07/2033, FLR (SOFR - 1 day + 2.303%) to 12/07/2034 (n)		$253,000	264,181
Manufacturers and Traders Trust Co., 4.7%, 1/27/2028		366,000	355,563
Virgin Money UK PLC, 7.625%, 8/23/2029	GBP	170,000	230,358
Virgin Money UK PLC, 11% to 6/08/2029, FLR (GBP Government Yield - 5yr. + 6.993%) to 12/30/2099		400,000	520,647
			$8,353,050

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Pharmaceuticals – 0.4%
Bayer US Finance LLC, 6.375%, 11/21/2030 (n)		$609,000	$ 626,575
Pfizer Investment Enterprises Pte. Ltd., 4.75%, 5/19/2033		375,000	375,842
Roche Holdings, Inc., 5.489%, 11/13/2030 (n)		565,000	596,563
			$1,598,980
Pollution Control – 0.2%
GFL Environmental, Inc., 3.5%, 9/01/2028 (n)		$182,000	$ 168,179
GFL Environmental, Inc., 6.75%, 1/15/2031 (n)		167,000	172,057
Waste Management, Inc., 4.625%, 2/15/2033		382,000	383,198
			$723,434
Precious Metals & Minerals – 0.1%
Northern Star Resources Ltd. Co., 6.125%, 4/11/2033 (n)		$335,000	$ 336,567
Real Estate - Office – 0.2%
Boston Properties LP, REIT, 3.65%, 2/01/2026		$307,000	$ 295,480
Corporate Office Property LP, REIT, 2.25%, 3/15/2026		356,000	331,915
Corporate Office Property LP, REIT, 2%, 1/15/2029		237,000	197,371
Corporate Office Property LP, REIT, 2.75%, 4/15/2031		107,000	86,487
			$911,253
Real Estate - Other – 0.3%
EPR Properties, REIT, 3.6%, 11/15/2031		$405,000	$ 335,894
Extra Space Storage LP, 5.5%, 7/01/2030		367,000	375,311
LXP Industrial Trust, 2.7%, 9/15/2030		380,000	314,735
			$1,025,940
Real Estate - Retail – 0.2%
STORE Capital Corp., REIT, 2.75%, 11/18/2030		$501,000	$ 391,166
WEA Finance LLC, 2.875%, 1/15/2027 (n)		470,000	418,101
			$809,267
Restaurants – 0.1%
McDonald's Corp., 3.875%, 2/20/2031	EUR	280,000	$ 320,991
Retailers – 0.2%
AutoZone, Inc., 4.75%, 8/01/2032		$238,000	$ 235,615
B&M EuropeanValue Retail S.A., 8.125%, 11/15/2030	GBP	100,000	135,432
Home Depot, Inc., 4.875%, 2/15/2044		$159,000	157,323
Home Depot, Inc., 3.625%, 4/15/2052		177,000	143,428
			$671,798
Specialty Chemicals – 0.1%
Covestro AG, 1.375%, 6/12/2030	EUR	370,000	$ 366,993
International Flavors & Fragrances, Inc., 1.832%, 10/15/2027 (n)		$241,000	211,184
			$578,177
Specialty Stores – 0.1%
DICK'S Sporting Goods, 3.15%, 1/15/2032		$309,000	$ 263,229
Supranational – 1.1%
European Financial Stability Facility, 3%, 9/04/2034	EUR	1,231,000	$ 1,391,673
European Union, 3.25%, 7/04/2034		1,123,000	1,299,529
European Union, 2.625%, 2/04/2048		620,000	636,606

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Supranational – continued
European Union, 3%, 3/04/2053	EUR	910,000	$ 985,527
			$4,313,335
Telecommunications - Wireless – 0.7%
Cellnex Finance Co. S.A., 2%, 2/15/2033	EUR	400,000	$ 375,948
Crown Castle, Inc., REIT, 3.7%, 6/15/2026		$275,000	265,371
Rogers Communications, Inc., 3.8%, 3/15/2032		413,000	380,052
TDF Infrastructure S.A.S., 5.625%, 7/21/2028	EUR	200,000	231,531
T-Mobile USA, Inc., 3.875%, 4/15/2030		$483,000	458,030
T-Mobile USA, Inc., 5.75%, 1/15/2034		197,000	208,946
Vodafone Group PLC, 3.375%, 8/08/2049	GBP	360,000	330,525
Vodafone Group PLC, 5.625%, 2/10/2053		$250,000	252,078
			$2,502,481
Telephone Services – 0.2%
Deutsche Telekom AG, 1.375%, 7/05/2034	EUR	460,000	$ 438,771
TELUS Corp., 2.85%, 11/13/2031	CAD	672,000	446,759
			$885,530
Tobacco – 0.1%
B.A.T. International Finance PLC, 2.25%, 1/16/2030	EUR	270,000	$ 264,953
Philip Morris International, Inc., 5.125%, 11/17/2027		$276,000	280,917
			$545,870
Transportation - Services – 0.8%
Aeroporti di Roma S.p.A., 4.875%, 7/10/2033	EUR	370,000	$ 429,748
Autostrade per l’Italia S.p.A., 5.125%, 6/14/2033		170,000	196,204
Autostrade per l'Italia S.p.A., 4.75%, 1/24/2031		225,000	255,907
Element Fleet Management Corp., 6.271%, 6/26/2026 (n)		$256,000	260,672
Element Fleet Management Corp., 6.319%, 12/04/2028 (n)		451,000	465,778
Holding d'Infrastructures de Transport, 1.475%, 1/18/2031	EUR	300,000	283,660
Transurban Finance Co. Pty Ltd., 4.225%, 4/26/2033		180,000	209,155
Triton International Ltd., 3.15%, 6/15/2031 (n)		$440,000	350,030
United Parcel Service, 5.05%, 3/03/2053		448,000	464,076
			$2,915,230
U.S. Government Agencies and Equivalents – 0.0%
Small Business Administration, 5.31%, 5/01/2027		$7,986	$ 7,880
U.S. Treasury Obligations – 1.0%
U.S. Treasury Bonds, 3.875%, 5/15/2043 (f)		$2,290,000	$ 2,183,014
U.S. Treasury Bonds, 4.375%, 8/15/2043		277,000	282,756
U.S. Treasury Bonds, 3.625%, 5/15/2053 (f)		513,000	474,285
U.S. Treasury Notes, 4.875%, 10/31/2030 (f)		1,037,000	1,096,790
			$4,036,845
Utilities - Electric Power – 1.9%
American Electric Power Co., Inc., 5.699%, 8/15/2025		$175,000	$ 176,149
American Electric Power Co., Inc., 5.625%, 3/01/2033		173,000	180,230
American Transmission Systems, Inc., 2.65%, 1/15/2032 (n)		104,000	87,988
Berkshire Hathaway Energy Co., 5.15%, 11/15/2043		92,000	90,522
Berkshire Hathaway Energy Co., 4.6%, 5/01/2053		76,000	67,654
Bruce Power LP, 2.68%, 12/21/2028	CAD	915,000	638,708
Duke Energy Florida LLC, 6.2%, 11/15/2053		$244,000	279,037
E.ON International Finance B.V., 5.875%, 10/30/2037	GBP	400,000	544,508

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Utilities - Electric Power – continued
EDP Servicios Financieros Espana S.A., 4.375%, 4/04/2032	EUR	114,000	$ 134,115
Enel Americas S.A., 4%, 10/25/2026		$855,000	831,925
Enel Finance International N.V., 2.25%, 7/12/2031 (n)		630,000	511,826
Enel Finance International N.V., 4.5%, 2/20/2043	EUR	140,000	159,048
EPH Financing International A.S., 6.651%, 11/13/2028		486,000	544,482
Georgia Power Co., 4.95%, 5/17/2033		$473,000	476,816
Jersey Central Power & Light Co., 2.75%, 3/01/2032 (n)		184,000	155,292
Mercury Chile Holdco LLC, 6.5%, 1/24/2027		422,000	393,188
National Grid Electricity Transmission PLC, 2%, 4/17/2040	GBP	350,000	294,181
National Grid PLC, 4.275%, 1/16/2035	EUR	230,000	262,487
NextEra Energy Capital Holdings, Inc., 6.051%, 3/01/2025		$136,000	137,211
NextEra Energy Capital Holdings, Inc., 5.749%, 9/01/2025		201,000	202,902
Pacific Gas & Electric Co., 6.1%, 1/15/2029		259,000	268,012
Pacific Gas & Electric Co., 6.4%, 6/15/2033		114,000	119,953
PPL Electric Utilities Corp, 1st Mortgage, 5.25%, 5/15/2053		376,000	387,517
SSE PLC, 4%, 9/05/2031	EUR	110,000	126,897
Xcel Energy, Inc., 4.6%, 6/01/2032		$213,000	207,646
			$7,278,294
Utilities - Gas – 0.3%
EP Infrastructure A.S., 1.698%, 7/30/2026	EUR	520,000	$ 513,657
EP Infrastructure A.S., 2.045%, 10/09/2028		680,000	621,027
			$1,134,684
Utilities - Other – 0.1%
Aegea Finance S.à r.l., 9%, 1/20/2031 (n)		$413,000	$ 438,798
Total Bonds (Identified Cost, $239,538,204)			$241,307,220
Common Stocks – 33.9%
Aerospace & Defense – 0.7%
General Dynamics Corp. (f)		5,472	$ 1,420,914
Honeywell International, Inc. (f)		2,984	625,775
L3Harris Technologies, Inc.		2,729	574,782
			$2,621,471
Alcoholic Beverages – 0.7%
Diageo PLC		29,183	$ 1,062,378
Heineken N.V.		5,600	568,384
Kirin Holdings Co. Ltd. (l)		30,900	452,762
Pernod Ricard S.A.		2,714	478,630
			$2,562,154
Apparel Manufacturers – 0.2%
Compagnie Financiere Richemont S.A.		5,241	$ 721,296
Automotive – 0.8%
Aptiv PLC (a)		9,767	$ 876,295
Bridgestone Corp. (l)		8,000	331,347
Lear Corp.		3,943	556,791
LKQ Corp. (f)		18,759	896,493
Stellantis N.V.		15,145	353,614
Tofas Turk Otomobil Fabrikasi A.S.		11,934	85,044
			$3,099,584

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Biotechnology – 0.0%
Biogen, Inc. (a)	414	$ 107,131
Broadcasting – 0.5%
Omnicom Group, Inc. (f)	19,924	$ 1,723,625
Brokerage & Asset Managers – 1.0%
Bank of New York Mellon Corp.	16,013	$ 833,477
Cboe Global Markets, Inc.	3,012	537,823
Charles Schwab Corp. (f)	29,567	2,034,209
CME Group, Inc.	2,016	424,570
		$3,830,079
Business Services – 1.2%
Accenture PLC, “A”	2,429	$ 852,360
CGI, Inc. (a)	4,757	509,608
Experian PLC	12,816	523,076
Fidelity National Information Services, Inc.	7,079	425,236
Fiserv, Inc. (a)(f)	6,162	818,560
SCSK Corp.	6,200	122,945
Secom Co. Ltd.	12,900	929,074
TriNet Group, Inc. (a)	1,356	161,269
Verisk Analytics, Inc., “A”	767	183,206
		$4,525,334
Cable TV – 0.7%
Comcast Corp., “A” (f)	63,593	$ 2,788,553
Chemicals – 0.3%
Nutrien Ltd.	1,406	$ 79,211
PPG Industries, Inc.	6,820	1,019,931
		$1,099,142
Computer Software – 0.6%
Dun & Bradstreet Holdings, Inc.	63,048	$ 737,662
Microsoft Corp. (f)	4,357	1,638,406
		$2,376,068
Computer Software - Systems – 1.6%
Amadeus IT Group S.A.	6,278	$ 449,657
Cap Gemini S.A.	4,706	980,592
Fujitsu Ltd.	5,700	860,053
Hitachi Ltd.	15,800	1,139,617
Hon Hai Precision Industry Co. Ltd.	238,000	810,381
Lenovo Group Ltd.	256,000	358,010
Samsung Electronics Co. Ltd.	24,032	1,461,624
Seagate Technology Holdings PLC	1,399	119,433
		$6,179,367
Construction – 0.9%
Anhui Conch Cement Co. Ltd.	113,000	$ 261,064
Compagnie de Saint-Gobain S.A.	5,257	386,859
Heidelberg Materials AG	5,433	485,459
Masco Corp.	18,271	1,223,792
Stanley Black & Decker, Inc.	5,922	580,948
Techtronic Industries Co. Ltd.	31,000	369,411

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Construction – continued
Zhejiang Supor Co. Ltd., “A”	15,600	$ 116,601
		$3,424,134
Consumer Products – 0.9%
Colgate-Palmolive Co. (f)	9,971	$ 794,789
Kenvue, Inc.	32,851	707,282
Kimberly-Clark Corp. (f)	9,634	1,170,627
Procter & Gamble Co.	657	96,277
Reckitt Benckiser Group PLC	10,739	741,915
		$3,510,890
Electrical Equipment – 1.1%
Johnson Controls International PLC	25,155	$ 1,449,934
Legrand S.A.	5,516	573,011
Mitsubishi Electric Corp.	29,100	412,560
Schneider Electric SE	8,428	1,691,298
		$4,126,803
Electronics – 1.6%
Analog Devices, Inc.	1,066	$ 211,665
Broadcom, Inc.	231	257,854
Intel Corp.	23,101	1,160,825
Kyocera Corp.	60,000	875,745
Lam Research Corp.	657	514,602
Novatek Microelectronics Corp.	18,000	303,221
NVIDIA Corp.	439	217,401
NXP Semiconductors N.V.	5,764	1,323,875
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	6,164	641,056
Texas Instruments, Inc. (f)	4,356	742,524
		$6,248,768
Energy - Independent – 1.2%
ConocoPhillips (f)	13,803	$ 1,602,114
Hess Corp.	7,446	1,073,415
Phillips 66	9,410	1,252,848
Pioneer Natural Resources Co.	1,532	344,516
Valero Energy Corp.	3,829	497,770
		$4,770,663
Energy - Integrated – 1.3%
Eni S.p.A.	105,360	$ 1,785,159
Exxon Mobil Corp. (f)	1,968	196,761
LUKOIL PJSC (a)(u)	1,414	0
PetroChina Co. Ltd.	874,000	577,555
Petroleo Brasileiro S.A., ADR	16,403	250,638
Suncor Energy, Inc.	36,869	1,181,155
TotalEnergies SE	16,388	1,114,438
		$5,105,706
Engineering - Construction – 0.1%
ACS Actividades de Construcción y Servicios S.A.	3,395	$ 150,516
Doosan Bobcat, Inc.	5,243	204,350
		$354,866

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Food & Beverages – 0.7%
Archer Daniels Midland Co.	4,394	$ 317,335
Danone S.A.	10,593	686,212
General Mills, Inc. (f)	16,010	1,042,891
J.M. Smucker Co.	4,076	515,125
		$2,561,563
Food & Drug Stores – 0.5%
BIM Birlesik Magazalar A.S.	19,684	$ 200,889
Tesco PLC	418,085	1,548,110
Wesfarmers Ltd.	4,095	159,172
		$1,908,171
Forest & Paper Products – 0.1%
Weyerhaeuser Co., REIT	8,144	$ 283,167
Gaming & Lodging – 0.0%
Aristocrat Leisure Ltd.	4,386	$ 122,004
Health Maintenance Organizations – 0.6%
Cigna Group (f)	7,788	$ 2,332,117
Insurance – 2.0%
Aon PLC (s)	5,431	$ 1,580,530
China Pacific Insurance Co. Ltd.	40,200	81,136
Chubb Ltd.	5,240	1,184,240
DB Insurance Co. Ltd. (a)	1,806	117,138
Equitable Holdings, Inc.	21,381	711,987
Hartford Financial Services Group, Inc.	3,663	294,432
Manulife Financial Corp.	62,589	1,383,047
MetLife, Inc. (f)	7,515	496,967
Samsung Fire & Marine Insurance Co. Ltd. (a)	2,709	552,482
Travelers Cos., Inc.	691	131,629
Willis Towers Watson PLC	4,211	1,015,693
		$7,549,281
Internet – 0.3%
Alphabet, Inc., “A” (a)(f)	8,076	$ 1,128,136
Machinery & Tools – 1.0%
Eaton Corp. PLC	5,211	$ 1,254,913
Ingersoll Rand, Inc.	8,150	630,321
Kubota Corp.	34,700	522,346
Regal Rexnord Corp.	5,495	813,370
Timken Co.	1,350	108,202
Volvo Group	23,191	601,731
		$3,930,883
Major Banks – 3.8%
ABN AMRO Group N.V., GDR	53,453	$ 801,938
Bank of America Corp.	46,852	1,577,507
BNP Paribas	31,487	2,175,633
DBS Group Holdings Ltd.	44,200	1,118,941
Erste Group Bank AG	4,333	175,695
Goldman Sachs Group, Inc.	5,034	1,941,966
JPMorgan Chase & Co.	10,598	1,802,720

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Major Banks – continued
Mitsubishi UFJ Financial Group, Inc.	145,800	$ 1,252,743
NatWest Group PLC	439,041	1,227,814
Regions Financial Corp.	8,977	173,974
UBS Group AG	80,426	2,495,831
		$14,744,762
Medical & Health Technology & Services – 0.3%
ICON PLC (a)	1,827	$ 517,169
McKesson Corp.	1,483	686,599
		$1,203,768
Medical Equipment – 0.5%
Becton, Dickinson and Co.	3,364	$ 820,244
Boston Scientific Corp. (a)(f)	5,377	310,844
Medtronic PLC	11,820	973,732
		$2,104,820
Metals & Mining – 0.9%
Fortescue Ltd.	7,024	$ 138,904
Glencore PLC	173,247	1,042,535
PT United Tractors Tbk	30,700	45,112
Rio Tinto PLC	21,754	1,619,913
United States Steel Corp.	6,929	337,096
Vale S.A.	20,000	317,853
		$3,501,413
Other Banks & Diversified Financials – 0.8%
China Construction Bank Corp.	349,000	$ 207,831
Julius Baer Group Ltd.	10,046	563,188
KB Financial Group, Inc.	2,911	121,754
M&T Bank Corp.	1,640	224,811
Northern Trust Corp.	12,542	1,058,294
Sberbank of Russia PJSC (a)(u)	137,348	0
Truist Financial Corp.	22,019	812,941
		$2,988,819
Pharmaceuticals – 2.8%
AbbVie, Inc.	7,964	$ 1,234,181
Bayer AG	28,939	1,074,385
Johnson & Johnson (f)	14,624	2,292,166
Merck & Co., Inc.	1,586	172,906
Novartis AG	6,144	619,988
Organon & Co. (f)	43,283	624,141
Pfizer, Inc. (f)	46,611	1,341,931
Roche Holding AG	9,530	2,770,447
Sanofi	7,255	718,902
		$10,849,047
Printing & Publishing – 0.3%
RELX PLC	13,879	$ 548,824
Wolters Kluwer N.V.	3,964	563,199
		$1,112,023

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Railroad & Shipping – 0.3%
A.P. Moller-Maersk A/S	39	$ 70,114
Union Pacific Corp.	4,314	1,059,605
		$1,129,719
Real Estate – 0.1%
Brixmor Property Group, Inc., REIT	8,309	$ 193,351
Broadstone Net Lease, Inc., REIT	3,936	67,778
NNN REIT, Inc.	4,513	194,510
		$455,639
Restaurants – 0.2%
Sodexo	4,632	$ 509,407
Texas Roadhouse, Inc.	1,719	210,113
		$719,520
Specialty Chemicals – 0.3%
Akzo Nobel N.V.	5,809	$ 479,809
Axalta Coating Systems Ltd. (a)	13,958	474,153
Chemours Co.	3,870	122,060
Nitto Denko Corp.	3,000	224,468
		$1,300,490
Specialty Stores – 0.2%
Home Depot, Inc. (f)	1,141	$ 395,414
Ross Stores, Inc.	1,629	225,437
		$620,851
Telecommunications - Wireless – 0.7%
KDDI Corp.	50,500	$ 1,606,688
T-Mobile USA, Inc. (f)	7,012	1,124,234
		$2,730,922
Telephone Services – 0.2%
Hellenic Telecommunications Organization S.A.	20,306	$ 289,177
Quebecor, Inc., “B”	13,397	318,685
		$607,862
Tobacco – 0.6%
British American Tobacco PLC	32,435	$ 949,035
Japan Tobacco, Inc. (l)	25,000	646,277
Philip Morris International, Inc. (f)	8,890	836,371
		$2,431,683
Utilities - Electric Power – 1.3%
Duke Energy Corp.	6,197	$ 601,357
E.ON SE	63,103	846,400
Edison International (f)	11,933	853,090
Iberdrola S.A.	64,926	850,783
National Grid PLC	60,486	815,702
PG&E Corp.	51,900	935,757
Vistra Corp.	4,508	173,648
		$5,076,737
Total Common Stocks (Identified Cost, $89,194,696)		$130,569,031

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Preferred Stocks – 0.5%
Consumer Products – 0.3%
Henkel AG & Co. KGaA	15,137	$ 1,217,526
Metals & Mining – 0.2%
Gerdau S.A.	106,640	$ 521,609
Total Preferred Stocks (Identified Cost, $1,417,748)		$1,739,135
Convertible Bonds – 0.0%
Utilities - Electric Power – 0.0%
Pacific Gas and Electric Corp., 4.25%, 12/01/2027 (n) (Identified Cost, $97,000)	$97,000	$ 101,656
Investment Companies (h) – 2.8%
Money Market Funds – 2.8%
MFS Institutional Money Market Portfolio, 5.42% (v) (Identified Cost, $10,844,551)	10,844,443	$ 10,846,612
Underlying/Expiration Date/Exercise Price	Put/Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts
Purchased Options – 0.2%
Market Index Securities – 0.2%
iTraxx Europe Series 40 Index Credit Default Swap – Fund receives 5%, Fund pays notional amount upon a defined credit event of an index constituent – May 2024 @ 3.5%	Call	Merrill Lynch International	$ 11,662,801	EUR 9,860,000	$154,874
iTraxx Europe Series 40 Index Credit Default Swap – Fund receives 5%, Fund pays notional amount upon a defined credit event of an index constituent – May 2024 @ 3.5%	Call	Barclays Bank PLC	5,381,921	4,550,000	71,468
iTraxx Europe Series 40 Index Credit Default Swap – Fund receives 5%, Fund pays notional amount upon a defined credit event of an index constituent – May 2024 @ 3.5%	Call	Merrill Lynch International	21,941,678	18,550,000	84,460
Euro Stoxx 50 Index – March 2025 @ EUR 3,400	Put	Goldman Sachs International	6,838,595	137	100,727
S&P 500 Index – December 2024 @ $3,600	Put	Merrill Lynch International	4,292,847	9	41,121
S&P 500 Index – June 2025 @ $3,500	Put	Merrill Lynch International	4,292,847	9	61,020
S&P 500 Index – December 2025 @ $3,400	Put	Merrill Lynch International	4,292,847	9	75,978
Total Purchased Options (Premiums Paid, $636,100)					$589,648
Other Assets, Less Liabilities – (0.1)%					(478,792)
Net Assets – 100.0%					$384,674,510
(a)	Non-income producing security.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts and cleared swap agreements.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $10,846,612 and $374,306,690, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $49,704,546, representing 12.9% of net assets.
(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(s)	Security or a portion of the security was pledged to cover collateral requirements for certain derivative transactions.

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
AGM	Assured Guaranty Municipal
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank Offered Rate
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
GDR	Global Depositary Receipt
ICE	Intercontinental Exchange
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Index Average
TBA	To Be Announced
UMBS	Uniform Mortgage-Backed Security
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Yuan Renminbi (Offshore)
CNY	China Yuan Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	Romanian New Leu
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Derivative Contracts at 12/31/23
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
AUD	3,572,091	USD	2,308,619	BNP Paribas S.A.	1/19/2024	$126,838
AUD	1,321,455	USD	846,685	JPMorgan Chase Bank N.A.	1/19/2024	54,285
AUD	3,436,000	USD	2,273,050	JPMorgan Chase Bank N.A.	2/22/2024	72,058
AUD	6,947,000	USD	4,409,150	Morgan Stanley Capital Services, Inc.	2/22/2024	332,255
AUD	2,065,562	USD	1,344,739	State Street Bank Corp.	1/19/2024	63,565
BRL	1,642,598	USD	333,063	Citibank N.A.	2/02/2024	4,539
CAD	1,155,000	USD	842,959	HSBC Bank	2/22/2024	29,315
CAD	1,328,616	USD	974,063	JPMorgan Chase Bank N.A.	1/19/2024	28,877
CAD	196,097	USD	146,632	State Street Bank Corp.	1/19/2024	1,397
CAD	6,859,275	USD	5,032,248	UBS AG	1/19/2024	145,655
CHF	1,566,000	USD	1,805,506	Brown Brothers Harriman	2/22/2024	65,899
CHF	824,000	USD	931,789	Morgan Stanley Capital Services, Inc.	2/22/2024	52,909
CHF	1,245,435	USD	1,397,265	State Street Bank Corp.	1/19/2024	85,859
CLP	98,837,007	USD	105,307	Barclays Bank PLC	1/16/2024	6,810
CNH	77,946,702	USD	10,692,571	Barclays Bank PLC	1/19/2024	258,287
CNH	5,106,000	USD	700,296	Deutsche Bank AG	1/19/2024	17,054
CNH	10,250,000	USD	1,411,541	Goldman Sachs International	1/19/2024	28,498
CNH	1,220,109	USD	171,179	JPMorgan Chase Bank N.A.	1/19/2024	236
CNY	2,712,000	USD	374,160	Citibank N.A.	2/22/2024	10,112
COP	1,093,226,617	USD	253,958	Citibank N.A.	1/17/2024	27,351
DKK	3,499,358	USD	498,845	State Street Bank Corp.	1/19/2024	19,786
EUR	1,516,206	USD	1,618,634	Barclays Bank PLC	1/19/2024	56,225
EUR	7,441,576	USD	8,075,755	HSBC Bank	1/19/2024	144,492
EUR	823,207	USD	875,298	JPMorgan Chase Bank N.A.	1/19/2024	34,046
EUR	6,900,000	USD	7,558,917	Merrill Lynch International	2/22/2024	73,336
EUR	1,013,126	USD	1,081,931	Morgan Stanley Capital Services, Inc.	1/19/2024	37,206
EUR	208,620	USD	227,058	State Street Bank Corp.	1/19/2024	3,393
EUR	4,687,588	USD	5,038,277	UBS AG	1/19/2024	139,812
GBP	1,398,401	USD	1,780,017	Barclays Bank PLC	1/19/2024	2,610
GBP	87,312	USD	110,870	Brown Brothers Harriman	1/19/2024	432
GBP	2,164,271	USD	2,685,406	Deutsche Bank AG	1/19/2024	73,523
GBP	756,642	USD	927,867	HSBC Bank	1/19/2024	36,671
GBP	716,000	USD	870,845	JPMorgan Chase Bank N.A.	2/22/2024	42,045
GBP	144,451	USD	177,611	Morgan Stanley Capital Services, Inc.	1/19/2024	6,529
GBP	2,474,000	USD	3,129,228	Morgan Stanley Capital Services, Inc.	2/22/2024	25,088
GBP	188,656	USD	228,870	State Street Bank Corp.	1/19/2024	11,622
GBP	4,528,654	USD	5,772,689	State Street Bank Corp.	2/22/2024	1,283
HUF	68,667,898	USD	186,262	Goldman Sachs International	1/19/2024	11,233
IDR	16,446,682,962	USD	1,059,669	Barclays Bank PLC	2/12/2024	8,077
JPY	2,284,071,733	USD	15,495,149	Barclays Bank PLC	1/19/2024	739,601
JPY	103,852,877	USD	713,317	Citibank N.A.	1/19/2024	24,849
JPY	35,260,595	USD	249,119	Deutsche Bank AG	1/19/2024	1,507
JPY	246,976,072	USD	1,674,551	JPMorgan Chase Bank N.A.	1/19/2024	80,909
JPY	746,088,000	USD	5,080,641	JPMorgan Chase Bank N.A.	2/22/2024	250,626
JPY	120,101,314	USD	806,436	Morgan Stanley Capital Services, Inc.	1/19/2024	47,221
JPY	209,383,800	USD	1,404,137	UBS AG	1/19/2024	84,123
KRW	1,541,697,047	USD	1,183,100	Barclays Bank PLC	1/26/2024	15,524
KRW	2,527,060,000	USD	1,964,138	Barclays Bank PLC	2/16/2024	2,957
KRW	371,907,030	USD	280,255	Citibank N.A.	1/26/2024	8,891
KRW	3,030,060,000	USD	2,342,709	Merrill Lynch International	2/16/2024	15,927
NOK	4,362,000	USD	407,266	Brown Brothers Harriman	2/22/2024	22,567

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
NOK	8,878,341	USD	814,697	Deutsche Bank AG	1/19/2024	$59,513
NOK	2,264,000	USD	212,667	Deutsche Bank AG	2/22/2024	10,429
NOK	12,682,781	USD	1,235,681	Goldman Sachs International	1/19/2024	13,135
NOK	1,893,699	USD	173,218	Merrill Lynch International	1/19/2024	13,246
NOK	146,882,623	USD	13,893,416	State Street Bank Corp.	2/22/2024	580,462
NZD	1,169,732	USD	688,520	HSBC Bank	1/19/2024	50,961
NZD	3,291,000	USD	1,948,038	HSBC Bank	2/22/2024	132,730
NZD	9,201,000	USD	5,657,113	JPMorgan Chase Bank N.A.	2/22/2024	160,314
NZD	5,075,391	USD	3,024,328	State Street Bank Corp.	1/19/2024	184,233
PEN	6,745,500	USD	1,793,130	Barclays Bank PLC	1/29/2024	28,944
PEN	273,556	USD	73,748	Goldman Sachs International	1/29/2024	144
PLN	2,454,931	USD	584,958	HSBC Bank	1/19/2024	38,830
SEK	110,761,497	USD	10,207,478	Barclays Bank PLC	2/22/2024	795,835
SEK	20,345,000	USD	1,862,966	JPMorgan Chase Bank N.A.	2/22/2024	158,155
SEK	2,626,000	USD	251,104	Morgan Stanley Capital Services, Inc.	2/22/2024	9,769
SEK	1,045,000	USD	96,257	State Street Bank Corp.	1/19/2024	7,418
SEK	56,154,080	USD	5,174,284	UBS AG	1/19/2024	396,745
SGD	715,724	USD	524,059	State Street Bank Corp.	1/19/2024	18,662
THB	39,377,582	USD	1,135,455	Barclays Bank PLC	1/16/2024	19,479
THB	67,026,590	USD	1,899,577	JPMorgan Chase Bank N.A.	1/19/2024	66,825
TWD	726,699	USD	22,532	Goldman Sachs International	1/30/2024	1,224
USD	614,180	CZK	13,732,670	Brown Brothers Harriman	1/19/2024	427
USD	353,920	CZK	7,843,822	State Street Bank Corp.	2/22/2024	3,694
USD	1,296,423	CZK	28,911,435	UBS AG	1/19/2024	4,287
USD	741,227	EUR	666,846	HSBC Bank	1/19/2024	4,604
USD	8,067	EUR	7,282	State Street Bank Corp.	1/19/2024	23
USD	268,521	GBP	210,415	Deutsche Bank AG	1/19/2024	292
USD	1,041,187	IDR	16,018,869,000	Citibank N.A.	2/22/2024	1,354
USD	246,017	NZD	388,854	Deutsche Bank AG	1/19/2024	191
						$6,195,835
Liability Derivatives
AUD	463,615	USD	318,107	Barclays Bank PLC	1/19/2024	$(2,014)
CNH	17,922,425	USD	2,520,752	JPMorgan Chase Bank N.A.	1/19/2024	(2,802)
EUR	111,043	USD	122,983	JPMorgan Chase Bank N.A.	1/19/2024	(321)
EUR	111,240	USD	123,156	Morgan Stanley Capital Services, Inc.	1/19/2024	(275)
EUR	782,071	USD	870,483	UBS AG	1/19/2024	(6,577)
USD	13,905,755	AUD	21,536,767	HSBC Bank	2/22/2024	(793,328)
USD	277,684	AUD	434,521	JPMorgan Chase Bank N.A.	1/19/2024	(18,573)
USD	245,426	AUD	360,389	Morgan Stanley Capital Services, Inc.	1/19/2024	(288)
USD	3,628,383	AUD	5,718,942	State Street Bank Corp.	1/19/2024	(270,801)
USD	196,405	AUD	305,146	UBS AG	1/19/2024	(11,644)
USD	211,385	BRL	1,049,209	Barclays Bank PLC	2/02/2024	(4,258)
USD	413,519	BRL	2,031,000	Goldman Sachs International	2/22/2024	(2,772)
USD	279,889	BRL	1,382,765	Morgan Stanley Capital Services, Inc.	2/02/2024	(4,309)
USD	1,477,505	CAD	1,993,000	HSBC Bank	2/22/2024	(27,639)
USD	3,143,836	CAD	4,245,830	JPMorgan Chase Bank N.A.	2/22/2024	(62,681)
USD	236,508	CAD	322,773	NatWest Markets PLC	1/19/2024	(7,146)
USD	3,537,597	CAD	4,815,097	State Street Bank Corp.	1/19/2024	(97,205)
USD	7,289,682	CAD	9,884,000	State Street Bank Corp.	2/22/2024	(174,867)
USD	2,011,273	CAD	2,729,718	UBS AG	1/19/2024	(49,326)
USD	17,024,327	CHF	14,725,692	State Street Bank Corp.	2/22/2024	(573,198)
USD	409,879	CNY	2,901,000	Barclays Bank PLC	2/22/2024	(1,173)

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
USD	18,917,397	CNY	136,110,674	Morgan Stanley Capital Services, Inc.	2/22/2024	$(368,556)
USD	265,111	COP	1,149,784,960	Citibank N.A.	2/22/2024	(28,644)
USD	1,652,333	CZK	38,591,055	HSBC Bank	1/19/2024	(72,414)
USD	486,843	DKK	3,297,301	State Street Bank Corp.	2/22/2024	(2,683)
USD	5,269,375	EUR	4,954,501	Barclays Bank PLC	1/19/2024	(203,555)
USD	1,364,125	EUR	1,262,348	Brown Brothers Harriman	1/19/2024	(30,312)
USD	675,531	EUR	637,467	Citibank N.A.	1/19/2024	(28,640)
USD	4,171,685	EUR	3,884,795	HSBC Bank	1/19/2024	(119,608)
USD	45,337,240	EUR	41,343,800	HSBC Bank	2/22/2024	(394,113)
USD	1,443,902	EUR	1,338,912	JPMorgan Chase Bank N.A.	1/19/2024	(35,108)
USD	6,436,466	EUR	6,054,000	JPMorgan Chase Bank N.A.	2/22/2024	(260,007)
USD	44,419	EUR	41,759	Merrill Lynch International	1/19/2024	(1,709)
USD	338,700	EUR	314,639	Morgan Stanley Capital Services, Inc.	1/19/2024	(8,862)
USD	212,410	EUR	195,000	NatWest Markets PLC	1/19/2024	(2,995)
USD	8,636,969	EUR	7,863,754	State Street Bank Corp.	1/19/2024	(49,634)
USD	2,828,026	EUR	2,616,992	UBS AG	1/19/2024	(62,802)
USD	1,239,294	GBP	983,590	Barclays Bank PLC	1/19/2024	(14,548)
USD	253,953	GBP	201,580	HSBC Bank	1/19/2024	(3,014)
USD	1,676,438	GBP	1,355,614	JPMorgan Chase Bank N.A.	1/19/2024	(51,646)
USD	534,319	GBP	420,716	Morgan Stanley Capital Services, Inc.	1/19/2024	(1,992)
USD	3,421,650	GBP	2,738,000	Morgan Stanley Capital Services, Inc.	2/22/2024	(69,262)
USD	2,681,484	GBP	2,199,362	State Street Bank Corp.	1/19/2024	(122,178)
USD	4,032,574	GBP	3,319,509	UBS AG	1/19/2024	(199,006)
USD	351,340	ILS	1,321,342	State Street Bank Corp.	2/22/2024	(14,069)
USD	50,483	JPY	7,242,505	Brown Brothers Harriman	1/19/2024	(995)
USD	35,572,247	JPY	5,005,607,490	HSBC Bank	2/22/2024	(195,958)
USD	318,571	JPY	47,513,477	JPMorgan Chase Bank N.A.	1/19/2024	(19,146)
USD	894,258	JPY	128,472,000	JPMorgan Chase Bank N.A.	2/22/2024	(23,755)
USD	407,825	JPY	59,633,991	NatWest Markets PLC	1/19/2024	(16,042)
USD	1,355,991	JPY	198,378,939	State Street Bank Corp.	1/19/2024	(54,048)
USD	116,046	KRW	151,590,736	Barclays Bank PLC	1/09/2024	(1,705)
USD	2,103,123	KRW	2,714,653,480	Barclays Bank PLC	2/16/2024	(9,997)
USD	10,321,645	KRW	13,659,871,920	Citibank N.A.	1/26/2024	(298,497)
USD	2,378,380	KRW	3,156,538,970	Citibank N.A.	2/22/2024	(79,631)
USD	1,316,328	KRW	1,767,380,545	Morgan Stanley Capital Services, Inc.	2/22/2024	(59,940)
USD	2,876,334	MXN	53,097,990	HSBC Bank	1/19/2024	(242,680)
USD	278,606	MXN	4,861,650	State Street Bank Corp.	1/19/2024	(6,971)
USD	673,409	MXN	11,854,487	State Street Bank Corp.	2/22/2024	(19,101)
USD	783,518	NOK	8,587,556	Deutsche Bank AG	1/19/2024	(62,059)
USD	3,874,661	NOK	42,624,000	Deutsche Bank AG	2/22/2024	(325,527)
USD	9,922,755	NZD	16,757,164	State Street Bank Corp.	1/19/2024	(670,789)
USD	9,330,889	NZD	15,702,032	State Street Bank Corp.	2/22/2024	(596,883)
USD	1,665,892	PEN	6,469,491	Barclays Bank PLC	1/29/2024	(81,627)
USD	375,932	PLN	1,555,778	UBS AG	2/22/2024	(19,211)
USD	187,948	RON	857,000	JPMorgan Chase Bank N.A.	2/22/2024	(2,110)
USD	1,219,579	SEK	13,449,000	Morgan Stanley Capital Services, Inc.	2/22/2024	(116,477)
USD	4,388,558	SEK	47,670,692	UBS AG	1/19/2024	(340,837)
USD	564,624	SGD	758,722	JPMorgan Chase Bank N.A.	2/22/2024	(11,595)
USD	1,079,209	THB	38,889,309	Barclays Bank PLC	1/16/2024	(61,404)
						$(7,573,539)

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
CAC 40 Index	Short	EUR	43	$3,586,348	January – 2024	$5,826
FTSE Taiwan Index	Long	USD	52	3,225,040	January – 2024	64,938
Hang Seng Index	Long	HKD	57	6,252,955	January – 2024	125,080
KOSPI 200 Index	Long	KRW	79	5,562,020	March – 2024	370,630
Mexbol Index	Long	MXN	7	241,267	March – 2024	10,713
Mini Ibovespa	Long	BRL	403	2,253,103	February – 2024	119,936
NSE IFSC NIFTY 50 Index	Long	USD	9	393,273	January – 2024	5,356
OMX 30 Index	Long	SEK	543	12,927,546	January – 2024	319,977
S&P 500 E-Mini Index	Long	USD	13	3,133,000	March – 2024	116,601
S&P/TSX 60 Index	Long	CAD	2	383,503	March – 2024	12,987
Topix Index	Long	JPY	52	8,725,674	March – 2024	95,481
						$1,247,525
Interest Rate Futures
Australian Bond 10 yr	Long	AUD	370	$29,415,688	March – 2024	$806,113
Euro-Bobl 5 yr	Long	EUR	71	9,349,221	March – 2024	99,441
Euro-Buxl 30 yr	Long	EUR	10	1,564,518	March – 2024	99,774
U.S. Treasury Bond 30 yr	Long	USD	52	6,496,750	March – 2024	502,805
U.S. Treasury Note 10 yr	Long	USD	299	33,754,297	March – 2024	1,073,439
U.S. Treasury Note 2 yr	Long	USD	61	12,560,758	March – 2024	123,251
U.S. Treasury Note 5 yr	Long	USD	59	6,417,633	March – 2024	147,485
U.S. Treasury Ultra Bond 30 yr	Long	USD	12	1,603,125	March – 2024	153,311
						$3,005,619
						$4,253,144
Liability Derivatives
Equity Futures
BIST 30 Index	Long	TRY	2,602	$7,525,768	February – 2024	$(263,278)
DAX Index	Long	EUR	1	466,778	March – 2024	(997)
FTSE 100 Index	Short	GBP	52	5,141,148	March – 2024	(118,247)
FTSE MIB Index	Long	EUR	74	12,466,655	March – 2024	(48,264)
FTSE/JSE Top 40 Index	Short	ZAR	262	10,225,054	March – 2024	(264,534)
IBEX 35 Index	Long	EUR	99	11,023,315	January – 2024	(103,782)
MSCI Singapore Index	Short	SGD	630	13,733,737	January – 2024	(487,970)
Russell 2000 Index	Short	USD	154	15,767,290	March – 2024	(1,218,560)
S&P/ASX 200 Index	Short	AUD	76	9,820,717	March – 2024	(200,894)
						$(2,706,526)
Interest Rate Futures
Canadian Treasury Bond 10 yr	Short	CAD	52	$4,873,295	March – 2024	$(211,132)
Euro-Bund 10 yr	Short	EUR	255	38,628,430	March – 2024	(970,379)
Euro-Schatz 2 yr	Short	EUR	73	8,586,287	March – 2024	(33,292)
Japan Government Bond 10 yr	Short	JPY	5	5,202,482	March – 2024	(68,493)
Long Gilt 10 yr	Short	GBP	189	24,729,296	March – 2024	(1,474,484)
U.S. Treasury Ultra Note 10 yr	Short	USD	40	4,720,625	March – 2024	(153,380)
						$(2,911,160)
						$(5,617,686)

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Cleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives
Interest Rate Swaps
1/02/26	BRL	4,100,000	centrally cleared	11.095%/At Maturity	Average Daily BZDIOVRA/At Maturity	$13,264	$—	$13,264
1/02/26	BRL	4,100,000	centrally cleared	10.48%/At Maturity	Average Daily BZDIOVRA/At Maturity	4,016	—	4,016
3/18/26	USD	121,300,000	centrally cleared	3.942%/Annually	SOFR - 1 day/Annually	252,141	29,046	281,187
1/04/27	BRL	4,200,000	centrally cleared	10.3625%/At Maturity	Average Daily BZDIOVRA/At Maturity	6,126	—	6,126
6/18/27	USD	33,500,000	centrally cleared	3.412%/Annually	SOFR - 1 day/Annually	183,421	—	183,421
3/21/29	USD	51,300,000	centrally cleared	3.525%/Annually	SOFR - 1 day/Annually	187,298	22,509	209,807
						$646,266	$51,555	$697,821
Liability Derivatives
Interest Rate Swaps
3/21/29	CNY	37,913,000	centrally cleared	2.38%/Quarterly	CFRR/Quarterly	$(52,040)	$24,011	$(28,029)
3/15/34	USD	28,100,000	centrally cleared	SOFR - 1 day/Annually	3.477%/Annually	(104,813)	(2,983)	(107,796)
3/18/54	USD	13,000,000	centrally cleared	SOFR - 1 day/Annually	3.305%/Annually	(24,293)	(8,278)	(32,571)
6/18/55	USD	3,500,000	centrally cleared	SOFR - 1 day/Annually	3.458%/Annually	(158,007)	—	(158,007)
						$(339,153)	$12,750	$(326,403)
Uncleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives
Credit Default Swaps
6/20/28	EUR	580,000	Barclays Bank PLC	5.00%/Quarterly	(1)	$23,641	$76,104	$99,745
(1) Fund, as protection seller, to pay notional amount upon a defined credit event by Glencore Funding LLC, 1.75%, 3/17/25, a BBB+ rated bond. The fund entered into the contract to gain issuer exposure.
The credit ratings presented here are an indicator of the current payment/performance risk of the related swap agreement, the reference obligation for which may be either a single security or, in the case of a credit default swap index, a basket of securities issued by corporate or sovereign issuers. Ratings are assigned to each reference security, including each individual security within a reference basket of securities, utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, than the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). The ratings for a credit default swap index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.
At December 31, 2023, the fund had cash collateral of $1,122,987 and other liquid securities with an aggregate value of $28,278,207 to cover any collateral or margin obligations for certain derivative contracts.  Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/23 Assets
Investments in unaffiliated issuers, at value, including $1,275,263 of securities on loan (identified cost, $330,883,748)	$374,306,690
Investments in affiliated issuers, at value (identified cost, $10,844,551)	10,846,612
Cash	70
Foreign currency, at value (identified cost, $12)	24
Restricted cash for
Forward foreign currency exchange contracts	540,000
Deposits with brokers for
Futures contracts	560,706
Exchange-traded options	22,281
Receivables for
Net daily variation margin on open cleared swap agreements	173,717
Forward foreign currency exchange contracts	6,195,835
Net daily variation margin on open futures contracts	505,487
Investments sold	737,724
Fund shares sold	7,990
Interest and dividends	2,833,246
Uncleared swaps, at value (net of unamortized premiums paid, $76,104)	99,745
Other assets	2,066
Total assets	$396,832,193
Liabilities
Payables for
Forward foreign currency exchange contracts	$7,573,539
Investments purchased	89,103
TBA purchase commitments	3,565,435
Fund shares reacquired	762,904
Payable to affiliates
Investment adviser	30,457
Administrative services fee	634
Shareholder servicing costs	10
Distribution and/or service fees	9,671
Payable for independent Trustees' compensation	408
Deferred foreign capital gains tax expense payable	227
Accrued expenses and other liabilities	125,295
Total liabilities	$12,157,683
Net assets	$384,674,510
Net assets consist of
Paid-in capital	$339,631,125
Total distributable earnings (loss)	45,043,385
Net assets	$384,674,510
Shares of beneficial interest outstanding	28,794,008
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$32,096,305	2,355,094	$13.63
Service Class	352,578,205	26,438,914	13.34
See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/23
Net investment income (loss)
Income
Interest	$10,946,323
Dividends	4,409,113
Dividends from affiliated issuers	478,290
Other	17,373
Income on securities loaned	5,333
Foreign taxes withheld	(258,896)
Total investment income	$15,597,536
Expenses
Management fee	$2,886,793
Distribution and/or service fees	905,634
Shareholder servicing costs	2,440
Administrative services fee	67,195
Independent Trustees' compensation	9,272
Custodian fee	105,932
Audit and tax fees	80,225
Legal fees	2,004
Interest expense and fees	289,856
Miscellaneous	52,111
Total expenses	$4,401,462
Reduction of expenses by investment adviser	(207,582)
Net expenses	$4,193,880
Net investment income (loss)	$11,403,656
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (includes $3,685 foreign capital gains tax)	$(3,928,145)
Affiliated issuers	(1,347)
Written options	21,973
Futures contracts	4,223,167
Swap agreements	(1,058,936)
Forward foreign currency exchange contracts	(3,866,980)
Foreign currency	(1,646,069)
Net realized gain (loss)	$(6,256,337)
Change in unrealized appreciation or depreciation
Unaffiliated issuers (includes $2,779 decrease in deferred foreign capital gains tax)	$29,317,633
Affiliated issuers	1,342
Futures contracts	(2,428,877)
Swap agreements	321,694
Forward foreign currency exchange contracts	2,416,876
Translation of assets and liabilities in foreign currencies	(49,192)
Net unrealized gain (loss)	$29,579,476
Net realized and unrealized gain (loss)	$23,323,139
Change in net assets from operations	$34,726,795
See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/23	12/31/22
Change in net assets
From operations
Net investment income (loss)	$11,403,656	$7,981,487
Net realized gain (loss)	(6,256,337)	10,228,127
Net unrealized gain (loss)	29,579,476	(56,852,765)
Change in net assets from operations	$34,726,795	$(38,643,151)
Total distributions to shareholders	$(15,485,776)	$(38,142,282)
Change in net assets from fund share transactions	$(45,353,806)	$(35,170,498)
Total change in net assets	$(26,112,787)	$(111,955,931)
Net assets
At beginning of period	410,787,297	522,743,228
At end of period	$384,674,510	$410,787,297
See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$12.98	$15.35	$15.79	$15.86	$14.58
Income (loss) from investment operations
Net investment income (loss) (d)	$0.41	$0.28	$0.25	$0.22	$0.29
Net realized and unrealized gain (loss)	0.80	(1.40)	0.19	0.71	1.80
Total from investment operations	$1.21	$(1.12)	$0.44	$0.93	$2.09
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.31)	$(0.16)	$(0.28)	$(0.45)
From net realized gain	(0.50)	(0.94)	(0.72)	(0.72)	(0.36)
Total distributions declared to shareholders	$(0.56)	$(1.25)	$(0.88)	$(1.00)	$(0.81)
Net asset value, end of period (x)	$13.63	$12.98	$15.35	$15.79	$15.86
Total return (%) (k)(r)(s)(x)	9.63	(7.20)	2.79	6.23	14.58
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.89	0.84	0.82	0.83	0.81
Expenses after expense reductions	0.83	0.77	0.78	0.82	0.80
Net investment income (loss)	3.12	2.01	1.59	1.45	1.85
Portfolio turnover	101	90	132	120	82
Net assets at end of period (000 omitted)	$32,096	$32,846	$39,123	$43,513	$46,175
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees	0.76	N/A	N/A	N/A	N/A

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio
Financial Highlights - continued
Service Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$12.71	$15.05	$15.49	$15.57	$14.32
Income (loss) from investment operations
Net investment income (loss) (d)	$0.37	$0.24	$0.21	$0.18	$0.24
Net realized and unrealized gain (loss)	0.78	(1.37)	0.19	0.70	1.77
Total from investment operations	$1.15	$(1.13)	$0.40	$0.88	$2.01
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.27)	$(0.12)	$(0.24)	$(0.40)
From net realized gain	(0.50)	(0.94)	(0.72)	(0.72)	(0.36)
Total distributions declared to shareholders	$(0.52)	$(1.21)	$(0.84)	$(0.96)	$(0.76)
Net asset value, end of period (x)	$13.34	$12.71	$15.05	$15.49	$15.57
Total return (%) (k)(r)(s)(x)	9.35	(7.44)	2.58	5.99	14.30
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.14	1.09	1.07	1.08	1.06
Expenses after expense reductions	1.08	1.02	1.03	1.07	1.05
Net investment income (loss)	2.87	1.75	1.34	1.19	1.60
Portfolio turnover	101	90	132	120	82
Net assets at end of period (000 omitted)	$352,578	$377,941	$483,621	$530,703	$552,698
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees	1.01	N/A	N/A	N/A	N/A
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Global Tactical Allocation Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust).  The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. Derivatives can involve leverage. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency exchange contracts, and swap agreements. The following is a summary of the levels used as of December 31, 2023 in valuing the fund's assets and liabilities:

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$73,165,594	$—	$—	$73,165,594
United Kingdom	10,079,302	—	—	10,079,302
Japan	9,376,625	—	—	9,376,625
France	9,314,982	—	—	9,314,982
Switzerland	7,170,750	—	—	7,170,750
Germany	3,623,770	100,727	—	3,724,497
Canada	3,471,706	—	—	3,471,706
South Korea	—	2,457,348	—	2,457,348
Netherlands	2,413,330	—	—	2,413,330
Other Countries	11,412,878	—	0	11,412,878
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	4,044,725	—	4,044,725
Non - U.S. Sovereign Debt	—	101,598,516	—	101,598,516
Municipal Bonds	—	3,092,035	—	3,092,035
U.S. Corporate Bonds	—	34,245,568	—	34,245,568
Residential Mortgage-Backed Securities	—	27,867,247	—	27,867,247
Commercial Mortgage-Backed Securities	—	7,695,868	—	7,695,868
Asset-Backed Securities (including CDOs)	—	9,910,927	—	9,910,927
Foreign Bonds	—	53,264,792	—	53,264,792
Mutual Funds	10,846,612	—	—	10,846,612
Total	$140,875,549	$244,277,753	$0	$385,153,302
Other Financial Instruments
Futures Contracts – Assets	$3,882,514	$370,630	$—	$4,253,144
Futures Contracts – Liabilities	(5,617,686)	—	—	(5,617,686)
Forward Foreign Currency Exchange Contracts – Assets	—	6,195,835	—	6,195,835
Forward Foreign Currency Exchange Contracts – Liabilities	—	(7,573,539)	—	(7,573,539)
Swap Agreements – Assets	—	797,566	—	797,566
Swap Agreements – Liabilities	—	(326,403)	—	(326,403)
For further information regarding security characteristics, see the Portfolio of Investments.  At December 31, 2023, the fund held two level 3 securities valued at $0, which were also held and valued at $0 at December 31, 2022.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives in an attempt to adjust exposure to markets, asset classes, and currencies based on the adviser’s assessment of the relative attractiveness of such markets, asset classes, and currencies. Derivatives are used to increase or decrease the fund’s exposure to markets, asset classes, or currencies resulting from the fund’s individual security selections, and to expose the fund to markets, asset classes, or currencies in which the fund’s individual security selection has resulted in little or no exposure. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase or decrease market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2023 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Equity	Purchased Option Contracts	$278,846	$—
Credit	Purchased Option Contracts	310,802	—
Equity	Futures Contracts	1,247,525	(2,706,526)
Interest Rate	Futures Contracts	3,005,619	(2,911,160)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	6,195,835	(7,573,539)
Interest Rate	Cleared Swap Agreements	697,821	(326,403)
Credit	Uncleared Swap Agreements	99,745	—
Total		$11,836,193	$(13,517,628)
(a) The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the Statement of Assets and Liabilities. Values presented in this table for futures contracts and cleared swap agreements correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts and cleared swap agreements is reported separately within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Interest Rate	$(740,763)	$(1,221,535)	$—	$—	$—
Foreign Exchange	—	—	(3,866,980)	—	—
Equity	4,963,930	—	—	(635,643)	—
Credit	—	162,599	—	(159,475)	21,973
Total	$4,223,167	$(1,058,936)	$(3,866,980)	$(795,118)	$21,973
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$614,290	$279,989	$—	$—
Foreign Exchange	—	—	2,416,876	—
Equity	(3,043,167)	—	—	76,416
Credit	—	41,705	—	109,572
Total	$(2,428,877)	$321,694	$2,416,876	$185,988
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
The following table presents the fund's derivative assets and liabilities (by type) on a gross basis as of December 31, 2023:
Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$505,487	$—
Uncleared Swaps, at value	99,745	—
Cleared Swap Agreements (a)	173,717	—
Forward Foreign Currency Exchange Contracts	6,195,835	(7,573,539)
Purchased Options (a)	589,648	—
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$7,564,432	$(7,573,539)
Less: Derivative Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	3,046,945	(5,216,767)
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$4,517,487	$(2,356,772)
(a) The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the Statement of Assets and Liabilities. The amount presented here represents the fund's current day net variation margin for futures contracts and for cleared swap agreements. This amount, which is recognized within the Statement of Assets and Liabilities, differs from the fair value of the futures contracts and cleared swap agreements which is presented in the tables that follow the Portfolio of Investments.
The following table presents (by counterparty) the fund's derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at December 31, 2023:
		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Barclays Bank PLC	$2,105,562	$(380,281)	$(1,725,281)	$—	$—
BNP Paribas S.A.	126,838	—	—	—	126,838
Brown Brothers Harriman	89,325	(31,307)	—	—	58,018
Citibank N.A.	77,096	(77,096)	—	—	—
Deutsche Bank AG	162,509	(162,509)	—	—	—
Goldman Sachs International	154,961	(2,772)	—	—	152,189
JPMorgan Chase Bank N.A.	948,376	(487,744)	—	(260,000)	200,632
Merrill Lynch International	341,843	(1,709)	—	(340,134)	—
Morgan Stanley Capital Services, Inc.	510,977	(510,977)	—	—	—
Total	$4,517,487	$(1,654,395)	$(1,725,281)	$(600,134)	$537,677
The following table presents (by counterparty) the fund's derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at December 31, 2023:

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Barclays Bank PLC	$(380,281)	$380,281	$—	$—	$—
Brown Brothers Harriman	(31,307)	31,307	—	—	—
Citibank N.A.	(435,412)	77,096	—	280,000	(78,316)
Deutsche Bank AG	(387,586)	162,509	—	—	(225,077)
Goldman Sachs International	(2,772)	2,772	—	—	—
JPMorgan Chase Bank N.A.	(487,744)	487,744	—	—	—
Merrill Lynch International	(1,709)	1,709	—	—	—
Morgan Stanley Capital Services, Inc.	(629,961)	510,977	—	118,984	—
Total	$(2,356,772)	$1,654,395	$—	$398,984	$(303,393)
(b) The amount presented here may be less than the total amount of collateral (received)/pledged as the excess collateral (received)/pledged is not shown for purposes of this presentation.
Written Options — In exchange for a premium, the fund wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.
The premium received is initially recorded as a liability in the Statement of Assets and Liabilities.  The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation.  When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.
At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option.  For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it.  The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.  Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction.  Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker.  For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.
Purchased Options — The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund's exposure to an underlying instrument.
The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.
Whether or not the option is exercised, the fund's maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Swap Agreements — The fund entered into swap agreements which generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”).
Both cleared and uncleared swap agreements are marked to market daily.  The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund.  For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
For both cleared and uncleared swaps, premiums paid or received at the inception of the agreements are amortized over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. The periodic exchange of net cash payments, as well as any liquidation payment received or made upon early termination, are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.
Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties.  Risk is further reduced by having an ISDA Master Agreement (“ISDA”) between the fund and the counterparty and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA. The fund's counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.
The fund entered into interest rate swap agreements in order to manage its exposure to interest or foreign exchange rate fluctuations. Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.
The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. A credit default swap’s reference obligation may be either a single security or a basket of securities issued by corporate or sovereign issuers. At the inception of the agreement, the protection buyer may make an upfront payment to or receive an upfront payment from the protection seller. Over the term of the agreement, the protection buyer will make a series of periodic payments to the protection seller based on a fixed percentage applied to the agreement’s notional amount in exchange for a promise from the protection seller to make a specific payment should a defined credit event occur with respect to the reference obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event occurs, the protection buyer will either (i) receive from the protection seller an amount equal to the agreement’s notional amount and deliver the reference obligation (i.e., physical settlement) or (ii) receive from the protection seller a net settlement of cash equal to the agreement’s notional amount less the recovery value of the reference obligation. Upon determination of the final price for the reference obligation (or upon delivery of the reference obligation in the case of physical settlement), the difference between the recovery value of the reference obligation and the agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.
Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. At December 31, 2023, the fund did not hold any credit default swap agreements at an unrealized loss where it is the protection seller. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement.
Mortgage-Backed/Asset-Backed Securities — The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities.  For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral.  Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund.  Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days.  The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned.  On loans collateralized by cash, the cash collateral is invested in a money market fund.  The market value of the loaned securities is

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day.  The lending agent provides the fund with indemnification against Borrower default.  In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities.  In return, the lending agent assumes the fund's rights to the related collateral.  If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $1,275,263. The fair value of the fund’s investment securities on loan is presented gross in the Statement of Assets and Liabilities. These loans were collateralized by U.S. Treasury Obligations of  $1,342,837 held by the custodian. The collateral on securities loaned exceeded the value of securities on loan at period end. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent.  On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent.  Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities, as applicable. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance.
The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization of premium and accretion of discount of debt securities, wash sale loss deferrals, straddle loss deferrals, and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/23	Year ended 12/31/22
Ordinary income (including any short-term capital gains)	$665,764	$8,555,099
Long-term capital gains	14,820,012	29,587,183
Total distributions	$15,485,776	$38,142,282
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/23
Cost of investments	$341,546,015
Gross appreciation	66,277,533
Gross depreciation	(24,941,329)
Net unrealized appreciation (depreciation)	$41,336,204
Undistributed ordinary income	3,875,682
Other temporary differences	(168,501)
Total distributable earnings (loss)	$45,043,385
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/23	Year ended 12/31/22
Initial Class	$1,322,375	$3,004,045
Service Class	14,163,401	35,138,237
Total	$15,485,776	$38,142,282

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $300 million	0.75%
In excess of $300 million and up to $2.5 billion	0.675%
In excess of $2.5 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this management fee reduction amounted to $50,440, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.72% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses (such as interest expenses on cash collateral held at brokers), such that total annual operating expenses do not exceed 0.76% of average daily net assets for the Initial Class shares and 1.01% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this reduction amounted to $157,142, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2023, the fee was $2,116, which equated to 0.0005% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2023, these costs amounted to $324.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.0170% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
During the year ended December 31, 2023, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”) and relevant guidance, the fund engaged in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $650,184 and $59,869, respectively. The sales transactions resulted in net realized gains (losses) of $33,651.
(4)  Portfolio Securities
For the year ended December 31, 2023, purchases and sales of investments, other than purchased options with an expiration date of less than one year from the time of purchase and short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$59,400,565	$53,303,642
Non-U.S. Government securities	320,713,491	373,099,482
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	43,766	$574,342	55,962	$768,600
Service Class	387,151	5,076,133	281,584	3,761,654
	430,917	$5,650,475	337,546	$4,530,254
Shares issued to shareholders in reinvestment of distributions
Initial Class	103,634	$1,322,375	232,691	$3,004,045
Service Class	1,133,072	14,163,401	2,777,726	35,138,237
	1,236,706	$15,485,776	3,010,417	$38,142,282
Shares reacquired
Initial Class	(322,230)	$(4,241,838)	(306,796)	$(4,248,931)
Service Class	(4,817,962)	(62,248,219)	(5,462,051)	(73,594,103)
	(5,140,192)	$(66,490,057)	(5,768,847)	$(77,843,034)
Net change
Initial Class	(174,830)	$(2,345,121)	(18,143)	$(476,286)
Service Class	(3,297,739)	(43,008,685)	(2,402,741)	(34,694,212)
	(3,472,569)	$(45,353,806)	(2,420,884)	$(35,170,498)
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2023, the fund’s commitment fee and interest expense were $2,107 and $0, respectively, and are included in “Interest expense and fees” in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$8,530,707	$201,904,283	$199,588,373	$(1,347)	$1,342	$10,846,612
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$478,290	$—
(8)  Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints or to the sanctions imposed on Russia by the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Management continues to monitor these events and to evaluate the related impacts on fund performance.

MFS Global Tactical Allocation Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Global Tactical Allocation Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Global Tactical Allocation Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more of the MFS investment companies since 1924.

MFS Global Tactical Allocation Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2024, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President

MFS Global Tactical Allocation Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 53)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019.  The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Caroselli, Jones and Otis are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

MFS Global Tactical Allocation Portfolio
Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Pilar Gomez-Bravo Steven Gorham Andy Li John Mitchell Johnathan Munko Benjamin Nastou Jonathan Sage Natalie Shapiro Erich Shigley David Shindler Robert Spector Erik Weisman

MFS Global Tactical Allocation Portfolio
Board Review of Investment Advisory Agreement
MFS Global Tactical Allocation Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and the 3rd quintile for the three-year period ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In addition to considering the performance information provided in connection with the contract review meetings, the Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2022, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The Trustees further noted that the Fund’s five-year performance as compared to its

MFS Global Tactical Allocation Portfolio
Board Review of Investment Advisory Agreement - continued
Broadridge performance universe improved for the period ended December 31, 2022, as compared to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any.  In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.  The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $300 million and $2.5 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.

MFS Global Tactical Allocation Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $16,303,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 100.00% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Annual Report
December 31, 2023
MFS®  Government
Securities Portfolio
MFS® Variable Insurance Trust II
GSS-ANN

MFS® Government Securities Portfolio
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Government Securities Portfolio
Portfolio Composition
Portfolio structure at value (v)
Portfolio structure reflecting equivalent exposure of derivative positions (i)

Fixed income sectors (i)
U.S. Treasury Securities	65.2%
Mortgage-Backed Securities	51.1%
Commercial Mortgage-Backed Securities	3.6%
Asset-Backed Securities	1.9%
Collateralized Debt Obligations	1.7%
Municipal Bonds	0.5%
Investment Grade Corporates	0.5%
U.S. Government Agencies	0.5%
Composition including fixed income credit quality (a)(i)
AAA	6.2%
AA	1.1%
A	0.8%
BBB (o)	0.0%
U.S. Government	29.9%
Federal Agencies	51.6%
Not Rated	35.4%
Cash & Cash Equivalents	10.4%
Other (q)	(35.4)%
Portfolio facts
Average Duration (d)	6.4
Average Effective Maturity (m)	7.3 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move. The Average Duration calculation reflects the impact of the equivalent exposure of derivative positions, if any.
1

MFS Government Securities Portfolio
Portfolio Composition - continued
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening feature (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(q)	For purposes of this presentation, Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
(v)	For purposes of this presentation, market value of fixed income and/or equity derivatives, if any, is included in Cash & Cash Equivalents.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2023.
The portfolio is actively managed and current holdings may be different.
2

MFS Government Securities Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2023, Initial Class shares of the MFS Government Securities Portfolio (fund) provided a total return of 4.15%, while Service Class shares of the fund provided a total return of 3.86%. These compare with a return of 4.45% over the same period for the fund’s benchmark, the Bloomberg U.S. Government/Mortgage Index.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Early on, policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools (financial policies aimed at safeguarding the stability of the financial system) to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk. Rapid advancements in artificial intelligence were a focus for investors.
Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Factors Affecting Performance
Relative to the Bloomberg U.S. Government/Mortgage Index, yield curve(y) positioning detracted from the fund’s relative performance. A longer relative duration(d) stance, most notably in the middle part of the reporting period, was another area of relative weakness. Bond selection within the mortgage-backed securities (MBS) agency fixed rate sector further weighed on the fund’s relative performance.
On the positive side, an underweight allocation to the treasury sector contributed to relative returns as this sector underperformed the benchmark. The fund’s allocation to both the collateralized loan obligation (CLO) and commercial mortgage-backed securities (CMBS) sectors, for which the benchmark has no exposure, also benefited relative performance.
Respectfully,
Portfolio Manager(s)
Geoffrey Schechter and Jake Stone
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
3

MFS Government Securities Portfolio
Performance Summary Through 12/31/23
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/23
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/12/1985	4.15%	0.32%	1.06%
Service Class	8/24/2001	3.86%	0.08%	0.81%
Comparative benchmark(s)
Bloomberg U.S. Government/Mortgage Index (f)	4.45%	0.45%	1.33%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Bloomberg U.S. Government/Mortgage Index(a) – measures the performance of debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
4

MFS Government Securities Portfolio
Performance Summary – continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
5

MFS Government Securities Portfolio
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2023 through December 31, 2023
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/23	Ending Account Value 12/31/23	Expenses Paid During Period (p) 7/01/23-12/31/23
Initial Class	Actual	0.58%	$1,000.00	$1,025.02	$2.96
	Hypothetical (h)	0.58%	$1,000.00	$1,022.28	$2.96
Service Class	Actual	0.83%	$1,000.00	$1,024.00	$4.23
	Hypothetical (h)	0.83%	$1,000.00	$1,021.02	$4.23
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
6

MFS Government Securities Portfolio
Portfolio of Investments − 12/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 89.2%
Asset-Backed & Securitized – 7.1%
3650R Commercial Mortgage Trust, 2021-PF1, “XA”, 1.018%, 11/15/2054 (i)	$3,570,578	$ 175,687
ACREC 2021-FL1 Ltd., “AS”, FLR, 6.972% ((SOFR - 1mo. + 0.11448%) + 1.5%), 10/16/2036 (n)	1,293,000	1,263,648
ACREC 2023-FL2 LLC, “A”, FLR, 7.592% (SOFR - 1mo. + 2.23%), 2/19/2038 (n)	729,883	729,911
Arbor Realty Trust, Inc., CLO, 2021-FL1, “B”, FLR, 6.976% ((SOFR - 1mo. + 0.11448%) + 1.5%), 12/15/2035 (n)	671,500	653,235
Arbor Realty Trust, Inc., CLO, 2021-FL3, “AS”, FLR, 6.876% ((SOFR - 1mo. + 0.11448%) + 1.4%), 8/15/2034 (n)	1,107,000	1,074,772
AREIT 2022-CRE6 Trust, “AS”, FLR, 6.987% (SOFR - 30 day + 1.65%), 1/20/2037 (n)	1,405,000	1,369,892
ARI Fleet Lease Trust, 2023-B, “A2”, 6.05%, 7/15/2032 (n)	261,372	264,276
BBCMS Mortgage Trust, 2021-C10, “XA”, 1.285%, 7/15/2054 (i)	3,617,208	224,913
BBCMS Mortgage Trust, 2021-C9, “XA”, 1.609%, 2/15/2054 (i)	2,359,115	192,372
BBCMS Mortgage Trust, 2022-C18, “XA”, 0.461%, 12/15/2055 (i)	3,498,939	127,720
Benchmark 2021-B23 Mortgage Trust, “XA”, 1.266%, 2/15/2054 (i)	7,588,000	459,667
Benchmark 2021-B24 Mortgage Trust, “XA”, 1.146%, 3/15/2054 (i)	4,497,828	239,559
Benchmark 2021-B26 Mortgage Trust, “XA”, 0.884%, 6/15/2054 (i)	6,470,973	284,711
Benchmark 2021-B27 Mortgage Trust, “XA”, 1.26%, 7/15/2054 (i)	5,771,594	356,339
Benchmark 2021-B28 Mortgage Trust, “XA”, 1.273%, 8/15/2054 (i)	6,732,605	443,130
Benchmark 2021-B29 Mortgage Trust, “XA”, 1.033%, 9/15/2054 (i)	7,535,190	378,707
Benchmark 2023-V3 Mortgage Trust, “A3”, 6.362%, 7/15/2056	149,456	156,574
Bridgecrest Lending Auto Securitization Trust, 2023-1, “A2”, 6.34%, 7/15/2026	111,000	111,136
BSPDF 2021-FL1 Issuer Ltd., “A”, FLR, 6.676% ((SOFR - 1mo. + 0.11448%) + 1.2%), 10/15/2036 (n)	607,953	596,727
BSPDF 2021-FL1 Issuer Ltd., “AS”, FLR, 6.956% ((SOFR - 1mo. + 0.11448%) + 1.48%), 10/15/2036 (n)	777,500	746,178
BXMT 2021-FL4 Ltd., “AS”, FLR, 6.776% ((SOFR - 1mo. + 0.11448%) + 1.3%), 5/15/2038 (n)	1,344,000	1,243,890
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)	265,817	254,418
Chesapeake Funding II LLC, 2023-2A, “A2”, FLR, 6.446% (SOFR - 1mo. + 1.1%), 10/15/2035 (n)	578,765	579,257
Citigroup Commercial Mortgage Trust, 2019-XA, “C7”, 0.858%, 12/15/2072 (i)(n)	4,371,038	168,445
Commercial Mortgage Pass-Through Certificates, 2021-BN31, “XA”, 1.316%, 2/15/2054 (i)	5,766,773	387,197
Commercial Mortgage Pass-Through Certificates, 2021-BN32, “XA”, 0.773%, 4/15/2054 (i)	3,297,262	126,920
CPS Auto Trust, 2019-D, “E”, 3.86%, 10/15/2025 (n)	637,184	633,279
Dell Equipment Finance Trust, 2023-1, “A2”, 5.65%, 9/22/2028 (n)	691,565	691,651
Dell Equipment Finance Trust, 2023-3, “A2”, 6.1%, 4/23/2029 (n)	314,000	315,922
DT Auto Owner Trust, 2023-1A, “A”, 5.48%, 4/15/2027 (n)	249,611	249,144
DT Auto Owner Trust, 2023-2A, “A”, 5.88%, 4/15/2027 (n)	700,785	701,064
Exeter Automobile Receivables Trust 23-3A, “A2”, 6.11%, 9/15/2025	47,915	47,927
GLS Auto Select Receivables Trust, 2023-2A, 6.37%, 6/15/2028 (n)	221,000	222,900
LAD Auto Receivables Trust, 2022-1A, “A”, 5.21%, 6/15/2027 (n)	106,687	106,140
LAD Auto Receivables Trust, 2023-1A, “A2”, 5.68%, 10/15/2026 (n)	128,453	128,304
LoanCore 2021-CRE5 Ltd., “AS”, FLR, 7.198% ((SOFR - 1mo. + 0.11448%) + 1.75%), 7/15/2036 (n)	1,110,500	1,093,471
MF1 2021-FL5 Ltd., “AS”, FLR, 6.676% ((SOFR - 1mo. + 0.11448%) + 1.2%), 7/15/2036 (n)	664,500	650,179
MF1 2021-FL5 Ltd., “B”, FLR, 6.926% ((SOFR - 1mo. + 0.11448%) + 1.45%), 7/15/2036 (n)	836,500	819,766
Morgan Stanley Capital I Trust, 2018-H4, “XA”, 0.812%, 12/15/2051 (i)	5,642,781	183,531
Morgan Stanley Capital I Trust, 2021-L5, “XA”, 1.29%, 5/15/2054 (i)	2,866,138	175,449
Morgan Stanley Capital I Trust, 2021-L6, “XA”, 1.208%, 6/15/2054 (i)	3,482,086	193,096
Morgan Stanley Capital I Trust, 2021-L7, “XA”, 1.093%, 10/15/2054 (i)	13,336,150	707,323
Navistar Financial Dealer Note Master Owner Trust, 2023-1, “A”, 6.18%, 8/25/2028 (n)	204,000	205,969
Navistar Financial Dealer Note Master Owner Trust, 2023-1, “B”, 6.48%, 8/25/2028 (n)	188,000	189,744
PFS Financing Corp., 2023-C, “B”, 5.91%, 10/15/2028 (n)	177,000	177,539
ReadyCap Commercial Mortgage Trust, 2021-FL7, “A”, FLR, 6.67% ((SOFR - 1mo. + 0.11448%) + 1.2%), 11/25/2036 (z)	463,437	459,579
ReadyCap Commercial Mortgage Trust, 2021-FL7, “AS”, FLR, 6.97% ((SOFR - 1mo. + 0.11448%) + 1.5%), 11/25/2036 (z)	206,000	199,382
Toyota Lease Owner Trust, 2023-A, “A2”, 5.3%, 8/20/2025 (n)	328,605	328,096
Wells Fargo Commercial Mortgage Trust, 2018-C48, “XA”, 0.934%, 1/15/2052 (i)(n)	3,216,890	115,214
Wells Fargo Commercial Mortgage Trust, 2021-C60, “XA”, 1.525%, 8/15/2054 (i)	1,305,024	98,771
Westlake Automobile Receivables Trust, 2023-1A, “A2B”, FLR, 6.188% (SOFR - 1mo. + 0.85%), 6/15/2026 (n)	102,190	102,260
World Omni Select Auto Trust 2023-A, “A2B”, FLR, 6.188% (SOFR - 1mo. + 0.85%), 3/15/2027	455,703	456,104
		$21,861,085
7

MFS Government Securities Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Consumer Services – 0.2%
Conservation Fund, 3.474%, 12/15/2029	$563,000	$ 496,604
Industrial – 0.0%
Howard University, Washington D.C., AGM, 2.516%, 10/01/2025	$147,000	$ 141,691
Medical & Health Technology & Services – 0.3%
ProMedica Toledo Hospital, “B”, AGM, 5.325%, 11/15/2028	$596,000	$ 594,746
ProMedica Toledo Hospital, “B”, AGM, 5.75%, 11/15/2038	246,000	244,347
		$839,093
Mortgage-Backed – 50.9%
Fannie Mae, 4.5%, 5/01/2025 - 11/25/2042	$1,932,962	$ 1,932,194
Fannie Mae, 3%, 11/01/2028 - 5/25/2053	5,933,981	5,525,574
Fannie Mae, 6.5%, 9/01/2031 - 10/01/2037	245,168	255,774
Fannie Mae, 2.5%, 11/01/2031 - 10/01/2046	667,875	606,535
Fannie Mae, 3.5%, 12/25/2031 - 2/25/2036 (i)	229,481	20,066
Fannie Mae, 3%, 2/25/2033 (i)	285,816	24,019
Fannie Mae, 3.548%, 6/25/2033	509,827	490,980
Fannie Mae, 3.5%, 8/15/2033 - 6/25/2048	5,086,184	4,763,637
Fannie Mae, 5.5%, 10/01/2033 - 3/01/2038	2,534,508	2,610,015
Fannie Mae, 5%, 11/01/2033 - 3/01/2041	1,831,604	1,860,353
Fannie Mae, 6%, 8/01/2034 - 7/01/2037	281,004	292,565
Fannie Mae, 5.902%, 5/15/2036	167,206	165,939
Fannie Mae, 4%, 9/01/2040 - 2/01/2045	6,417,245	6,233,806
Fannie Mae, 1.75%, 10/25/2041	543,868	501,968
Fannie Mae, 2.75%, 9/25/2042	237,410	224,141
Fannie Mae, 5.801%, 12/25/2042	55,166	54,392
Fannie Mae, 2.25%, 7/25/2043	101,601	88,187
Fannie Mae, 2%, 5/25/2044 - 4/25/2046	292,252	267,064
Fannie Mae, 5.751%, 12/25/2045	102,070	98,745
Fannie Mae, UMBS, 2%, 10/01/2036 - 4/01/2052	14,637,088	12,426,521
Fannie Mae, UMBS, 2.5%, 7/01/2037 - 5/01/2053	18,670,848	16,121,863
Fannie Mae, UMBS, 5%, 6/01/2038 - 10/01/2053	1,928,680	1,911,085
Fannie Mae, UMBS, 5.5%, 8/01/2038	132,239	134,128
Fannie Mae, UMBS, 1.5%, 2/01/2042	62,656	51,924
Fannie Mae, UMBS, 3%, 6/01/2051 - 7/01/2052	5,455,426	4,847,392
Fannie Mae, UMBS, 4%, 8/01/2051	472,329	452,605
Fannie Mae, UMBS, 3.5%, 5/01/2052	349,194	321,555
Fannie Mae, UMBS, 4.5%, 8/01/2052 - 9/01/2052	603,986	587,400
Fannie Mae, UMBS, 6%, 2/01/2053 - 11/01/2053	3,970,068	4,038,892
Fannie Mae, UMBS, 6.5%, 8/01/2053	342,059	350,514
Freddie Mac, 0.904%, 4/25/2024 (i)	8,337,007	10,493
Freddie Mac, 0.602%, 7/25/2024 (i)	11,884,968	23,382
Freddie Mac, 3.064%, 8/25/2024	1,444,866	1,422,561
Freddie Mac, 4.5%, 9/01/2024 - 5/01/2042	1,144,232	1,133,122
Freddie Mac, 2.67%, 12/25/2024	3,924,000	3,836,014
Freddie Mac, 4%, 7/01/2025 - 4/01/2044	741,885	718,834
Freddie Mac, 1.366%, 3/25/2027 (i)	1,030,000	40,161
Freddie Mac, 0.57%, 7/25/2027 (i)	28,843,628	489,707
Freddie Mac, 0.418%, 8/25/2027 (i)	23,683,386	313,866
Freddie Mac, 0.294%, 1/25/2028 (i)	39,845,094	442,942
Freddie Mac, 0.304%, 1/25/2028 (i)	17,119,512	196,476
Freddie Mac, 0.134%, 2/25/2028 (i)	48,495,996	277,223
Freddie Mac, 0.118%, 4/25/2028 (i)	31,406,828	174,399
Freddie Mac, 3%, 6/15/2028 - 2/25/2059	6,417,982	5,880,752
Freddie Mac, 3.5%, 6/15/2028 - 10/25/2058	8,717,587	8,210,406
8

MFS Government Securities Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 5.975%, 3/25/2029	$491,619	$ 491,132
Freddie Mac, 1.09%, 7/25/2029 (i)	4,405,737	217,550
Freddie Mac, 5.965%, 7/25/2029 - 9/25/2029	1,534,320	1,531,861
Freddie Mac, 1.142%, 8/25/2029 (i)	7,625,982	397,385
Freddie Mac, 1.799%, 4/25/2030 (i)	1,602,831	153,302
Freddie Mac, 1.868%, 4/25/2030 (i)	4,034,514	388,520
Freddie Mac, 1.665%, 5/25/2030 (i)	2,174,913	193,839
Freddie Mac, 1.797%, 5/25/2030 (i)	4,905,689	463,504
Freddie Mac, 1.341%, 6/25/2030 (i)	1,983,331	144,319
Freddie Mac, 1.599%, 8/25/2030 (i)	1,814,781	160,342
Freddie Mac, 1.169%, 9/25/2030 (i)	1,149,690	75,178
Freddie Mac, 1.08%, 11/25/2030 (i)	2,249,951	140,176
Freddie Mac, 4.94%, 11/25/2030	318,263	327,429
Freddie Mac, 0.327%, 1/25/2031 (i)	8,714,407	153,848
Freddie Mac, 0.78%, 1/25/2031 (i)	3,359,280	154,448
Freddie Mac, 0.935%, 1/25/2031 (i)	2,545,825	138,864
Freddie Mac, 0.514%, 3/25/2031 (i)	6,914,450	201,234
Freddie Mac, 0.732%, 3/25/2031 (i)	2,967,667	132,391
Freddie Mac, 1.216%, 5/25/2031 (i)	1,210,235	88,553
Freddie Mac, 0.937%, 7/25/2031 (i)	1,944,368	113,517
Freddie Mac, 0.508%, 8/25/2031 (i)	2,463,629	77,397
Freddie Mac, 0.536%, 9/25/2031 (i)	8,016,720	268,456
Freddie Mac, 0.855%, 9/25/2031 (i)	7,432,958	394,478
Freddie Mac, 0.349%, 11/25/2031 (i)	11,978,818	279,460
Freddie Mac, 0.498%, 12/25/2031 (i)	11,887,771	382,538
Freddie Mac, 0.568%, 12/25/2031 (i)	1,981,491	71,474
Freddie Mac, 6.5%, 8/01/2032 - 5/01/2037	148,206	154,914
Freddie Mac, 0.128%, 8/25/2033 (i)	10,770,884	156,306
Freddie Mac, 5%, 5/01/2034 - 12/01/2044	1,059,375	1,071,975
Freddie Mac, 6%, 8/01/2034 - 10/01/2038	1,075,005	1,118,404
Freddie Mac, 5.5%, 8/01/2035 - 6/01/2041	673,686	694,751
Freddie Mac, 5.5%, 2/15/2036 (i)	73,297	13,134
Freddie Mac, 4.5%, 12/15/2040 (i)	16,897	1,359
Freddie Mac, 1.75%, 8/15/2041	193,874	179,305
Freddie Mac, 3.25%, 11/25/2061	1,978,993	1,743,056
Freddie Mac Multi-Family Structured Pass-Through Certificates K-511, “A2”, 4.86%, 10/25/2028	210,439	214,846
Freddie Mac, UMBS, 6.5%, 8/01/2032	13,128	13,569
Freddie Mac, UMBS, 5.5%, 4/01/2038 - 5/01/2053	472,806	480,070
Freddie Mac, UMBS, 2%, 2/01/2042 - 3/01/2052	13,133,415	10,774,946
Freddie Mac, UMBS, 3.5%, 12/01/2046 - 5/01/2052	313,970	292,187
Freddie Mac, UMBS, 3%, 7/01/2050 - 6/01/2053	4,140,720	3,664,765
Freddie Mac, UMBS, 2.5%, 2/01/2051 - 9/01/2052	4,162,851	3,549,731
Freddie Mac, UMBS, 1.5%, 5/01/2051 - 10/01/2051	1,697,539	1,324,769
Freddie Mac, UMBS, 4%, 5/01/2052 - 8/01/2052	755,102	720,304
Freddie Mac, UMBS, 5%, 3/01/2053 - 8/01/2053	112,445	111,242
Ginnie Mae, 5.5%, 7/15/2033 - 2/20/2053	2,534,254	2,558,919
Ginnie Mae, 5.675%, 8/20/2034	200,257	205,074
Ginnie Mae, 4%, 5/16/2039 - 7/20/2041	604,028	589,382
Ginnie Mae, 4.5%, 8/15/2039 - 9/20/2052	3,537,986	3,484,075
Ginnie Mae, 5.922%, 10/20/2039	111,550	110,955
Ginnie Mae, 3.5%, 10/20/2041 (i)	75,833	2,539
Ginnie Mae, 3.5%, 12/15/2041 - 6/20/2052	3,562,636	3,349,916
Ginnie Mae, 2.5%, 6/20/2042 - 4/20/2052	5,886,514	5,147,272
Ginnie Mae, 4%, 8/16/2042 (i)	137,871	19,755
Ginnie Mae, 2.25%, 9/20/2043	70,618	68,232
Ginnie Mae, 3%, 4/20/2045 - 10/20/2052	4,227,261	3,857,741
Ginnie Mae, 2%, 1/20/2052 - 3/20/2052	6,378,182	5,396,086
9

MFS Government Securities Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Ginnie Mae, 5%, 1/20/2053 - 9/20/2053	$3,928,233	$ 3,900,497
Ginnie Mae, 0.584%, 2/16/2059 (i)	713,301	21,854
Ginnie Mae, TBA, 3%, 1/15/2054	350,000	316,859
Ginnie Mae, TBA, 6%, 1/15/2054	425,000	432,122
Ginnie Mae, TBA, 6.5%, 1/15/2054	900,000	921,270
UMBS, TBA, 2.5%, 1/16/2054	1,050,000	893,156
UMBS, TBA, 2%, 1/25/2054	1,425,000	1,164,492
		$156,291,195
Municipals – 0.6%
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Taxable, “B”, 3%, 6/01/2046	$615,000	$ 559,683
Massachusetts Educational Financing Authority, Education Loan Rev., Taxable, “A”, 2.682%, 7/01/2027	335,000	313,342
Michigan Finance Authority Tobacco Settlement Asset-Backed Rev., Taxable (2006 Sold Tobacco Receipts), “A-1”, 2.326%, 6/01/2030	102,998	101,087
Port of Oakland, CA, Senior Lien Refunding Rev., Taxable, “R”, 1.517%, 5/01/2026	295,000	274,608
West Virginia Tobacco Settlement Financing Authority Asset-Backed Refunding, Taxable, “A-1”, 1.497%, 6/01/2024	280,000	275,454
West Virginia Tobacco Settlement Financing Authority Asset-Backed Refunding, Taxable, “A-1”, 1.647%, 6/01/2025	225,000	213,620
		$1,737,794
U.S. Government Agencies and Equivalents – 0.5%
Small Business Administration, 4.77%, 4/01/2024	$10,801	$ 10,748
Small Business Administration, 5.52%, 6/01/2024	3,944	3,934
Small Business Administration, 4.99%, 9/01/2024	1,419	1,409
Small Business Administration, 5.11%, 4/01/2025	16,799	16,606
Small Business Administration, 2.21%, 2/01/2033	274,875	253,583
Small Business Administration, 2.22%, 3/01/2033	425,738	391,946
Small Business Administration, 3.15%, 7/01/2033	411,832	390,865
Small Business Administration, 3.16%, 8/01/2033	259,256	245,776
Small Business Administration, 3.62%, 9/01/2033	148,552	143,019
		$1,457,886
U.S. Treasury Obligations – 29.6%
U.S. Treasury Bonds, 6%, 2/15/2026	$2,699,000	$ 2,793,992
U.S. Treasury Bonds, 6.75%, 8/15/2026	1,862,000	1,984,776
U.S. Treasury Bonds, 6.375%, 8/15/2027	326,000	352,182
U.S. Treasury Bonds, 4.5%, 8/15/2039	1,287,500	1,362,437
U.S. Treasury Bonds, 3.125%, 2/15/2043	8,176,700	6,989,162
U.S. Treasury Bonds, 2.875%, 5/15/2043	13,519,500	11,098,136
U.S. Treasury Bonds, 2.5%, 2/15/2045 (f)	14,059,000	10,645,848
U.S. Treasury Notes, 2.5%, 5/15/2024	5,385,000	5,332,412
U.S. Treasury Notes, 3.875%, 3/31/2025	2,660,000	2,636,621
U.S. Treasury Notes, 2%, 8/15/2025	438,000	421,489
U.S. Treasury Notes, 3.5%, 9/15/2025	3,258,000	3,210,021
U.S. Treasury Notes, 4.875%, 11/30/2025	4,984,000	5,035,592
U.S. Treasury Notes, 2.625%, 12/31/2025	2,800,000	2,713,375
U.S. Treasury Notes, 4.25%, 12/31/2025	11,354,000	11,351,782
U.S. Treasury Notes, 3.625%, 3/31/2028	9,593,000	9,488,451
U.S. Treasury Notes, 1.5%, 2/15/2030	3,800,000	3,310,602
U.S. Treasury Notes, 4.125%, 8/31/2030	5,164,000	5,228,752
U.S. Treasury Notes, 1.625%, 5/15/2031	6,239,000	5,351,649
U.S. Treasury Notes, 1.375%, 11/15/2031	2,119,500	1,759,682
		$91,066,961
Total Bonds (Identified Cost, $289,084,566)		$273,892,309
10

MFS Government Securities Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 8.8%
Money Market Funds – 8.8%
MFS Institutional Money Market Portfolio, 5.42% (v) (Identified Cost, $26,996,566)	26,997,800	$ 27,003,199
Other Assets, Less Liabilities – 2.0%		6,155,114
Net Assets – 100.0%		$307,050,622
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $27,003,199 and $273,892,309, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $15,675,291, representing 5.1% of net assets.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:
Restricted Securities	Acquisition Date	Cost	Value
ReadyCap Commercial Mortgage Trust, 2021-FL7, “A”, FLR, 6.67% ((SOFR - 1mo. + 0.11448%) + 1.2%), 11/25/2036	11/12/21	$463,437	$459,579
ReadyCap Commercial Mortgage Trust, 2021-FL7, “AS”, FLR, 6.97% ((SOFR - 1mo. + 0.11448%) + 1.5%), 11/25/2036	11/12/21	206,000	199,382
Total Restricted Securities			$658,961
% of Net assets			0.2%

The following abbreviations are used in this report and are defined:
AGM	Assured Guaranty Municipal
CLO	Collateralized Loan Obligation
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
UMBS	Uniform Mortgage-Backed Security
Derivative Contracts at 12/31/23
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr	Long	USD	6	$749,625	March – 2024	$29,227
U.S. Treasury Note 10 yr	Long	USD	577	65,137,891	March – 2024	2,013,125
U.S. Treasury Note 2 yr	Long	USD	257	52,919,914	March – 2024	216,855
U.S. Treasury Ultra Bond 30 yr	Long	USD	28	3,740,625	March – 2024	242,340
						$2,501,547
11

MFS Government Securities Portfolio
Portfolio of Investments – continued
Futures Contracts - continued
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 5 yr	Short	USD	8	$870,188	March – 2024	$(9,661)
U.S. Treasury Ultra Note 10 yr	Short	USD	111	13,099,734	March – 2024	(342,868)
						$(352,529)
At December 31, 2023, the fund had liquid securities with an aggregate value of $1,650,761 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements
12

MFS Government Securities Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/23 Assets
Investments in unaffiliated issuers, at value (identified cost, $289,084,566)	$273,892,309
Investments in affiliated issuers, at value (identified cost, $26,996,566)	27,003,199
Receivables for
Net daily variation margin on open futures contracts	26,897
Investments sold	19,934,285
TBA sale commitments	5,696,764
Fund shares sold	195
Interest	1,547,697
Other assets	1,795
Total assets	$328,103,141
Liabilities
Payables for
Investments purchased	$11,347,920
TBA purchase commitments	9,367,462
Fund shares reacquired	242,616
Payable to affiliates
Investment adviser	27,754
Administrative services fee	532
Shareholder servicing costs	7
Distribution and/or service fees	3,025
Payable for independent Trustees' compensation	294
Accrued expenses and other liabilities	62,909
Total liabilities	$21,052,519
Net assets	$307,050,622
Net assets consist of
Paid-in capital	$363,074,235
Total distributable earnings (loss)	(56,023,613)
Net assets	$307,050,622
Shares of beneficial interest outstanding	28,301,416
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$196,873,470	18,115,540	$10.87
Service Class	110,177,152	10,185,876	10.82
See Notes to Financial Statements
13

MFS Government Securities Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/23
Net investment income (loss)
Income
Interest	$10,144,355
Dividends from affiliated issuers	1,335,873
Other	122
Total investment income	$11,480,350
Expenses
Management fee	$1,712,665
Distribution and/or service fees	273,980
Shareholder servicing costs	1,951
Administrative services fee	55,220
Independent Trustees' compensation	7,666
Custodian fee	21,082
Audit and tax fees	67,406
Legal fees	1,622
Miscellaneous	24,306
Total expenses	$2,165,898
Reduction of expenses by investment adviser	(74,125)
Net expenses	$2,091,773
Net investment income (loss)	$9,388,577
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(6,330,650)
Affiliated issuers	(41)
Futures contracts	(4,064,541)
Net realized gain (loss)	$(10,395,232)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$10,431,703
Affiliated issuers	2,782
Futures contracts	2,491,422
Net unrealized gain (loss)	$12,925,907
Net realized and unrealized gain (loss)	$2,530,675
Change in net assets from operations	$11,919,252
See Notes to Financial Statements
14

MFS Government Securities Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/23	12/31/22
Change in net assets
From operations
Net investment income (loss)	$9,388,577	$3,958,798
Net realized gain (loss)	(10,395,232)	(13,718,673)
Net unrealized gain (loss)	12,925,907	(40,075,253)
Change in net assets from operations	$11,919,252	$(49,835,128)
Total distributions to shareholders	$(4,383,441)	$(6,872,092)
Change in net assets from fund share transactions	$(21,689,848)	$(51,340,602)
Total change in net assets	$(14,154,037)	$(108,047,822)
Net assets
At beginning of period	321,204,659	429,252,481
At end of period	$307,050,622	$321,204,659
See Notes to Financial Statements
15

MFS Government Securities Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$10.60	$12.34	$12.86	$12.45	$12.04
Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	$0.13	$0.16	$0.27	$0.31
Net realized and unrealized gain (loss)	0.10	(1.63)	(0.40)	0.52	0.48
Total from investment operations	$0.43	$(1.50)	$(0.24)	$0.79	$0.79
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.24)	$(0.28)	$(0.38)	$(0.38)
Net asset value, end of period (x)	$10.87	$10.60	$12.34	$12.86	$12.45
Total return (%) (k)(r)(s)(x)	4.15	(12.26)	(1.89)	6.38	6.53
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.61	0.62	0.61	0.61	0.60
Expenses after expense reductions	0.58	0.58	0.58	0.58	0.58
Net investment income (loss)	3.10	1.19	1.29	2.11	2.53
Portfolio turnover	142	200	314	154	47
Net assets at end of period (000 omitted)	$196,873	$208,332	$276,951	$290,413	$298,414
Supplemental Ratios (%):
Portfolio turnover (excluding TBA transactions) (e)	63	—	—	—	—
Service Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$10.55	$12.27	$12.79	$12.38	$11.96
Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.10	$0.13	$0.24	$0.28
Net realized and unrealized gain (loss)	0.10	(1.62)	(0.40)	0.52	0.48
Total from investment operations	$0.40	$(1.52)	$(0.27)	$0.76	$0.76
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.20)	$(0.25)	$(0.35)	$(0.34)
Net asset value, end of period (x)	$10.82	$10.55	$12.27	$12.79	$12.38
Total return (%) (k)(r)(s)(x)	3.86	(12.45)	(2.14)	6.12	6.35
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.86	0.87	0.86	0.86	0.85
Expenses after expense reductions	0.83	0.83	0.83	0.83	0.83
Net investment income (loss)	2.86	0.94	1.04	1.86	2.27
Portfolio turnover	142	200	314	154	47
Net assets at end of period (000 omitted)	$110,177	$112,873	$152,301	$160,196	$164,201
Supplemental Ratios (%):
Portfolio turnover (excluding TBA transactions) (e)	63	—	—	—	—

See Notes to Financial Statements
16

MFS Government Securities Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(e)	Beginning with the period ending December 31, 2023, portfolio turnover rates excluding TBA transactions are being added as supplemental data. Refer to Note 2 for more information on TBA transactions and mortgage dollar rolls.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
17

MFS Government Securities Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Government Securities Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to
18

MFS Government Securities Portfolio
Notes to Financial Statements  - continued
determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of December 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$92,524,847	$—	$92,524,847
Municipal Bonds	—	1,737,794	—	1,737,794
U.S. Corporate Bonds	—	1,477,388	—	1,477,388
Residential Mortgage-Backed Securities	—	156,291,195	—	156,291,195
Commercial Mortgage-Backed Securities	—	10,896,137	—	10,896,137
Asset-Backed Securities (including CDOs)	—	10,964,948	—	10,964,948
Mutual Funds	27,003,199	—	—	27,003,199
Total	$27,003,199	$273,892,309	$—	$300,895,508
Other Financial Instruments
Futures Contracts – Assets	$2,501,547	$—	$—	$2,501,547
Futures Contracts – Liabilities	(352,529)	—	—	(352,529)
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange.  The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2023 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$2,501,547	$(352,529)
(a) Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is reported separately within the Statement of Assets and Liabilities.
19

MFS Government Securities Portfolio
Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts
Interest Rate	$(4,064,541)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts
Interest Rate	$2,491,422
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund's maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Mortgage-Backed/Asset-Backed Securities — The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities.  For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral.  Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.
20

MFS Government Securities Portfolio
Notes to Financial Statements  - continued
Stripped Mortgage-Backed Securities — The fund may invest in stripped mortgage-backed securities which are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities result when a mortgaged-backed security is stripped into two distinct classes, one which receives the principal cash flows only (POs) and one which receives the interest cash flows only (IOs) on a pool of mortgage assets. A faster than anticipated rate of prepayments on the underlying pool of mortgage assets, which is more likely to occur in a declining interest rate environment, increases the risk of loss on the IO.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities, as applicable. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance.
The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. As such, these transactions may result in an increase to the fund’s portfolio turnover rate. Portfolio turnover rates including and excluding TBA transactions are presented in the Financial Highlights. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open
21

MFS Government Securities Portfolio
Notes to Financial Statements  - continued
tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization of premium and accretion of discount of debt securities, wash sale loss deferrals, and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/23	Year ended 12/31/22
Ordinary income (including any short-term capital gains)	$4,383,441	$6,872,092
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/23
Cost of investments	$320,613,800
Gross appreciation	2,417,087
Gross depreciation	(19,986,361)
Net unrealized appreciation (depreciation)	$(17,569,274)
Undistributed ordinary income	10,092,163
Capital loss carryforwards	(48,546,502)
Total distributable earnings (loss)	$(56,023,613)
As of December 31, 2023, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(18,126,282)
Long-Term	(30,420,220)
Total	$(48,546,502)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/23	Year ended 12/31/22
Initial Class	$3,047,721	$4,703,417
Service Class	1,335,720	2,168,675
Total	$4,383,441	$6,872,092
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.55%
In excess of $1 billion	0.50%
22

MFS Government Securities Portfolio
Notes to Financial Statements  - continued
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this management fee reduction amounted to $39,829, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.54% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 0.58% of average daily net assets for the Initial Class shares and 0.83% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this reduction amounted to $34,296, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2023, the fee was $1,422, which equated to 0.0005% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2023, these costs amounted to $529.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.0177% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4)  Portfolio Securities
For the year ended December 31, 2023, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$398,859,983	$435,101,778
Non-U.S. Government securities	9,767,757	11,801,250
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
23

MFS Government Securities Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	537,335	$5,740,992	357,915	$3,946,483
Service Class	926,851	9,813,647	435,133	4,773,024
	1,464,186	$15,554,639	793,048	$8,719,507
Shares issued to shareholders in reinvestment of distributions
Initial Class	293,332	$3,047,721	426,420	$4,703,417
Service Class	129,055	1,335,720	197,511	2,168,675
	422,387	$4,383,441	623,931	$6,872,092
Shares reacquired
Initial Class	(2,366,668)	$(24,938,891)	(3,568,112)	$(40,477,052)
Service Class	(1,571,958)	(16,689,037)	(2,340,014)	(26,455,149)
	(3,938,626)	$(41,627,928)	(5,908,126)	$(66,932,201)
Net change
Initial Class	(1,536,001)	$(16,150,178)	(2,783,777)	$(31,827,152)
Service Class	(516,052)	(5,539,670)	(1,707,370)	(19,513,450)
	(2,052,053)	$(21,689,848)	(4,491,147)	$(51,340,602)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control.  At the end of the period, the MFS Moderate Allocation Portfolio and the MFS Conservative Allocation Portfolio were the owners of record of approximately 31% and 9%, respectively, of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2023, the fund’s commitment fee and interest expense were $1,628 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$15,359,601	$175,135,345	$163,494,488	$(41)	$2,782	$27,003,199
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$1,335,873	$—
24

MFS Government Securities Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Government Securities Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Government Securities Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more of the MFS investment companies since 1924.
25

MFS Government Securities Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2024, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
26

MFS Government Securities Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 53)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019.  The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Caroselli, Jones and Otis are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
27

MFS Government Securities Portfolio
Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Geoffrey Schechter Jake Stone
28

MFS Government Securities Portfolio
Board Review of Investment Advisory Agreement
MFS Government Securities Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund's Initial Class shares was in the 4th quintile for each of the one- and three-year periods ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
29

MFS Government Securities Portfolio
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any.  In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.  The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
30

MFS Government Securities Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
31

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
32

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
33

Annual Report
December 31, 2023
MFS®  High Yield Portfolio
MFS® Variable Insurance Trust II
HYS-ANN

MFS® High Yield Portfolio
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS High Yield Portfolio
Portfolio Composition
Portfolio structure (i)
Top five industries (i)
Cable TV	8.7%
Medical & Health Technology & Services	5.5%
Financial Institutions	4.8%
Midstream	4.7%
Consumer Services	4.4%
Composition including fixed income credit quality (a)(i)
BBB	1.4%
BB	40.4%
B	40.5%
CCC	14.0%
C (o)	0.0%
U.S. Government	0.5%
Not Rated	0.2%
Non-Fixed Income	0.2%
Cash & Cash Equivalents	2.6%
Other	0.2%
Portfolio facts
Average Duration (d)	3.1
Average Effective Maturity (m)	4.5 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives), ETFs and Options on ETFs, and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move. The Average Duration calculation reflects the impact of the equivalent exposure of derivative positions, if any.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening feature (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of December 31, 2023.
The portfolio is actively managed and current holdings may be different.
1

MFS High Yield Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2023, Initial Class shares of the MFS High Yield Portfolio (fund) provided a total return of 12.41%, while Service Class shares of the fund provided a total return of 12.48%. These compare with a return of 13.44% over the same period for the fund’s benchmark, the Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Early on, policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools (financial policies aimed at safeguarding the stability of the financial system) to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk. Rapid advancements in artificial intelligence were a focus for investors.
Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Relative to the Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index, security selection within “B” rated(r) bonds was a primary detractor from the fund’s performance. The fund’s holdings of “Not Rated” issuers and overweight exposure to “BBB” rated bonds, also weakened relative performance. From a sector perspective, security selection within the industrial technology and brokerage sectors held back relative results.
Top security selection detractors for the reporting period included the fund’s overweight positions in carbon and graphite manufacturer GrafTech Finance (Industrials) and radio media company iHeartCommunications(h) (Communications).
Contributors to Performance
Security selection within “CCC” and “BB” rated bonds contributed to the fund’s relative performance. From a sector perspective, bond selection within the consumer cyclical sector was a positive factor for relative returns. The fund’s underweight allocation to the communications sector and overweight allocation to the brokerage sector, also strengthened relative performance.
The fund's top security selection contributors for the reporting period included its overweight position in print, signage, and apparel company Cimpress (Communications) and underweight position in cruise ship operator Carnival (Consumer Cyclical).
Respectfully,
Portfolio Manager(s)
David Cole and Michael Skatrud
(h)	Security was not held in the portfolio at period end.
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
2

MFS High Yield Portfolio
Performance Summary Through 12/31/23
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/23
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/12/1985	12.41%	4.66%	3.82%
Service Class	8/24/2001	12.48%	4.42%	3.58%
Comparative benchmark(s)
Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index (f)	13.44%	5.35%	4.59%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index(a) – a component of the Bloomberg U.S. Corporate High-Yield Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
3

MFS High Yield Portfolio
Performance Summary – continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
4

MFS High Yield Portfolio
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2023 through December 31, 2023
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/23	Ending Account Value 12/31/23	Expenses Paid During Period (p) 7/01/23-12/31/23
Initial Class	Actual	0.72%	$1,000.00	$1,071.85	$3.76
	Hypothetical (h)	0.72%	$1,000.00	$1,021.58	$3.67
Service Class	Actual	0.97%	$1,000.00	$1,071.81	$5.07
	Hypothetical (h)	0.97%	$1,000.00	$1,020.32	$4.94
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
5

MFS High Yield Portfolio
Portfolio of Investments − 12/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 95.5%
Aerospace & Defense – 3.6%
Bombardier, Inc., 7.125%, 6/15/2026 (n)	$401,000	$ 399,128
Bombardier, Inc., 7.5%, 2/01/2029 (n)	380,000	386,300
Bombardier, Inc., 8.75%, 11/15/2030 (n)	264,000	281,082
F-Brasile S.p.A./F-Brasile U.S. LLC, 7.375%, 8/15/2026 (n)	870,000	850,299
Moog, Inc., 4.25%, 12/15/2027 (n)	900,000	849,829
Spirit AeroSystems, Inc., 4.6%, 6/15/2028	524,000	463,469
Spirit AeroSystems, Inc., 9.75%, 11/15/2030 (n)	896,000	963,177
TransDigm, Inc., 6.25%, 3/15/2026 (n)	804,000	802,611
TransDigm, Inc., 5.5%, 11/15/2027	934,000	915,065
TransDigm, Inc., 6.75%, 8/15/2028 (n)	699,000	715,134
TransDigm, Inc., 4.625%, 1/15/2029	569,000	534,220
TransDigm, Inc., 6.875%, 12/15/2030 (n)	1,524,000	1,569,720
		$8,730,034
Airlines – 0.8%
Air Canada, 3.875%, 8/15/2026 (n)	$1,248,000	$ 1,192,326
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 4/20/2029 (n)	672,388	655,419
		$1,847,745
Asset-Backed & Securitized – 0.0%
COBALT CMBS Commercial Mortgage Trust, 2006-2A, “F”, CDO, FLR, 5.627% ((SOFR - 3mo. + 0.26161%) + 1.3% Cash or PIK) 4/26/2050 (a)(n)(p)	$1,406,626	$ 141
Automotive – 1.7%
Clarios Global LP/Clarios U.S. Finance Co., 8.5%, 5/15/2027 (n)	$761,000	$ 763,653
Clarios Global LP/Clarios U.S. Finance Co., 6.75%, 5/15/2028 (n)	374,000	381,561
Dana, Inc., 5.375%, 11/15/2027	706,000	701,132
Dana, Inc., 4.25%, 9/01/2030	462,000	409,483
Dornoch Debt Merger Sub, Inc., 6.625%, 10/15/2029 (n)	764,000	688,799
Real Hero Merger Sub 2, Inc., 6.25%, 2/01/2029 (n)	627,000	540,559
Wabash National Corp., 4.5%, 10/15/2028 (n)	759,000	684,858
		$4,170,045
Broadcasting – 0.9%
Banijay Group S.A.S., 8.125%, 5/01/2029 (n)	$800,000	$ 823,628
Midas OpCo Holdings LLC, 5.625%, 8/15/2029 (n)	1,036,000	952,879
Summer (BC) Bidco B LLC, 5.5%, 10/31/2026 (n)	388,000	363,168
		$2,139,675
Brokerage & Asset Managers – 1.3%
AG TTMT Escrow Issuer LLC, 8.625%, 9/30/2027 (n)	$666,000	$ 700,228
Aretec Escrow Issuer 2, Inc., 10%, 8/15/2030 (n)	755,000	802,301
Aretec Escrow Issuer, Inc., 7.5%, 4/01/2029 (n)	641,000	576,984
LPL Holdings, Inc., 4%, 3/15/2029 (n)	526,000	486,769
LPL Holdings, Inc., 4.375%, 5/15/2031 (n)	732,000	662,848
		$3,229,130
Building – 4.2%
Foundation Building Materials LLC, 6%, 3/01/2029 (n)	$919,000	$ 826,301
GYP Holding III Corp., 4.625%, 5/01/2029 (n)	1,154,000	1,053,490
Interface, Inc., 5.5%, 12/01/2028 (n)	1,096,000	1,013,014
MIWD Holdco II LLC/MIWD Finance Co., 5.5%, 2/01/2030 (n)	768,000	679,680
New Enterprise Stone & Lime Co., Inc., 5.25%, 7/15/2028 (n)	976,000	931,016
New Enterprise Stone & Lime Co., Inc., 9.75%, 7/15/2028 (n)	309,000	309,000
6

MFS High Yield Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Building – continued
Patrick Industries, Inc., 7.5%, 10/15/2027 (n)		$1,056,000	$ 1,058,640
SRM Concrete, 8.875%, 11/15/2031 (n)		1,034,000	1,086,916
SRS Distribution, Inc., 6.125%, 7/01/2029 (n)		553,000	524,261
Standard Industries, Inc., 2.25%, 11/21/2026	EUR	235,000	244,511
Standard Industries, Inc., 4.75%, 1/15/2028 (n)		$487,000	468,832
Standard Industries, Inc., 4.375%, 7/15/2030 (n)		1,131,000	1,038,697
Summit Materials LLC/Summit Materials Finance Corp., 7.25%, 1/15/2031 (n)		220,000	231,815
White Cap Buyer LLC, 6.875%, 10/15/2028 (n)		906,000	877,019
			$10,343,192
Business Services – 1.2%
Entegris Escrow Corp., 5.95%, 6/15/2030 (n)		$418,000	$ 415,508
Iron Mountain, Inc., 4.875%, 9/15/2027 (n)		727,000	709,414
Iron Mountain, Inc., 5.25%, 3/15/2028 (n)		698,000	678,629
Verscend Escrow Corp., 9.75%, 8/15/2026 (n)		1,230,000	1,238,644
			$3,042,195
Cable TV – 8.4%
Cable One, Inc., 4%, 11/15/2030 (n)		$1,384,000	$ 1,120,539
CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2027 (n)		688,000	664,725
CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/01/2030 (n)		2,998,000	2,739,467
CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%, 8/15/2030 (n)		1,585,000	1,428,852
CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 2/01/2031 (n)		1,318,000	1,151,840
CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 1/15/2034 (n)		757,000	615,159
CSC Holdings LLC, 5.375%, 2/01/2028 (n)		1,200,000	1,060,000
CSC Holdings LLC, 7.5%, 4/01/2028 (n)		600,000	448,854
CSC Holdings LLC, 5.75%, 1/15/2030 (n)		1,045,000	650,512
CSC Holdings LLC, 4.125%, 12/01/2030 (n)		400,000	304,300
DISH DBS Corp., 7.75%, 7/01/2026		505,000	351,738
DISH DBS Corp., 5.25%, 12/01/2026 (n)		700,000	599,725
DISH DBS Corp., 5.125%, 6/01/2029		609,000	313,873
DISH Network Corp., 11.75%, 11/15/2027 (n)		365,000	381,008
LCPR Senior Secured Financing DAC, 6.75%, 10/15/2027 (n)		1,082,000	1,059,776
LCPR Senior Secured Financing DAC, 5.125%, 7/15/2029 (n)		325,000	283,119
Sirius XM Radio, Inc., 4%, 7/15/2028 (n)		459,000	424,503
Sirius XM Radio, Inc., 5.5%, 7/01/2029 (n)		1,480,000	1,430,908
Sirius XM Radio, Inc., 3.875%, 9/01/2031 (n)		619,000	529,546
Videotron Ltd., 5.125%, 4/15/2027 (n)		583,000	574,255
Videotron Ltd., 3.625%, 6/15/2029 (n)		533,000	483,717
Virgin Media Finance PLC, 5%, 7/15/2030 (n)		1,400,000	1,234,327
Virgin Media Vendor Financing Notes IV DAC, 5%, 7/15/2028 (n)		1,261,000	1,184,330
Ziggo Bond Finance B.V., 5.125%, 2/28/2030 (n)		1,945,000	1,626,730
			$20,661,803
Chemicals – 3.1%
Axalta Coating Systems Ltd., 4.75%, 6/15/2027 (n)		$834,000	$ 810,463
Axalta Coating Systems Ltd., 3.375%, 2/15/2029 (n)		266,000	238,716
Element Solutions, Inc., 3.875%, 9/01/2028 (n)		794,000	730,986
Ingevity Corp., 3.875%, 11/01/2028 (n)		1,251,000	1,120,311
LSF11 A5 HoldCo LLC, 6.625%, 10/15/2029 (n)		907,000	766,991
SCIH Salt Holdings, Inc., 6.625%, 5/01/2029 (n)		901,000	840,833
SCIL IV LLC/SCIL USA Holdings LLC, 9.5%, 7/15/2028 (n)	EUR	677,000	795,954
SNF Group SACA, 3.375%, 3/15/2030 (n)		$1,301,000	1,117,906
Windsor Holdings III, LLC, 8.5%, 6/15/2030 (n)		1,139,000	1,190,287
			$7,612,447
7

MFS High Yield Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Computer Software – 0.6%
Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc., 8%, 6/15/2029 (n)		$751,000	$ 783,864
Dun & Bradstreet Corp., 5%, 12/15/2029 (n)		844,000	787,300
			$1,571,164
Computer Software - Systems – 1.7%
Fair Isaac Corp., 5.25%, 5/15/2026 (n)		$1,471,000	$ 1,460,527
Sabre GLBL, Inc., 8.625%, 6/01/2027 (n)		374,000	340,347
Sabre GLBL, Inc., 11.25%, 12/15/2027 (n)		387,000	380,239
SS&C Technologies Holdings, Inc., 5.5%, 9/30/2027 (n)		1,503,000	1,481,556
Virtusa Corp., 7.125%, 12/15/2028 (n)		472,000	404,150
			$4,066,819
Conglomerates – 3.4%
BWX Technologies, Inc., 4.125%, 6/30/2028 (n)		$563,000	$ 522,064
BWX Technologies, Inc., 4.125%, 4/15/2029 (n)		1,598,000	1,458,175
Chart Industries, Inc., 9.5%, 1/01/2031 (n)		866,000	940,624
Emerald Debt Merger, 6.625%, 12/15/2030 (n)		1,077,000	1,100,016
Gates Global LLC, 6.25%, 1/15/2026 (n)		637,000	633,815
Griffon Corp., 5.75%, 3/01/2028		918,000	901,999
Madison IAQ LLC, 5.875%, 6/30/2029 (n)		798,000	703,105
Regal Rexnord Corp., 6.3%, 2/15/2030 (n)		628,000	644,272
TriMas Corp., 4.125%, 4/15/2029 (n)		1,652,000	1,484,268
			$8,388,338
Construction – 0.7%
Mattamy Group Corp., 5.25%, 12/15/2027 (n)		$510,000	$ 495,822
Mattamy Group Corp., 4.625%, 3/01/2030 (n)		522,000	483,766
Weekley Homes LLC/Weekley Finance Corp., 4.875%, 9/15/2028 (n)		875,000	815,235
			$1,794,823
Consumer Products – 1.5%
Energizer Gamma Acquisition B.V., 3.5%, 6/30/2029	EUR	465,000	$ 440,344
Energizer Holdings, Inc., 4.375%, 3/31/2029 (n)		$896,000	801,997
HFC Prestige Products, Inc. / HFC Prestige International US LLC, 6.625%, 7/15/2030 (n)		1,054,000	1,082,785
Prestige Consumer Healthcare, Inc., 5.125%, 1/15/2028 (n)		984,000	955,592
Prestige Consumer Healthcare, Inc., 3.75%, 4/01/2031 (n)		531,000	464,182
			$3,744,900
Consumer Services – 4.3%
Allied Universal Holdco LLC, 9.75%, 7/15/2027 (n)		$1,099,000	$ 1,076,907
Allied Universal Holdco LLC, 6%, 6/01/2029 (n)		465,000	379,112
ANGI Group LLC, 3.875%, 8/15/2028 (n)		458,000	386,794
Arches Buyer, Inc., 6.125%, 12/01/2028 (n)		833,000	720,545
Cushman & Wakefield PLC, 6.75%, 5/15/2028 (n)		690,000	686,550
GoDaddy, Inc., 3.5%, 3/01/2029 (n)		1,487,000	1,346,771
GW B-CR Security Corp., 9.5%, 11/01/2027 (n)		906,000	913,383
Match Group Holdings II LLC, 5%, 12/15/2027 (n)		692,000	675,710
Match Group Holdings II LLC, 4.625%, 6/01/2028 (n)		1,205,000	1,153,787
Match Group Holdings II LLC, 4.125%, 8/01/2030 (n)		314,000	284,926
Match Group Holdings II LLC, 3.625%, 10/01/2031 (n)		144,000	124,419
Realogy Group LLC/Realogy Co-Issuer Corp., 5.75%, 1/15/2029 (n)		626,000	486,505
Realogy Group LLC/Realogy Co-Issuer Corp., 5.25%, 4/15/2030 (n)		675,000	503,798
TriNet Group, Inc., 3.5%, 3/01/2029 (n)		1,341,000	1,199,651
WASH Multi-Family Acquisition, Inc., 5.75%, 4/15/2026 (n)		742,000	714,098
			$10,652,956
8

MFS High Yield Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Containers – 2.9%
ARD Finance S.A., 6.5% (6.5% Cash or 7.25% PIK), 6/30/2027 (n)(p)		$312,000	$ 145,760
Ardagh Metal Packaging Finance USA LLC, 3.25%, 9/01/2028 (n)		550,000	481,153
Ardagh Metal Packaging Finance USA LLC, 4%, 9/01/2029 (n)		1,350,000	1,142,743
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 5.25%, 8/15/2027 (n)		1,100,000	854,551
Can-Pack S.A./Eastern PA Land Investment Holding LLC, 3.875%, 11/15/2029 (n)		1,628,000	1,395,392
Crown Americas LLC, 5.25%, 4/01/2030		440,000	433,327
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/2026		1,001,000	970,972
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/01/2026		485,000	480,391
Crown European Holdings S.A., 4.75%, 3/15/2029 (n)	EUR	463,000	520,227
Trivium Packaging Finance B.V., 8.5%, 8/15/2027 (n)		$634,000	621,636
			$7,046,152
Electronics – 1.2%
Entegris, Inc., 4.375%, 4/15/2028 (n)		$593,000	$ 564,334
Entegris, Inc., 3.625%, 5/01/2029 (n)		570,000	514,841
Sensata Technologies B.V., 5%, 10/01/2025 (n)		1,098,000	1,099,327
Sensata Technologies B.V., 5.875%, 9/01/2030 (n)		580,000	576,240
Sensata Technologies, Inc., 4.375%, 2/15/2030 (n)		154,000	142,829
			$2,897,571
Energy - Independent – 3.7%
Callon Petroleum Co., 8%, 8/01/2028 (n)		$687,000	$ 701,615
Callon Petroleum Co., 7.5%, 6/15/2030 (n)		228,000	229,943
Civitas Resources, Inc., 8.375%, 7/01/2028 (n)		723,000	754,772
Civitas Resources, Inc., 8.625%, 11/01/2030 (n)		221,000	234,420
Civitas Resources, Inc., 8.75%, 7/01/2031 (n)		456,000	485,433
Comstock Resources, Inc., 6.75%, 3/01/2029 (n)		1,254,000	1,146,792
CrownRock LP/CrownRock Finance, Inc., “F”, 5%, 5/01/2029 (n)		853,000	831,675
Matador Resources Co., 6.875%, 4/15/2028 (n)		858,000	870,283
Moss Creek Resources Holdings, Inc., 7.5%, 1/15/2026 (n)		670,000	668,711
Permian Resources Operating LLC, 7.75%, 2/15/2026 (n)		155,000	157,686
Permian Resources Operating LLC, 5.875%, 7/01/2029 (n)		1,150,000	1,121,204
Permian Resources Operating LLC, 7%, 1/15/2032 (n)		469,000	483,854
Sitio Royalties Operating Partnership, LP, 7.875%, 11/01/2028 (n)		893,000	925,344
SM Energy Co., 6.5%, 7/15/2028		600,000	600,276
			$9,212,008
Energy - Integrated – 0.3%
Citgo Petroleum Corp., 8.375%, 1/15/2029 (n)		$610,000	$ 627,281
Entertainment – 3.2%
Carnival Corp. PLC, 7.625%, 3/01/2026 (n)		$709,000	$ 721,819
Carnival Corp. PLC, 5.75%, 3/01/2027 (n)		1,313,000	1,280,744
Carnival Corp. PLC, 4%, 8/01/2028 (n)		457,000	424,890
Carnival Corp. PLC, 6%, 5/01/2029 (n)		314,000	302,133
Motion Bondco DAC, 6.625%, 11/15/2027 (n)		886,000	819,376
NCL Corp. Ltd., 5.875%, 3/15/2026 (n)		707,000	690,851
NCL Corp. Ltd., 7.75%, 2/15/2029 (n)		300,000	301,816
Royal Caribbean Cruises Ltd., 5.375%, 7/15/2027 (n)		661,000	654,338
Royal Caribbean Cruises Ltd., 5.5%, 4/01/2028 (n)		911,000	899,393
SeaWorld Parks & Entertainment, 5.25%, 8/15/2029 (n)		602,000	562,759
Viking Cruises Ltd. Co., 5.875%, 9/15/2027 (n)		297,000	286,605
Viking Ocean Cruises Ship VII Ltd., 5.625%, 2/15/2029 (n)		521,000	507,975
VOC Escrow Ltd., 5%, 2/15/2028 (n)		461,000	441,555
			$7,894,254
9

MFS High Yield Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Financial Institutions – 4.8%
Avation Capital S.A., 8.25% (8.25% Cash or 9% PIK), 10/31/2026 (n)(p)	$874,696	$ 741,305
Castlelake Aviation Finance Designated Activity Co., 5%, 4/15/2027 (n)	183,000	171,319
Credit Acceptance Corp., 6.625%, 3/15/2026	107,000	106,744
Credit Acceptance Corp., 9.25%, 12/15/2028 (n)	719,000	766,418
Freedom Mortgage Corp., 7.625%, 5/01/2026 (n)	599,000	591,182
Global Aircraft Leasing Co. Ltd., 6.5% (6.5% Cash or 7.25% PIK), 9/15/2024 (n)(p)	1,847,562	1,736,708
Howard Hughes Corp., 4.125%, 2/01/2029 (n)	1,245,000	1,110,179
Macquarie AirFinance Holdings Ltd., 8.375%, 5/01/2028 (n)	968,000	1,013,835
Macquarie AirFinance Holdings Ltd., 8.125%, 3/30/2029 (n)	162,000	169,326
Nationstar Mortgage Holdings, Inc., 6%, 1/15/2027 (n)	1,286,000	1,276,355
Nationstar Mortgage Holdings, Inc., 5.75%, 11/15/2031 (n)	190,000	177,158
OneMain Finance Corp., 6.875%, 3/15/2025	732,000	740,989
OneMain Finance Corp., 7.125%, 3/15/2026	1,053,000	1,072,785
OneMain Finance Corp., 5.375%, 11/15/2029	516,000	483,181
Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029 (n)	636,000	575,635
Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031 (n)	226,000	198,766
SLM Corp., 3.125%, 11/02/2026	836,000	779,516
		$11,711,401
Food & Beverages – 2.8%
B&G Foods, Inc., 5.25%, 9/15/2027	$377,000	$ 342,489
B&G Foods, Inc., 8%, 9/15/2028 (n)	427,000	448,368
Performance Food Group Co., 5.5%, 10/15/2027 (n)	930,000	916,346
Post Holdings, Inc., 5.625%, 1/15/2028 (n)	800,000	792,763
Post Holdings, Inc., 4.625%, 4/15/2030 (n)	1,169,000	1,075,296
Primo Water Holding, Inc., 4.375%, 4/30/2029 (n)	1,338,000	1,232,823
TreeHouse Foods, Inc., 4%, 9/01/2028	828,000	732,941
U.S. Foods Holding Corp., 4.75%, 2/15/2029 (n)	1,057,000	1,003,880
United Natural Foods, Inc., 6.75%, 10/15/2028 (n)	485,000	392,627
		$6,937,533
Gaming & Lodging – 3.2%
Caesars Entertainment, Inc., 4.625%, 10/15/2029 (n)	$381,000	$ 343,664
Caesars Entertainment, Inc., 7%, 2/15/2030 (n)	784,000	803,943
Caesars Resort Collection LLC/CRC Finco, Inc., 8.125%, 7/01/2027 (n)	853,000	874,409
CCM Merger, Inc., 6.375%, 5/01/2026 (n)	832,000	811,200
CDI Escrow Issuer, Inc., 5.75%, 4/01/2030 (n)	1,051,000	1,024,716
Penn National Gaming, Inc., 4.125%, 7/01/2029 (n)	972,000	831,059
Wyndham Hotels & Resorts, Inc., 4.375%, 8/15/2028 (n)	979,000	915,512
Wynn Macau Ltd., 5.5%, 10/01/2027 (n)	849,000	801,984
Wynn Macau Ltd., 5.625%, 8/26/2028 (n)	607,000	562,158
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.125%, 10/01/2029 (n)	982,000	926,799
		$7,895,444
Industrial – 1.3%
Albion Financing 1 S.à r.l., 6.125%, 10/15/2026 (n)	$400,000	$ 396,224
Albion Financing 2 S.à r.l., 8.75%, 4/15/2027 (n)	540,000	526,500
APi Escrow Corp., 4.75%, 10/15/2029 (n)	1,291,000	1,212,662
Williams Scotsman International, Inc., 4.625%, 8/15/2028 (n)	1,163,000	1,098,485
		$3,233,871
Insurance - Property & Casualty – 3.3%
Acrisure LLC/Acrisure Finance, Inc., 7%, 11/15/2025 (n)	$479,000	$ 477,859
Acrisure LLC/Acrisure Finance, Inc., 4.25%, 2/15/2029 (n)	380,000	343,121
Acrisure LLC/Acrisure Finance, Inc., 6%, 8/01/2029 (n)	448,000	407,073
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/2027 (n)	610,000	607,844
10

MFS High Yield Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Insurance - Property & Casualty – continued
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 5.875%, 11/01/2029 (n)	$1,140,000	$ 1,080,141
AmWINS Group Benefits, Inc., 4.875%, 6/30/2029 (n)	904,000	825,563
AssuredPartners, Inc., 5.625%, 1/15/2029 (n)	740,000	690,826
GTCR (AP) Finance, Inc., 8%, 5/15/2027 (n)	554,000	559,569
Hub International Ltd., 5.625%, 12/01/2029 (n)	752,000	717,387
Hub International Ltd., 7.25%, 6/15/2030 (n)	624,000	659,088
NFP Corp., 4.875%, 8/15/2028 (n)	815,000	806,561
NFP Corp., 6.875%, 8/15/2028 (n)	638,000	648,591
NFP Corp., 8.5%, 10/01/2031 (n)	220,000	238,458
		$8,062,081
Machinery & Tools – 0.9%
Ritchie Bros Holdings, Inc., 7.75%, 3/15/2031 (n)	$1,254,000	$ 1,336,902
Terex Corp., 5%, 5/15/2029 (n)	891,000	839,767
		$2,176,669
Major Banks – 0.5%
Toronto-Dominion Bank, 8.125% to 10/31/2027, FLR (CMT - 5yr. + 4.075%) to 10/31/2082	$1,180,000	$ 1,228,131
Medical & Health Technology & Services – 5.4%
180 Medical, Inc., 3.875%, 10/15/2029 (n)	$920,000	$ 828,690
Avantor Funding, Inc., 4.625%, 7/15/2028 (n)	1,296,000	1,252,559
Bausch & Lomb Escrow Corp., 8.375%, 10/01/2028 (n)	781,000	823,908
Charles River Laboratories International, Inc., 3.75%, 3/15/2029 (n)	1,536,000	1,406,548
CHS/Community Health Systems, Inc., 8%, 12/15/2027 (n)	546,000	526,931
CHS/Community Health Systems, Inc., 6.125%, 4/01/2030 (n)	1,051,000	680,459
CHS/Community Health Systems, Inc., 5.25%, 5/15/2030 (n)	917,000	766,930
Encompass Health Corp., 5.75%, 9/15/2025	329,000	327,672
Encompass Health Corp., 4.75%, 2/01/2030	944,000	888,994
Encompass Health Corp., 4.625%, 4/01/2031	155,000	142,628
IQVIA, Inc., 5%, 5/15/2027 (n)	1,310,000	1,285,693
IQVIA, Inc., 6.5%, 5/15/2030 (n)	600,000	615,065
Legacy LifePoint Health LLC, 4.375%, 2/15/2027 (n)	380,000	350,831
Star Parent, Inc., 9%, 10/01/2030 (n)	448,000	472,126
Tenet Healthcare Corp., 6.125%, 10/01/2028	593,000	591,322
Tenet Healthcare Corp., 4.375%, 1/15/2030	538,000	498,586
Tenet Healthcare Corp., 6.125%, 6/15/2030	911,000	921,100
Tenet Healthcare Corp., 6.75%, 5/15/2031 (n)	377,000	385,313
U.S. Acute Care Solutions LLC, 6.375%, 3/01/2026 (n)	749,000	625,834
		$13,391,189
Medical Equipment – 1.3%
Embecta Corp., 5%, 2/15/2030 (n)	$912,000	$ 773,595
Garden SpinCo Corp., 8.625%, 7/20/2030 (n)	794,000	848,100
Medline Borrower LP, 5.25%, 10/01/2029 (n)	1,129,000	1,064,169
Teleflex, Inc., 4.625%, 11/15/2027	448,000	435,482
		$3,121,346
Metals & Mining – 3.2%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 7/15/2026 (n)	$815,000	$ 762,795
FMG Resources Ltd., 4.375%, 4/01/2031 (n)	1,916,000	1,752,208
GrafTech Finance, Inc., 4.625%, 12/15/2028 (n)	1,121,000	743,122
GrafTech Finance, Inc., 9.875%, 12/15/2028 (n)	206,000	158,878
Kaiser Aluminum Corp., 4.625%, 3/01/2028 (n)	1,038,000	959,973
Kaiser Aluminum Corp., 4.5%, 6/01/2031 (n)	544,000	468,943
Novelis Corp., 3.25%, 11/15/2026 (n)	631,000	594,023
11

MFS High Yield Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Metals & Mining – continued
Novelis Corp., 4.75%, 1/30/2030 (n)	$905,000	$ 851,106
Novelis Corp., 3.875%, 8/15/2031 (n)	488,000	430,042
Petra Diamonds US$ Treasury PLC, 9.75%, 3/08/2026 (n)	530,294	397,721
Taseko Mines Ltd., 7%, 2/15/2026 (n)	741,000	702,245
		$7,821,056
Midstream – 4.6%
DT Midstream, Inc., 4.125%, 6/15/2029 (n)	$834,000	$ 767,266
DT Midstream, Inc., 4.375%, 6/15/2031 (n)	1,201,000	1,083,343
EQM Midstream Partners LP, 5.5%, 7/15/2028	1,656,000	1,640,817
Kinetik Holdings, Inc., 5.875%, 6/15/2030 (n)	1,037,000	1,017,351
NuStar Logistics, LP, 6.375%, 10/01/2030	761,000	762,347
Tallgrass Energy Partners LP, 6%, 3/01/2027 (n)	247,000	241,536
Tallgrass Energy Partners LP, 5.5%, 1/15/2028 (n)	1,339,000	1,265,366
Venture Global Calcasieu Pass LLC, 3.875%, 8/15/2029 (n)	1,097,000	995,308
Venture Global Calcasieu Pass LLC, 6.25%, 1/15/2030 (n)	337,000	335,177
Venture Global Calcasieu Pass LLC, 4.125%, 8/15/2031 (n)	750,000	660,754
Venture Global LNG, Inc., 8.125%, 6/01/2028 (n)	774,000	781,660
Venture Global LNG, Inc., 9.5%, 2/01/2029 (n)	855,000	904,733
Venture Global LNG, Inc., 8.375%, 6/01/2031 (n)	872,000	871,549
		$11,327,207
Network & Telecom – 0.6%
Iliad Holding S.A.S., 6.5%, 10/15/2026 (n)	$200,000	$ 199,609
Iliad Holding S.A.S., 7%, 10/15/2028 (n)	1,227,000	1,220,974
		$1,420,583
Oil Services – 0.4%
Nabors Industries Ltd., 7.25%, 1/15/2026 (n)	$564,000	$ 542,122
Nabors Industries Ltd., 9.125%, 1/31/2030 (n)	359,000	360,458
		$902,580
Oils – 1.1%
Parkland Corp., 4.625%, 5/01/2030 (n)	$1,602,000	$ 1,473,840
PBF Holding Co. LLC/PBF Finance Corp., 6%, 2/15/2028	860,000	837,231
Puma International Financing S.A., 5%, 1/24/2026	369,000	350,919
		$2,661,990
Personal Computers & Peripherals – 0.6%
NCR Corp., 5%, 10/01/2028 (n)	$989,000	$ 934,870
NCR Corp., 5.125%, 4/15/2029 (n)	569,000	540,892
		$1,475,762
Pharmaceuticals – 1.0%
1375209 BC Ltd., 9%, 1/30/2028 (n)	$537,000	$ 523,629
Bausch Health Co., Inc., 11%, 9/30/2028 (n)	580,000	421,649
Bausch Health Co., Inc., 14%, 10/15/2030 (n)	127,000	70,652
Organon Finance 1 LLC, 4.125%, 4/30/2028 (n)	589,000	542,152
Organon Finance 1 LLC, 5.125%, 4/30/2031 (n)	1,176,000	1,005,297
		$2,563,379
Pollution Control – 1.2%
GFL Environmental, Inc., 4.25%, 6/01/2025 (n)	$230,000	$ 226,601
GFL Environmental, Inc., 4%, 8/01/2028 (n)	878,000	811,617
GFL Environmental, Inc., 4.75%, 6/15/2029 (n)	330,000	310,847
12

MFS High Yield Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Pollution Control – continued
GFL Environmental, Inc., 4.375%, 8/15/2029 (n)		$410,000	$ 378,383
GFL Environmental, Inc., 6.75%, 1/15/2031 (n)		166,000	171,026
Stericycle, Inc., 3.875%, 1/15/2029 (n)		1,090,000	989,033
			$2,887,507
Precious Metals & Minerals – 0.8%
Coeur Mining, Inc., 5.125%, 2/15/2029 (n)		$535,000	$ 492,264
Eldorado Gold Corp., 6.25%, 9/01/2029 (n)		540,000	509,159
IAMGOLD Corp., 5.75%, 10/15/2028 (n)		988,000	849,638
			$1,851,061
Printing & Publishing – 0.3%
Cimpress PLC, 7%, 6/15/2026		$835,000	$ 816,213
Real Estate - Other – 0.8%
RHP Hotel Properties, LP/RHP Finance Corp., 7.25%, 7/15/2028 (n)		$956,000	$ 993,941
XHR LP, REIT, 4.875%, 6/01/2029 (n)		1,015,000	934,292
			$1,928,233
Restaurants – 0.3%
Fertitta Entertainment LLC, 6.75%, 1/15/2030 (n)		$901,000	$ 791,080
Retailers – 2.4%
Asbury Automotive Group, Inc., 4.625%, 11/15/2029 (n)		$1,016,000	$ 940,410
Bath & Body Works, Inc., 5.25%, 2/01/2028		1,482,000	1,465,788
Lithia Motors, Inc., 3.875%, 6/01/2029 (n)		763,000	689,030
Macy's Retail Holdings LLC, 5.875%, 4/01/2029 (n)		896,000	860,103
NMG Holding Co. Inc./Neiman Marcus Group LLC, 7.125%, 4/01/2026 (n)		494,000	474,708
Penske Automotive Group Co., 3.75%, 6/15/2029		1,003,000	892,204
Victoria's Secret & Co., 4.625%, 7/15/2029 (n)		771,000	644,013
			$5,966,256
Specialty Stores – 0.7%
Michael Cos., Inc., 5.25%, 5/01/2028 (n)		$550,000	$ 434,822
Michael Cos., Inc., 7.875%, 5/01/2029 (n)		499,000	314,165
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 2/15/2029 (n)		1,025,000	997,138
			$1,746,125
Supermarkets – 0.2%
Picard Bondco S.A., 5.375%, 7/01/2027	EUR	539,000	$ 556,352
Telecommunications - Wireless – 1.1%
Altice France S.A., 5.5%, 1/15/2028 (n)		$380,000	$ 312,957
Altice France S.A., 6%, 2/15/2028 (n)		454,000	218,020
Altice France S.A., 5.125%, 7/15/2029 (n)		270,000	210,065
SBA Communications Corp., 3.875%, 2/15/2027		643,000	617,482
SBA Communications Corp., 3.125%, 2/01/2029		1,466,000	1,317,196
			$2,675,720
U.S. Treasury Obligations – 0.5%
U.S. Treasury Notes, 3%, 6/30/2024		$1,282,000	$ 1,268,579
13

MFS High Yield Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Utilities - Electric Power – 3.5%
Calpine Corp., 4.5%, 2/15/2028 (n)	$1,014,000	$ 964,466
Calpine Corp., 5.125%, 3/15/2028 (n)	804,000	770,858
Clearway Energy Operating LLC, 4.75%, 3/15/2028 (n)	801,000	771,695
Clearway Energy Operating LLC, 3.75%, 2/15/2031 (n)	1,631,000	1,436,602
Clearway Energy Operating LLC, 3.75%, 1/15/2032 (n)	232,000	201,544
NextEra Energy, Inc., 4.25%, 7/15/2024 (n)	27,000	26,694
NextEra Energy, Inc., 4.25%, 9/15/2024 (n)	146,000	141,255
NextEra Energy, Inc., 4.5%, 9/15/2027 (n)	839,000	807,553
NextEra Energy, Inc., 7.25%, 1/15/2029 (n)	738,000	772,617
Pacific Gas & Electric Co., 6.1%, 1/15/2029	355,000	367,353
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)	750,000	737,813
TerraForm Power Operating LLC, 5%, 1/31/2028 (n)	1,234,000	1,198,724
TerraForm Power Operating LLC, 4.75%, 1/15/2030 (n)	469,000	436,170
		$8,633,344
Total Bonds (Identified Cost, $243,690,235)		$234,723,365
Common Stocks – 0.3%
Cable TV – 0.1%
Intelsat Emergence S.A. (a)	10,701	$ 299,628
Oil Services – 0.2%
LTRI Holdings LP (a)(u)	1,115	$ 397,130
Total Common Stocks (Identified Cost, $1,383,335)		$696,758
Convertible Bonds – 0.1%
Utilities - Electric Power – 0.1%
Pacific Gas and Electric Corp., 4.25%, 12/01/2027 (n) (Identified Cost, $345,000)	$345,000	$ 361,560
	Strike Price	First Exercise
Warrants – 0.0%
Other Banks & Diversified Financials – 0.0%
Avation Capital S.A. (1 share for 1 warrant, Expiration 10/31/26) (a) (Identified Cost, $0)	GBP 1.14	N/A	11,113	$ 2,408

Investment Companies (h) – 2.6%
Money Market Funds – 2.6%
MFS Institutional Money Market Portfolio, 5.42% (v) (Identified Cost, $6,399,109)	6,398,821	$ 6,400,101
Underlying/Expiration Date/Exercise Price	Put/Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts
Purchased Options – 0.0%
Market Index Securities – 0.0%
Russell 2000 Index – December 2024 @ $1,500 (Premiums Paid, $178,975)	Put	Exchange Traded	$ 5,067,685	25	$73,500
Other Assets, Less Liabilities – 1.5%					3,604,729
Net Assets – 100.0%					$245,862,421
14

MFS High Yield Portfolio
Portfolio of Investments – continued
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $6,400,101 and $235,857,591, respectively.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $207,139,084, representing 84.2% of net assets.
(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
CDI	Interbank Deposit Certificates
CDO	Collateralized Debt Obligation
CMT	Constant Maturity Treasury
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
EUR	Euro
GBP	British Pound
Derivative Contracts at 12/31/23
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
GBP	66,094	USD	80,589	UBS AG	1/19/2024	$3,665
Liability Derivatives
USD	1,409,317	EUR	1,325,630	Barclays Bank PLC	1/19/2024	$(55,024)
USD	505,163	EUR	463,000	HSBC Bank	1/19/2024	(6,284)
USD	549,841	EUR	506,946	State Street Bank Corp.	1/19/2024	(10,152)
						$(71,460)
See Notes to Financial Statements
15

MFS High Yield Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/23 Assets
Investments in unaffiliated issuers, at value (identified cost, $245,597,545)	$235,857,591
Investments in affiliated issuers, at value (identified cost, $6,399,109)	6,400,101
Cash	14
Receivables for
Forward foreign currency exchange contracts	3,665
Fund shares sold	3,061
Interest	3,877,454
Other assets	1,435
Total assets	$246,143,321
Liabilities
Payables for
Forward foreign currency exchange contracts	$71,460
Fund shares reacquired	97,145
Payable to affiliates
Investment adviser	21,047
Administrative services fee	451
Shareholder servicing costs	11
Distribution and/or service fees	743
Payable for independent Trustees' compensation	226
Payable for audit and tax fees	43,003
Payable for shareholder communications	26,316
Accrued expenses and other liabilities	20,498
Total liabilities	$280,900
Net assets	$245,862,421
Net assets consist of
Paid-in capital	$304,930,638
Total distributable earnings (loss)	(59,068,217)
Net assets	$245,862,421
Shares of beneficial interest outstanding	49,225,367
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$218,731,298	43,727,845	$5.00
Service Class	27,131,123	5,497,522	4.94
See Notes to Financial Statements
16

MFS High Yield Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/23
Net investment income (loss)
Income
Interest	$15,378,954
Dividends from affiliated issuers	294,945
Other	6,796
Total investment income	$15,680,695
Expenses
Management fee	$1,731,831
Distribution and/or service fees	68,988
Shareholder servicing costs	3,059
Administrative services fee	45,984
Independent Trustees' compensation	6,493
Custodian fee	16,170
Audit and tax fees	86,683
Legal fees	1,214
Miscellaneous	33,782
Total expenses	$1,994,204
Reduction of expenses by investment adviser	(141,247)
Net expenses	$1,852,957
Net investment income (loss)	$13,827,738
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(12,430,103)
Affiliated issuers	717
Futures contracts	(276,632)
Forward foreign currency exchange contracts	(44,870)
Foreign currency	878
Net realized gain (loss)	$(12,750,010)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$27,854,517
Affiliated issuers	184
Futures contracts	(12,011)
Forward foreign currency exchange contracts	24,881
Translation of assets and liabilities in foreign currencies	(214)
Net unrealized gain (loss)	$27,867,357
Net realized and unrealized gain (loss)	$15,117,347
Change in net assets from operations	$28,945,085
See Notes to Financial Statements
17

MFS High Yield Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/23	12/31/22
Change in net assets
From operations
Net investment income (loss)	$13,827,738	$13,133,726
Net realized gain (loss)	(12,750,010)	(7,326,132)
Net unrealized gain (loss)	27,867,357	(40,364,218)
Change in net assets from operations	$28,945,085	$(34,556,624)
Total distributions to shareholders	$(14,087,664)	$(15,313,201)
Change in net assets from fund share transactions	$(22,030,742)	$(33,984,248)
Total change in net assets	$(7,173,321)	$(83,854,073)
Net assets
At beginning of period	253,035,742	336,889,815
At end of period	$245,862,421	$253,035,742
See Notes to Financial Statements
18

MFS High Yield Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$4.72	$5.59	$5.68	$5.72	$5.28
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.23	$0.23	$0.25	$0.27
Net realized and unrealized gain (loss)	0.30	(0.81)	(0.03)	0.03(g)	0.50
Total from investment operations	$0.57	$(0.58)	$0.20	$0.28	$0.77
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.29)	$(0.29)	$(0.32)	$(0.33)
Net asset value, end of period (x)	$5.00	$4.72	$5.59	$5.68	$5.72
Total return (%) (k)(r)(s)(x)	12.41	(10.51)	3.49	5.09	14.81
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.78	0.79	0.78	0.78	0.77
Expenses after expense reductions	0.72	0.72	0.72	0.72	0.72
Net investment income (loss)	5.62	4.68	4.13	4.50	4.78
Portfolio turnover	43	29	63	54	59
Net assets at end of period (000 omitted)	$218,731	$224,472	$298,460	$310,121	$324,544
Service Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$4.65	$5.51	$5.61	$5.65	$5.22
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.22	$0.22	$0.23	$0.25
Net realized and unrealized gain (loss)	0.30	(0.81)	(0.05)	0.03(g)	0.49
Total from investment operations	$0.56	$(0.59)	$0.17	$0.26	$0.74
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.27)	$(0.27)	$(0.30)	$(0.31)
Net asset value, end of period (x)	$4.94	$4.65	$5.51	$5.61	$5.65
Total return (%) (k)(r)(s)(x)	12.48	(10.78)	3.08	4.85	14.44
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.03	1.04	1.03	1.03	1.02
Expenses after expense reductions	0.97	0.97	0.97	0.97	0.97
Net investment income (loss)	5.37	4.43	3.88	4.25	4.54
Portfolio turnover	43	29	63	54	59
Net assets at end of period (000 omitted)	$27,131	$28,563	$38,430	$41,171	$43,696

See Notes to Financial Statements
19

MFS High Yield Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
20

MFS High Yield Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS High Yield Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at
21

MFS High Yield Portfolio
Notes to Financial Statements  - continued
the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$—	$73,500	$397,130	$470,630
Luxembourg	—	299,628	—	299,628
United Kingdom	—	2,408	—	2,408
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	1,268,579	—	1,268,579
U.S. Corporate Bonds	—	194,719,825	—	194,719,825
Asset-Backed Securities (including CDOs)	—	141	—	141
Foreign Bonds	—	39,096,380	—	39,096,380
Mutual Funds	6,400,101	—	—	6,400,101
Total	$6,400,101	$235,460,461	$397,130	$242,257,692
Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Assets	$—	$3,665	$—	$3,665
Forward Foreign Currency Exchange Contracts – Liabilities	—	(71,460)	—	(71,460)
For further information regarding security characteristics, see the Portfolio of Investments.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
22

MFS High Yield Portfolio
Notes to Financial Statements  - continued
Equity Securities
Balance as of 12/31/22	$502,144
Realized gain (loss)	138,953
Change in unrealized appreciation or depreciation	(105,014)
Sales	(138,953)
Balance as of 12/31/23	$397,130
The net change in unrealized appreciation or depreciation from investments held as level 3 at December 31, 2023 is $23,560. At December 31, 2023, the fund held one level 3 security.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were purchased options, futures contracts, and forward foreign currency exchange contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2023 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Equity	Purchased Option Contracts	$73,500	$—
Foreign Exchange	Forward Foreign Currency Exchange Contracts	3,665	(71,460)
Total		$77,165	$(71,460)
(a) The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$(276,632)	$—	$—
Foreign Exchange	—	(44,870)	—
Equity	—	—	(130,822)
Total	$(276,632)	$(44,870)	$(130,822)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2023 as reported in the Statement of Operations:
23

MFS High Yield Portfolio
Notes to Financial Statements  - continued
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$(12,011)	$—	$—
Foreign Exchange	—	24,881	—
Equity	—	—	(105,475)
Total	$(12,011)	$24,881	$(105,475)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Purchased Options — The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund's exposure to an underlying instrument.
The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.
Whether or not the option is exercised, the fund's maximum risk of loss from purchasing an option is the amount of premium paid.  All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
24

MFS High Yield Portfolio
Notes to Financial Statements  - continued
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
25

MFS High Yield Portfolio
Notes to Financial Statements  - continued
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization of premium and accretion of discount of debt securities, wash sale loss deferrals, and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/23	Year ended 12/31/22
Ordinary income (including any short-term capital gains)	$14,087,664	$15,313,201
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/23
Cost of investments	$253,502,753
Gross appreciation	4,917,667
Gross depreciation	(16,230,523)
Net unrealized appreciation (depreciation)	$(11,312,856)
Undistributed ordinary income	14,514,123
Capital loss carryforwards	(62,270,375)
Other temporary differences	891
Total distributable earnings (loss)	$(59,068,217)
As of December 31, 2023, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(3,068,480)
Long-Term	(59,201,895)
Total	$(62,270,375)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/23	Year ended 12/31/22
Initial Class	$12,570,924	$13,629,653
Service Class	1,516,740	1,683,548
Total	$14,087,664	$15,313,201
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.70%
In excess of $1 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's
26

MFS High Yield Portfolio
Notes to Financial Statements  - continued
Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this management fee reduction amounted to $31,643, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.69% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 0.72% of average daily net assets for the Initial Class shares and 0.97% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this reduction amounted to $109,604, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2023, the fee was $2,060, which equated to 0.0008% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2023, these costs amounted to $999.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.0186% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4)  Portfolio Securities
For the year ended December 31, 2023, purchases and sales of investments, other than purchased options with an expiration date of less than one year from the time of purchase and short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$5,134,329	$4,445,454
Non-U.S. Government securities	98,161,437	127,467,852
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
27

MFS High Yield Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,475,929	$7,137,260	1,232,053	$6,076,787
Service Class	206,874	988,411	157,991	780,121
	1,682,803	$8,125,671	1,390,044	$6,856,908
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,680,368	$12,570,924	2,826,154	$13,537,279
Service Class	327,590	1,516,740	355,930	1,683,548
	3,007,958	$14,087,664	3,182,084	$15,220,827
Shares reacquired
Initial Class	(8,024,383)	$(38,649,120)	(9,883,702)	$(49,445,337)
Service Class	(1,173,620)	(5,594,957)	(1,346,626)	(6,616,646)
	(9,198,003)	$(44,244,077)	(11,230,328)	$(56,061,983)
Net change
Initial Class	(3,868,086)	$(18,940,936)	(5,825,495)	$(29,831,271)
Service Class	(639,156)	(3,089,806)	(832,705)	(4,152,977)
	(4,507,242)	$(22,030,742)	(6,658,200)	$(33,984,248)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control.  At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Conservative Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 20%, 6%, and 6%, respectively, of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2023, the fund’s commitment fee and interest expense were $1,299 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$2,222,525	$65,653,277	$61,476,602	$717	$184	$6,400,101
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$294,945	$—
28

MFS High Yield Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS High Yield Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS High Yield Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more of the MFS investment companies since 1924.
29

MFS High Yield Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2024, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
30

MFS High Yield Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 53)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019.  The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Caroselli, Jones and Otis are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
31

MFS High Yield Portfolio
Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
David Cole Michael Skatrud
32

MFS High Yield Portfolio
Board Review of Investment Advisory Agreement
MFS High Yield Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 4th quintile for the three-year period ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In addition to considering the performance information provided in connection with the contract review meetings, the Trustees noted that, in light of the substandard relative performance of the Fund and the Fund’s retail counterpart, MFS High Income Fund, at the time of their contract review meetings in 2022, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the performance of the Fund’s retail counterpart and MFS’ efforts improve its performance.  The Trustees further noted that the total return performance (Class I shares) of the Fund’s retail counterpart, MFS High
33

MFS High Yield Portfolio
Board Review of Investment Advisory Agreement - continued
Income Fund, which has substantially similar investment strategies, was in the 3rd quintile relative to the other funds in its Broadridge performance universe for the five-year period ended December 31, 2022. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any.  In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.  The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
34

MFS High Yield Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
35

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
36

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
37

Annual Report
December 31, 2023
MFS®  International
Growth Portfolio
MFS® Variable Insurance Trust II
FCI-ANN

MFS® International Growth Portfolio
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS International Growth Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
SAP SE	4.3%
Nestle S.A.	3.9%
Roche Holding AG	3.8%
Schneider Electric SE	3.8%
Hitachi Ltd.	3.8%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.3%
LVMH Moet Hennessy Louis Vuitton SE	3.3%
Linde PLC	3.0%
Heineken N.V.	2.5%
AIA Group Ltd.	2.2%
GICS equity sectors (g)
Industrials	18.6%
Information Technology	14.7%
Consumer Staples	14.1%
Health Care	13.3%
Materials	12.4%
Consumer Discretionary	11.1%
Financials	10.0%
Communication Services	2.8%
Energy	1.2%
Utilities	0.4%
Issuer country weightings (x)
France	17.0%
Switzerland	11.6%
Germany	10.5%
Japan	9.8%
United Kingdom	9.1%
Canada	5.8%
Netherlands	4.7%
Taiwan	4.3%
United States	4.3%
Other Countries	22.9%
Currency exposure weightings (y)
Euro	35.0%
Swiss Franc	11.6%
British Pound Sterling	10.5%
Japanese Yen	9.8%
Canadian Dollar	5.8%
United States Dollar	5.6%
Hong Kong Dollar	5.1%
Taiwan Dollar	4.3%
Indian Rupee	3.7%
Other Currencies	8.6%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2023.
The portfolio is actively managed and current holdings may be different.
1

MFS International Growth Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2023, Initial Class shares of the MFS International Growth Portfolio (fund) provided a total return of 14.72%, while Service Class shares of the fund provided a total return of 14.39%. These compare with a return of 14.03% over the same period for the fund’s benchmark, the MSCI All Country World (ex-US) Growth Index (net div).
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Early on, policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools (financial policies aimed at safeguarding the stability of the financial system) to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk. Rapid advancements in artificial intelligence were a focus for investors.
Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Contributors to Performance
Relative to the MSCI All Country World (ex-U.S.) Growth Index, stock selection within the industrials sector contributed to the fund’s performance, led by its overweight positions in diversified industrial manufacturer Rolls-Royce (United Kingdom), electronics company Hitachi (Japan), electrical distribution equipment manufacturer Schneider Electric (France), and intelligent lock and security solutions provider Assa Abloy (Sweden). The share price of Rolls Royce climbed as the company posted much higher-than-expected LTSA (long-term service agreement) advances.
Elsewhere, the fund’s overweight holdings of enterprise applications company SAP (Germany) and industrial and medical gas supplier Air Liquide (France) helped relative returns. The stock price of SAP rose as the company reported revenue and earnings above consensus estimates, driven by strong growth in licenses. The timing of the fund’s ownership in shares of banking services provider Grupo Financiero Banorte (Mexico) and e-commerce platform manager Meituan(h) (China), and its holdings of industrial gas supplier Linde(b), also benefited relative returns. Avoiding shares of poor-performing online direct sales company JD.com (China) further strengthened the fund’s relative returns.
During the reporting period, the fund's relative currency exposure, resulting primarily from differences between the fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, contributed to relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.
Detractors from Performance
Security selection within both the health care and consumer staples sectors detracted from the fund’s relative performance. Within the health care sector, not owning shares of strong-performing pharmaceutical company Novo Nordisk (Denmark), and the fund’s holdings of crop science and pharmaceuticals company Bayer(b) (Germany), held back relative results. The fund’s overweight positions in advanced molecular testing solutions provider QIAGEN (Netherlands) and pharmaceutical and diagnostic company Roche Holding (Switzerland) further weakened relative performance. Within the consumer staples sector, the fund’s overweight holdings of premium drinks distributor Diageo (United Kingdom) and wine and alcoholic beverage producer Pernod Ricard (France) weighed on relative returns. The share price of Diageo declined as the company lowered its short and medium-term guidance due to weak demand in its Latin America operations and excess inventory.
2

MFS International Growth Portfolio
Management Review - continued
Stocks in other sectors that were among the fund’s top relative detractors included its overweight positions in insurance company AIA Group (Hong Kong) and gold-focused royalty and streaming company Franco-Nevada (Canada). Additionally, not owning shares of strong-performing cloud-based e-commerce platform operator Shopify (Canada) and semiconductor production equipment manufacturer Tokyo Electron (Japan) also weakened relative returns as both stocks outperformed the benchmark during the reporting period.
Respectfully,
Portfolio Manager(s)
Matthew Barrett and Kevin Dwan
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
3

MFS International Growth Portfolio
Performance Summary Through 12/31/23
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/23
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/03/1996	14.72%	9.47%	6.36%
Service Class	8/24/2001	14.39%	9.20%	6.09%
Comparative benchmark(s)
MSCI All Country World (ex-U.S.) Growth Index (net div) (f)	14.03%	7.49%	4.55%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
MSCI All Country World (ex-U.S.) Growth Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets, excluding the U.S.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
4

MFS International Growth Portfolio
Performance Summary – continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
5

MFS International Growth Portfolio
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2023 through December 31, 2023
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/23	Ending Account Value 12/31/23	Expenses Paid During Period (p) 7/01/23-12/31/23
Initial Class	Actual	0.88%	$1,000.00	$1,020.31	$4.48
	Hypothetical (h)	0.88%	$1,000.00	$1,020.77	$4.48
Service Class	Actual	1.13%	$1,000.00	$1,018.47	$5.75
	Hypothetical (h)	1.13%	$1,000.00	$1,019.51	$5.75
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
6

MFS International Growth Portfolio
Portfolio of Investments − 12/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.6%
Aerospace & Defense – 2.4%
Rolls-Royce Holdings PLC (a)	1,312,790	$ 5,015,024
Singapore Technologies Engineering Ltd.	258,900	763,115
		$5,778,139
Alcoholic Beverages – 5.9%
Diageo PLC	122,132	$ 4,446,095
Heineken N.V.	58,201	5,907,237
Pernod Ricard S.A.	21,318	3,759,558
		$14,112,890
Apparel Manufacturers – 4.5%
Burberry Group PLC	59,173	$ 1,068,016
Kering S.A.	4,229	1,862,773
LVMH Moet Hennessy Louis Vuitton SE	9,695	7,851,572
		$10,782,361
Brokerage & Asset Managers – 2.0%
Deutsche Boerse AG	14,547	$ 2,995,034
London Stock Exchange Group PLC	15,106	1,785,696
		$4,780,730
Business Services – 2.1%
Experian PLC	79,541	$ 3,246,410
Nomura Research Institute Ltd.	58,000	1,686,936
		$4,933,346
Chemicals – 0.6%
UPL Ltd.	193,670	$ 1,366,754
Computer Software – 6.7%
Dassault Systemes SE	57,945	$ 2,829,642
Kingsoft Corp.	201,200	620,980
Oracle Corp. Japan	19,200	1,480,170
SAP SE	67,580	10,405,899
Wisetech Global Ltd.	13,992	718,641
		$16,055,332
Computer Software - Systems – 7.7%
Amadeus IT Group S.A.	72,860	$ 5,218,546
Cap Gemini S.A.	19,871	4,140,532
Hitachi Ltd.	125,500	9,052,021
		$18,411,099
Construction – 0.4%
Kingspan Group PLC	11,148	$ 964,856
Consumer Products – 3.4%
AmorePacific Corp. (a)	16,405	$ 1,840,011
Haleon PLC	377,728	1,548,652
KOSE Corp. (l)	4,700	352,500
Reckitt Benckiser Group PLC	64,730	4,471,939
		$8,213,102
7

MFS International Growth Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electrical Equipment – 4.2%
Mitsubishi Heavy Industries Ltd.	16,300	$ 952,683
Schneider Electric SE	45,421	9,114,907
		$10,067,590
Electronics – 4.9%
ASML Holding N.V.	3,536	$ 2,661,062
SK Hynix, Inc.	9,332	1,018,916
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	77,009	8,008,936
		$11,688,914
Energy - Independent – 0.9%
Reliance Industries Ltd.	69,948	$ 2,172,863
Entertainment – 0.2%
Lottery Corp. Ltd.	145,421	$ 479,630
Food & Beverages – 3.9%
Nestle S.A.	80,812	$ 9,369,215
Food & Drug Stores – 0.5%
Ocado Group PLC (a)	29,786	$ 287,940
Sugi Holdings Co. Ltd.	20,500	942,418
		$1,230,358
Gaming & Lodging – 2.2%
Aristocrat Leisure Ltd.	57,569	$ 1,601,385
Flutter Entertainment PLC (a)	17,961	3,191,422
Sands China Ltd. (a)	207,600	607,500
		$5,400,307
Insurance – 2.6%
AIA Group Ltd.	601,400	$ 5,241,118
Ping An Insurance Co. of China Ltd., “H”	225,500	1,020,865
		$6,261,983
Internet – 2.3%
LY Corp.	465,200	$ 1,648,655
NAVER Corp.	9,217	1,595,194
Tencent Holdings Ltd.	59,100	2,222,163
		$5,466,012
Leisure & Toys – 0.4%
Prosus N.V.	33,617	$ 1,001,454
Machinery & Tools – 5.6%
Assa Abloy AB	160,389	$ 4,616,369
Delta Electronics, Inc.	235,000	2,400,499
GEA Group AG	61,642	2,564,793
RB Global, Inc.	56,361	3,771,578
		$13,353,239
Major Banks – 1.3%
DBS Group Holdings Ltd.	120,200	$ 3,042,911
8

MFS International Growth Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical & Health Technology & Services – 0.3%
Alcon, Inc.	9,445	$ 737,138
Medical Equipment – 4.8%
EssilorLuxottica	24,844	$ 4,980,659
QIAGEN N.V. (a)	52,946	2,302,920
Sonova Holding AG	6,571	2,143,847
Terumo Corp.	62,300	2,042,203
		$11,469,629
Natural Gas - Distribution – 0.4%
China Resources Gas Group Ltd.	263,300	$ 863,223
Oil Services – 0.3%
Tenaris S.A.	44,929	$ 780,942
Other Banks & Diversified Financials – 5.0%
Credicorp Ltd.	14,122	$ 2,117,312
Element Fleet Management Corp.	136,211	2,216,301
Grupo Financiero Banorte S.A. de C.V.	257,714	2,591,558
HDFC Bank Ltd.	152,751	3,137,578
Kasikornbank Co. Ltd.	216,100	854,713
Kotak Mahindra Bank Ltd.	51,975	1,191,792
		$12,109,254
Pharmaceuticals – 8.2%
Bayer AG	52,546	$ 1,950,815
Chugai Pharmaceutical Co. Ltd.	45,100	1,708,682
Hypera S.A.	105,229	774,443
Merck KGaA	12,951	2,060,235
Novartis AG	40,806	4,117,716
Roche Holding AG	31,519	9,162,827
		$19,774,718
Precious Metals & Minerals – 2.3%
Agnico Eagle Mines Ltd.	56,485	$ 3,096,966
Franco-Nevada Corp.	21,244	2,353,105
		$5,450,071
Railroad & Shipping – 1.0%
Canadian Pacific Kansas City Ltd.	29,448	$ 2,329,971
Restaurants – 1.0%
Sodexo	8,793	$ 967,015
Yum China Holdings, Inc.	23,713	1,006,142
Yum China Holdings, Inc.	10,300	438,197
		$2,411,354
Specialty Chemicals – 9.5%
Air Liquide S.A.	26,428	$ 5,138,335
Akzo Nobel N.V.	19,354	1,598,593
Linde PLC	17,327	7,116,372
Nitto Denko Corp.	31,400	2,349,433
Resonac Holdings Corp. (l)	69,100	1,377,099
Sika AG	7,281	2,369,431
9

MFS International Growth Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Specialty Chemicals – continued
Symrise AG	26,204	$ 2,882,377
		$22,831,640
Specialty Stores – 0.5%
Alibaba Group Holding Ltd.	135,900	$ 1,315,751
Telecommunications - Wireless – 0.2%
Advanced Info Service Public Co. Ltd.	96,000	$ 610,327
Tobacco – 0.4%
ITC Ltd.	161,035	$ 894,255
Total Common Stocks (Identified Cost, $166,452,684)		$236,511,358
Investment Companies (h) – 0.9%
Money Market Funds – 0.9%
MFS Institutional Money Market Portfolio, 5.42% (v) (Identified Cost, $2,059,433)	2,059,451	$ 2,059,863
Other Assets, Less Liabilities – 0.5%		1,165,441
Net Assets – 100.0%		$239,736,662
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $2,059,863 and $236,511,358, respectively.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
See Notes to Financial Statements
10

MFS International Growth Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/23 Assets
Investments in unaffiliated issuers, at value, including $1,528,894 of securities on loan (identified cost, $166,452,684)	$236,511,358
Investments in affiliated issuers, at value (identified cost, $2,059,433)	2,059,863
Receivables for
Fund shares sold	846,861
Interest and dividends	804,626
Receivable from investment adviser	4,023
Other assets	1,549
Total assets	$240,228,280
Liabilities
Payable to custodian	$1,086
Payables for
Fund shares reacquired	197,920
Payable to affiliates
Administrative services fee	441
Shareholder servicing costs	15
Distribution and/or service fees	3,286
Deferred foreign capital gains tax expense payable	203,615
Accrued expenses and other liabilities	85,255
Total liabilities	$491,618
Net assets	$239,736,662
Net assets consist of
Paid-in capital	$169,035,279
Total distributable earnings (loss)	70,701,383
Net assets	$239,736,662
Shares of beneficial interest outstanding	16,477,735
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$118,996,357	8,112,397	$14.67
Service Class	120,740,305	8,365,338	14.43
See Notes to Financial Statements
11

MFS International Growth Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/23
Net investment income (loss)
Income
Dividends	$4,553,871
Dividends from affiliated issuers	174,414
Interest	2,204
Income on securities loaned	1,782
Other	169
Foreign taxes withheld	(529,849)
Total investment income	$4,202,591
Expenses
Management fee	$1,867,441
Distribution and/or service fees	241,577
Shareholder servicing costs	4,042
Administrative services fee	40,174
Independent Trustees' compensation	5,430
Custodian fee	73,228
Shareholder communications	1,970
Audit and tax fees	73,098
Legal fees	1,087
Miscellaneous	23,260
Total expenses	$2,331,307
Reduction of expenses by investment adviser	(262,043)
Net expenses	$2,069,264
Net investment income (loss)	$2,133,327
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (includes $70,992 foreign capital gains tax)	$578,020
Affiliated issuers	194
Foreign currency	24,906
Net realized gain (loss)	$603,120
Change in unrealized appreciation or depreciation
Unaffiliated issuers (includes $11,070 increase in deferred foreign capital gains tax)	$26,376,033
Affiliated issuers	(448)
Translation of assets and liabilities in foreign currencies	26,163
Net unrealized gain (loss)	$26,401,748
Net realized and unrealized gain (loss)	$27,004,868
Change in net assets from operations	$29,138,195
See Notes to Financial Statements
12

MFS International Growth Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/23	12/31/22
Change in net assets
From operations
Net investment income (loss)	$2,133,327	$1,503,969
Net realized gain (loss)	603,120	6,443,302
Net unrealized gain (loss)	26,401,748	(39,921,168)
Change in net assets from operations	$29,138,195	$(31,973,897)
Total distributions to shareholders	$(8,452,427)	$(11,842,247)
Change in net assets from fund share transactions	$31,927,707	$18,723,642
Total change in net assets	$52,613,475	$(25,092,502)
Net assets
At beginning of period	187,123,187	212,215,689
At end of period	$239,736,662	$187,123,187
See Notes to Financial Statements
13

MFS International Growth Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$13.35	$16.78	$16.09	$14.26	$12.78
Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.13	$0.09	$0.10	$0.21
Net realized and unrealized gain (loss)	1.76	(2.65)	1.39	2.12	3.07
Total from investment operations	$1.93	$(2.52)	$1.48	$2.22	$3.28
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.09)	$(0.09)	$(0.21)	$(0.18)
From net realized gain	(0.45)	(0.82)	(0.70)	(0.18)	(1.62)
Total distributions declared to shareholders	$(0.61)	$(0.91)	$(0.79)	$(0.39)	$(1.80)
Net asset value, end of period (x)	$14.67	$13.35	$16.78	$16.09	$14.26
Total return (%) (k)(r)(s)(x)	14.72	(14.95)	9.27	15.84	27.30
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.01	1.01	1.01	1.04	1.05
Expenses after expense reductions	0.88	0.88	0.88	0.88	0.88
Net investment income (loss)	1.16	0.93	0.52	0.72	1.49
Portfolio turnover	17	11	14	26	7
Net assets at end of period (000 omitted)	$118,996	$103,798	$124,671	$120,291	$112,259
Service Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$13.15	$16.55	$15.90	$14.11	$12.65
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.09	$0.04	$0.06	$0.16
Net realized and unrealized gain (loss)	1.74	(2.61)	1.38	2.09	3.07
Total from investment operations	$1.86	$(2.52)	$1.42	$2.15	$3.23
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.06)	$(0.07)	$(0.18)	$(0.15)
From net realized gain	(0.45)	(0.82)	(0.70)	(0.18)	(1.62)
Total distributions declared to shareholders	$(0.58)	$(0.88)	$(0.77)	$(0.36)	$(1.77)
Net asset value, end of period (x)	$14.43	$13.15	$16.55	$15.90	$14.11
Total return (%) (k)(r)(s)(x)	14.39	(15.18)	8.99	15.50	27.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.26	1.26	1.27	1.29	1.30
Expenses after expense reductions	1.13	1.13	1.13	1.13	1.13
Net investment income (loss)	0.87	0.65	0.22	0.44	1.18
Portfolio turnover	17	11	14	26	7
Net assets at end of period (000 omitted)	$120,740	$83,325	$87,545	$51,852	$34,616

See Notes to Financial Statements
14

MFS International Growth Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
15

MFS International Growth Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS International Growth Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading
16

MFS International Growth Portfolio
Notes to Financial Statements  - continued
does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
France	$40,644,993	$—	$—	$40,644,993
Switzerland	27,900,174	—	—	27,900,174
Germany	25,162,073	—	—	25,162,073
Japan	23,592,800	—	—	23,592,800
United Kingdom	21,869,772	—	—	21,869,772
Canada	13,767,921	—	—	13,767,921
Netherlands	11,168,346	—	—	11,168,346
Taiwan	10,409,435	—	—	10,409,435
India	8,763,242	—	—	8,763,242
Other Countries	47,313,441	5,919,161	—	53,232,602
Mutual Funds	2,059,863	—	—	2,059,863
Total	$232,652,060	$5,919,161	$—	$238,571,221
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund.  Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days.  The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned.  On loans collateralized by cash, the cash collateral is invested in a money market fund.  The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day.  The lending agent provides the fund with indemnification against Borrower default.  In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities.  In return, the lending agent assumes the fund's rights to the related collateral.  If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of
17

MFS International Growth Portfolio
Notes to Financial Statements  - continued
which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $1,528,894. The fair value of the fund’s investment securities on loan is presented gross in the Statement of Assets and Liabilities. These loans were collateralized by U.S. Treasury Obligations of  $1,613,724 held by the custodian. The collateral on securities loaned exceeded the value of securities on loan at period end. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent.  On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent.  Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/23	Year ended 12/31/22
Ordinary income (including any short-term capital gains)	$2,165,974	$1,936,167
Long-term capital gains	6,286,453	9,906,080
Total distributions	$8,452,427	$11,842,247
The federal tax cost and the tax basis components of distributable earnings were as follows:
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MFS International Growth Portfolio
Notes to Financial Statements  - continued
As of 12/31/23
Cost of investments	$170,945,623
Gross appreciation	79,034,684
Gross depreciation	(11,409,086)
Net unrealized appreciation (depreciation)	$67,625,598
Undistributed ordinary income	3,072,463
Undistributed long-term capital gain	201,321
Other temporary differences	(197,999)
Total distributable earnings (loss)	$70,701,383
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/23	Year ended 12/31/22
Initial Class	$4,565,226	$6,790,940
Service Class	3,887,201	5,051,307
Total	$8,452,427	$11,842,247
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion	0.70%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this management fee reduction amounted to $26,527, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.89% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 0.88% of average daily net assets for the Initial Class shares and 1.13% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this reduction amounted to $235,516, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these
19

MFS International Growth Portfolio
Notes to Financial Statements  - continued
participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2023, the fee was $2,896, which equated to 0.0014% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2023, these costs amounted to $1,146.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.0194% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4)  Portfolio Securities
For the year ended December 31, 2023, purchases and sales of investments, other than short-term obligations, aggregated $59,267,965 and $33,736,250, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,326,911	$18,807,870	1,217,168	$17,134,032
Service Class	3,090,390	42,569,082	4,750,270	66,664,792
	4,417,301	$61,376,952	5,967,438	$83,798,824
Shares issued to shareholders in reinvestment of distributions
Initial Class	328,670	$4,565,226	514,465	$6,790,940
Service Class	284,152	3,887,201	387,965	5,051,307
	612,822	$8,452,427	902,430	$11,842,247
Shares reacquired
Initial Class	(1,319,223)	$(18,889,920)	(1,383,930)	$(19,215,679)
Service Class	(1,346,630)	(19,011,752)	(4,089,695)	(57,701,750)
	(2,665,853)	$(37,901,672)	(5,473,625)	$(76,917,429)
Net change
Initial Class	336,358	$4,483,176	347,703	$4,709,293
Service Class	2,027,912	27,444,531	1,048,540	14,014,349
	2,364,270	$31,927,707	1,396,243	$18,723,642
20

MFS International Growth Portfolio
Notes to Financial Statements  - continued
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control.  At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 13%, 6%, and 2%, respectively, of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2023, the fund’s commitment fee and interest expense were $978 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$2,596,015	$41,629,628	$42,165,526	$194	$(448)	$2,059,863
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$174,414	$—
21

MFS International Growth Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS International Growth Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS International Growth Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more of the MFS investment companies since 1924.
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MFS International Growth Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2024, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
23

MFS International Growth Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 53)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019.  The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Caroselli, Jones and Otis are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
24

MFS International Growth Portfolio
Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Matthew Barrett Kevin Dwan
25

MFS International Growth Portfolio
Board Review of Investment Advisory Agreement
MFS International Growth Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
26

MFS International Growth Portfolio
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was lower than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any.  In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.  The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
'
27

MFS International Growth Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $6,916,000 as capital gain dividends paid during the fiscal year.
Income derived from foreign sources was $4,435,307. The fund intends to pass through foreign tax credits of $542,064 for the fiscal year.
28

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
30

Annual Report
December 31, 2023
MFS®  International Intrinsic
Value Portfolio
MFS® Variable Insurance Trust II
FCG-ANN

MFS® International Intrinsic Value Portfolio
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS International Intrinsic Value Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
Schneider Electric SE	3.5%
TotalEnergies SE	3.0%
Cadence Design Systems, Inc.	2.8%
Samsung Electronics Co. Ltd.	2.7%
Franco-Nevada Corp.	2.6%
Legrand S.A.	2.6%
Deutsche Boerse AG	2.2%
UBS Group AG	2.0%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1.9%
Pernod Ricard S.A.	1.9%
GICS equity sectors (g)
Industrials	20.7%
Information Technology	18.7%
Financials	17.4%
Materials	11.7%
Consumer Staples	11.2%
Energy	7.0%
Health Care	6.7%
Consumer Discretionary	3.4%
Real Estate	1.2%
Issuer country weightings (x)
France	16.8%
Japan	15.3%
United Kingdom	13.6%
United States	10.2%
Germany	9.8%
Switzerland	8.9%
Canada	4.4%
Ireland	4.2%
Spain	2.9%
Other Countries	13.9%
Currency exposure weightings (y)
Euro	36.5%
Japanese Yen	15.3%
British Pound Sterling	12.0%
United States Dollar	11.8%
Swiss Franc	8.9%
Canadian Dollar	4.4%
South Korean Won	2.7%
Taiwan Dollar	1.9%
Australian Dollar	1.7%
Other Currencies	4.8%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2023.
The portfolio is actively managed and current holdings may be different.
1

MFS International Intrinsic Value Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2023, Initial Class shares of the MFS International Intrinsic Value Portfolio (fund) provided a total return of 17.66%, while Service Class shares of the fund provided a total return of 17.37%. These compare with a return of 18.24% over the same period for the fund’s benchmark, the MSCI EAFE Index (net div).
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Early on, policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools (financial policies aimed at safeguarding the stability of the financial system) to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk. Rapid advancements in artificial intelligence were a focus for investors.
Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Relative to the MSCI EAFE Index, stock selection within both the financials and materials sectors weakened performance over the reporting period. Within the financials sector, the fund’s overweight positions in international banking and financial services providers NatWest Group (United Kingdom), Resona Holdings (Japan), and Bank of Ireland Group (Ireland) held back relative returns. The share price of NatWest Group fell as the company reported weaker-than-expected net interest margin results and a decline in deposit balances. Within the materials sector, the fund’s position in gold-focused royalty and streaming company Franco-Nevada(b) hindered relative results. The share price of Franco-Nevada declined as the company reported a softer-than-expected volume of mined materials and management lowered guidance due to protest disruptions in its Panamanian operations. Additionally, the higher cost of sales of royalty streams and oil gases further weighed on the share price performance.
The fund’s overweight allocation to the consumer staples sector also held back relative performance, led by overweight positions in alcoholic beverages distributors Pernod Ricard (France) and Diageo (United Kingdom). The share price of Pernod Ricard declined due to lower-than-expected revenue growth, driven in part by slowing demand in North America and Asia.
Turning to other sectors, not holding shares of strong-performing pharmaceutical company Novo Nordisk (Denmark), and the fund’s overweight positions in electronic products manufacturer Hirose Electric (Japan) and petroleum exploration and production company Woodside Energy Group (Australia), further detracted from relative returns.
The fund's cash and/or cash equivalents position during the period was another detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund's benchmark, holding cash hurt performance versus the benchmark, which has no cash position.
Contributors to Performance
The fund’s overweight allocation to both the information technology and industrials sectors benefited relative performance over the reporting period. Within the information technology sector, the fund’s positions in integrated circuits and electronic devices developer Cadence Design Systems(b) and microchip and electronics manufacturer Samsung Electronics(b) (South Korea), and its overweight position in precision cutting, grinding, and polishing machines manufacturer DISCO (Japan), aided relative results. The share price of Cadence Design Systems rose on the back of strong revenue and margin results in its functional verification and system design analysis divisions. Additionally, strong chip design activity, an expanding customer base, and increased confidence in its hardware prototyping business appeared to have further supported the stock. Within the industrials sector, the fund’s overweight positions in electrical distribution equipment manufacturer Schneider Electric (France) and wiring devices and cable systems manufacturer
2

MFS International Intrinsic Value Portfolio
Management Review - continued
Legrand (France), combined with its holdings of discount airline operator Ryanair Holdings(b) (Ireland), contributed to relative returns. The share price of Schneider Electric advanced on stronger-than-expected organic sales growth in its energy management segment, led by robust demand for data management center equipment and a bottom-line upside as costs and expenses were lower than anticipated.
Stocks in other sectors that strengthened relative performance included the fund’s overweight positions in investment management and banking firm UBS Group (Switzerland) and building materials producer CRH (Ireland), and its holdings of oil and gas exploration and production company Petroleo Brasileiro(b) (Brazil). The share price of UBS Group advanced as the company reported above-consensus earnings results, primarily due to lower-than-expected funding costs and operating expenses paired with encouraging new money and net new deposit trends. The stock price of UBS Group also responded positively after the company announced that it had voluntarily terminated the government guarantee agreement related to its Credit Suisse acquisition. Not owning shares of poor-performing insurance company AIA Group (Hong Kong) further supported the fund’s relative returns.
During the reporting period, the fund's relative currency exposure, resulting primarily from differences between the fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, was a contributor to relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.
Respectfully,
Portfolio Manager(s)
Philip Evans and Benjamin Stone
(b)	Security is not a benchmark constituent.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
3

MFS International Intrinsic Value Portfolio
Performance Summary Through 12/31/23
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/23
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	10/02/1995	17.66%	8.58%	6.92%
Service Class	8/24/2001	17.37%	8.31%	6.66%
Comparative benchmark(s)
MSCI EAFE Index (net div) (f)	18.24%	8.16%	4.28%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
MSCI EAFE (Europe, Australasia, Far East) Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
4

MFS International Intrinsic Value Portfolio
Performance Summary – continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
5

MFS International Intrinsic Value Portfolio
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2023 through December 31, 2023
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/23	Ending Account Value 12/31/23	Expenses Paid During Period (p) 7/01/23-12/31/23
Initial Class	Actual	0.89%	$1,000.00	$1,044.98	$4.59
	Hypothetical (h)	0.89%	$1,000.00	$1,020.72	$4.53
Service Class	Actual	1.14%	$1,000.00	$1,043.40	$5.87
	Hypothetical (h)	1.14%	$1,000.00	$1,019.46	$5.80
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
6

MFS International Intrinsic Value Portfolio
Portfolio of Investments − 12/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.0%
Airlines – 1.0%
Ryanair Holdings PLC, ADR (a)	104,999	$ 14,002,667
Alcoholic Beverages – 3.4%
Diageo PLC	586,764	$ 21,360,561
Pernod Ricard S.A.	143,092	25,235,138
		$46,595,699
Apparel Manufacturers – 1.8%
Adidas AG	48,783	$ 9,917,753
Compagnie Financiere Richemont S.A.	53,875	7,414,579
LVMH Moet Hennessy Louis Vuitton SE	8,122	6,577,665
		$23,909,997
Automotive – 0.7%
Knorr-Bremse AG	137,838	$ 8,947,377
Brokerage & Asset Managers – 3.2%
Deutsche Boerse AG	142,168	$ 29,270,501
Euronext N.V.	166,369	14,445,101
		$43,715,602
Business Services – 3.9%
Experian PLC	435,711	$ 17,783,238
Intertek Group PLC	229,047	12,396,400
Nomura Research Institute Ltd.	373,200	10,854,562
SGS S.A.	135,320	11,671,260
		$52,705,460
Chemicals – 0.9%
Givaudan S.A.	2,813	$ 11,652,687
Computer Software – 6.2%
ANSYS, Inc. (a)	27,527	$ 9,988,997
Cadence Design Systems, Inc. (a)	137,827	37,539,940
Dassault Systemes SE	203,442	9,934,731
NICE Systems Ltd., ADR (a)(l)	22,096	4,408,373
SAP SE	142,409	21,927,991
		$83,800,032
Computer Software - Systems – 5.3%
Amadeus IT Group S.A.	257,046	$ 18,410,736
Cap Gemini S.A.	78,897	16,439,815
Samsung Electronics Co. Ltd.	598,471	36,398,955
		$71,249,506
Construction – 1.9%
Compagnie de Saint-Gobain S.A.	56,217	$ 4,136,971
CRH PLC	314,188	21,729,242
		$25,866,213
7

MFS International Intrinsic Value Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Products – 5.5%
Beiersdorf AG	86,974	$ 13,029,230
Haleon PLC	5,430,481	22,264,495
KOSE Corp. (l)	37,200	2,790,000
L’Oréal S.A.	20,454	10,175,765
Lion Corp. (l)	413,200	3,834,555
ROHTO Pharmaceutical Co. Ltd.	736,100	14,842,073
Svenska Cellulosa Aktiebolaget	521,842	7,817,761
		$74,753,879
Electrical Equipment – 7.9%
Legrand S.A.	332,578	$ 34,548,771
Mitsubishi Electric Corp.	1,340,900	19,010,348
Schneider Electric SE	238,886	47,938,701
Yokogawa Electric Corp.	318,700	6,077,903
		$107,575,723
Electronics – 5.9%
Analog Devices, Inc.	103,136	$ 20,478,684
ASML Holding N.V.	13,182	9,920,283
DISCO Corp.	43,200	10,717,277
Hirose Electric Co. Ltd.	123,100	13,938,237
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	245,329	25,514,216
		$80,568,697
Energy - Independent – 1.7%
Woodside Energy Group Ltd.	1,117,019	$ 23,642,644
Energy - Integrated – 5.3%
Aker BP ASA	468,238	$ 13,618,671
Galp Energia SGPS S.A., “B”	519,214	7,646,306
Petroleo Brasileiro S.A., ADR	600,636	9,177,718
TotalEnergies SE	601,094	40,876,393
		$71,319,088
Engineering - Construction – 0.4%
Taisei Corp.	167,900	$ 5,741,942
Food & Beverages – 3.0%
Chocoladefabriken Lindt & Sprungli AG	479	$ 5,746,519
Ezaki Glico Co. Ltd. (l)	189,800	5,619,965
Nestle S.A.	38,760	4,493,773
Novozymes A/S	145,897	8,017,886
Toyo Suisan Kaisha Ltd.	319,600	16,501,333
		$40,379,476
Food & Drug Stores – 0.4%
Ocado Group PLC (a)	536,664	$ 5,187,902
Insurance – 1.3%
Hiscox Ltd.	494,498	$ 6,643,488
Willis Towers Watson PLC	45,277	10,920,812
		$17,564,300
Internet – 0.3%
M3, Inc.	212,700	$ 3,519,355
8

MFS International Intrinsic Value Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Machinery & Tools – 6.2%
Epiroc AB	564,550	$ 11,317,811
GEA Group AG	275,388	11,458,311
IMI PLC	953,284	20,462,345
Schindler Holding AG	46,361	11,592,317
SMC Corp.	36,000	19,342,979
Spirax-Sarco Engineering PLC	77,804	10,418,111
		$84,591,874
Major Banks – 6.6%
Bank of Ireland Group PLC	1,907,781	$ 17,307,890
NatWest Group PLC	7,998,551	22,368,607
Resona Holdings, Inc.	4,432,200	22,522,491
UBS Group AG	866,574	26,892,077
		$89,091,065
Medical Equipment – 5.7%
Agilent Technologies, Inc.	135,896	$ 18,893,621
Bruker BioSciences Corp.	180,200	13,241,096
EssilorLuxottica	89,115	17,865,539
Olympus Corp.	504,200	7,296,596
Shimadzu Corp.	691,900	19,343,758
		$76,640,610
Metals & Mining – 1.3%
Glencore PLC	2,979,055	$ 17,926,831
Other Banks & Diversified Financials – 6.3%
AIB Group PLC	5,816,324	$ 24,913,215
CaixaBank S.A.	5,159,252	21,221,646
Chiba Bank Ltd.	1,393,400	10,065,092
Hachijuni Bank Ltd.	455,700	2,539,316
Julius Baer Group Ltd.	140,492	7,876,105
Jyske Bank A.S.	87,900	6,300,235
Mebuki Financial Group, Inc.	1,802,200	5,482,011
North Pacific Bank Ltd.	683,200	1,720,113
Sydbank A.S.	113,229	4,923,073
		$85,040,806
Pharmaceuticals – 2.2%
Bayer AG	212,241	$ 7,879,626
Roche Holding AG	75,504	21,949,620
		$29,829,246
Precious Metals & Minerals – 4.4%
Agnico Eagle Mines Ltd.	178,446	$ 9,783,859
Franco-Nevada Corp.	322,820	35,757,361
Wheaton Precious Metals Corp.	271,023	13,370,645
		$58,911,865
Printing & Publishing – 1.4%
Wolters Kluwer N.V.	136,833	$ 19,441,012
9

MFS International Intrinsic Value Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Real Estate – 1.2%
LEG Immobilien SE (a)	51,013	$ 4,466,970
TAG Immobilien AG (a)	148,425	2,162,051
Vonovia SE, REIT	319,381	10,062,653
		$16,691,674
Specialty Chemicals – 2.4%
Croda International PLC	86,959	$ 5,597,536
Nitto Denko Corp.	70,500	5,275,000
Sika AG	36,272	11,803,872
Symrise AG	87,436	9,617,750
		$32,294,158
Specialty Stores – 0.3%
Zalando SE (a)	180,346	$ 4,270,545
Total Common Stocks (Identified Cost, $1,022,353,722)		$1,327,427,932
Investment Companies (h) – 1.8%
Money Market Funds – 1.8%
MFS Institutional Money Market Portfolio, 5.42% (v) (Identified Cost, $24,427,709)	24,427,190	$ 24,432,075
Other Assets, Less Liabilities – 0.2%		2,926,821
Net Assets – 100.0%		$1,354,786,828
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $24,432,075 and $1,327,427,932, respectively.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements
10

MFS International Intrinsic Value Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/23 Assets
Investments in unaffiliated issuers, at value, including $10,784,403 of securities on loan (identified cost, $1,022,353,722)	$1,327,427,932
Investments in affiliated issuers, at value (identified cost, $24,427,709)	24,432,075
Receivables for
Investments sold	86,251
Fund shares sold	1,561,174
Interest and dividends	3,465,115
Other assets	6,272
Total assets	$1,356,978,819
Liabilities
Payables for
Investments purchased	$362,483
Fund shares reacquired	1,485,696
Payable to affiliates
Investment adviser	171,569
Administrative services fee	1,917
Shareholder servicing costs	34
Distribution and/or service fees	29,553
Accrued expenses and other liabilities	140,739
Total liabilities	$2,191,991
Net assets	$1,354,786,828
Net assets consist of
Paid-in capital	$981,852,743
Total distributable earnings (loss)	372,934,085
Net assets	$1,354,786,828
Shares of beneficial interest outstanding	46,800,732
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$277,965,462	9,453,979	$29.40
Service Class	1,076,821,366	37,346,753	28.83
See Notes to Financial Statements
11

MFS International Intrinsic Value Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/23
Net investment income (loss)
Income
Dividends	$32,929,441
Dividends from affiliated issuers	855,173
Interest	39,681
Income on securities loaned	11,765
Other	620
Foreign taxes withheld	(3,111,614)
Total investment income	$30,725,066
Expenses
Management fee	$11,440,992
Distribution and/or service fees	2,598,882
Shareholder servicing costs	8,968
Administrative services fee	198,440
Independent Trustees' compensation	22,579
Custodian fee	162,795
Audit and tax fees	64,330
Legal fees	6,382
Miscellaneous	18,212
Total expenses	$14,521,580
Reduction of expenses by investment adviser	(212,341)
Net expenses	$14,309,239
Net investment income (loss)	$16,415,827
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$59,350,869
Affiliated issuers	(1,647)
Foreign currency	87,793
Net realized gain (loss)	$59,437,015
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$134,329,335
Affiliated issuers	197
Translation of assets and liabilities in foreign currencies	104,668
Net unrealized gain (loss)	$134,434,200
Net realized and unrealized gain (loss)	$193,871,215
Change in net assets from operations	$210,287,042
See Notes to Financial Statements
12

MFS International Intrinsic Value Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/23	12/31/22
Change in net assets
From operations
Net investment income (loss)	$16,415,827	$6,786,045
Net realized gain (loss)	59,437,015	98,590,506
Net unrealized gain (loss)	134,434,200	(500,076,006)
Change in net assets from operations	$210,287,042	$(394,699,455)
Total distributions to shareholders	$(104,795,926)	$(66,373,289)
Change in net assets from fund share transactions	$(10,874,176)	$58,193,922
Total change in net assets	$94,616,940	$(402,878,822)
Net assets
At beginning of period	1,260,169,888	1,663,048,710
At end of period	$1,354,786,828	$1,260,169,888
See Notes to Financial Statements
13

MFS International Intrinsic Value Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$27.24	$37.62	$35.05	$29.94	$25.02
Income (loss) from investment operations
Net investment income (loss) (d)	$0.42	$0.21	$0.16	$0.18	$0.28
Net realized and unrealized gain (loss)	4.20	(9.07)	3.51	5.87	6.06
Total from investment operations	$4.62	$(8.86)	$3.67	$6.05	$6.34
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.23)	$(0.12)	$(0.31)	$(0.54)
From net realized gain	(2.24)	(1.29)	(0.98)	(0.63)	(0.88)
Total distributions declared to shareholders	$(2.46)	$(1.52)	$(1.10)	$(0.94)	$(1.42)
Net asset value, end of period (x)	$29.40	$27.24	$37.62	$35.05	$29.94
Total return (%) (k)(r)(s)(x)	17.66	(23.56)	10.55	20.52	25.94
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.91	0.92	0.90	0.92	0.92
Expenses after expense reductions	0.90	0.90	0.89	0.90	0.90
Net investment income (loss)	1.45	0.71	0.45	0.59	0.99
Portfolio turnover	20	30	13	10	13
Net assets at end of period (000 omitted)	$277,965	$253,911	$344,052	$328,247	$308,053
Service Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$26.75	$36.96	$34.47	$29.47	$24.60
Income (loss) from investment operations
Net investment income (loss) (d)	$0.34	$0.13	$0.07	$0.10	$0.20
Net realized and unrealized gain (loss)	4.12	(8.90)	3.45	5.77	5.97
Total from investment operations	$4.46	$(8.77)	$3.52	$5.87	$6.17
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.15)	$(0.05)	$(0.24)	$(0.42)
From net realized gain	(2.24)	(1.29)	(0.98)	(0.63)	(0.88)
Total distributions declared to shareholders	$(2.38)	$(1.44)	$(1.03)	$(0.87)	$(1.30)
Net asset value, end of period (x)	$28.83	$26.75	$36.96	$34.47	$29.47
Total return (%) (k)(r)(s)(x)	17.37	(23.75)	10.28	20.21	25.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.16	1.17	1.15	1.17	1.17
Expenses after expense reductions	1.15	1.15	1.14	1.15	1.15
Net investment income (loss)	1.21	0.46	0.19	0.34	0.72
Portfolio turnover	20	30	13	10	13
Net assets at end of period (000 omitted)	$1,076,821	$1,006,259	$1,318,997	$1,177,140	$1,048,117

See Notes to Financial Statements
14

MFS International Intrinsic Value Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
15

MFS International Intrinsic Value Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS International Intrinsic Value Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party
16

MFS International Intrinsic Value Portfolio
Notes to Financial Statements  - continued
pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
France	$228,174,590	$—	$—	$228,174,590
Japan	207,034,906	—	—	207,034,906
United Kingdom	184,138,756	—	—	184,138,756
Germany	133,010,758	—	—	133,010,758
Switzerland	121,092,809	—	—	121,092,809
United States	111,063,150	—	—	111,063,150
Canada	58,911,865	—	—	58,911,865
Ireland	56,223,772	—	—	56,223,772
Spain	39,632,382	—	—	39,632,382
Other Countries	151,745,989	36,398,955	—	188,144,944
Mutual Funds	24,432,075	—	—	24,432,075
Total	$1,315,461,052	$36,398,955	$—	$1,351,860,007
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund.  Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days.  The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned.  On loans collateralized by cash, the cash collateral is invested in a money market fund.  The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day.  The lending agent provides the fund with indemnification against Borrower default.  In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities.  In return, the lending agent assumes the fund's rights to the related collateral.  If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $10,784,403. The fair value of the fund’s investment securities on loan is presented gross in the Statement of Assets and Liabilities. These loans were collateralized by U.S. Treasury Obligations of  $11,429,048 held by the custodian. The collateral on securities loaned exceeded the value of securities on loan at period end. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the
17

MFS International Intrinsic Value Portfolio
Notes to Financial Statements  - continued
remainder is allocated between the fund and the lending agent.  On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent.  Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/23	Year ended 12/31/22
Ordinary income (including any short-term capital gains)	$6,792,426	$12,442,083
Long-term capital gains	98,003,500	53,931,206
Total distributions	$104,795,926	$66,373,289
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/23
Cost of investments	$1,057,039,514
Gross appreciation	351,085,149
Gross depreciation	(56,264,656)
Net unrealized appreciation (depreciation)	$294,820,493
Undistributed ordinary income	17,866,249
Undistributed long-term capital gain	60,259,886
Other temporary differences	(12,543)
Total distributable earnings (loss)	$372,934,085
18

MFS International Intrinsic Value Portfolio
Notes to Financial Statements  - continued
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/23	Year ended 12/31/22
Initial Class	$21,771,899	$14,068,472
Service Class	83,024,027	52,304,817
Total	$104,795,926	$66,373,289
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion	0.70%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this management fee reduction amounted to $166,840, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.86% of the fund's average daily net assets.
For the period from January 1, 2023 through July 31, 2023, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses did not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement terminated on July 31, 2023. For the period from January 1, 2023 through July 31, 2023, this reduction amounted to $33,703, which is included in the reduction of total expenses in the Statement of Operations. Effective August 1, 2023, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 0.89% of average daily net assets for the Initial Class shares and 1.14% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2025. For the period from August 1, 2023 through December 31, 2023, this reduction amounted to $11,798, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
19

MFS International Intrinsic Value Portfolio
Notes to Financial Statements  - continued
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2023, the fee was $7,004, which equated to 0.0005% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2023, these costs amounted to $1,964.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.0152% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
During the year ended December 31, 2023, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”) and relevant guidance, the fund engaged in sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $2,387,431. The sales transactions resulted in net realized gains (losses) of $28,433.
(4)  Portfolio Securities
For the year ended December 31, 2023, purchases and sales of investments, other than short-term obligations, aggregated $251,058,926 and $364,286,630, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,281,995	$37,476,940	1,771,546	$52,672,777
Service Class	3,262,017	92,619,281	17,043,700	503,582,214
	4,544,012	$130,096,221	18,815,246	$556,254,991
Shares issued to shareholders in reinvestment of distributions
Initial Class	782,133	$21,360,062	502,678	$13,763,324
Service Class	3,097,911	83,024,027	1,943,694	52,304,817
	3,880,044	$104,384,089	2,446,372	$66,068,141
Shares reacquired
Initial Class	(1,932,937)	$(56,194,165)	(2,097,229)	$(61,157,518)
Service Class	(6,633,208)	(189,160,321)	(17,056,927)	(502,971,692)
	(8,566,145)	$(245,354,486)	(19,154,156)	$(564,129,210)
Net change
Initial Class	131,191	$2,642,837	176,995	$5,278,583
Service Class	(273,280)	(13,517,013)	1,930,467	52,915,339
	(142,089)	$(10,874,176)	2,107,462	$58,193,922
20

MFS International Intrinsic Value Portfolio
Notes to Financial Statements  - continued
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control.  At the end of the period, the MFS Moderate Allocation Portfolio and the MFS Growth Allocation Portfolio were the owners of record of approximately 2% and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Conservative Allocation Portfolio was the owner of record of less than 1% of the value of outstanding voting shares of the fund.
Effective at the close of business on October 16, 2017, the fund was closed to new investors subject to certain exceptions.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2023, the fund’s commitment fee and interest expense were $6,576 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$10,496,042	$228,308,619	$214,371,136	$(1,647)	$197	$24,432,075
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$855,173	$—
21

MFS International Intrinsic Value Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS International Intrinsic Value Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS International Intrinsic Value Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more of the MFS investment companies since 1924.
22

MFS International Intrinsic Value Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2024, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
23

MFS International Intrinsic Value Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 53)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019.  The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Caroselli, Jones and Otis are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
24

MFS International Intrinsic Value Portfolio
Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Philip Evans Benjamin Stone
25

MFS International Intrinsic Value Portfolio
Board Review of Investment Advisory Agreement
MFS International Intrinsic Value Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
26

MFS International Intrinsic Value Portfolio
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median. The Trustees also noted that MFS has agreed to further reduce the expense limitation for the Fund effective August 1, 2023, which may not be changed without the Trustees’ approval.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any.  In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.  The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
27

MFS International Intrinsic Value Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $107,804,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 9.32% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
Income derived from foreign sources was $32,243,884. The fund intends to pass through foreign tax credits of $2,990,881 for the fiscal year.
28

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
30

Annual Report
December 31, 2023
MFS®  Massachusetts Investors
Growth Stock Portfolio
MFS® Variable Insurance Trust II
MIS-ANN

MFS® Massachusetts Investors Growth Stock Portfolio
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Massachusetts Investors Growth Stock Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
Microsoft Corp.	13.5%
Apple, Inc.	5.7%
Alphabet, Inc., “A”	5.2%
Visa, Inc., “A”	4.5%
Accenture PLC, “A”	4.1%
Amphenol Corp., “A”	2.7%
Agilent Technologies, Inc.	2.4%
Church & Dwight Co., Inc.	2.3%
Analog Devices, Inc.	2.2%
ICON PLC	2.1%
GICS equity sectors (g)
Information Technology	36.2%
Financials	13.9%
Health Care	13.0%
Consumer Discretionary	8.7%
Communication Services	8.3%
Industrials	8.0%
Consumer Staples	6.7%
Real Estate	1.9%
Utilities	1.4%
Materials	1.4%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2023.
The portfolio is actively managed and current holdings may be different.
1

MFS Massachusetts Investors Growth Stock Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2023, Initial Class shares of the MFS Massachusetts Investors Growth Stock Portfolio (fund) provided a total return of 24.01%, while Service Class shares of the fund provided a total return of 23.70%. These compare with a return of 42.68% over the same period for the fund’s benchmark, the Russell 1000® Growth Index.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Early on, policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools (financial policies aimed at safeguarding the stability of the financial system) to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk. Rapid advancements in artificial intelligence were a focus for investors.
Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Relative to the Russell 1000® Growth Index, stock selection and underweight positions in both the information technology and consumer discretionary sectors weighed on the fund’s performance. Within the information technology sector, the timing of the fund’s ownership in shares of computer graphics processor maker NVIDIA and not holding shares of broadband communications and networking services company Broadcom weakened relative results. The stock price of Broadcom appreciated in reaction to better-than-expected earnings results, supported by strength in AI-related server demand and an increased earnings outlook. Within the consumer discretionary sector, not holding shares of internet retailer Amazon.com and electric vehicle manufacturer Tesla, and the fund’s overweight position in vehicle components manufacturer Aptiv, held back relative results.
The combination of an overweight position and stock selection in the financials sector also dampened relative results, led by the timing of the fund’s ownership in shares of risk management and human capital consulting services provider Aon.
Stock selection in the communication services sector further detracted from the fund’s relative performance. Within this sector, not holding shares of social networking service provider Meta Platforms held back relative returns.
Elsewhere, an overweight position in beauty products maker Estée Lauder Companies, and the fund’s holdings of food company McCormick & Co.(b) and utilities company Xcel Energy(b), hindered relative performance. The stock price of Estée Lauder Companies declined as the firm lowered its sales outlook due to a slower-than-expected demand recovery from Chinese consumers. Excess inventory in the company’s Asia travel retail segment pressured the bottom line during the year, undercutting gains in its North American markets.
Contributors to Performance
The fund’s avoidance of the weak-performing energy sector contributed to relative performance. There were no individual stocks within this sector, either in the fund or in the benchmark, that were among the fund's top relative contributors over the reporting period.
The fund’s overweight position and stock selection in the industrials sector also benefited relative results. Within this sector, not holding shares of agricultural equipment manufacturer Deere and defense contractor Lockheed Martin, combined with the fund’s holdings of diversified industrial manufacturer Eaton(b) (Ireland), lifted relative returns. The stock price of Eaton advanced as the company reported earnings per share results that topped estimates and raised its organic sales guidance, driven by a favorable outlook in its Electrical Americas division.
2

MFS Massachusetts Investors Growth Stock Portfolio
Management Review - continued
Elsewhere, not owning shares of health insurance and Medicare/Medicaid provider UnitedHealth Group, pharmaceutical company AbbVie, beverage maker Coca-Cola, consumer goods company Procter & Gamble Company, home improvements retailer Home Depot, and merchandise store operator Dollar General helped relative performance. The share price of UnitedHealth Group declined as the company reported higher-than-anticipated investment costs in its Optum Insights segment. Additionally, an overweight position in software company Adobe Systems further supported the fund’s relative returns.
Respectfully,
Portfolio Manager(s)
Jeffrey Constantino and Joseph Skorski
(b)	Security is not a benchmark constituent.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
3

MFS Massachusetts Investors Growth Stock Portfolio
Performance Summary Through 12/31/23
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/23
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/06/1998	24.01%	16.68%	12.71%
Service Class	8/24/2001	23.70%	16.39%	12.44%
Comparative benchmark(s)
Russell 1000® Growth Index (f)	42.68%	19.50%	14.86%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Russell 1000® Growth Index(h) – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
4

MFS Massachusetts Investors Growth Stock Portfolio
Performance Summary – continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
5

MFS Massachusetts Investors Growth Stock Portfolio
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2023 through December 31, 2023
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/23	Ending Account Value 12/31/23	Expenses Paid During Period (p) 7/01/23-12/31/23
Initial Class	Actual	0.73%	$1,000.00	$1,062.68	$3.80
	Hypothetical (h)	0.73%	$1,000.00	$1,021.53	$3.72
Service Class	Actual	0.98%	$1,000.00	$1,061.45	$5.09
	Hypothetical (h)	0.98%	$1,000.00	$1,020.27	$4.99
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
6

MFS Massachusetts Investors Growth Stock Portfolio
Portfolio of Investments − 12/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.5%
Apparel Manufacturers – 2.9%
LVMH Moet Hennessy Louis Vuitton SE	14,969	$ 12,122,762
NIKE, Inc., “B”	147,969	16,064,994
		$28,187,756
Automotive – 1.3%
Aptiv PLC (a)	144,019	$ 12,921,385
Broadcasting – 1.1%
Walt Disney Co.	124,273	$ 11,220,609
Brokerage & Asset Managers – 2.0%
Brookfield Asset Management Ltd.	216,785	$ 8,707,066
Charles Schwab Corp.	157,582	10,841,642
		$19,548,708
Business Services – 6.7%
Accenture PLC, “A”	115,668	$ 40,589,058
Equifax, Inc.	31,167	7,707,287
Fiserv, Inc. (a)	105,459	14,009,174
Verisk Analytics, Inc., “A”	15,482	3,698,030
		$66,003,549
Computer Software – 14.7%
Adobe Systems, Inc. (a)	19,217	$ 11,464,862
Microsoft Corp.	350,973	131,979,887
		$143,444,749
Computer Software - Systems – 5.7%
Apple, Inc.	290,207	$ 55,873,554
Construction – 2.6%
Otis Worldwide Corp.	131,243	$ 11,742,311
Sherwin-Williams Co.	43,800	13,661,220
		$25,403,531
Consumer Products – 3.9%
Church & Dwight Co., Inc.	237,704	$ 22,477,290
Estée Lauder Cos., Inc., “A”	106,173	15,527,802
		$38,005,092
Electrical Equipment – 6.3%
Amphenol Corp., “A”	264,729	$ 26,242,586
Hubbell, Inc.	41,878	13,774,931
Schneider Electric SE	40,063	8,039,685
TE Connectivity Ltd.	95,265	13,384,732
		$61,441,934
Electronics – 6.1%
Analog Devices, Inc.	108,175	$ 21,479,228
NVIDIA Corp.	35,027	17,346,071
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	139,938	14,553,552
7

MFS Massachusetts Investors Growth Stock Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electronics – continued
Texas Instruments, Inc.	39,016	$ 6,650,667
		$60,029,518
Food & Beverages – 2.8%
McCormick & Co., Inc.	246,658	$ 16,876,341
PepsiCo, Inc.	62,212	10,566,086
		$27,442,427
Insurance – 3.2%
Aon PLC	67,262	$ 19,574,587
Marsh & McLennan Cos., Inc.	60,791	11,518,071
		$31,092,658
Internet – 7.9%
Alphabet, Inc., “A” (a)	361,042	$ 50,433,957
Gartner, Inc. (a)	32,692	14,747,688
Tencent Holdings Ltd.	315,200	11,851,536
		$77,033,181
Leisure & Toys – 0.8%
Electronic Arts, Inc.	54,593	$ 7,468,868
Machinery & Tools – 2.2%
Eaton Corp. PLC	65,982	$ 15,889,785
Veralto Corp.	63,243	5,202,369
		$21,092,154
Medical & Health Technology & Services – 2.1%
ICON PLC (a)	72,114	$ 20,413,310
Medical Equipment – 10.9%
Abbott Laboratories	74,340	$ 8,182,604
Agilent Technologies, Inc.	166,329	23,124,721
Becton, Dickinson and Co.	50,546	12,324,631
Boston Scientific Corp. (a)	310,794	17,967,001
Danaher Corp.	41,246	9,541,850
STERIS PLC	91,414	20,097,368
Stryker Corp.	13,018	3,898,370
Thermo Fisher Scientific, Inc.	21,650	11,491,603
		$106,628,148
Other Banks & Diversified Financials – 7.3%
Mastercard, Inc., “A”	28,656	$ 12,222,071
Moody's Corp.	37,460	14,630,378
Visa, Inc., “A”	170,030	44,267,310
		$71,119,759
Railroad & Shipping – 1.2%
Canadian Pacific Kansas City Ltd.	151,234	$ 11,956,560
Restaurants – 1.2%
Starbucks Corp.	127,834	$ 12,273,342
8

MFS Massachusetts Investors Growth Stock Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Specialty Stores – 3.3%
Ross Stores, Inc.	138,397	$ 19,152,761
TJX Cos., Inc.	135,381	12,700,092
		$31,852,853
Telecommunications - Wireless – 1.9%
American Tower Corp., REIT	88,108	$ 19,020,755
Utilities - Electric Power – 1.4%
Xcel Energy, Inc.	223,679	$ 13,847,967
Total Common Stocks (Identified Cost, $473,498,677)		$973,322,367
Investment Companies (h) – 0.5%
Money Market Funds – 0.5%
MFS Institutional Money Market Portfolio, 5.42% (v) (Identified Cost, $5,167,903)	5,167,587	$ 5,168,620
Other Assets, Less Liabilities – (0.0)%		(326,506)
Net Assets – 100.0%		$978,164,481
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $5,168,620 and $973,322,367, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements
9

MFS Massachusetts Investors Growth Stock Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/23 Assets
Investments in unaffiliated issuers, at value (identified cost, $473,498,677)	$973,322,367
Investments in affiliated issuers, at value (identified cost, $5,167,903)	5,168,620
Cash	59,446
Receivables for
Fund shares sold	35,879
Dividends	866,577
Other assets	4,920
Total assets	$979,457,809
Liabilities
Payables for
Fund shares reacquired	$1,105,200
Payable to affiliates
Investment adviser	83,268
Administrative services fee	1,419
Shareholder servicing costs	29
Distribution and/or service fees	11,211
Accrued expenses and other liabilities	92,201
Total liabilities	$1,293,328
Net assets	$978,164,481
Net assets consist of
Paid-in capital	$389,501,692
Total distributable earnings (loss)	588,662,789
Net assets	$978,164,481
Shares of beneficial interest outstanding	43,658,638
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$569,546,831	25,168,512	$22.63
Service Class	408,617,650	18,490,126	22.10
See Notes to Financial Statements
10

MFS Massachusetts Investors Growth Stock Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/23
Net investment income (loss)
Income
Dividends	$10,201,451
Dividends from affiliated issuers	262,331
Other	269
Foreign taxes withheld	(144,887)
Total investment income	$10,319,164
Expenses
Management fee	$6,974,473
Distribution and/or service fees	964,447
Shareholder servicing costs	7,231
Administrative services fee	144,308
Independent Trustees' compensation	16,863
Custodian fee	35,461
Audit and tax fees	61,928
Legal fees	4,519
Miscellaneous	9,089
Total expenses	$8,218,319
Reduction of expenses by investment adviser	(455,131)
Net expenses	$7,763,188
Net investment income (loss)	$2,555,976
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$87,722,883
Affiliated issuers	(968)
Foreign currency	4,928
Net realized gain (loss)	$87,726,843
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$108,638,318
Affiliated issuers	366
Translation of assets and liabilities in foreign currencies	1,579
Net unrealized gain (loss)	$108,640,263
Net realized and unrealized gain (loss)	$196,367,106
Change in net assets from operations	$198,923,082
See Notes to Financial Statements
11

MFS Massachusetts Investors Growth Stock Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/23	12/31/22
Change in net assets
From operations
Net investment income (loss)	$2,555,976	$1,808,305
Net realized gain (loss)	87,726,843	47,829,305
Net unrealized gain (loss)	108,640,263	(274,946,289)
Change in net assets from operations	$198,923,082	$(225,308,679)
Total distributions to shareholders	$(49,801,174)	$(131,637,497)
Change in net assets from fund share transactions	$(50,125,930)	$46,113,579
Total change in net assets	$98,995,978	$(310,832,597)
Net assets
At beginning of period	879,168,503	1,190,001,100
At end of period	$978,164,481	$879,168,503
See Notes to Financial Statements
12

MFS Massachusetts Investors Growth Stock Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$19.29	$27.57	$25.06	$22.58	$17.60
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.06	$0.04	$0.06	$0.11
Net realized and unrealized gain (loss)	4.44	(5.14)	6.24	4.80	6.71
Total from investment operations	$4.52	$(5.08)	$6.28	$4.86	$6.82
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.02)	$(0.07)	$(0.11)	$(0.13)
From net realized gain	(1.12)	(3.18)	(3.70)	(2.27)	(1.71)
Total distributions declared to shareholders	$(1.18)	$(3.20)	$(3.77)	$(2.38)	$(1.84)
Net asset value, end of period (x)	$22.63	$19.29	$27.57	$25.06	$22.58
Total return (%) (k)(r)(s)(x)	24.01	(19.26)	25.97	22.53	39.95
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.78	0.79	0.78	0.79	0.79
Expenses after expense reductions	0.73	0.76	0.76	0.78	0.78
Net investment income (loss)	0.38	0.29	0.15	0.27	0.51
Portfolio turnover	20	17	15	33	22
Net assets at end of period (000 omitted)	$569,547	$517,839	$714,524	$641,267	$603,369
Service Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$18.86	$27.07	$24.67	$22.27	$17.38
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$0.01	$(0.03)	$0.00(w)	$0.05
Net realized and unrealized gain (loss)	4.34	(5.04)	6.14	4.72	6.62
Total from investment operations	$4.37	$(5.03)	$6.11	$4.72	$6.67
Less distributions declared to shareholders
From net investment income	$(0.01)	$—	$(0.01)	$(0.05)	$(0.07)
From net realized gain	(1.12)	(3.18)	(3.70)	(2.27)	(1.71)
Total distributions declared to shareholders	$(1.13)	$(3.18)	$(3.71)	$(2.32)	$(1.78)
Net asset value, end of period (x)	$22.10	$18.86	$27.07	$24.67	$22.27
Total return (%) (k)(r)(s)(x)	23.70	(19.45)	25.66	22.20	39.58
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.03	1.04	1.03	1.04	1.04
Expenses after expense reductions	0.98	1.01	1.01	1.03	1.03
Net investment income (loss)	0.13	0.04	(0.10)	0.02	0.26
Portfolio turnover	20	17	15	33	22
Net assets at end of period (000 omitted)	$408,618	$361,330	$475,478	$428,289	$402,228

See Notes to Financial Statements
13

MFS Massachusetts Investors Growth Stock Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
14

MFS Massachusetts Investors Growth Stock Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Massachusetts Investors Growth Stock Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment
15

MFS Massachusetts Investors Growth Stock Portfolio
Notes to Financial Statements  - continued
for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$973,322,367	$—	$—	$973,322,367
Mutual Funds	5,168,620	—	—	5,168,620
Total	$978,490,987	$—	$—	$978,490,987
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
16

MFS Massachusetts Investors Growth Stock Portfolio
Notes to Financial Statements  - continued
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/23	Year ended 12/31/22
Ordinary income (including any short-term capital gains)	$1,792,686	$16,603,158
Long-term capital gains	48,008,488	115,034,339
Total distributions	$49,801,174	$131,637,497
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/23
Cost of investments	$480,638,341
Gross appreciation	511,316,701
Gross depreciation	(13,464,055)
Net unrealized appreciation (depreciation)	$497,852,646
Undistributed ordinary income	8,392,988
Undistributed long-term capital gain	82,413,102
Other temporary differences	4,053
Total distributable earnings (loss)	$588,662,789
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/23	Year ended 12/31/22
Initial Class	$29,382,026	$77,533,633
Service Class	20,419,148	54,103,864
Total	$49,801,174	$131,637,497
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this management fee reduction amounted to $118,867, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.74% of the fund's average daily net assets.
17

MFS Massachusetts Investors Growth Stock Portfolio
Notes to Financial Statements  - continued
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 0.73% of average daily net assets for the Initial Class shares and 0.98% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this reduction amounted to $336,264, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2023, the fee was $5,574, which equated to 0.0006% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2023, these costs amounted to $1,657.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.0155% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4)  Portfolio Securities
For the year ended December 31, 2023, purchases and sales of investments, other than short-term obligations, aggregated $189,130,481 and $285,705,419, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	370,022	$7,786,251	389,377	$8,711,128
Service Class	1,052,398	21,640,835	1,467,695	32,214,023
	1,422,420	$29,427,086	1,857,072	$40,925,151
18

MFS Massachusetts Investors Growth Stock Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,420,108	$29,382,026	3,722,210	$77,533,633
Service Class	1,009,849	20,419,148	2,654,753	54,103,864
	2,429,957	$49,801,174	6,376,963	$131,637,497
Shares reacquired
Initial Class	(3,466,392)	$(72,931,351)	(3,184,423)	$(71,137,383)
Service Class	(2,729,421)	(56,422,839)	(2,526,752)	(55,311,686)
	(6,195,813)	$(129,354,190)	(5,711,175)	$(126,449,069)
Net change
Initial Class	(1,676,262)	$(35,763,074)	927,164	$15,107,378
Service Class	(667,174)	(14,362,856)	1,595,696	31,006,201
	(2,343,436)	$(50,125,930)	2,522,860	$46,113,579
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2023, the fund’s commitment fee and interest expense were $4,566 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$6,195,245	$126,883,500	$127,909,523	$(968)	$366	$5,168,620
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$262,331	$—
19

MFS Massachusetts Investors Growth Stock Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of
MFS Massachusetts Investors Growth Stock Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Massachusetts Investors Growth Stock Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more of the MFS investment companies since 1924.
20

MFS Massachusetts Investors Growth Stock Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2024, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
21

MFS Massachusetts Investors Growth Stock Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 53)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019.  The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Caroselli, Jones and Otis are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
22

MFS Massachusetts Investors Growth Stock Portfolio
Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jeffrey Constantino Joseph Skorski
23

MFS Massachusetts Investors Growth Stock Portfolio
Board Review of Investment Advisory Agreement
MFS Massachusetts Investors Growth Stock Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
24

MFS Massachusetts Investors Growth Stock Portfolio
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
25

MFS Massachusetts Investors Growth Stock Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $52,810,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 100.00% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
26

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
28

Annual Report
December 31, 2023
MFS®  Research
International Portfolio
MFS® Variable Insurance Trust II
RSS-ANN

MFS® Research International Portfolio
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Research International Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
Schneider Electric SE	3.2%
Linde PLC	3.2%
Novo Nordisk A.S., “B”	3.1%
Roche Holding AG	2.8%
Nestle S.A.	2.8%
LVMH Moet Hennessy Louis Vuitton SE	2.6%
Hitachi Ltd.	1.9%
TotalEnergies SE	1.8%
London Stock Exchange Group PLC	1.6%
BNP Paribas	1.6%
Global equity sectors (k)
Capital Goods	25.6%
Financial Services	20.5%
Health Care	12.6%
Technology	12.1%
Consumer Cyclicals	9.6%
Consumer Staples	8.2%
Energy	8.0%
Telecommunications/Cable Television	2.8%
Issuer country weightings (x)
Japan	20.1%
France	14.1%
Switzerland	11.3%
United Kingdom	10.7%
United States	8.7%
Germany	6.9%
Australia	4.2%
Denmark	3.7%
Hong Kong	3.6%
Other Countries	16.7%
Currency exposure weightings (y)
Euro	30.3%
Japanese Yen	20.1%
Swiss Franc	11.3%
British Pound Sterling	11.0%
United States Dollar	9.0%
Australian Dollar	4.2%
Hong Kong Dollar	3.9%
Danish Krone	3.7%
Canadian Dollar	1.7%
Other Currencies	4.8%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of December 31, 2023.
The portfolio is actively managed and current holdings may be different.
1

MFS Research International Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2023, Initial Class shares of the MFS Research International Portfolio (fund) provided a total return of 13.01%, while Service Class shares of the fund provided a total return of 12.83%. These compare with a return of 18.24% over the same period for the fund's benchmark, the MSCI EAFE Index (net div).
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Early on, policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools (financial policies aimed at safeguarding the stability of the financial system) to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk. Rapid advancements in artificial intelligence were a focus for investors.
Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Relative to the MSCI EAFE Index, stock selection within the financial services, capital goods, and consumer staples sectors detracted from performance. Within the financial services sector, the fund’s overweight positions in international banking and financial services provider NatWest Group (United Kingdom) and insurance company AIA Group (Hong Kong), and its holdings of risk management and human capital consulting services provider Aon(b), held back relative returns. The share price of NatWest Group fell as the company reported weaker-than-expected net interest margin results and a decline in deposit balances. Within the capital goods sector, the fund’s overweight position in specialty chemical products maker Croda International (United Kingdom) held back relative results. The share price of Croda International came under pressure as the company issued a profit warning, led by destocking trends and weaker sales volumes in its consumer care segment, coupled with impairment charges in its industrial specialties segment. Within the consumer staples sector, the fund’s overweight positions in premium drinks distributor Diageo (United Kingdom) and tobacco distributor British American Tobacco (United Kingdom) also hindered relative performance.
Elsewhere, the fund’s overweight positions in medical and pharmaceutical products manufacturer Kyowa Kirin (Japan), advanced molecular testing solutions provider QIAGEN (Netherlands), pharmaceutical and diagnostic company Roche Holding (Switzerland), and pharmaceutical company Merck KGaA (Germany) further weakened relative returns. The share price of Kyowa Kirin declined as operating profits missed consensus expectations due to lower-than-anticipated sales of its prescription medicine CRYSVITA in Europe and an increase in selling, general, and administrative expenses.
Contributors to Performance
Security selection in the technology sector strengthened the fund’s relative performance. Within this sector, holdings of enterprise software solutions Constellation Software(b) and integrated circuits and electronic devices developer Cadence Design Systems(b), and an overweight position in electronics company Hitachi (Japan), contributed to relative returns. The share price of Constellation Software benefited from above-consensus revenue, improved core margins, and a better-than-anticipated organic growth outlook. Additionally, the firm deployed capital to acquire several companies, which further supported its expansion prospects.
Stocks in other sectors that contributed to relative results included the fund’s overweight positions in electrical distribution equipment manufacturer Schneider Electric (France), pharmaceutical company Novo Nordisk (Denmark), securities exchange services provider London Stock Exchange Group (United Kingdom), and investment management and banking firm UBS (Switzerland). The share price of Schneider Electric advanced owing to stronger-than-expected organic sales growth in its Energy Management segment led by robust demand for data management center equipment and a bottom-line upside as costs and expenses were well managed and lower than anticipated. Additionally, the fund’s positions in industrial gas supplier Linde(b) and discount airline operator Ryanair(b)
2

MFS Research International Portfolio
Management Review - continued
(Ireland), and not owning shares of biopharmaceutical company AstraZeneca (United Kingdom), also strengthened relative returns. The share price of Linde advanced steadily over the reporting period due to robust operating profit growth and stronger-than-expected margins. Additionally, an announcement of a share buyback program and a lower tax rate further supported Linde’s stock performance.
Respectfully,
Portfolio Manager(s)
Camille Humphries Lee and Nicholas Paul
Note to Shareholders: Effective January 1, 2024, John Mahoney was added as a Portfolio Manager of the fund. Effective May 1, 2024, Camille Humphries Lee will no longer be a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
3

MFS Research International Portfolio
Performance Summary Through 12/31/23
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/23
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/06/1998	13.01%	8.49%	4.15%
Service Class	8/24/2001	12.83%	8.23%	3.89%
Comparative benchmark(s)
MSCI EAFE Index (net div) (f)	18.24%	8.16%	4.28%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
MSCI EAFE (Europe, Australasia, Far East) Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
4

MFS Research International Portfolio
Performance Summary – continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
5

MFS Research International Portfolio
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2023 through December 31, 2023
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/23	Ending Account Value 12/31/23	Expenses Paid During Period (p) 7/01/23-12/31/23
Initial Class	Actual	0.90%	$1,000.00	$1,029.26	$4.60
	Hypothetical (h)	0.90%	$1,000.00	$1,020.67	$4.58
Service Class	Actual	1.15%	$1,000.00	$1,028.60	$5.88
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Notes to Expense Table
Changes to the fund's fee arrangements occured during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 0.89%, $4.55, and $4.53 for Initial Class and 1.14%, $5.83, and $5.80 for Service Class, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.
6

MFS Research International Portfolio
Portfolio of Investments − 12/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.4%
Aerospace & Defense – 1.4%
MTU Aero Engines Holding AG	17,906	$ 3,859,571
Thales S.A.	18,947	2,801,771
		$6,661,342
Airlines – 0.6%
Ryanair Holdings PLC, ADR (a)	21,281	$ 2,838,034
Alcoholic Beverages – 3.0%
Diageo PLC	194,247	$ 7,071,369
Heineken N.V.	38,777	3,935,756
Kirin Holdings Co. Ltd. (l)	194,000	2,842,582
		$13,849,707
Apparel Manufacturers – 4.3%
Burberry Group PLC	55,800	$ 1,007,137
Compagnie Financiere Richemont S.A.	36,759	5,058,979
LVMH Moet Hennessy Louis Vuitton SE	14,661	11,873,326
NIKE, Inc., “B”	16,790	1,822,890
		$19,762,332
Automotive – 2.7%
Bridgestone Corp. (l)	72,500	$ 3,002,837
Compagnie Generale des Etablissements Michelin	87,039	3,118,975
DENSO Corp.	260,800	3,934,195
Koito Manufacturing Co. Ltd.	154,300	2,404,782
		$12,460,789
Biotechnology – 1.0%
CSL Ltd.	23,084	$ 4,509,174
Brokerage & Asset Managers – 3.9%
Euronext N.V.	83,942	$ 7,288,321
Hong Kong Exchanges & Clearing Ltd.	96,100	3,298,303
London Stock Exchange Group PLC	64,478	7,622,013
		$18,208,637
Business Services – 1.1%
Nomura Research Institute Ltd.	123,700	$ 3,597,827
Secom Co. Ltd.	18,600	1,339,596
		$4,937,423
Computer Software – 1.0%
Cadence Design Systems, Inc. (a)	17,468	$ 4,757,759
Computer Software - Systems – 6.7%
Amadeus IT Group S.A.	80,134	$ 5,739,541
Constellation Software, Inc.	2,136	5,295,903
Fujitsu Ltd.	38,400	5,794,043
Hitachi Ltd.	120,300	8,676,957
Samsung Electronics Co. Ltd.	93,349	5,677,478
		$31,183,922
7

MFS Research International Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Construction – 0.9%
Techtronic Industries Co. Ltd.	346,000	$ 4,123,109
Consumer Products – 0.8%
Kao Corp.	89,000	$ 3,660,993
Consumer Services – 0.9%
CAR Group Ltd.	71,485	$ 1,516,937
Persol Holdings Co. Ltd.	765,200	1,313,865
SEEK Ltd.	69,523	1,266,372
		$4,097,174
Electrical Equipment – 5.5%
Legrand S.A.	56,039	$ 5,821,427
Mitsubishi Electric Corp.	325,000	4,607,624
Schneider Electric SE	74,612	14,972,842
		$25,401,893
Electronics – 3.3%
ASML Holding N.V.	3,882	$ 2,921,449
Kyocera Corp.	222,800	3,251,932
NXP Semiconductors N.V.	13,373	3,071,511
ROHM Co. Ltd.	95,100	1,822,750
Taiwan Semiconductor Manufacturing Co. Ltd.	225,804	4,362,971
		$15,430,613
Energy - Independent – 1.3%
Reliance Industries Ltd.	77,412	$ 2,404,725
Woodside Energy Group Ltd.	163,515	3,460,932
		$5,865,657
Energy - Integrated – 3.9%
Eni S.p.A.	281,211	$ 4,764,678
Galp Energia SGPS S.A., “B”	321,969	4,741,539
TotalEnergies SE	125,050	8,503,817
		$18,010,034
Food & Beverages – 3.3%
Nestle S.A.	111,068	$ 12,877,048
Novozymes A/S	46,322	2,545,662
		$15,422,710
Food & Drug Stores – 0.4%
Seven & I Holdings Co. Ltd.	46,900	$ 1,861,032
Gaming & Lodging – 1.8%
Aristocrat Leisure Ltd.	112,740	$ 3,136,065
Flutter Entertainment PLC (a)	7,206	1,280,407
Sands China Ltd. (a)	547,600	1,602,441
Whitbread PLC	45,920	2,139,927
		$8,158,840
8

MFS Research International Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Insurance – 5.3%
AIA Group Ltd.	624,400	$ 5,441,560
Aon PLC	19,790	5,759,286
Beazley PLC	521,896	3,472,526
Hiscox Ltd.	158,547	2,130,049
Willis Towers Watson PLC	9,177	2,213,492
Zurich Insurance Group AG	10,672	5,578,041
		$24,594,954
Leisure & Toys – 0.2%
Yamaha Corp.	46,200	$ 1,067,187
Machinery & Tools – 5.4%
Daikin Industries Ltd.	33,900	$ 5,526,181
GEA Group AG	99,833	4,153,840
RB Global, Inc.	39,997	2,676,528
SMC Corp.	11,700	6,286,468
Toyota Industries Corp.	45,500	3,710,993
Weir Group PLC	109,429	2,631,360
		$24,985,370
Major Banks – 6.2%
Bank of Ireland Group PLC	212,667	$ 1,929,371
BNP Paribas	110,087	7,606,598
DBS Group Holdings Ltd.	129,300	3,273,281
Mitsubishi UFJ Financial Group, Inc.	533,600	4,584,797
NatWest Group PLC	1,988,971	5,562,321
UBS Group AG	192,598	5,976,824
		$28,933,192
Medical Equipment – 2.4%
ConvaTec Group PLC	983,914	$ 3,062,625
Olympus Corp.	103,000	1,490,578
QIAGEN N.V. (a)	108,257	4,708,707
Terumo Corp.	60,800	1,993,033
		$11,254,943
Metals & Mining – 1.9%
Glencore PLC	1,037,503	$ 6,243,302
Mitsui & Co. Ltd.	64,300	2,416,039
		$8,659,341
Natural Gas - Distribution – 0.3%
China Resources Gas Group Ltd.	425,200	$ 1,394,009
Natural Gas - Pipeline – 0.3%
APA Group	240,806	$ 1,401,391
Other Banks & Diversified Financials – 3.8%
HDFC Bank Ltd.	181,796	$ 3,734,176
Julius Baer Group Ltd.	87,327	4,895,628
Macquarie Group Ltd.	32,106	4,017,574
Visa, Inc., “A”	19,718	5,133,581
		$17,780,959
9

MFS Research International Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Pharmaceuticals – 9.2%
Bayer AG	65,114	$ 2,417,412
Kyowa Kirin Co. Ltd.	201,700	3,390,277
Merck KGaA	28,024	4,458,036
Novo Nordisk A.S., “B”	139,527	14,424,423
Roche Holding AG	44,417	12,912,379
Sanofi	33,355	3,305,166
Santen Pharmaceutical Co. Ltd.	181,600	1,809,560
		$42,717,253
Printing & Publishing – 0.8%
Wolters Kluwer N.V.	25,135	$ 3,571,140
Real Estate – 1.2%
LEG Immobilien SE (a)	64,722	$ 5,667,403
Restaurants – 0.4%
Yum China Holdings, Inc.	37,720	$ 1,600,460
Specialty Chemicals – 7.8%
Akzo Nobel N.V.	30,604	$ 2,527,815
Croda International PLC	58,388	3,758,426
Kansai Paint Co. Ltd.	96,400	1,647,004
Linde PLC	36,407	14,952,719
Nitto Denko Corp.	54,400	4,070,355
Sika AG	16,097	5,238,391
Symrise AG	37,495	4,124,360
		$36,319,070
Specialty Stores – 0.3%
ZOZO, Inc.	59,300	$ 1,335,301
Telecommunications - Wireless – 2.5%
Advanced Info Service Public Co. Ltd.	417,100	$ 2,651,746
Cellnex Telecom S.A.	75,928	2,989,047
KDDI Corp.	111,200	3,537,895
SoftBank Group Corp.	49,000	2,186,929
		$11,365,617
Telephone Services – 0.3%
Hellenic Telecommunications Organization S.A.	107,503	$ 1,530,946
Tobacco – 1.1%
British American Tobacco PLC	170,408	$ 4,986,069
Utilities - Electric Power – 2.2%
CLP Holdings Ltd.	253,000	$ 2,088,218
E.ON SE	208,327	2,794,289
Iberdrola S.A.	416,073	5,452,174
		$10,334,681
Total Common Stocks (Identified Cost, $370,926,618)		$460,700,460

10

MFS Research International Portfolio
Portfolio of Investments – continued
Issuer	Strike Price	First Exercise	Shares/Par	Value ($)
Warrants – 0.0%
Computer Software - Systems – 0.0%
Constellation Software, Inc. (CAD 100 principal amount of Series 2 Debentures for 1 warrant, Expiration 3/31/40) (a) (Identified Cost, $0)	CAD 11.5	N/A	2,868	$ 0

Investment Companies (h) – 0.7%
Money Market Funds – 0.7%
MFS Institutional Money Market Portfolio, 5.42% (v) (Identified Cost, $3,012,429)	3,012,181	$ 3,012,784
Other Assets, Less Liabilities – (0.1)%		(323,009)
Net Assets – 100.0%		$463,390,235
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $3,012,784 and $460,700,460, respectively.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CAD	Canadian Dollar
See Notes to Financial Statements
11

MFS Research International Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/23 Assets
Investments in unaffiliated issuers, at value, including $5,249,127 of securities on loan (identified cost, $370,926,618)	$460,700,460
Investments in affiliated issuers, at value (identified cost, $3,012,429)	3,012,784
Foreign currency, at value (identified cost, $62)	63
Receivables for
Fund shares sold	96,066
Interest and dividends	1,505,612
Other assets	2,916
Total assets	$465,317,901
Liabilities
Payables for
Investments purchased	$775,309
Fund shares reacquired	838,485
Payable to affiliates
Investment adviser	35,546
Administrative services fee	738
Shareholder servicing costs	17
Distribution and/or service fees	3,217
Deferred foreign capital gains tax expense payable	169,092
Accrued expenses and other liabilities	105,262
Total liabilities	$1,927,666
Net assets	$463,390,235
Net assets consist of
Paid-in capital	$386,301,678
Total distributable earnings (loss)	77,088,557
Net assets	$463,390,235
Shares of beneficial interest outstanding	27,555,176
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$346,484,844	20,523,517	$16.88
Service Class	116,905,391	7,031,659	16.63
See Notes to Financial Statements
12

MFS Research International Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/23
Net investment income (loss)
Income
Dividends	$11,815,523
Dividends from affiliated issuers	190,763
Interest	7,401
Income on securities loaned	3,441
Other	496
Foreign taxes withheld	(1,021,873)
Total investment income	$10,995,751
Expenses
Management fee	$3,976,390
Distribution and/or service fees	295,963
Shareholder servicing costs	5,295
Administrative services fee	74,011
Independent Trustees' compensation	7,588
Custodian fee	76,849
Shareholder communications	4,603
Audit and tax fees	68,851
Legal fees	2,406
Miscellaneous	28,448
Total expenses	$4,540,404
Reduction of expenses by investment adviser	(141,045)
Net expenses	$4,399,359
Net investment income (loss)	$6,596,392
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (includes $46,456 foreign capital gains tax)	$(4,828,597)
Affiliated issuers	471
Foreign currency	(47,711)
Net realized gain (loss)	$(4,875,837)
Change in unrealized appreciation or depreciation
Unaffiliated issuers (includes $94,276 increase in deferred foreign capital gains tax)	$55,568,483
Affiliated issuers	(636)
Translation of assets and liabilities in foreign currencies	57,769
Net unrealized gain (loss)	$55,625,616
Net realized and unrealized gain (loss)	$50,749,779
Change in net assets from operations	$57,346,171
See Notes to Financial Statements
13

MFS Research International Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/23	12/31/22
Change in net assets
From operations
Net investment income (loss)	$6,596,392	$4,826,114
Net realized gain (loss)	(4,875,837)	29,297,695
Net unrealized gain (loss)	55,625,616	(104,113,081)
Change in net assets from operations	$57,346,171	$(69,989,272)
Total distributions to shareholders	$(4,297,390)	$(13,773,367)
Change in net assets from fund share transactions	$(32,018,140)	$(2,718,334)
Total change in net assets	$21,030,641	$(86,480,973)
Net assets
At beginning of period	442,359,594	528,840,567
At end of period	$463,390,235	$442,359,594
See Notes to Financial Statements
14

MFS Research International Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$15.10	$19.13	$18.14	$16.96	$14.07
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.22	$0.18	$0.17	$0.31
Net realized and unrealized gain (loss)	1.70	(3.59)	1.91	1.92	3.51
Total from investment operations	$1.95	$(3.37)	$2.09	$2.09	$3.82
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.30)	$(0.16)	$(0.34)	$(0.24)
From net realized gain	—	(0.36)	(0.94)	(0.57)	(0.69)
Total distributions declared to shareholders	$(0.17)	$(0.66)	$(1.10)	$(0.91)	$(0.93)
Net asset value, end of period (x)	$16.88	$15.10	$19.13	$18.14	$16.96
Total return (%) (k)(r)(s)(x)	13.01	(17.58)	11.57	12.95	28.04
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.96	0.99	0.96	0.98	0.99
Expenses after expense reductions	0.93	0.96	0.95	0.96	0.96
Net investment income (loss)	1.55	1.40	0.96	1.06	1.99
Portfolio turnover	18	22	23	28	24
Net assets at end of period (000 omitted)	$346,485	$314,093	$387,370	$369,243	$356,291
Service Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$14.86	$18.84	$17.90	$16.74	$13.90
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.19	$0.13	$0.14	$0.26
Net realized and unrealized gain (loss)	1.69	(3.55)	1.88	1.89	3.47
Total from investment operations	$1.90	$(3.36)	$2.01	$2.03	$3.73
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.26)	$(0.13)	$(0.30)	$(0.20)
From net realized gain	—	(0.36)	(0.94)	(0.57)	(0.69)
Total distributions declared to shareholders	$(0.13)	$(0.62)	$(1.07)	$(0.87)	$(0.89)
Net asset value, end of period (x)	$16.63	$14.86	$18.84	$17.90	$16.74
Total return (%) (k)(r)(s)(x)	12.83	(17.80)	11.27	12.71	27.67
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.21	1.24	1.22	1.23	1.24
Expenses after expense reductions	1.18	1.21	1.20	1.21	1.21
Net investment income (loss)	1.32	1.20	0.69	0.87	1.65
Portfolio turnover	18	22	23	28	24
Net assets at end of period (000 omitted)	$116,905	$128,267	$141,471	$120,742	$100,445

See Notes to Financial Statements
15

MFS Research International Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
16

MFS Research International Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Research International Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party
17

MFS Research International Portfolio
Notes to Financial Statements  - continued
pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$93,163,612	$—	$—	$93,163,612
France	65,292,243	—	—	65,292,243
Switzerland	52,537,290	—	—	52,537,290
United Kingdom	49,687,124	—	—	49,687,124
United States	37,711,238	—	—	37,711,238
Germany	32,183,618	—	—	32,183,618
Australia	19,308,445	—	—	19,308,445
Denmark	16,970,085	—	—	16,970,085
Hong Kong	16,553,631	—	—	16,553,631
Other Countries	68,963,950	8,329,224	—	77,293,174
Mutual Funds	3,012,784	—	—	3,012,784
Total	$455,384,020	$8,329,224	$—	$463,713,244
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund.  Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days.  The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned.  On loans collateralized by cash, the cash collateral is invested in a money market fund.  The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day.  The lending agent provides the fund with indemnification against Borrower default.  In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities.  In return, the lending agent assumes the fund's rights to the related collateral.  If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $5,249,127. The fair value of the fund’s investment securities on loan is presented gross in the Statement of Assets and Liabilities. These loans were collateralized by U.S. Treasury Obligations of  $5,563,166 held by the custodian. The collateral on securities loaned exceeded the value of securities on loan at period end. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the
18

MFS Research International Portfolio
Notes to Financial Statements  - continued
remainder is allocated between the fund and the lending agent.  On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent.  Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/23	Year ended 12/31/22
Ordinary income (including any short-term capital gains)	$4,297,390	$10,502,993
Long-term capital gains	—	3,270,374
Total distributions	$4,297,390	$13,773,367
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/23
Cost of investments	$378,796,555
Gross appreciation	104,381,635
Gross depreciation	(19,464,946)
Net unrealized appreciation (depreciation)	$84,916,689
Undistributed ordinary income	7,362,548
Capital loss carryforwards	(15,019,362)
Other temporary differences	(171,318)
Total distributable earnings (loss)	$77,088,557
19

MFS Research International Portfolio
Notes to Financial Statements  - continued
As of December 31, 2023, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(519,265)
Long-Term	(14,500,097)
Total	$(15,019,362)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/23	Year ended 12/31/22
Initial Class	$3,411,851	$8,626,934
Service Class	885,539	5,146,433
Total	$4,297,390	$13,773,367
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion	0.70%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this management fee reduction amounted to $56,510, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.89% of the fund's average daily net assets.
For the period from January 1, 2023 through July 31, 2023, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses did not exceed 0.96% of average daily net assets for the Initial Class shares and 1.21% of average daily net assets for the Service Class shares. This written agreement was terminated on July 31, 2023. For the period from January 1, 2023 through July 31, 2023, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement. Effective August 1, 2023, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 0.89% of average daily net assets for the Initial Class shares and 1.14% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2025. For the period from August 1, 2023 through December 31, 2023, this reduction amounted to $84,535, which is included in the reduction of total expenses in the Statements of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
20

MFS Research International Portfolio
Notes to Financial Statements  - continued
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2023, the fee was $3,792, which equated to 0.0009% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2023, these costs amounted to $1,503.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.0167% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
During the year ended December 31, 2023, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”) and relevant guidance, the fund engaged in sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $38,825. The sales transactions resulted in net realized gains (losses) of $(29,279).
(4)  Portfolio Securities
For the year ended December 31, 2023, purchases and sales of investments, other than short-term obligations, aggregated $78,305,550 and $106,216,959, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,532,677	$23,585,812	8,640,598	$127,704,449
Service Class	1,490,697	23,637,555	2,676,944	42,224,462
	3,023,374	$47,223,367	11,317,542	$169,928,911
Shares issued to shareholders in reinvestment of distributions
Initial Class	215,667	$3,411,851	573,981	$8,626,934
Service Class	56,802	885,539	347,497	5,146,433
	272,469	$4,297,390	921,478	$13,773,367
21

MFS Research International Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares reacquired
Initial Class	(2,026,696)	$(32,655,004)	(8,667,276)	$(156,672,950)
Service Class	(3,144,794)	(50,883,893)	(1,904,730)	(29,747,662)
	(5,171,490)	$(83,538,897)	(10,572,006)	$(186,420,612)
Net change
Initial Class	(278,352)	$(5,657,341)	547,303	$(20,341,567)
Service Class	(1,597,295)	(26,360,799)	1,119,711	17,623,233
	(1,875,647)	$(32,018,140)	1,667,014	$(2,718,334)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 17%, 6%, and 3%, respectively, of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2023, the fund’s commitment fee and interest expense were $2,097 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$4,172,046	$61,121,483	$62,280,580	$471	$(636)	$3,012,784
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$190,763	$—
22

MFS Research International Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Research International Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Research International Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more of the MFS investment companies since 1924.
23

MFS Research International Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2024, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
24

MFS Research International Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 53)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019.  The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Caroselli, Jones and Otis are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
25

MFS Research International Portfolio
Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Camille Humphries Lee Nicholas Paul
26

MFS Research International Portfolio
Board Review of Investment Advisory Agreement
MFS Research International Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 5th quintile for the one-year period and the 1st quintile for the three-year period ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
27

MFS Research International Portfolio
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median. The Trustees also noted that MFS has agreed to further reduce the expense limitation for the Fund effective August 1, 2023, which may not be changed without the Trustees’ approval.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
28

MFS Research International Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
Income derived from foreign sources was $11,735,963. The fund intends to pass through foreign tax credits of $1,020,000 for the fiscal year.
29

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
31

Annual Report
December 31, 2023
MFS®  Income Portfolio
MFS® Variable Insurance Trust II
SIS-ANN

MFS® Income Portfolio
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Income Portfolio
Portfolio Composition
Portfolio structure at value (v)
Portfolio structure reflecting equivalent exposure of derivative positions (i)

Fixed income sectors (i)
U.S. Treasury Securities	52.9%
Investment Grade Corporates	28.0%
Collateralized Debt Obligations	9.9%
High Yield Corporates	8.9%
Emerging Markets Bonds	3.8%
Commercial Mortgage-Backed Securities	2.9%
Municipal Bonds	2.4%
Asset-Backed Securities	1.3%
Mortgage-Backed Securities (o)	0.0%
U.S. Government Agencies (o)	0.0%
Composition including fixed income credit quality (a)(i)
AAA	3.2%
AA	2.5%
A	10.1%
BBB	26.8%
BB	8.1%
B	3.8%
CCC	1.3%
D (o)	0.0%
U.S. Government	41.7%
Federal Agencies (o)	0.0%
Not Rated	12.6%
Non-Fixed Income (o)	0.0%
Cash & Cash Equivalents	1.1%
Other (q)	(11.2)%
Portfolio facts
Average Duration (d)	6.2
Average Effective Maturity (m)	7.2 yrs.

1

MFS Income Portfolio
Portfolio Composition - continued
(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives), ETFs and Options on ETFs, and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move. The Average Duration calculation reflects the impact of the equivalent exposure of derivative positions, if any.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening feature (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(p)	For purposes of the presentation of Portfolio structure at value, Other includes the direct and indirect market value from currency derivatives and may be negative.
(q)	For purposes of this presentation, Other includes the direct and indirect equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
(v)	For purposes of this presentation, market value of fixed income and/or equity derivatives, if any, is included in Cash & Cash Equivalents.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
The fund invests a portion of its assets in the MFS High Yield Pooled Portfolio. Percentages include the indirect exposure to the underlying holdings, including investments in money market funds and Other, of the MFS High Yield Pooled Portfolio and not the direct exposure from investing in the MFS High Yield Pooled Portfolio itself.
Cash & Cash Equivalents includes any direct exposure to cash, direct and indirect exposure to investments in money market funds, cash equivalents, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s direct cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2023.
The portfolio is actively managed and current holdings may be different.
2

MFS Income Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2023, Initial Class shares of the MFS Income Portfolio (fund) provided a total return of 7.59%, while Service Class shares of the fund provided a total return of 7.36%. These compare with a return of 5.53% over the same period for the fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Early on, policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools (financial policies aimed at safeguarding the stability of the financial system) to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk. Rapid advancements in artificial intelligence were a focus for investors.
Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Factors Affecting Performance
Relative to the Bloomberg U.S. Aggregate Bond Index, the fund’s exposure to collateralized mortgage obligations (CMOs), for which the benchmark has no exposure, and its overweight allocation to both the industrials and financial institutions sectors, contributed to relative performance.
Security selection further aided the fund’s relative returns during the reporting period. From a sector perspective, favorable bond selection within both the industrials and financial institutions sectors helped relative results. From a credit quality perspective, security selection within the “BBB” rated(r) quality segment benefited relative performance.
Conversely, the fund’s yield curve(y) positioning detracted from relative returns. The fund’s out-of-benchmark exposure to the municipal bonds sector also hindered relative performance.
Respectfully,
Portfolio Manager(s)
Neeraj Arora,  Philipp Burgener, David Cole, Alexander Mackey, Joshua Marston, and Michael Skatrud
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
3

MFS Income Portfolio
Performance Summary Through 12/31/23
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/23
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/06/1998	7.59%	2.62%	2.66%
Service Class	8/24/2001	7.36%	2.37%	2.42%
Comparative benchmark(s)
Bloomberg U.S. Aggregate Bond Index (f)	5.53%	1.10%	1.81%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Bloomberg U.S. Aggregate Bond Index(a) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
4

MFS Income Portfolio
Performance Summary – continued
Notes to Performance Summary
Performance information prior to December 2, 2019 reflects time periods when the fund had (i) a policy permitting the fund to invest up to 100% of its assets in below investment grade quality debt instruments and (ii) a policy permitting the fund to invest in equity securities as a principal investment strategy. The fund’s investment policies and strategies changed effective December 2, 2019.
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
5

MFS Income Portfolio
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2023 through December 31, 2023
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the MFS High Yield Pooled Portfolio, an underlying MFS Pooled Portfolio in which the fund invests. MFS Pooled Portfolios are mutual funds advised by MFS that do not pay management fees to MFS but do incur investment and operating costs. If these transactional and indirect costs were included, your costs would have been higher.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/23	Ending Account Value 12/31/23	Expenses Paid During Period (p) 7/01/23-12/31/23
Initial Class	Actual	0.69%	$1,000.00	$1,043.63	$3.55
	Hypothetical (h)	0.69%	$1,000.00	$1,021.73	$3.52
Service Class	Actual	0.93%	$1,000.00	$1,043.75	$4.79
	Hypothetical (h)	0.93%	$1,000.00	$1,020.52	$4.74
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.
Notes to Expense Table
Changes to the fund's fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 0.67%, $3.45, and $3.41 for Initial Class and 0.92%, $4.74, and $4.69 for Service Class, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.
6

MFS Income Portfolio
Portfolio of Investments − 12/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 91.6%
Aerospace & Defense – 0.5%
Boeing Co., 5.705%, 5/01/2040	$34,000	$ 35,154
Boeing Co., 5.805%, 5/01/2050	121,000	125,301
		$160,455
Asset-Backed & Securitized – 14.0%
Allegro CLO Ltd., 2014-1RA, “C”, FLR, 8.673% ((SOFR - 3mo. + 0.26161%) + 3%), 10/21/2028 (n)	$250,000	$ 248,698
Arbor Realty Trust, Inc., CLO, 2021-FL1, “D”, FLR, 8.398% ((SOFR - 1mo. + 0.11448%) + 2.95%), 12/15/2035 (n)	100,000	97,930
Arbor Realty Trust, Inc., CLO, 2021-FL3, “D”, FLR, 7.676% ((SOFR - 1mo. + 0.11448%) + 2.2%), 8/15/2034 (n)	100,000	93,996
Arbor Realty Trust, Inc., CLO, 2021-FL4, “D”, FLR, 8.348% ((SOFR - 1mo. + 0.11448%) + 2.9%), 11/15/2036 (n)	256,500	245,741
AREIT 2019-CRE3 Trust, “D”, FLR, 8.126% ((SOFR - 1mo. + 0.11448%) + 2.65%), 9/14/2036 (n)	271,000	242,869
ARI Fleet Lease Trust, 2023-B, “A2”, 6.05%, 7/15/2032 (n)	100,000	101,111
Bayview Financial Revolving Mortgage Loan Trust, FLR, 7.071% ((SOFR - 1mo. + 0.11448%) + 1.6%), 12/28/2040 (n)	41,171	60,533
Business Jet Securities LLC, 2020-1A, “A”, 2.981%, 11/15/2035 (n)	19,703	18,828
Capital Automotive, 2020-1A, “B1”, REIT, 4.17%, 2/15/2050 (n)	110,227	105,368
CLNC 2019-FL1 Ltd., “C”, FLR, 7.87% (SOFR - 1mo. + 2.51448%), 8/20/2035 (n)	265,000	257,597
Commercial Equipment Finance 2021-A, LLC, “A”, 2.05%, 2/16/2027 (n)	38,650	37,812
Commercial Mortgage Pass-Through Certificates, 2023-BNK46, “B”, 6.773%, 8/15/2056	93,513	97,929
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/2050	346,107	336,409
Consumers 2023 Securitization Funding LLC, 5.55%, 3/01/2028	95,000	95,370
Crest Ltd., CDO, 7% (0.001% Cash or 7% PIK), 1/28/2040 (a)(p)	933,316	9
Cutwater 2015-1A Ltd., “BR”, FLR, 7.455% ((SOFR - 3mo. + 0.26161%) + 1.8%), 1/15/2029 (n)	250,000	248,576
KREF 2021-FL2 Ltd., “D”, FLR, 7.646% ((SOFR - 1mo. + 0.11448%) + 2.2%), 2/15/2039 (n)	163,000	143,277
LCCM 2021-FL2 Trust, “C”, FLR, 7.626% ((SOFR - 1mo. + 0.11448%) + 2.15%), 12/13/2038 (n)	100,000	92,789
LoanCore 2019-CRE2 Ltd., “D”, FLR, 7.926% ((SOFR - 1mo. + 0.11448%) + 2.45%), 5/15/2036 (n)	209,000	194,331
MF1 2020-FL4 Ltd., “B”, FLR, 8.226% ((SOFR - 1mo. + 0.11448%) + 2.75%), 11/15/2035 (n)	250,000	249,308
MSWF Commercial Mortgage Trust 2023-2, “A5”, 6.014%, 12/15/2056	73,785	79,241
MSWF Commercial Mortgage Trust 2023-2, “AS”, 6.491%, 12/15/2056	50,728	54,541
Neuberger Berman CLO Ltd., 2013-15A, “CR2”, FLR, 7.505% ((SOFR - 3mo. + 0.26161%) + 1.85%), 10/15/2029 (n)	250,000	246,622
Oaktree CLO 2019-1A Ltd., “CR”, FLR, 8.023% ((SOFR - 3mo. + 0.26161%) + 2.35%), 4/22/2030 (n)	263,644	260,160
Parallel 2015-1A Ltd., “DR”, FLR, 8.227% ((SOFR - 3mo. + 0.26161%) + 2.55%), 7/20/2027 (n)	210,412	209,402
Race Point CLO Ltd., 2013-8A, “CR2”, FLR, 7.679% ((SOFR - 3mo. + 0.26161%) + 2.05%), 2/20/2030 (n)	250,000	245,250
ReadyCap Commercial Mortgage Trust, 2021-FL7, “D”, FLR, 8.42% ((SOFR - 1mo. + 0.11448%) + 2.95%), 11/25/2036 (z)	120,000	109,597
UBS Commercial Mortgage Trust, 2017-C7, “A4”, 3.679%, 12/15/2050	155,000	143,234
Voya CLO 2012-4A Ltd., “C1R3”, FLR, 8.955% ((SOFR - 3mo. + 0.26161%) + 3.3%), 10/15/2030 (n)	250,000	248,180
		$4,564,708
Broadcasting – 0.7%
Discovery Communications LLC, 4.65%, 5/15/2050	$95,000	$ 76,311
WarnerMedia Holdings, Inc., 5.141%, 3/15/2052	157,000	134,762
		$211,073
Brokerage & Asset Managers – 0.6%
Charles Schwab Corp., 5% to 6/01/2027, FLR (CMT - 5yr. + 3.256%) to 6/01/2170	$86,000	$ 77,638
LPL Holdings, Inc., 4.375%, 5/15/2031 (n)	141,000	127,680
		$205,318
Business Services – 0.3%
Global Payments, Inc., 2.9%, 5/15/2030	$120,000	$ 105,550
Cable TV – 0.6%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.9%, 6/01/2052	$176,000	$ 118,339
Time Warner Cable, Inc., 4.5%, 9/15/2042	77,000	60,425
		$178,764
7

MFS Income Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Computer Software – 0.4%
Dell International LLC/EMC Corp., 5.3%, 10/01/2029		$130,000	$ 133,874
Conglomerates – 0.9%
Westinghouse Air Brake Technologies Corp., 4.7%, 9/15/2028		$304,000	$ 300,611
Consumer Services – 0.7%
Expedia Group, Inc., 3.25%, 2/15/2030		$81,000	$ 74,253
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2026 (n)		46,000	39,652
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2029 (n)		132,000	91,724
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2031 (n)		46,000	27,510
			$233,139
Electronics – 0.3%
Broadcom, Inc., 4.3%, 11/15/2032		$96,000	$ 92,099
Emerging Market Quasi-Sovereign – 0.8%
Ipoteka Bank (Republic of Uzbekistan), 5.5%, 11/19/2025		$200,000	$ 185,664
Petroleos Mexicanos, 5.95%, 1/28/2031		108,000	86,238
			$271,902
Emerging Market Sovereign – 1.6%
Dominican Republic, 4.875%, 9/23/2032 (n)		$150,000	$ 136,372
Federal Republic of Nigeria, 7.375%, 9/28/2033		200,000	170,260
Republic of Cote d'Ivoire, 4.875%, 1/30/2032 (n)	EUR	100,000	92,807
Republic of Turkey, 6.875%, 3/17/2036		$107,000	102,078
			$501,517
Energy - Independent – 0.9%
EQT Corp., 5%, 1/15/2029		$190,000	$ 188,218
Santos Finance Ltd., 6.875%, 9/19/2033 (n)		102,000	108,174
			$296,392
Financial Institutions – 2.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.65%, 7/21/2027		$195,000	$ 185,281
Air Lease Corp., 5.85%, 12/15/2027		160,000	164,136
Air Lease Corp., 2.875%, 1/15/2032		200,000	169,232
Avolon Holdings Funding Ltd., 3.25%, 2/15/2027 (n)		48,000	44,392
Avolon Holdings Funding Ltd., 2.75%, 2/21/2028 (n)		194,000	172,338
Shriram Transport Finance Co. Ltd., 4.4%, 3/13/2024 (n)		200,000	198,562
			$933,941
Food & Beverages – 0.9%
Bacardi Ltd., 5.15%, 5/15/2038 (n)		$115,000	$ 109,340
Central America Bottling Co., 5.25%, 4/27/2029 (n)		199,000	186,807
			$296,147
Gaming & Lodging – 0.6%
GLP Capital LP/GLP Financing II, Inc., 4%, 1/15/2030		$118,000	$ 107,673
GLP Capital LP/GLP Financing II, Inc., 4%, 1/15/2031		45,000	40,528
Marriott International, Inc., 2.85%, 4/15/2031		61,000	52,794
			$200,995
8

MFS Income Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Insurance – 0.7%
Corebridge Financial, Inc., 4.35%, 4/05/2042	$20,000	$ 16,951
Corebridge Financial, Inc., 4.4%, 4/05/2052	60,000	50,289
Corebridge Financial, Inc., 6.875% to 12/15/2027, FLR (CMT - 5yr. + 3.846%) to 12/15/2052	150,000	149,491
		$216,731
Insurance - Health – 0.7%
Humana, Inc., 5.875%, 3/01/2033	$196,000	$ 208,797
Insurance - Property & Casualty – 1.8%
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/2025	$191,000	$ 185,965
Aon Corp., 4.5%, 12/15/2028	115,000	113,589
Fairfax Financial Holdings Ltd., 4.85%, 4/17/2028	283,000	278,613
Fairfax Financial Holdings Ltd., 3.375%, 3/03/2031	15,000	13,181
		$591,348
Machinery & Tools – 1.2%
Ashtead Capital, Inc., 5.5%, 8/11/2032 (n)	$200,000	$ 197,565
Ashtead Capital, Inc., 5.55%, 5/30/2033 (n)	200,000	197,890
		$395,455
Major Banks – 6.1%
Bank of America Corp., 4.271% to 7/23/2028, FLR ((SOFR - 3mo. + 0.26161%) + 1.31%) to 7/23/2029	$61,000	$ 58,895
Bank of America Corp., 2.572% to 10/20/2031, FLR (SOFR - 1 day + 1.21%) to 10/20/2032	415,000	344,065
Bank of America Corp., 3.846% to 3/08/2032, FLR (CMT - 1yr. + 2%) to 3/08/2037	215,000	188,771
Barclays PLC, 7.437% to 11/02/2032, FLR (CMT - 1yr. + 3.5%) to 11/02/2033	200,000	223,945
Goldman Sachs Group, Inc., 3.102% to 2/24/2032, FLR (SOFR - 1 day + 1.41%) to 2/24/2033	148,000	127,045
HSBC Holdings PLC, 4.7% to 9/09/2031, FLR (CMT - 1yr. + 3.25%) to 9/09/2169	200,000	162,889
JPMorgan Chase & Co., 2.956% to 5/13/2030, FLR (SOFR - 1 day + 2.515%) to 5/13/2031	81,000	71,180
Morgan Stanley, 5.449% to 7/20/2028, FLR (SOFR - 1 day + 1.63%) to 7/20/2029	25,000	25,474
Morgan Stanley, 5.424% to 7/21/2033, FLR (SOFR - 1 day + 1.88%) to 7/21/2034	59,000	59,878
UBS Group AG, 4.375% to 2/10/2031, FLR (CMT - 1yr. + 3.313%) to 12/31/2164 (n)	200,000	157,956
Wells Fargo & Co., 3.35% to 3/02/2032, FLR (SOFR - 1 day + 1.5%) to 3/02/2033	429,000	374,695
Wells Fargo & Co., 3.9% to 3/15/2026, FLR (CMT - 1yr. + 3.453%) to 12/31/2099	215,000	198,651
		$1,993,444
Medical & Health Technology & Services – 2.0%
Alcon Finance Corp., 5.75%, 12/06/2052 (n)	$200,000	$ 215,013
ProMedica Toledo Hospital, “B”, 5.325%, 11/15/2028	239,000	218,984
ProMedica Toledo Hospital, “B”, AGM, 5.75%, 11/15/2038	89,000	88,402
Tower Health, 4.451%, 2/01/2050	270,000	127,575
		$649,974
Metals & Mining – 0.2%
Glencore Funding LLC, 2.85%, 4/27/2031 (n)	$88,000	$ 75,882
Midstream – 1.6%
Enbridge, Inc., 3.125%, 11/15/2029	$150,000	$ 136,833
Enbridge, Inc., 2.5%, 8/01/2033	170,000	139,215
Plains All American Pipeline LP, 3.8%, 9/15/2030	135,000	124,226
Sabine Pass Liquefaction LLC, 4.5%, 5/15/2030	53,000	51,795
Targa Resources Corp., 4.95%, 4/15/2052	82,000	71,938
		$524,007
9

MFS Income Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – 0.1%
Fannie Mae, 6.5%, 4/01/2032	$7,145	$ 7,404
Fannie Mae, 3%, 2/25/2033 (i)	27,773	2,334
Fannie Mae, 5.5%, 9/01/2034	2,516	2,590
		$12,328
Municipals – 2.3%
Bridgeview, IL, Stadium and Redevelopment Projects, Taxable, AAC, 5.14%, 12/01/2036	$195,000	$ 174,665
Escambia County, FL, Health Facilities Authority Rev., Taxable (Baptist Health Care Corp.), “B”, AGM, 3.607%, 8/15/2040	270,000	217,249
Port Beaumont, TX, Industrial Development Authority Facility Rev., Taxable (Jefferson Gulf Coast Energy Project), “B”, 4.1%, 1/01/2028 (n)	245,000	203,676
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2042 (a)(d)	5,000	1,300
Puerto Rico Electric Power Authority Rev., “ZZ”, 5%, 7/01/2018 (a)(d)	75,000	19,500
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, Taxable, “2019A-1”, 4.55%, 7/01/2040	174,000	139,599
		$755,989
Other Banks & Diversified Financials – 1.4%
Ally Financial, Inc., 6.7%, 2/14/2033	$183,000	$ 183,216
Discover Financial Services, 6.7%, 11/29/2032	161,000	168,654
Macquarie Group Ltd., 4.442% to 6/21/2032, FLR (SOFR - 1 day + 2.405%) to 6/21/2033 (n)	104,000	94,893
		$446,763
Real Estate - Apartment – 0.2%
Mid-America Apartments LP, 2.75%, 3/15/2030	$82,000	$ 71,739
Real Estate - Office – 0.5%
Boston Properties LP, REIT, 2.55%, 4/01/2032	$209,000	$ 166,379
Retailers – 0.3%
Alimentation Couche-Tard, Inc., 2.95%, 1/25/2030 (n)	$65,000	$ 58,184
Nordstrom, Inc., 2.3%, 4/08/2024	51,000	50,304
		$108,488
Specialty Stores – 0.7%
DICK'S Sporting Goods, 3.15%, 1/15/2032	$274,000	$ 233,414
Telecommunications - Wireless – 0.9%
Cellnex Finance Co. S.A., 3.875%, 7/07/2041 (n)	$200,000	$ 154,914
Rogers Communications, Inc., 4.35%, 5/01/2049	107,000	90,575
Rogers Communications, Inc., 4.55%, 3/15/2052	58,000	50,581
		$296,070
Tobacco – 1.2%
B.A.T. Capital Corp., 3.215%, 9/06/2026	$231,000	$ 220,928
B.A.T. Capital Corp., 6.343%, 8/02/2030	18,000	18,898
Philip Morris International, Inc., 5.75%, 11/17/2032	146,000	153,221
		$393,047
U.S. Government Agencies and Equivalents – 0.0%
Small Business Administration, 4.77%, 4/01/2024	$829	$ 825
Small Business Administration, 4.99%, 9/01/2024	1,047	1,039
Small Business Administration, 4.86%, 1/01/2025	2,028	2,011
Small Business Administration, 4.625%, 2/01/2025	3,475	3,436
Small Business Administration, 5.11%, 8/01/2025	2,906	2,879
		$10,190
10

MFS Income Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Treasury Obligations – 41.3%
U.S. Treasury Bonds, 1.375%, 11/15/2040	$1,000,000	$ 663,477
U.S. Treasury Bonds, 2.375%, 2/15/2042	1,200,000	920,719
U.S. Treasury Bonds, 4%, 11/15/2042	496,000	482,031
U.S. Treasury Bonds, 4.375%, 8/15/2043	570,000	581,845
U.S. Treasury Bonds, 2.25%, 2/15/2052	413,000	286,293
U.S. Treasury Bonds, 4.125%, 8/15/2053	100,000	101,078
U.S. Treasury Notes, 4.25%, 9/30/2024	620,000	616,827
U.S. Treasury Notes, 3.875%, 3/31/2025	300,000	297,363
U.S. Treasury Notes, 4.75%, 7/31/2025	600,000	602,719
U.S. Treasury Notes, 5%, 8/31/2025	300,000	302,766
U.S. Treasury Notes, 0.875%, 6/30/2026 (f)	2,650,000	2,450,525
U.S. Treasury Notes, 2.5%, 3/31/2027	2,807,000	2,682,768
U.S. Treasury Notes, 3.875%, 12/31/2027	886,000	884,547
U.S. Treasury Notes, 4%, 2/29/2028	325,000	326,066
U.S. Treasury Notes, 4.125%, 7/31/2028	2,220,000	2,242,894
		$13,441,918
Utilities - Electric Power – 1.7%
American Electric Power Co., Inc., 5.95%, 11/01/2032	$98,000	$ 104,599
Enel Finance International N.V., 7.5%, 10/14/2032 (n)	200,000	228,315
Jersey Central Power & Light Co., 2.75%, 3/01/2032 (n)	34,000	28,695
Pacific Gas & Electric Co., 3.5%, 8/01/2050	250,000	172,594
		$534,203
Total Bonds (Identified Cost, $31,647,316)		$29,812,651
Investment Companies (h) – 7.7%
Bond Funds – 6.6%
MFS High Yield Pooled Portfolio (v)	259,675	$ 2,147,514
Money Market Funds – 1.1%
MFS Institutional Money Market Portfolio, 5.42% (v)	360,541	$ 360,613
Total Investment Companies (Identified Cost, $2,422,534)		$2,508,127
Other Assets, Less Liabilities – 0.7%		240,009
Net Assets – 100.0%		$32,560,787
(a)	Non-income producing security.
(d)	In default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $2,508,127 and $29,812,651, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $6,596,719, representing 20.3% of net assets.
(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

11

MFS Income Portfolio
Portfolio of Investments – continued
Restricted Securities	Acquisition Date	Cost	Value
ReadyCap Commercial Mortgage Trust, 2021-FL7, “D”, FLR, 8.42% ((SOFR - 1mo. + 0.11448%) + 2.95%), 11/25/2036	11/12/21	$120,000	$109,597
% of Net assets			0.3%

The following abbreviations are used in this report and are defined:
AAC	Ambac Assurance Corp.
AGM	Assured Guaranty Municipal
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
NPFG	National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
EUR	Euro
Derivative Contracts at 12/31/23
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
USD	86,145	EUR	81,101	HSBC Bank	1/19/2024	$(3,443)
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr	Long	USD	3	$617,742	March – 2024	$6,338
U.S. Treasury Ultra Bond 30 yr	Long	USD	14	1,870,313	March – 2024	178,862
U.S. Treasury Ultra Note 10 yr	Long	USD	10	1,180,156	March – 2024	52,586
						$237,786
At December 31, 2023, the fund had liquid securities with an aggregate value of $129,462 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements
12

MFS Income Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/23 Assets
Investments in unaffiliated issuers, at value (identified cost, $31,647,316)	$29,812,651
Investments in affiliated issuers, at value (identified cost, $2,422,534)	2,508,127
Receivables for
Investments sold	4,859
Fund shares sold	14,431
Interest	336,196
Receivable from investment adviser	107
Other assets	389
Total assets	$32,676,760
Liabilities
Payables for
Forward foreign currency exchange contracts	$3,443
Net daily variation margin on open futures contracts	7,952
Investments purchased	29
Fund shares reacquired	39,883
Payable to affiliates
Administrative services fee	192
Shareholder servicing costs	7
Distribution and/or service fees	130
Payable for independent Trustees' compensation	112
Payable for audit and tax fees	46,070
Accrued expenses and other liabilities	18,155
Total liabilities	$115,973
Net assets	$32,560,787
Net assets consist of
Paid-in capital	$37,541,093
Total distributable earnings (loss)	(4,980,306)
Net assets	$32,560,787
Shares of beneficial interest outstanding	3,893,415
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$27,815,280	3,322,789	$8.37
Service Class	4,745,507	570,626	8.32
See Notes to Financial Statements
13

MFS Income Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/23
Net investment income (loss)
Income
Interest	$1,380,894
Dividends from affiliated issuers	183,111
Other	25
Total investment income	$1,564,030
Expenses
Management fee	$155,194
Distribution and/or service fees	8,240
Shareholder servicing costs	2,047
Administrative services fee	17,500
Independent Trustees' compensation	3,090
Custodian fee	7,955
Audit and tax fees	86,409
Legal fees	402
Miscellaneous	19,696
Total expenses	$300,533
Reduction of expenses by investment adviser	(68,774)
Net expenses	$231,759
Net investment income (loss)	$1,332,271
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(646,882)
Affiliated issuers	(169,356)
Futures contracts	(342,545)
Forward foreign currency exchange contracts	(4,498)
Foreign currency	155
Net realized gain (loss)	$(1,163,126)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$1,632,860
Affiliated issuers	260,611
Futures contracts	264,383
Forward foreign currency exchange contracts	3,556
Translation of assets and liabilities in foreign currencies	(5)
Net unrealized gain (loss)	$2,161,405
Net realized and unrealized gain (loss)	$998,279
Change in net assets from operations	$2,330,550
See Notes to Financial Statements
14

MFS Income Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/23	12/31/22
Change in net assets
From operations
Net investment income (loss)	$1,332,271	$1,005,096
Net realized gain (loss)	(1,163,126)	(2,463,388)
Net unrealized gain (loss)	2,161,405	(3,961,261)
Change in net assets from operations	$2,330,550	$(5,419,553)
Total distributions to shareholders	$(1,132,495)	$(1,473,035)
Change in net assets from fund share transactions	$528,038	$(3,982,593)
Total change in net assets	$1,726,093	$(10,875,181)
Net assets
At beginning of period	30,834,694	41,709,875
At end of period	$32,560,787	$30,834,694
See Notes to Financial Statements
15

MFS Income Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$8.08	$9.81	$10.51	$9.98	$9.26
Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.26	$0.23	$0.29	$0.33
Net realized and unrealized gain (loss)	0.25	(1.59)	(0.17)	0.63	0.74
Total from investment operations	$0.60	$(1.33)	$0.06	$0.92	$1.07
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.31)	$(0.33)	$(0.39)	$(0.35)
From net realized gain	—	(0.09)	(0.43)	—	—
Total distributions declared to shareholders	$(0.31)	$(0.40)	$(0.76)	$(0.39)	$(0.35)
Net asset value, end of period (x)	$8.37	$8.08	$9.81	$10.51	$9.98
Total return (%) (k)(r)(s)(x)	7.59	(13.71)	0.47	9.35	11.60
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.94	1.00	0.89	0.89	1.01
Expenses after expense reductions (h)	0.72	0.75	0.75	0.75	0.78
Net investment income (loss)	4.32	2.97	2.28	2.83	3.32
Portfolio turnover	49	58	72	112	104
Net assets at end of period (000 omitted)	$27,815	$28,129	$36,163	$41,438	$38,670
Service Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$8.03	$9.72	$10.43	$9.90	$9.19
Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	$0.22	$0.21	$0.26	$0.30
Net realized and unrealized gain (loss)	0.25	(1.55)	(0.19)	0.63	0.74
Total from investment operations	$0.58	$(1.33)	$0.02	$0.89	$1.04
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.27)	$(0.30)	$(0.36)	$(0.33)
From net realized gain	—	(0.09)	(0.43)	—	—
Total distributions declared to shareholders	$(0.29)	$(0.36)	$(0.73)	$(0.36)	$(0.33)
Net asset value, end of period (x)	$8.32	$8.03	$9.72	$10.43	$9.90
Total return (%) (k)(r)(s)(x)	7.36	(13.85)	0.10	9.11	11.29
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.18	1.24	1.14	1.14	1.26
Expenses after expense reductions (h)	0.96	1.00	1.00	1.00	1.03
Net investment income (loss)	4.09	2.54	2.03	2.59	3.07
Portfolio turnover	49	58	72	112	104
Net assets at end of period (000 omitted)	$4,746	$2,705	$5,547	$5,825	$6,371

See Notes to Financial Statements
16

MFS Income Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
17

MFS Income Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Income Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in the MFS High Yield Pooled Portfolio (“High Yield Pooled Portfolio”). MFS does not receive a management fee from the High Yield Pooled Portfolio. The High Yield Pooled Portfolio’s investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The accounting policies of the High Yield Pooled Portfolio are outlined in its shareholder report, which is available without charge by calling 1-800-225-2606 and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov. The accounting policies detailed in the Significant Accounting Policies note cover both the fund and the High Yield Pooled Portfolio. For purposes of this policy disclosure, “fund” refers to both the fund and the High Yield Pooled Portfolio in which the fund invests. The High Yield Pooled Portfolio's shareholder report is not covered by this report. The fund and the High Yield Pooled Portfolio invest in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund and the High Yield Pooled Portfolio invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — The investments of the fund and the High Yield Pooled Portfolio are valued as described below.
Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service.
18

MFS Income Portfolio
Notes to Financial Statements  - continued
Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$13,452,108	$—	$13,452,108
Non - U.S. Sovereign Debt	—	773,419	—	773,419
Municipal Bonds	—	755,989	—	755,989
U.S. Corporate Bonds	—	6,532,935	—	6,532,935
Residential Mortgage-Backed Securities	—	12,328	—	12,328
Commercial Mortgage-Backed Securities	—	954,223	—	954,223
Asset-Backed Securities (including CDOs)	—	3,610,485	—	3,610,485
Foreign Bonds	—	3,721,164	—	3,721,164
Mutual Funds	2,508,127	—	—	2,508,127
Total	$2,508,127	$29,812,651	$—	$32,320,778
Other Financial Instruments
Futures Contracts – Assets	$237,786	$—	$—	$237,786
Forward Foreign Currency Exchange Contracts – Liabilities	—	(3,443)	—	(3,443)
19

MFS Income Portfolio
Notes to Financial Statements  - continued
For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the High Yield Pooled Portfolio's shareholder report for further information regarding the levels used in valuing its assets and liabilities.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange.  The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2023 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$237,786	$—
Foreign Exchange	Forward Foreign Currency Exchange Contracts	—	(3,443)
Total		$237,786	$(3,443)
(a) Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is reported separately within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(342,545)	$—
Foreign Exchange	—	(4,498)
Total	$(342,545)	$(4,498)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$264,383	$—
Foreign Exchange	—	3,556
Total	$264,383	$3,556
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the
20

MFS Income Portfolio
Notes to Financial Statements  - continued
right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
21

MFS Income Portfolio
Notes to Financial Statements  - continued
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.
Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to defaulted bonds, amortization of premium and accretion of discount of debt securities, wash sale loss deferrals, and derivative transactions.
22

MFS Income Portfolio
Notes to Financial Statements  - continued
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/23	Year ended 12/31/22
Ordinary income (including any short-term capital gains)	$1,132,495	$1,147,664
Long-term capital gains	—	325,371
Total distributions	$1,132,495	$1,473,035
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/23
Cost of investments	$35,115,143
Gross appreciation	755,082
Gross depreciation	(3,315,104)
Net unrealized appreciation (depreciation)	$(2,560,022)
Undistributed ordinary income	1,339,189
Capital loss carryforwards	(3,759,572)
Other temporary differences	99
Total distributable earnings (loss)	$(4,980,306)
As of December 31, 2023, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(1,118,735)
Long-Term	(2,640,837)
Total	$(3,759,572)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/23	Year ended 12/31/22
Initial Class	$1,008,877	$1,353,079
Service Class	123,618	119,956
Total	$1,132,495	$1,473,035
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.50%
In excess of $1 billion	0.45%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this management fee reduction amounted to $3,971, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.49% of the fund's average daily net assets.
23

MFS Income Portfolio
Notes to Financial Statements  - continued
For the period from January 1, 2023 through July 31, 2023, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total annual operating expenses did not exceed 0.75% of average daily net assets for the Initial Class shares and 1.00% of average daily net assets for the Service Class shares. This written agreement terminated on July 31, 2023. For the period from January 1, 2023 through July 31, 2023, this reduction amounted to $43,918, which is included in the reduction of total expenses in the Statement of Operations. Effective August 1, 2023, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total annual operating expenses do not exceed 0.67% of average daily net assets for the Initial Class shares and 0.92% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2025. For the period from August 1, 2023 through December 31, 2023, this reduction amounted to $20,885, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2023, the fee was $1,432, which equated to 0.0046% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2023, these costs amounted to $615.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.0564% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund invests in the MFS High Yield Pooled Portfolio, which is a mutual fund advised by MFS that does not pay management fees to MFS and does not pay distribution and/or service fees to MFD, but does incur investment and operating costs. The fund invests in MFS High Yield Pooled Portfolio to gain exposure to high income debt instruments, rather than investing in high income debt instruments directly. Income earned on this investment is included in “Dividends from affiliated issuers” in the Statement of Operations.
24

MFS Income Portfolio
Notes to Financial Statements  - continued
(4)  Portfolio Securities
For the year ended December 31, 2023, purchases and sales of investments, other than  short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$11,844,690	$7,006,550
Non-U.S. Government securities	3,507,515	8,090,834
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	310,391	$2,539,029	190,052	$1,645,984
Service Class	297,226	2,390,922	22,625	194,519
	607,617	$4,929,951	212,677	$1,840,503
Shares issued to shareholders in reinvestment of distributions
Initial Class	127,223	$1,008,877	162,630	$1,353,079
Service Class	15,668	123,618	14,505	119,956
	142,891	$1,132,495	177,135	$1,473,035
Shares reacquired
Initial Class	(596,860)	$(4,893,899)	(558,344)	$(4,896,032)
Service Class	(79,299)	(640,509)	(270,642)	(2,400,099)
	(676,159)	$(5,534,408)	(828,986)	$(7,296,131)
Net change
Initial Class	(159,246)	$(1,345,993)	(205,662)	$(1,896,969)
Service Class	233,595	1,874,031	(233,512)	(2,085,624)
	74,349	$528,038	(439,174)	$(3,982,593)
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2023, the fund’s commitment fee and interest expense were $157 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
25

MFS Income Portfolio
Notes to Financial Statements  - continued
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS High Yield Pooled Portfolio	$1,563,069	$2,282,803	$1,789,419	$(169,571)	$260,632	$2,147,514
MFS Institutional Money Market Portfolio	212,816	16,024,773	15,877,170	215	(21)	360,613
	$1,775,885	$18,307,576	$17,666,589	$(169,356)	$260,611	$2,508,127
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS High Yield Pooled Portfolio	$158,224	$—
MFS Institutional Money Market Portfolio	24,887	—
	$183,111	$—
26

MFS Income Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Income Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Income Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more of the MFS investment companies since 1924.
27

MFS Income Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2024, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
28

MFS Income Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 53)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019.  The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Caroselli, Jones and Otis are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
29

MFS Income Portfolio
Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Neeraj Arora Philipp Burgener David Cole Alexander Mackey Joshua Marston Michael Skatrud
30

MFS Income Portfolio
Board Review of Investment Advisory Agreement
MFS Income Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 1st quintile for the three-year period ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
31

MFS Income Portfolio
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Broadridge expense group median and the Fund’s total expense ratio was higher than the Broadridge expense group median. The Trustees also noted that MFS has agreed to further reduce the expense limitation for the Fund effective August 1, 2023, which may not be changed without the Trustees’ approval.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
32

MFS Income Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
33

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
34

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
35

Annual Report
December 31, 2023
MFS®  Technology Portfolio
MFS® Variable Insurance Trust II
TKS-ANN

MFS® Technology Portfolio
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Technology Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
Microsoft Corp.	12.7%
Alphabet, Inc., “A”	9.0%
NVIDIA Corp.	7.9%
Meta Platforms, Inc., “A”	6.9%
Broadcom, Inc.	5.6%
ServiceNow, Inc.	3.8%
Salesforce, Inc.	3.2%
Accenture PLC, “A”	3.0%
Intuit, Inc.	2.8%
Palo Alto Networks, Inc.	2.3%
Top five industries
Computer Software	28.4%
Electronics	24.3%
Internet	18.8%
Computer Software - Systems	12.4%
Business Services	7.7%

(o)	Less than 0.1%.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of December 31, 2023.
The portfolio is actively managed and current holdings may be different.
1

MFS Technology Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2023, Initial Class shares of the MFS Technology Portfolio (fund) provided a total return of 54.23%, while Service Class shares of the fund provided a total return of 53.82%. These compare with a return of 26.29% over the same period for the fund’s benchmark, the Standard & Poor's 500 Stock Index, and a return of 61.13% for the fund’s other benchmark, the Standard & Poor's North American Technology Sector Index.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Early on, policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools (financial policies aimed at safeguarding the stability of the financial system) to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk. Rapid advancements in artificial intelligence were a focus for investors.
Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Detractors from Performance
The fund’s exposure to both the capital markets and insurance industries, for which the benchmark has no exposure, detracted from performance relative to the Standard & Poor’s North American Technology Sector Index. Within the capital markets industry, holdings of financial services provider Charles Schwab(b)(h) held back relative returns. The share price of Charles Schwab fell sharply at the beginning of the calendar year, along with the regional bank failures, before recovering some of its lost ground later in year. Additionally, clients withdrew cash deposits to pursue higher interest rates, which further hurt the stock price. Within the insurance industry, the fund’s holdings of insurance services provider Arthur J. Gallagher & Co further weakened relative performance.
An overweight position in the financial services industry also detracted from relative returns led by the fund’s overweight positions in debit and credit transaction processing company Mastercard and payment processing and information management solutions provider WEX. Despite delivering positive performance in absolute terms, the share price of Mastercard lagged the fund’s benchmark, during an exceptionally strong period of performance for technology stocks, subsequently hurting relative returns.
Stock selection in the interactive media & services industry also hampered relative performance. Within this industry, the fund’s underweight position in social networking service provider Meta Platforms held back relative returns. The stock price of Meta Platforms rose as the company reported stronger-than-anticipated revenue growth and very robust user engagement across its applications. Additionally, implementation of cost controls such as job restructuring and property consolidation, a lower tax rate and an improved macroeconomic environment further supported the company’s overall results.
Stocks in other industries that detracted from relative returns included the fund’s underweight position in computer graphics processor maker NVIDIA and its holdings of equity put option on exchange-traded fund Invesco QQQ Trust(b)(h), technology services provider Endava(b)(h), and risk management and human capital consulting services provider Aon(b).
The fund’s cash and/or cash equivalents position during the period was another detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.
2

MFS Technology Portfolio
Management Review - continued
Contributors to Performance
The fund’s underweight position and stock selection in both the communications equipment and electronic equipment, instruments & components industries contributed to relative performance. Within the communications equipment industry, not owning shares of network equipment company Cisco Systems benefited relative returns. The share price of Cisco Systems suffered from a softer-than-anticipated outlook led by a decline in order growth and elevated inventory levels. There were no individual stocks within the electronic equipment, instruments & components industry, either in the fund or in the benchmark, that were among the fund's top relative contributors over the reporting period.
An underweight position in the technology hardware, storage & peripherals industry also aided relative results led by the fund’s underweight position in computer and personal electronics maker Apple(h). The share price of Apple performed strongly during the period, but lagged the fund’s benchmark, which positively contributed to the fund's relative results. Management reported that softer sales of iPhones driven by a weakened consumer demand environment and foreign exchange headwinds appeared to have weighed on investors’ expectations.
Elsewhere, not owning shares of semiconductor company Texas Instruments, human capital management services provider Automatic Data Processing and diversified technology products and services company International Business Machines (IBM), and the fund’s underweight positions in digital payment services provider Visa(h) and electronic equipment and circuit company Analog Devices, supported relative returns.  The share price of Texas Instruments lagged the broader technology sector after the company brought down forward earnings guidance owing to weakness across its end markets. This, together with market share loss and higher capital expenses, led to the stock’s underperformance over the reporting period. Additionally, the fund’s overweight positions in enterprise cloud computing solutions provider ServiceNow, network security solutions provider Palo Alto Networks and software company Adobe Systems further helped relative results.
Respectfully,
Portfolio Manager
Reinier Dobbelmann
Note to Shareholders: Effective September 29, 2023, Matthew Sabel is no longer a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
3

MFS Technology Portfolio
Performance Summary Through 12/31/23
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/23
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/16/2000	54.23%	17.65%	15.56%
Service Class	8/24/2001	53.82%	17.36%	15.28%
Comparative benchmark(s)
Standard & Poor's 500 Stock Index (f)	26.29%	15.69%	12.03%
Standard & Poor's North American Technology Sector Index (f)	61.13%	22.22%	18.72%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
Standard & Poor's North American Technology Sector Index(g) - a modified market capitalization-weighted index that measures the performance of selected technology stocks.
It is not possible to invest directly in an index.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
4

MFS Technology Portfolio
Performance Summary – continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
5

MFS Technology Portfolio
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2023 through December 31, 2023
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/23	Ending Account Value 12/31/23	Expenses Paid During Period (p) 7/01/23-12/31/23
Initial Class	Actual	0.82%	$1,000.00	$1,169.94	$4.48
	Hypothetical (h)	0.82%	$1,000.00	$1,021.07	$4.18
Service Class	Actual	1.07%	$1,000.00	$1,168.54	$5.85
	Hypothetical (h)	1.07%	$1,000.00	$1,019.81	$5.45
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
6

MFS Technology Portfolio
Portfolio of Investments − 12/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.7%
Business Services – 7.7%
Accenture PLC, “A”	11,725	$ 4,114,420
Factset Research Systems, Inc.	2,057	981,292
FleetCor Technologies, Inc. (a)	2,552	721,221
MSCI, Inc.	1,557	880,717
Tyler Technologies, Inc. (a)	2,497	1,044,045
Verisk Analytics, Inc., “A”	8,270	1,975,372
WEX, Inc. (a)	4,791	932,089
		$10,649,156
Computer Software – 28.4%
Adobe Systems, Inc. (a)	2,273	$ 1,356,072
Cadence Design Systems, Inc. (a)	10,382	2,827,745
Dun & Bradstreet Holdings, Inc.	49,006	573,370
Intuit, Inc.	6,101	3,813,308
Microsoft Corp. (s)	46,410	17,452,016
Mobileye Global, Inc., “A” (a)	19,832	859,122
Oracle Corp.	23,543	2,482,139
Palo Alto Networks, Inc. (a)	10,843	3,197,384
Salesforce, Inc. (a)	16,956	4,461,802
Synopsys, Inc. (a)	2,764	1,423,211
Topicus.com, Inc. (a)	8,515	573,472
		$39,019,641
Computer Software - Systems – 12.4%
Arista Networks, Inc. (a)	3,787	$ 891,876
Constellation Software, Inc.	722	1,790,095
Descartes Systems Group, Inc. (a)	16,907	1,420,517
Hitachi Ltd.	38,100	2,748,064
HubSpot, Inc. (a)	3,486	2,023,762
ServiceNow, Inc. (a)	7,472	5,278,893
Shopify, Inc. (a)	37,085	2,888,922
		$17,042,129
Consumer Services – 1.9%
Booking Holdings, Inc. (a)	720	$ 2,553,999
Electrical Equipment – 1.4%
Amphenol Corp., “A”	19,376	$ 1,920,743
Electronics – 24.3%
Advanced Micro Devices (a)(s)	21,649	$ 3,191,280
Analog Devices, Inc.	3,594	713,625
ASML Holding N.V., ADR	483	365,592
Broadcom, Inc.	6,872	7,670,870
Intel Corp.	57,217	2,875,154
KLA Corp.	3,366	1,956,656
Lam Research Corp.	2,212	1,732,571
Marvell Technology, Inc.	46,926	2,830,107
NVIDIA Corp. (s)	22,052	10,920,592
Onto Innovation, Inc. (a)	2,949	450,902
Taiwan Semiconductor Manufacturing Co. Ltd.	37,000	714,912
		$33,422,261
7

MFS Technology Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Insurance – 1.6%
Aon PLC	2,191	$ 637,625
Arthur J. Gallagher & Co.	7,005	1,575,284
		$2,212,909
Internet – 18.8%
Alphabet, Inc., “A” (a)(s)	88,494	$ 12,361,727
Gartner, Inc. (a)	5,172	2,333,141
Meta Platforms, Inc., “A” (a)	26,684	9,445,068
Pinterest, Inc. (a)	44,771	1,658,318
		$25,798,254
Leisure & Toys – 1.0%
Take-Two Interactive Software, Inc. (a)	8,883	$ 1,429,719
Other Banks & Diversified Financials – 1.1%
Mastercard, Inc., “A”	1,450	$ 618,439
S&P Global, Inc.	2,084	918,044
		$1,536,483
Specialty Stores – 1.1%
Amazon.com, Inc. (a)(s)	9,999	$ 1,519,248
Total Common Stocks (Identified Cost, $82,301,752)		$137,104,542
	Strike Price	First Exercise
Warrants – 0.0%
Computer Software - Systems – 0.0%
Constellation Software, Inc. (CAD 100 principal amount of Series 2 Debentures for 1 warrant, Expiration 3/31/40) (a) (Identified Cost, $0)	CAD 11.5	N/A	849	$ 0

Investment Companies (h) – 0.4%
Money Market Funds – 0.4%
MFS Institutional Money Market Portfolio, 5.42% (v) (Identified Cost, $558,949)	558,909	$ 559,020
Other Assets, Less Liabilities – (0.1)%		(112,123)
Net Assets – 100.0%		$137,551,439
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $559,020 and $137,104,542, respectively.
(s)	Security or a portion of the security was pledged to cover collateral requirements for certain derivative transactions.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
8

MFS Technology Portfolio
Portfolio of Investments – continued
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CAD	Canadian Dollar
At December 31, 2023, the fund had cash collateral of $23,604 and other liquid securities with an aggregate value of $588,970 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements
9

MFS Technology Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/23 Assets
Investments in unaffiliated issuers, at value (identified cost, $82,301,752)	$137,104,542
Investments in affiliated issuers, at value (identified cost, $558,949)	559,020
Cash	10
Foreign currency, at value (identified cost, $6)	6
Deposits with brokers for
Exchange-traded options	23,604
Receivables for
Fund shares sold	57,300
Interest and dividends	12,172
Other assets	1,162
Total assets	$137,757,816
Liabilities
Payables for
Fund shares reacquired	$146,496
Payable to affiliates
Investment adviser	11,153
Administrative services fee	308
Shareholder servicing costs	8
Distribution and/or service fees	3,104
Payable for audit and tax fees	29,607
Accrued expenses and other liabilities	15,701
Total liabilities	$206,377
Net assets	$137,551,439
Net assets consist of
Paid-in capital	$81,575,361
Total distributable earnings (loss)	55,976,078
Net assets	$137,551,439
Shares of beneficial interest outstanding	4,840,659
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$24,699,617	811,569	$30.43
Service Class	112,851,822	4,029,090	28.01
See Notes to Financial Statements
10

MFS Technology Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/23
Net investment income (loss)
Income
Dividends	$623,814
Dividends from affiliated issuers	164,985
Other	2,504
Income on securities loaned	916
Foreign taxes withheld	(8,160)
Total investment income	$784,059
Expenses
Management fee	$891,501
Distribution and/or service fees	245,124
Shareholder servicing costs	2,058
Administrative services fee	27,374
Independent Trustees' compensation	3,750
Custodian fee	11,976
Shareholder communications	1,571
Audit and tax fees	59,940
Legal fees	661
Miscellaneous	20,312
Total expenses	$1,264,267
Reduction of expenses by investment adviser	(15,167)
Net expenses	$1,249,100
Net investment income (loss)	$(465,041)
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$6,694,304
Affiliated issuers	17
Foreign currency	(5,092)
Net realized gain (loss)	$6,689,229
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$44,507,225
Affiliated issuers	(1,327)
Translation of assets and liabilities in foreign currencies	55
Net unrealized gain (loss)	$44,505,953
Net realized and unrealized gain (loss)	$51,195,182
Change in net assets from operations	$50,730,141
See Notes to Financial Statements
11

MFS Technology Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/23	12/31/22
Change in net assets
From operations
Net investment income (loss)	$(465,041)	$(612,706)
Net realized gain (loss)	6,689,229	(5,055,930)
Net unrealized gain (loss)	44,505,953	(44,241,783)
Change in net assets from operations	$50,730,141	$(49,910,419)
Total distributions to shareholders	$—	$(10,135,043)
Change in net assets from fund share transactions	$(11,239,695)	$23,742,044
Total change in net assets	$39,490,446	$(36,303,418)
Net assets
At beginning of period	98,060,993	134,364,411
At end of period	$137,551,439	$98,060,993
See Notes to Financial Statements
12

MFS Technology Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$19.73	$33.58	$31.10	$21.18	$17.34
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.05)	$(0.09)	$(0.21)	$(0.14)	$(0.09)
Net realized and unrealized gain (loss)	10.75	(11.54)	4.47	10.06	6.16
Total from investment operations	$10.70	$(11.63)	$4.26	$9.92	$6.07
Less distributions declared to shareholders
From net realized gain	$—	$(2.22)	$(1.78)	$—	$(2.23)
Net asset value, end of period (x)	$30.43	$19.73	$33.58	$31.10	$21.18
Total return (%) (k)(r)(s)(x)	54.23	(35.70)	13.68	46.84	36.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.86	0.89	0.88	0.94	0.97
Expenses after expense reductions	0.84	0.88	0.87	0.93	0.96
Net investment income (loss)	(0.18)	(0.37)	(0.62)	(0.55)	(0.44)
Portfolio turnover	43	28	44	57	33
Net assets at end of period (000 omitted)	$24,700	$17,106	$28,740	$28,768	$19,336
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees	N/A	N/A	0.86	0.91	0.93

See Notes to Financial Statements
13

MFS Technology Portfolio
Financial Highlights - continued
Service Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$18.21	$31.29	$29.15	$19.91	$16.44
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.10)	$(0.14)	$(0.27)	$(0.19)	$(0.13)
Net realized and unrealized gain (loss)	9.90	(10.72)	4.19	9.43	5.83
Total from investment operations	$9.80	$(10.86)	$3.92	$9.24	$5.70
Less distributions declared to shareholders
From net realized gain	$—	$(2.22)	$(1.78)	$—	$(2.23)
Net asset value, end of period (x)	$28.01	$18.21	$31.29	$29.15	$19.91
Total return (%) (k)(r)(s)(x)	53.82	(35.85)	13.43	46.41	35.88
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.11	1.15	1.13	1.19	1.22
Expenses after expense reductions	1.09	1.13	1.12	1.18	1.21
Net investment income (loss)	(0.43)	(0.62)	(0.87)	(0.81)	(0.69)
Portfolio turnover	43	28	44	57	33
Net assets at end of period (000 omitted)	$112,852	$80,955	$105,624	$75,544	$48,811
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees	N/A	N/A	1.11	1.16	1.18
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
14

MFS Technology Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Technology Portfolio (the fund) is a non-diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the technology industry. Issuers in a single industry can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions. The value of stocks in the technology sector can be very volatile due to the rapid pace of product change, technological developments, and other factors.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or
15

MFS Technology Portfolio
Notes to Financial Statements  - continued
market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$125,743,846	$—	$—	$125,743,846
Canada	6,673,006	0	—	6,673,006
Japan	2,748,064	—	—	2,748,064
Israel	859,122	—	—	859,122
Taiwan	714,912	—	—	714,912
Netherlands	365,592	—	—	365,592
Mutual Funds	559,020	—	—	559,020
Total	$137,663,562	$0	$—	$137,663,562
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were purchased options. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period. At December 31, 2023, the fund did not have any outstanding derivative instruments.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2023 as reported in the Statement of Operations:
16

MFS Technology Portfolio
Notes to Financial Statements  - continued
Risk	Unaffiliated Issuers (Purchased Options)
Equity	$(386,359)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2023 as reported in the Statement of Operations:
Risk	Unaffiliated Issuers (Purchased Options)
Equity	$(107,469)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Purchased Options — The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund's exposure to an underlying instrument.
The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.
Whether or not the option is exercised, the fund's maximum risk of loss from purchasing an option is the amount of premium paid.  All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund.  Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days.  The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned.  On
17

MFS Technology Portfolio
Notes to Financial Statements  - continued
loans collateralized by cash, the cash collateral is invested in a money market fund.  The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day.  The lending agent provides the fund with indemnification against Borrower default.  In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities.  In return, the lending agent assumes the fund's rights to the related collateral.  If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent.  On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent.  Income from securities lending is separately reported in the Statement of Operations.  The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.  At December 31, 2023, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to net operating losses, wash sale loss deferrals, and straddle loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/23	Year ended 12/31/22
Ordinary income (including any short-term capital gains)	$—	$1,464,022
Long-term capital gains	—	8,671,021
Total distributions	$—	$10,135,043
The federal tax cost and the tax basis components of distributable earnings were as follows:
18

MFS Technology Portfolio
Notes to Financial Statements  - continued
As of 12/31/23
Cost of investments	$83,405,505
Gross appreciation	55,172,476
Gross depreciation	(914,419)
Net unrealized appreciation (depreciation)	$54,258,057
Undistributed long-term capital gain	1,717,966
Other temporary differences	55
Total distributable earnings (loss)	$55,976,078
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/23	Year ended 12/31/22
Initial Class	$—	$1,788,007
Service Class	—	8,347,036
Total	$—	$10,135,043
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion	0.70%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this management fee reduction amounted to $15,167, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.74% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses (such as short sale dividend and interest expenses incurred in connection with the fund's investment activity), such that total annual operating expenses do not exceed 1.00% of average daily net assets for the Initial Class shares and 1.25% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, the fund's actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund's expenses related to this agreement.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these
19

MFS Technology Portfolio
Notes to Financial Statements  - continued
participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2023, the fee was $1,527, which equated to 0.0013% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2023, these costs amounted to $531.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.0230% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
During the year ended December 31, 2023, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”) and relevant guidance, the fund engaged in sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $201,053. The sales transactions resulted in net realized gains (losses) of $(77,025).
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2023, this reimbursement amounted to $1,661, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2023, purchases and sales of investments, other than purchased options with an expiration date of less than one year from the time of purchase and short-term obligations, aggregated $50,017,899 and $57,768,575, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	144,210	$3,817,661	73,436	$1,814,506
Service Class	609,317	13,940,529	1,383,790	31,721,430
	753,527	$17,758,190	1,457,226	$33,535,936
Shares issued to shareholders in reinvestment of distributions
Initial Class	—	$—	76,021	$1,788,007
Service Class	—	—	384,302	8,347,036
	—	$—	460,323	$10,135,043
Shares reacquired
Initial Class	(199,443)	$(5,075,351)	(138,410)	$(3,580,611)
Service Class	(1,026,518)	(23,922,534)	(697,883)	(16,348,324)
	(1,225,961)	$(28,997,885)	(836,293)	$(19,928,935)
20

MFS Technology Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Net change
Initial Class	(55,233)	$(1,257,690)	11,047	$21,902
Service Class	(417,201)	(9,982,005)	1,070,209	23,720,142
	(472,434)	$(11,239,695)	1,081,256	$23,742,044
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2023, the fund’s commitment fee and interest expense were $510 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$4,212,811	$18,517,234	$22,169,715	$17	$(1,327)	$559,020
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$164,985	$—
21

MFS Technology Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Technology Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Technology Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more of the MFS investment companies since 1924.
22

MFS Technology Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2024, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
23

MFS Technology Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 53)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019.  The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Caroselli, Jones and Otis are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
24

MFS Technology Portfolio
Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Reinier Dobbelmann
25

MFS Technology Portfolio
Board Review of Investment Advisory Agreement
MFS Technology Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 4th quintile for the three-year period ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
The Trustees expressed concern to MFS about the substandard investment performance of the Fund and the Fund’s retail counterpart, MFS Technology Fund, which has substantially similar investment strategies and experienced substantially similar investment performance as the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year as to MFS’ efforts to improve the performance of the Fund and the Fund’s
26

MFS Technology Portfolio
Board Review of Investment Advisory Agreement - continued
retail counterpart. In addition, the Trustees requested that they receive a separate update on the Fund’s retail counterpart at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund’s retail counterpart.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
27

MFS Technology Portfolio
Board Review of Investment Advisory Agreement - continued
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
28

MFS Technology Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
29

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
31

Annual Report
December 31, 2023
MFS®  U.S. Government
Money Market Portfolio
MFS® Variable Insurance Trust II
MKS-ANN

MFS® U.S. Government Money Market Portfolio
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS U.S. Government Money Market Portfolio
Portfolio Composition
Portfolio structure (u)
Composition including fixed income credit quality (a)(u)
A-1+	56.1%
A-1	43.2%
Other Assets Less Liabilities	0.7%
Maturity breakdown (u)
0 - 7 days	38.9%
8 - 29 days	27.5%
30 - 59 days	23.4%
60 - 89 days	2.5%
90 - 365 days	7.0%
Other Assets Less Liabilities	0.7%

(a)	Ratings are assigned to portfolio securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P scale. All ratings are subject to change. The fund did not hold unrated securities. The fund is not rated by these agencies.
(u)	For purposes of this presentation, accrued interest, where applicable, is included.
Percentages are based on net assets as of December 31, 2023.
The portfolio is actively managed and current holdings may be different.
1

MFS U.S. Government Money Market Portfolio
Performance Summary Through 12/31/23
Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. You could lose money by investing in the portfolio. Although the portfolio seeks to preserve the value of your investment at $1.00 per unit, it cannot guarantee it will do so. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The portfolio’s sponsor has no legal obligation to provide financial support to the portfolio, and you should not expect the sponsor will provide financial support to the portfolio at any time. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on portfolio distributions or the redemption of contract units. The returns for the portfolio shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Share Class	Inception	1-Year Total Return	Current 7-day yield
Initial Class	7/19/1985	4.58%	4.94%
Service Class	8/24/2001	4.58%	4.94%
Notes to Performance Summary
Yields quoted are based on the latest seven days ended as of December 31, 2023, with dividends annualized. The yield quotations more closely reflect the current earnings of the portfolio than the total return quotations.
Performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Without such subsidies and waivers the portfolio's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gain distributions.
2

MFS U.S. Government Money Market Portfolio
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2023 through December 31, 2023
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/23	Ending Account Value 12/31/23	Expenses Paid During Period (p) 7/01/23-12/31/23
Initial Class	Actual	0.43%	$1,000.00	$1,024.85	$2.19
	Hypothetical (h)	0.43%	$1,000.00	$1,023.04	$2.19
Service Class	Actual	0.43%	$1,000.00	$1,024.85	$2.19
	Hypothetical (h)	0.43%	$1,000.00	$1,023.04	$2.19
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
3

MFS U.S. Government Money Market Portfolio
Portfolio of Investments − 12/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
U.S. Government Agencies and Equivalents (y) – 78.4%
Fannie Mae, 5.313%, due 1/02/2024	$12,500,000	$ 12,498,181
Fannie Mae, 5.287%, due 2/20/2024	12,100,000	12,012,359
Federal Farm Credit Bank, 5.313%, due 1/17/2024	8,800,000	8,779,506
Federal Farm Credit Bank, 5.161%, due 6/06/2024	8,300,000	8,115,756
Federal Home Loan Bank, 5.333%, due 1/17/2024	11,000,000	10,974,285
Federal Home Loan Bank, 5.338%, due 1/22/2024	16,600,000	16,549,017
Freddie Mac, 5.308%, due 1/03/2024	23,000,000	22,993,311
U.S. Treasury Bill, 5.343%, due 1/02/2024	15,000,000	14,997,804
U.S. Treasury Bill, 5.346%, due 1/16/2024	19,200,000	19,157,820
U.S. Treasury Bill, 5.349%, due 1/23/2024	21,800,000	21,729,712
U.S. Treasury Bill, 5.33%, due 2/01/2024	13,100,000	13,040,698
U.S. Treasury Bill, 5.333%, due 2/01/2024	13,100,000	13,040,664
U.S. Treasury Bill, 5.318%, due 2/15/2024	14,000,000	13,908,204
U.S. Treasury Bill, 5.284%, due 2/22/2024	13,700,000	13,596,870
U.S. Treasury Bill, 5.268%, due 3/12/2024	7,000,000	6,928,273
U.S. Treasury Bill, 5.148%, due 6/13/2024	11,700,000	11,429,369
Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$219,751,829
Repurchase Agreements – 20.9%
BofA Securities, Inc. Repurchase Agreement, 5.29%, dated 12/29/2023, due 1/02/2024, total to be received $29,312,219 (secured by U.S. Treasury and/or U.S. Government Agency Securities valued at $29,881,170)	$29,295,000	$ 29,295,000
Fixed Income Clearing Corp-State Street Bank & Trust Co. Repurchase Agreement, 5.31%, dated 12/29/2023, due 1/02/2024, total to be received $29,312,481 (secured by U.S. Treasury and/or U.S. Government Agency Securities valued at $29,881,197)	29,295,197	29,295,197
Total Repurchase Agreements, at Cost and Value		$58,590,197
Other Assets, Less Liabilities – 0.7%		1,950,682
Net Assets – 100.0%		$280,292,708
(y)	The rate shown represents an annualized yield at time of purchase.
See Notes to Financial Statements
4

MFS U.S. Government Money Market Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/23 Assets
Investments in unaffiliated issuers, at cost and value	$219,751,829
Investments in unaffiliated repurchase agreements, at cost and value	58,590,197
Receivables for
Fund shares sold	2,010,010
Interest	25,877
Other assets	1,921
Total assets	$280,379,834
Liabilities
Payables for
Distributions	$36
Fund shares reacquired	34,150
Payable to affiliates
Investment adviser	11,759
Administrative services fee	492
Shareholder servicing costs	6
Payable for audit and tax fees	17,766
Payable for shareholder communications	9,249
Accrued expenses and other liabilities	13,668
Total liabilities	$87,126
Net assets	$280,292,708
Net assets consist of
Paid-in capital	$280,292,708
Net assets	$280,292,708
Shares of beneficial interest outstanding	280,482,827
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$175,407,912	175,527,028	$1.00
Service Class	104,884,796	104,955,799	1.00
See Notes to Financial Statements
5

MFS U.S. Government Money Market Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/23
Net investment income (loss)
Income
Interest	$13,287,763
Other	107
Total investment income	$13,287,870
Expenses
Management fee	$1,075,751
Distribution and/or service fees	256,612
Shareholder servicing costs	1,424
Administrative services fee	49,058
Independent Trustees' compensation	7,116
Custodian fee	9,898
Audit and tax fees	34,479
Legal fees	3,280
Miscellaneous	25,122
Total expenses	$1,462,740
Reduction of expenses by investment adviser and distributor	(291,002)
Net expenses	$1,171,738
Net investment income (loss)	$12,116,132
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$4,412
Change in net assets from operations	$12,120,544
See Notes to Financial Statements
6

MFS U.S. Government Money Market Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/23	12/31/22
Change in net assets
From operations
Net investment income (loss)	$12,116,132	$2,984,320
Net realized gain (loss)	4,412	0
Change in net assets from operations	$12,120,544	$2,984,320
Total distributions to shareholders	$(12,116,132)	$(2,984,320)
Change in net assets from fund share transactions	$20,672,163	$4,603,128
Total change in net assets	$20,676,575	$4,603,128
Net assets
At beginning of period	259,616,133	255,013,005
At end of period	$280,292,708	$259,616,133
See Notes to Financial Statements
7

MFS U.S. Government Money Market Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.01	$0.00	$0.00(w)	$0.02
Net realized and unrealized gain (loss)	(0.01)(g)	0.00	0.00(w)	0.00(w)	0.00(w)
Total from investment operations	$0.04	$0.01	$0.00(w)	$0.00(w)	$0.02
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.01)	$—	$(0.00)(w)	$(0.02)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%) (k)(r)	4.58	1.17	0.00	0.22	1.63
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.45	0.46	0.46	0.52	0.56
Expenses after expense reductions	0.44	0.33	0.04	0.24	0.55
Net investment income (loss)	4.50	1.17	0.00	0.20	1.63
Net assets at end of period (000 omitted)	$175,408	$159,395	$149,896	$155,937	$149,689
Service Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.01	$0.00	$0.00(w)	$0.02
Net realized and unrealized gain (loss)	(0.01)(g)	0.00	0.00(w)	0.00(w)	0.00(w)
Total from investment operations	$0.04	$0.01	$0.00(w)	$0.00(w)	$0.02
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.01)	$—	$(0.00)(w)	$(0.02)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%) (k)(r)	4.58	1.17	0.00	0.22	1.63
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.70	0.71	0.71	0.77	0.81
Expenses after expense reductions	0.44	0.33	0.04	0.25	0.55
Net investment income (loss)	4.51	1.15	0.00	0.21	1.64
Net assets at end of period (000 omitted)	$104,885	$100,221	$105,117	$114,985	$114,543
(d)	Per share data is based on average shares outstanding.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(w)	Per share amount was less than $0.01.
See Notes to Financial Statements
8

MFS U.S. Government Money Market Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS U.S. Government Money Market Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund’s Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund’s adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for debt instruments. Debt instruments held by the fund are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Short-Term Securities	$—	$278,342,026	$—	$278,342,026
For further information regarding security characteristics, see the Portfolio of Investments.
Repurchase Agreements — The fund enters into bilateral repurchase agreements under the terms of Master Repurchase Agreements with approved counterparties, some of which may be novated to the clearing agency, Fixed Income Clearing Corporation (FICC). Each repurchase agreement is recorded at cost. For both bilateral and cleared repurchase agreements, the fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. On a daily basis, the fund monitors the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. In the event of default, the settlement of a cleared repurchase agreement is guaranteed by FICC. Upon an event of
9

MFS U.S. Government Money Market Portfolio
Notes to Financial Statements  - continued
default on a bilateral repurchase agreement, the non-defaulting party may close out all transactions traded under a Master Repurchase Agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the Master Repurchase Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. At December 31, 2023, the fund had investments in repurchase agreements with a gross value of $58,590,197 in the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at period end.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
During the year ended December 31, 2023, there were no significant adjustments due to differences between book and tax accounting.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/23	Year ended 12/31/22
Ordinary income (including any short-term capital gains)	$12,116,132	$2,984,320
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/23
Cost of investments	$278,342,026
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund's realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/23	Year ended 12/31/22
Initial Class	$7,491,202	$1,825,805
Service Class	4,624,930	1,158,515
Total	$12,116,132	$2,984,320
10

MFS U.S. Government Money Market Portfolio
Notes to Financial Statements  - continued
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.40%
In excess of $1 billion	0.35%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this management fee reduction amounted to $34,390, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.39% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.45% of average daily net assets for each of the Initial Class and Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly. MFD has agreed in writing to waive the entire 0.25% distribution and/or service fee. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this waiver amounted to $256,612, which is included in the reduction of total expenses in the Statement of Operations. The distribution and/or service fees incurred for the year ended December 31, 2023 were equivalent to an annual effective rate of 0.00% of the average daily net assets attributable to Service Class shares.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2023, the fee was $1,055, which equated to 0.0004% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2023, these costs amounted to $369.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.0182% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
11

MFS U.S. Government Money Market Portfolio
Notes to Financial Statements  - continued
(4)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The number of shares sold, reinvested and reacquired corresponds to the net proceeds from the sale of shares, reinvestment of distributions and cost of shares reacquired, respectively, since shares are sold and reacquired at $1.00 per share. Transactions in fund shares were as follows:
	Year ended 12/31/23	Year ended 12/31/22
Shares sold
Initial Class	39,272,729	38,073,538
Service Class	29,732,937	27,134,670
	69,005,666	65,208,208
Shares issued to shareholders in reinvestment of distributions
Initial Class	7,491,202	1,825,805
Service Class	4,624,930	1,158,515
	12,116,132	2,984,320
Shares reacquired
Initial Class	(30,751,186)	(30,394,757)
Service Class	(29,698,449)	(33,194,643)
	(60,449,635)	(63,589,400)
Net change
Initial Class	16,012,745	9,504,586
Service Class	4,659,418	(4,901,458)
	20,672,163	4,603,128
(5)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2023, the fund’s commitment fee and interest expense were $1,304 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
12

MFS U.S. Government Money Market Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of
MFS U.S. Government Money Market Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS U.S. Government Money Market Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more of the MFS investment companies since 1924.
13

MFS U.S. Government Money Market Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2024, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
14

MFS U.S. Government Money Market Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 53)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019.  The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Caroselli, Jones and Otis are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
15

MFS U.S. Government Money Market Portfolio
Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
16

MFS U.S. Government Money Market Portfolio
Board Review of Investment Advisory Agreement
MFS U.S. Government Money Market Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 4th quintile for each of the one- and three-year periods ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  In addition, the Trustees noted the market conditions affecting all money market funds, in particular the low interest rate environment during portions of the one-, three- and five-year periods, and MFS’ voluntary
17

MFS U.S. Government Money Market Portfolio
Board Review of Investment Advisory Agreement - continued
waiver of all or a portion of its fees to ensure that the Fund avoided a negative yield during certain periods.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
18

MFS U.S. Government Money Market Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Portfolio Holdings Information
The fund files monthly portfolio information with the SEC on Form N-MFP. The fund’s Form N-MFP reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can also access the fund’s portfolio holdings as of each month end and the fund’s Form N-MFP reports at  mfs.com/vit2 after choosing “Click here for access to Money Market fund reports”.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
19

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
20

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
21

Item 1(b):

Not applicable.

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the "Code") pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code's definition enumerated in paragraph

(b)of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller and Clarence Otis, Jr., members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Buller and Otis are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP ("Deloitte") to serve as independent accountants to the Registrant (hereinafter the "Registrant" or the "Fund"). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund's investment adviser, Massachusetts Financial Services Company ("MFS"), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund ("MFS Related Entities").

For the fiscal years ended December 31, 2023 and 2022, audit fees billed to the Fund by Deloitte were as follows:

Fees billed by Deloitte:		Audit Fees
	2023	2022
MFS Blended Research Core Equity Portfolio	54,076	49,857
MFS Core Equity Portfolio	56,617	52,205
MFS Corporate Bond Portfolio	72,815	72,815
MFS Emerging Markets Equity Portfolio	56,975	52,536
MFS Global Governments Portfolio	70,232	70,232
MFS Global Growth Portfolio	69,521	64,131
MFS Global Research Portfolio	55,168	50,866
MFS Global Tactical Allocation Portfolio	76,168	70,274
MFS Government Securities Portfolio	64,736	59,709
MFS High Yield Portfolio	83,993	77,506
MFS Income Portfolio	77,204	77,204
MFS International Growth Portfolio	56,975	52,536
MFS International Intrinsic Value Portfolio	58,063	53,541
MFS Massachusetts Investors Growth Stock Portfolio	56,491	52,089
MFS Research International Portfolio	54,076	49,857
MFS Technology Portfolio	54,202	49,973
MFS U.S. Government Money Market Portfolio	33,524	30,862
Total	1,050,836	986,193

For the fiscal years ended December 31, 2023 and 2022, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

Fees billed by Deloitte:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2023	2022	2023	2022	2023	2022

To MFS Blended Research	2,400	2,400	0	0	0	0
Core Equity Portfolio
To MFS Core Equity Portfolio	2,400	2,400	0	0	0	0

To MFS Corporate Bond	2,400	2,400	0	0	0	0
Portfolio
To MFS Emerging Markets	2,400	2,400	0	0	0	0
Equity Portfolio
To MFS Global Governments	2,400	2,400	0	0	0	0
Portfolio
To MFS Global Growth	2,400	2,400	0	0	0	0
Portfolio
To MFS Global Research	2,400	2,400	0	0	0	0
Portfolio
To MFS Global Tactical	2,400	2,400	0	0	0	0
Allocation Portfolio
To MFS Government Securities	2,400	2,400	0	0	0	0
Portfolio
To MFS High Yield Portfolio	2,400	2,400	0	0	0	0

To MFS Income Portfolio	2,400	2,400	0	0	0	0

To MFS International Growth	2,400	2,400	0	0	0	0
Portfolio

To MFS International Intrinsic	2,400	2,400	0	0	0	0
Value Portfolio
To MFS Massachusetts	2,400	2,400	0	0	0	0
Investors Growth Stock
Portfolio
To MFS Research International	2,400	2,400	0	0	0	0
Portfolio
To MFS Technology Portfolio	2,400	2,400	0	0	0	0

To MFS U.S. Government Money	2,400	2,400	0	0	0	0
Market Portfolio
Total fees billed by Deloitte
To above Funds:	40,800	40,800	0	0	0	0

Fees billed by Deloitte:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2023	2022	2023	2022	2023	2022

To MFS and MFS Related	0	0	0	0	0	3,790
Entities of MFS Blended
Research Core Equity Portfolio*
To MFS and MFS Related	0	0	0	0	0	3,790
Entities of MFS Core Equity
Portfolio*
To MFS and MFS Related	0	0	0	0	0	3,790
Entities of MFS Corporate Bond
Portfolio*
To MFS and MFS Related	0	0	0	0	0	3,790
Entities of MFS Emerging
Markets Equity Portfolio*
To MFS and MFS Related	0	0	0	0	0	3,790
Entities of MFS Global
Governments Portfolio*
To MFS and MFS Related	0	0	0	0	0	3,790
Entities of MFS Global
Growth Portfolio*
To MFS and MFS Related	0	0	0	0	0	3,790
Entities of MFS Global
Research Portfolio*
To MFS and MFS Related	0	0	0	0	0	3,790
Entities of MFS Global Tactical
Allocation Portfolio*
To MFS and MFS Related	0	0	0	0	0	3,790
Entities of MFS Government
Securities Portfolio*
To MFS and MFS Related	0	0	0	0	0	3,790
Entities of MFS High
Yield Portfolio*
To MFS and MFS Related	0	0	0	0	0	3,790
Entities of MFS Income
Portfolio*
To MFS and MFS Related	0	0	0	0	0	3,790
Entities of MFS International
Growth Portfolio*
To MFS and MFS Related	0	0	0	0	0	3,790
Entities of MFS International
Intrinsic Value Portfolio*
To MFS and MFS Related	0	0	0	0	0	3,790
Entities of MFS Massachusetts
Investors Growth Stock
Portfolio*

To MFS and MFS Related	0	0	0	0	0	3,790
Entities of MFS Research
International Portfolio*
To MFS and MFS Related	0	0	0	0	0	3,790
Entities of MFS Technology
Portfolio*
To MFS and MFS Related	0	0	0	0	0	3,790
Entities of MFS U.S. Government
Money Market Portfolio *

Fees billed by Deloitte:	Aggregate fees for non-audit services
2023	2022
To MFS Blended Research Core Equity Portfolio, MFS and MFS	2,400	6,190
Related Entities#
To MFS Core Equity Portfolio, MFS and MFS Related Entities#	2,400	6,190
To MFS Corporate Bond Portfolio, MFS and MFS Related	2,400	6,190
Entities#
To MFS Emerging Markets Equity Portfolio, MFS and MFS	2,400	6,190
Related Entities#
To MFS Global Governments Portfolio, MFS and MFS Related	2,400	6,190
Entities#
To MFS Global Growth Portfolio MFS and MFS Related Entities#	2,400	6,190
To MFS Global Research Portfolio, MFS and MFS Related	2,400	6,190
Entities#
To MFS Global Tactical Allocation Portfolio, MFS and MFS	2,400	6,190
Related Entities#
To MFS Government Securities Portfolio, MFS and MFS Related	2,400	6,190
Entities#
To MFS High Yield Portfolio, MFS and MFS Related Entities#	2,400	6,190
To MFS Income Portfolio, MFS and MFS Related Entities#	2,400	6,190
To MFS International Growth Portfolio, MFS and MFS Related	2,400	6,190
Entities#
To MFS International Intrinsic Value Portfolio, MFS and MFS	2,400	6,190
Related Entities#
To MFS Massachusetts Investors Growth Stock Portfolio, MFS	2,400	6,190
and MFS Related Entities#
To MFS Research International Portfolio, MFS and MFS Related	2,400	6,190
Entities#
To MFS Technology Portfolio, MFS and MFS Related Entities#	2,400	6,190
To MFS U.S. Government Money Market Portfolio, MFS and	2,400	6,190
MFS Related Entities#

*This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

# This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.

1 The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ''Audit Fees,'' including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

2 The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

3 The fees included under "All Other Fees" are fees for products and services provided by Deloitte other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees".

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre- approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

Item 4(i):

Not applicable.

Item 4(j):

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. INVESTMENTS

A schedule of investments for each series covered by this Form N-CSR is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this report on Form N-CSR, the Registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not Applicable.

ITEM 14. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)Change in the registrant's independent public accountant. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS VARIABLE INSURANCE TRUST II

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President

Date: February 14, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President (Principal Executive Officer)

Date: February 14, 2024

By (Signature and Title)*

/S/ JAMES O. YOST

James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer) Date: February 14, 2024

* Print name and title of each signing officer under his or her signature.